UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices) (Zip code)

Richard J. Byrne 1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1. Reports to Stockholders.

MML Series Investment Fund II
Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2010

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

1

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

4

MML Series Investment Fund II – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MML Blend Fund – Portfolio Manager Report

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 12.50%, trailing the 15.06% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outpaced the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index. The Fund outperformed the 11.90% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Fund also outperformed the 12.13% return of the Custom Balanced Index (the “custom index”), which comprises the benchmark and the Barclays Capital U.S. Aggregate Bond Index. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund held an underweight position in bonds, relative to the custom index, and an overweight stake in equities for the vast majority of 2010. In the strong equity environment that prevailed during the year, the Fund generally benefited from this positioning.

With respect to the Fund’s stock component, many of the factors applied to the component only modestly contributed to or detracted from the overall return, as compared to other historical periods – since the primary drivers of stock price fluctuations over the period were changes in broader macroeconomic factors as well as headline risks.

The equity component benefited from sound stock selection in the energy producer sub-set of the energy sector. During a volatile year driven by exogenous shocks, such as the BP oil spill, the Fund’s disciplined approach benefited overall performance. The largest detractor from the portfolio’s performance was the consumer discretionary sector – more specifically, Internet travel companies.

With respect to the Fund’s bond component, an overweight position in corporate credit and securitized products (mortgages and other asset-backed products) and an underweight position in lower-yielding Treasuries drove performance. Key contributors to the fixed-income component’s performance included corporate credit security selection and intra-sector mortgage-backed securities (MBS) trading.

Corporate bonds benefited from improved fundamentals, but were hampered over the past year by macroeconomic events. Alongside general sector momentum, prudent security selection and broad diversification led to positive sector performance.

Strategies within the securitized sector also positively contributed to performance, led by intra-sector agency mortgage pass-through securities trading and tactical allocations across issuer, coupon, and vintage. (Agency pass-through securities are those securities, backed by a U.S. government agency, representing pools of bonds that pass principal and interest payments from borrowers to investors.) In addition, allocations to the commercial mortgage-backed securities (“CMBS”) sector and investments in high-quality asset-backed securities (ABS) in lieu of cash added to returns. Detractors from performance included some of our yield curve strategies, an underweight in Treasuries, and our positioning within the CMBS sector. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.)

6

MML Blend Fund – Portfolio Manager Report (Continued)

During the past year, The Fund used derivatives for downside risk protection but not in connection with the Fund’s yield curve or duration management. We implemented a CMBX short position, using a derivative designed to protect against downside risk in CMBS securities, to offset our position in higher-quality, older CMBS securities and to protect against what we viewed as negative fundamentals in this sector. The CMBS market continued to rally during the 12-month period, which led the CMBX derivative position to have a negative impact on performance. In addition, a derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolios, as short-term rates continued largely to fall throughout the period. The use of derivatives in the equity component did not have a material effect on performance.

Subadviser outlook

The Fund’s fixed-income component is positioned to benefit from the market’s ongoing price momentum, while protecting against downside risk through security selection and sector allocation in the event that weaker fundamentals reassert themselves. In terms of its equity component, the Fund will continue to rebalance, based on the evolving performance of model factors as we emerge from the recession, and investments will shift, based on developing corporate attributes. We believe that U.S. equities are still very attractive, particularly relative to bonds.

MML Blend Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Federal National Mortgage Association TBA Pool #5719 4.000% 11/01/23	2.7%
Federal National Mortgage Association TBA Pool #11007 4.500% 12/01/20	2.7%
Federal Home Loan Mortgage Corp. TBA Pool #6222 4.500% 1/01/39	2.5%
Exxon Mobil Corp.	2.0%
U.S. Treasury Note 3.000% 9/30/16	1.9%
Apple, Inc.	1.7%
Federal National Mortgage Association TBA Pool #26443 5.000% 4/01/36	1.5%
General Electric Co.	1.4%
Microsoft Corp.	1.2%
U.S. Treasury Note 0.750% 12/15/13	1.2%

18.8%

MML Blend Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Equities	62.5%
Bonds & Notes	37.0%
Mutual Funds	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

7

MML Blend Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	12.50%	4.40%	3.40%
S&P 500 Index*	15.06%	2.29%	1.41%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Lipper Balanced Fund Index	11.90%	3.91%	3.71%
Custom Balanced Index	12.13%	4.07%	3.53%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	12.22%	4.55%
S&P 500 Index*	15.06%	1.47%+
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%+
Lipper Balanced Fund Index	11.90%	4.06%+
Custom Balanced Index	12.13%	4.22%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Fund Index and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Equity Fund – Portfolio Manager Report

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 74% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 26% of the Fund’s portfolio, as of December 31, 2010. Loomis Sayles replaced AllianceBernstein L.P. as a co-subadviser of the Fund, effective March 15, 2010.

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 14.77%, lagging the 15.51% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s OFI component, strong returns in the materials, consumer discretionary, consumer staples, industrials and financials sectors aided the portfolio’s performance, relative to the benchmark. Conversely, the portfolio’s relative performance was hampered by the energy, information technology (“IT”), health care, telecommunications services, and utilities sectors.

Materials was the top-contributing sector to relative performance during the year. The Fund’s exposure to fertilizer and chemicals stocks, including Potash and Celanese, proved beneficial to results, as the market began to anticipate an increase in agricultural spending after depressed demand in recent years. In the consumer discretionary sector, portfolio holdings in the media industry posted strong results, including Time Warner Cable, Viacom, and Comcast.

On the downside, energy was the largest detractor from relative performance for the year. Positive results from Halliburton were offset by losses in portfolio holdings Consol Energy and Apache. We sold our position in Apache in favor of more attractive opportunities. The IT sector also hampered relative returns, as positions in Motorola and Dell underperformed the broad sector during the period. We subsequently eliminated both stocks from the portfolio.

For the Fund’s Loomis Sayles component, the portfolio’s strongest-performing sector was financial services, and this was almost entirely due to stock selection in companies such as Berkshire Hathaway and Ameriprise. Berkshire Hathaway had an extremely high price point as 2010 began, but the stock split, allowing individual investors to buy shares of the company. Ameriprise had a strong year due to recovering client activity and increasing asset management margins. Similarly, the portfolio’s underweight position, relative to the benchmark, in insurance and utilities stocks also boosted performance. Other strong performers included Schlumberger LTD and Smith International, as news of a buyout of Smith International by Schlumberger was well received in the investment world.

Detracting from performance was the producer durables sector, which suffered under the portfolio’s exposure to the euro (through portfolio holdings such as ABB and Arcelor Mittal), rising budget deficits, and sovereign debt credit worries in Portugal, Spain, Italy, and Greece. The steep drop in the value of the euro (in the earlier part of 2010) led to a rise in the value of the U.S. dollar, and also sent global commodity prices downward. At the same time, the oil spill in the Gulf of Mexico caused the portfolio’s energy names (specifically Anadarko) to underperform. Health care also lagged, primarily due to Boston Scientific, which had struggled since its stent recall. We trimmed our position in Boston Scientific in August and used the proceeds to invest in more attractive opportunities.

9

MML Equity Fund – Portfolio Manager Report (Continued)

Subadviser outlook

We continue to like stocks and believe the economy is on an upward trajectory. We do not find stocks to be particularly expensive and believe there are many good values to be found. Aiding our belief is an economy moving back toward stronger growth; with economist projections approaching 3% or better in Gross Domestic Product (GDP) growth for 2011 – up from a 1.7% projection in the summer of 2010. Corporate balance sheets continue to be in very good shape – as many companies, in the current low interest rate environment, are either paying down debt or refinancing it at very favorable rates.

Furthermore, American businesses are being run very efficiently. This has resulted in companies generating very good cash flows that they continue to hold at high levels (relative to the past). As the economy expands, our view is that corporate managers will feel more confident spending cash, which should help put people back to work.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Chevron Corp.	3.7%
JP Morgan Chase & Co.	3.6%
Pfizer, Inc.	3.1%
AT&T, Inc.	2.8%
Merck & Co., Inc.	2.6%
MetLife, Inc.	2.5%
Halliburton Co.	2.4%
State Street Corp.	2.2%
Wells Fargo & Co.	2.2%
Exxon Mobil Corp.	2.1%

27.2%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	23.2%
Consumer, Non-cyclical	19.4%
Communications	13.1%
Energy	12.0%
Industrial	9.0%
Consumer, Cyclical	8.0%
Utilities	5.4%
Basic Materials	4.4%
Technology	3.5%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

10

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	14.77%	1.47%	1.17%
Russell 1000 Value Index	15.51%	1.28%	3.26%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	14.48%	0.25%
Russell 1000 Value Index	15.51%	-0.13%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Managed Bond Fund – Portfolio Manager Report

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 6.96%, outperforming the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index, and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s outperformance in 2010 can be attributed to the portfolio’s overweight position, relative to the benchmark, in corporate credit and securitized products (mortgages and other asset-backed products) and an underweight in lower-yielding Treasuries. In addition, corporate credit security selection (i.e., corporate bonds and other non-Treasuries) and intra-sector mortgage-backed securities (MBS) trading also contributed to portfolio returns.

Corporate bonds benefited in 2010 from improved fundamentals (such as positive earnings, stronger balance sheets, high cash levels, and lower leverage), but were hampered by macroeconomic events (such as European sovereign debt fears, global growth concerns, financial regulation, and inconsistent economic data). Alongside general sector momentum, prudent security selection and broad diversification led to positive sector performance. Corporate bond holdings also appreciated in price, driven by fund flows into the sector, as investors’ appetite for corporate bonds continued to be strong.

Strategies within the securitized sector also contributed to performance, led by intra-sector agency mortgage pass-through securities trading and tactical allocations across issuer, coupon, and maturity date. (An agency pass-through security is a security, backed by a U.S. government agency, representing pools of bonds that pass principal and interest from borrowers to investors.) Ongoing investment opportunities presented themselves as market reactions to federal mortgage purchases, supply-demand imbalances, housing market data, prepayments, delinquencies, and foreclosures.

Agency mortgage pass-throughs ended 2009 amid concern that the end of the Federal Reserve’s (the “Fed”) purchase program on March 31, 2010 would result in widespread home price declines. However, the first quarter of 2010 ended with prices of these securities declining only mildly.

The Fund uses derivative instruments on occasion for yield-curve, duration, and downside-risk management. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates. Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.)

During the past year, the Fund used derivatives for downside risk protection, but not in connection with the Fund’s yield curve or duration management. We implemented a CMBX short position, using a derivative designed to protect against downside risk in commercial mortgage-backed securities (“CMBS”), to offset our position in higher-quality, older CMBS securities and to protect against what we viewed as negative fundamentals in this sector. The CMBS market continued to rally during the 12-month period, which led the CMBX derivative position to have a negative impact on performance. In addition, a derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolio, as short-term rates continued largely to fall throughout the period.

12

MML Managed Bond Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Markets are reacting to ongoing macroeconomic data releases and adjusting to the November implementation of QE2 (i.e., the Fed’s most-recent round of quantitative easing). The Fund is positioned to benefit from the market’s ongoing technical momentum, while protecting against downside risk through security selection and sector allocation in the event that weaker fundamentals reassert themselves.

Domestic growth, after a brief summer slump, appears to have strengthened into year-end 2010, fueling further advances in risky asset classes. Policy risk remains high, as concerns mount regarding currency wars, fiscal policy, rising protectionism, and central bank actions. Despite very low Treasury yields, credit sectors remain attractive and the Fund is properly diversified across sectors, quality, and issue – with a focus on individual security selection. The mortgage market outlook remains fluid, in our view, given various “moving pieces,” such as Fed purchases, tight lending, renewed home price weakness, and recent foreclosure documentation problems.

MML Managed Bond Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Government, Aaa/AAA	54.9%
Aa/AA	4.2%
A/A	12.2%
Baa/BBB	21.1%
Ba/BB	5.0%
B and Below	0.5%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

13

MML Managed Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	6.96%	6.12%	5.92%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	6.70%	7.81%
Barclays Capital U.S. Aggregate Bond Index	6.54%	6.74%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Money Market Fund – Portfolio Manager Report

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality debt instruments. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 0.00%, modestly underperforming the 0.01% return of the Lipper Taxable Money Market Fund Index (the “benchmark”), an unmanaged index of taxable money market mutual funds. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Initial Class shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Optimal security selection contributed to the Fund’s performance for the year overall, with a focus on areas of the yield curve that offered pockets of value versus alternative investment options. The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.

In addition to our investment process, the Fund benefited from a rise in London Interbank Offered Rate (LIBOR) rates, an interest rate used in the short-term international interbank market, due to the European debt crisis, resulting in higher commercial paper yields versus the benchmark. Short-term rates at year-end 2010 remained in line with levels seen one year prior. Notwithstanding this apparent stability, short-term rates spiked briefly during the second quarter of 2010, peaking at 0.35% and 0.54%, for one-month and three-month rates, respectively, resulting in higher commercial paper yields versus the benchmark. In early 2010, the market had anticipated a federal funds rate hike in the latter half of the year, but as the economic recovery became more anemic around mid-year, the consensus outlook shifted towards potential rate increases occurring in late 2011 and beyond. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

The Fund’s absolute performance was adversely affected by continued low nominal yields driven by the Federal Reserve’s (the “Fed”) accommodative stance on interest rates. In this low interest rate environment, the Fund strategy has been to purchase shorter-dated commercial paper, except in cases where there were rewards for going further out the curve to longer-term debt. As a result, the portfolio’s weighted average maturity (“WAM”) has declined slightly over the past year. The decline was driven in part by the Securities and Exchange Commission’s (the “SEC”) new 2a-7 rules requiring more liquidity – and in part by market perception in late 2009 of a rate hike in the second half of 2010 that never materialized. As the economy sputtered over the summer of 2010, the potential rate hike instead turned into a second round of quantitative easing (commonly referred to as “QE2”) later in the year.

Beginning in May 2010, the SEC placed tighter restrictions on WAM and stringent requirements for daily and weekly liquidity. The new liquidity rules increased demand for very short loans (1-7 days), forcing rates slightly lower. This had a negative impact on the portfolio, as securities purchased during the second quarter, when rates were higher, matured and were replaced by lower-yielding securities.

15

MML Money Market Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Looking forward, we expect the Fed’s accommodative stance on interest rates to continue into 2011. Given the Fed’s recent statements and progression of QE2, it is likely that this policy will not deviate until either unemployment begins to migrate toward more acceptable levels, or inflation begins to rise toward unacceptable levels. The Fund will continue to be closely monitored, and we will pay careful attention to Fed statements concerning their economic outlook and the future of their quantitative easing policy. These statements should continue to provide guidance on if, and when, short-term interest rates may eventually rise. In line with our outlook of an accommodative Fed resulting in continued low nominal rates and a relatively flat yield curve, we have lengthened the portfolio’s WAM to around 50 days. We continue to focus on purchasing commercial paper, primarily in shorter maturities, while adding duration (a measure of a bond or bond portfolio’s sensitivity to interest rates; the longer the duration, the greater the price impact to the portfolio when interest rates rise or fall) by purchasing longer-dated Treasury bills.

MML Money Market Fund Asset Allocation (% of Net Assets) on 12/31/10 (Unaudited)

Commercial Paper	81.4%
Discount Notes	9.0%
U.S. Treasury Bills	9.5%
Time Deposits	0.0%

Total Short-Term Investments	99.9%
Other Assets and Liabilities	0.1%

Net Assets	100.0%

16

MML Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Lipper Taxable Money Market Fund Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10		Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	0.00%	†	2.27%	2.03%
Lipper Taxable Money Market Fund Index	0.01%		2.37%	2.10%

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

† Amount is less than 0.005%

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

17

MML Blend Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 62.5%

COMMON STOCK — 62.5%
Advertising — 0.1%
The Interpublic Group of Companies, Inc. (a)	19,022	$202,014
Omnicom Group, Inc.	8,047	368,552

		570,566

Aerospace & Defense — 1.3%
The Boeing Co.	26,072	1,701,459
General Dynamics Corp.	13,622	966,617
Goodrich Corp.	3,867	340,567
L-3 Communications Holdings, Inc.	3,420	241,076
Lockheed Martin Corp.	9,355	654,008
Northrop Grumman Corp.	13,918	901,608
Raytheon Co.	13,759	637,592
Rockwell Collins, Inc.	2,768	161,263
United Technologies Corp.	30,310	2,386,003

		7,990,193

Agriculture — 1.5%
Altria Group, Inc.	99,759	2,456,067
Archer-Daniels-Midland Co.	15,792	475,023
Lorillard, Inc.	8,364	686,350
Philip Morris International, Inc.	80,136	4,690,360
Reynolds American, Inc.	14,634	477,361

		8,785,161

Airlines — 0.1%
Southwest Airlines Co.	39,483	512,489

Apparel — 0.3%
Nike, Inc. Class B	15,211	1,299,324
VF Corp.	5,450	469,681

		1,769,005

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	133,913	2,248,400
Paccar, Inc.	12,922	741,981

		2,990,381

Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. (a)	10,051	119,104
Johnson Controls, Inc.	20,372	778,211

		897,315

Banks — 3.1%
Bank of America Corp.	331,198	4,418,181
Bank of New York Mellon Corp.	36,607	1,105,531
BB&T Corp.	23,466	616,921
Capital One Financial Corp.	19,242	818,940
Comerica, Inc.	2,721	114,935
Fifth Third Bancorp	27,521	404,008
First Horizon National Corp. (a)	6,692	78,832
Huntington Bancshares, Inc.	27,600	189,612

	Number of Shares	Value
KeyCorp	28,964	$256,331
M&T Bank Corp.	3,865	336,448
Marshall & Ilsley Corp.	17,309	119,778
Northern Trust Corp.	1,759	97,466
PNC Financial Services Group, Inc.	21,218	1,288,357
Regions Financial Corp.	39,615	277,305
State Street Corp.	14,376	666,184
SunTrust Banks, Inc.	22,711	670,202
U.S. Bancorp	62,502	1,685,679
Wells Fargo & Co.	176,216	5,460,934
Zions Bancorp	6,741	163,335

		18,768,979

Beverages — 1.4%
Brown-Forman Corp. Class B	1,604	111,670
The Coca-Cola Co.	67,115	4,414,154
Coca-Cola Enterprises, Inc.	12,378	309,821
Constellation Brands, Inc. Class A (a)	7,212	159,746
Dr. Pepper Snapple Group, Inc.	12,404	436,125
Molson Coors Brewing Co. Class B	7,533	378,081
PepsiCo, Inc.	38,860	2,538,724

		8,348,321

Biotechnology — 0.6%
Amgen, Inc. (a)	37,131	2,038,492
Biogen Idec, Inc. (a)	8,022	537,875
Celgene Corp. (a)	11,298	668,164
Genzyme Corp. (a)	3,794	270,133
Life Technologies Corp. (a)	3,711	205,960

		3,720,624

Building Materials — 0.0%
Masco Corp.	20,525	259,847

Chemicals — 1.2%
Air Products & Chemicals, Inc.	5,995	545,245
Airgas, Inc.	2,272	141,909
CF Industries Holdings, Inc.	2,178	294,357
The Dow Chemical Co.	46,773	1,596,830
E.I. du Pont de Nemours & Co.	38,060	1,898,433
Eastman Chemical Co.	2,635	221,551
Ecolab, Inc.	3,422	172,537
FMC Corp.	2,000	159,780
International Flavors & Fragrances, Inc.	3,260	181,223
Monsanto Co.	294	20,474
PPG Industries, Inc.	6,619	556,459
Praxair, Inc.	8,616	822,570
The Sherwin-Williams Co.	733	61,389
Sigma-Aldrich Corp.	4,346	289,270

		6,962,027

Coal — 0.1%
CONSOL Energy, Inc.	1,181	57,562

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Massey Energy Co.	59	$3,165
Peabody Energy Corp.	8,076	516,703

		577,430

Commercial Services — 0.9%
Apollo Group, Inc. Class A (a)	4,854	191,684
Automatic Data Processing, Inc.	13,709	634,453
DeVry, Inc.	1,555	74,609
Donnelley (R.R.) & Sons Co.	11,123	194,319
Equifax, Inc.	2,442	86,935
H&R Block, Inc.	23,263	277,062
Iron Mountain, Inc.	3,256	81,433
MasterCard, Inc. Class A	2,908	651,712
McKesson Corp.	8,735	614,769
Monster Worldwide, Inc. (a)	2,300	54,349
Moody’s Corp.	12,230	324,584
Paychex, Inc.	6,164	190,529
Quanta Services, Inc. (a)	413	8,227
Robert Half International, Inc.	1,826	55,876
SAIC, Inc. (a)	8,878	140,805
Total System Services, Inc.	15,007	230,808
Visa, Inc. Class A	13,348	939,432
Western Union Co.	29,288	543,878

		5,295,464

Computers — 4.1%
Apple, Inc. (a)	31,069	10,021,617
Cognizant Technology Solutions Corp. Class A (a)	6,578	482,102
Computer Sciences Corp.	8,226	408,010
Dell, Inc. (a)	80,431	1,089,840
EMC Corp. (a)	79,024	1,809,650
Hewlett-Packard Co.	49,574	2,087,065
International Business Machines Corp.	44,550	6,538,158
Lexmark International, Inc. Class A (a)	15,769	549,076
NetApp, Inc. (a)	12,798	703,378
SanDisk Corp. (a)	11,003	548,609
Teradata Corp. (a)	6,286	258,732
Western Digital Corp. (a)	4,252	144,143

		24,640,380

Cosmetics & Personal Care — 1.1%
Avon Products, Inc.	9,692	281,650
Colgate-Palmolive Co.	6,468	519,833
The Estee Lauder Cos., Inc. Class A	2,985	240,889
The Procter & Gamble Co.	90,129	5,797,999

		6,840,371

Distribution & Wholesale — 0.1%
Fastenal Co.	1,041	62,366
Genuine Parts Co.	4,834	248,178
W.W. Grainger, Inc.	2,172	299,975

		610,519

	Number of Shares	Value
Diversified Financial — 3.3%
American Express Co.	33,949	$1,457,091
Ameriprise Financial, Inc.	11,336	652,387
The Charles Schwab Corp.	5,012	85,755
Citigroup, Inc. (a)	815,010	3,854,997
CME Group, Inc.	1,546	497,426
Discover Financial Services	18,383	340,637
E*TRADE Financial Corp. (a)	2,061	32,976
Federated Investors, Inc. Class B	2,960	77,463
Franklin Resources, Inc.	4,829	537,033
The Goldman Sachs Group, Inc.	18,040	3,033,607
IntercontinentalExchange, Inc. (a)	2,476	295,016
Invesco Ltd.	15,412	370,813
JP Morgan Chase & Co.	140,422	5,956,701
Legg Mason, Inc.	5,226	189,547
Morgan Stanley	32,697	889,685
The NASDAQ OMX Group, Inc. (a)	14,545	344,862
NYSE Euronext	13,432	402,691
SLM Corp. (a)	33,591	422,911
T. Rowe Price Group, Inc.	6,106	394,081

		19,835,679

Electric — 2.0%
The AES Corp. (a)	18,187	221,518
Allegheny Energy, Inc.	14,133	342,584
Ameren Corp.	15,660	441,455
American Electric Power Co., Inc.	14,585	524,768
CenterPoint Energy, Inc.	7,631	119,959
CMS Energy Corp.	10,803	200,936
Consolidated Edison, Inc.	7,682	380,797
Constellation Energy Group, Inc.	8,789	269,207
Dominion Resources, Inc.	21,816	931,980
DTE Energy Co.	4,860	220,255
Duke Energy Corp.	43,268	770,603
Edison International	12,626	487,364
Entergy Corp.	7,898	559,415
Exelon Corp.	23,966	997,944
FirstEnergy Corp.	13,650	505,323
Integrys Energy Group, Inc.	5,354	259,723
NextEra Energy, Inc.	12,030	625,440
Northeast Utilities	5,812	185,287
NRG Energy, Inc. (a)	8,300	162,182
Pepco Holdings, Inc.	19,343	353,010
PG&E Corp.	10,916	522,221
Pinnacle West Capital Corp.	5,396	223,664
PPL Corp.	14,218	374,218
Progress Energy, Inc.	6,533	284,055
Public Service Enterprise Group, Inc.	17,724	563,800
SCANA Corp.	3,947	160,248
The Southern Co.	18,322	700,450
TECO Energy, Inc.	7,695	136,971
Wisconsin Energy Corp.	2,991	176,050
Xcel Energy, Inc.	11,072	260,746

		11,962,173

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	28,069	$1,604,705
Molex, Inc.	1,894	43,031

		1,647,736

Electronics — 0.2%
Agilent Technologies, Inc. (a)	8,663	358,908
Amphenol Corp. Class A	2,032	107,249
FLIR Systems, Inc. (a)	4,952	147,322
Jabil Circuit, Inc.	5,247	105,412
PerkinElmer, Inc.	3,520	90,886
Waters Corp. (a)	2,350	182,619

		992,396

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,700	221,238

Engineering & Construction — 0.1%
Fluor Corp.	4,209	278,888
Jacobs Engineering Group, Inc. (a)	5,920	271,432

		550,320

Entertainment — 0.0%
International Game Technology	5,591	98,905

Environmental Controls — 0.2%
Republic Services, Inc.	12,337	368,383
Stericycle, Inc. (a)	797	64,493
Waste Management, Inc.	22,273	821,206

		1,254,082

Foods — 1.0%
Campbell Soup Co.	6,424	223,234
ConAgra Foods, Inc.	14,174	320,049
Dean Foods Co. (a)	4,099	36,235
General Mills, Inc.	22,162	788,746
H.J. Heinz Co.	11,161	552,023
The Hershey Co.	8,947	421,851
Hormel Foods Corp.	2,983	152,909
The J.M. Smucker Co.	4,345	285,249
Kellogg Co.	1,228	62,726
Kraft Foods, Inc. Class A	29,575	931,908
The Kroger Co.	19,029	425,489
McCormick & Co., Inc.	3,661	170,346
Safeway, Inc.	8,600	193,414
Sara Lee Corp.	21,477	376,062
SUPERVALU, Inc.	51,124	492,324
Sysco Corp.	8,334	245,020
Tyson Foods, Inc. Class A	18,101	311,699
Whole Foods Market, Inc. (a)	1,725	87,268

		6,076,552

Forest Products & Paper — 0.2%
International Paper Co.	20,687	563,514
MeadWestvaco Corp.	6,087	159,236

	Number of Shares	Value
Plum Creek Timber Co., Inc.	2,763	$103,474
Weyerhaeuser Co.	18,626	352,590

		1,178,814

Gas — 0.1%
Nicor, Inc.	4,533	226,288
NiSource, Inc.	7,513	132,379
Sempra Energy	4,261	223,617

		582,284

Hand & Machine Tools — 0.1%
Snap-on, Inc.	2,171	122,835
Stanley Black & Decker, Inc.	3,329	222,610

		345,445

Health Care – Products — 1.7%
Baxter International, Inc.	18,961	959,806
Becton, Dickinson & Co.	7,806	659,763
Boston Scientific Corp. (a)	27,104	205,177
C.R. Bard, Inc.	3,382	310,366
CareFusion Corp. (a)	6,890	177,073
Intuitive Surgical, Inc. (a)	26	6,702
Johnson & Johnson	93,652	5,792,376
Medtronic, Inc.	16,848	624,893
St. Jude Medical, Inc. (a)	9,991	427,115
Stryker Corp.	11,250	604,125
Varian Medical Systems, Inc. (a)	4,397	304,624
Zimmer Holdings, Inc. (a)	6,815	365,829

		10,437,849

Health Care – Services — 0.9%
Aetna, Inc.	18,020	549,790
CIGNA Corp.	9,392	344,311
Coventry Health Care, Inc. (a)	12,877	339,953
DaVita, Inc. (a)	3,065	212,987
Humana, Inc. (a)	10,694	585,389
Laboratory Corporation of America Holdings (a)	3,042	267,452
Quest Diagnostics, Inc.	3,109	167,793
Tenet Healthcare Corp. (a)	13,697	91,633
Thermo Fisher Scientific, Inc. (a)	10,291	569,710
UnitedHealth Group, Inc.	46,564	1,681,426
WellPoint, Inc. (a)	13,756	782,166

		5,592,610

Holding Company – Diversified — 0.0%
Leucadia National Corp.	3,637	106,128

Home Builders — 0.0%
D.R. Horton, Inc.	17,847	212,915
Lennar Corp. Class A	1,700	31,875
Pulte Group, Inc. (a)	1,373	10,325

		255,115

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	2,269	$105,054
Whirlpool Corp.	3,113	276,528

		381,582

Household Products — 0.2%
Avery Dennison Corp.	5,615	237,739
The Clorox Co.	4,043	255,841
Fortune Brands, Inc.	3,563	214,671
Kimberly-Clark Corp.	8,255	520,395

		1,228,646

Housewares — 0.0%
Newell Rubbermaid, Inc.	8,538	155,221

Insurance — 2.9%
ACE Ltd.	18,400	1,145,400
Aflac, Inc.	20,072	1,132,663
The Allstate Corp.	17,135	546,264
American International Group, Inc. (a)	6,346	365,657
Aon Corp.	8,035	369,690
Assurant, Inc.	17,896	689,354
Berkshire Hathaway, Inc. Class B (a)	50,896	4,077,279
The Chubb Corp.	15,520	925,613
Cincinnati Financial Corp.	4,719	149,545
Genworth Financial, Inc. Class A (a)	9,629	126,525
The Hartford Financial Services Group, Inc.	23,352	618,594
Lincoln National Corp.	11,151	310,109
Loews Corp.	12,083	470,150
Marsh & McLennan Cos., Inc.	13,613	372,179
MetLife, Inc.	28,790	1,279,428
Principal Financial Group, Inc.	13,029	424,224
The Progressive Corp.	23,314	463,249
Prudential Financial, Inc.	20,227	1,187,527
Torchmark Corp.	5,637	336,754
The Travelers Cos., Inc.	23,497	1,309,018
Unum Group	13,731	332,565
XL Group PLC	21,188	462,322

		17,094,109

Internet — 1.5%
Akamai Technologies, Inc. (a)	3,026	142,373
Amazon.com, Inc. (a)	76	13,680
eBay, Inc. (a)	26,077	725,723
Expedia, Inc.	14,735	369,701
Google, Inc. Class A (a)	8,819	5,238,222
McAfee, Inc. (a)	5,130	237,570
Priceline.com, Inc. (a)	1,444	576,950
Symantec Corp. (a)	25,855	432,813
VeriSign, Inc.	11,291	368,877

	Number of Shares	Value
Yahoo!, Inc. (a)	41,429	$688,964

		8,794,873

Iron & Steel — 0.1%
AK Steel Holding Corp.	3,485	57,049
Allegheny Technologies, Inc.	445	24,555
Cliffs Natural Resources, Inc.	6,046	471,649
Nucor Corp.	3,656	160,206
United States Steel Corp.	742	43,348

		756,807

Leisure Time — 0.2%
Carnival Corp.	13,664	630,047
Harley-Davidson, Inc.	7,702	267,028

		897,075

Lodging — 0.2%
Marriott International, Inc. Class A	5,169	214,720
Starwood Hotels & Resorts Worldwide, Inc.	6,315	383,826
Wyndham Worldwide Corp.	11,309	338,818
Wynn Resorts Ltd.	2,298	238,624

		1,175,988

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	20,555	1,925,181
Ingersoll-Rand PLC	10,400	489,736

		2,414,917

Machinery – Diversified — 0.6%
Cummins, Inc.	5,065	557,201
Deere & Co.	15,450	1,283,122
Eaton Corp.	5,969	605,913
Flowserve Corp.	1,680	200,290
Rockwell Automation, Inc.	6,433	461,310
Roper Industries, Inc.	2,763	211,176

		3,319,012

Manufacturing — 2.4%
3M Co.	9,922	856,269
Danaher Corp.	16,156	762,079
Dover Corp.	8,073	471,867
Eastman Kodak Co. (a)	71,099	381,091
General Electric Co.	455,986	8,339,984
Honeywell International, Inc.	22,482	1,195,143
Illinois Tool Works, Inc.	10,455	558,297
ITT Corp.	6,455	336,370
Leggett & Platt, Inc.	3,786	86,169
Pall Corp.	2,861	141,848
Parker Hannifin Corp.	7,248	625,502
Textron, Inc.	11,072	261,742
Tyco International Ltd.	16,200	671,328

		14,687,689

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 2.0%
CBS Corp. Class B	25,657	$488,766
Comcast Corp. Class A	93,312	2,050,065
DIRECTV Class A (a)	29,528	1,179,053
Discovery Communications, Inc. Series A (a)	5,700	237,690
Gannett Co., Inc.	27,012	407,611
The McGraw-Hill Cos., Inc.	17,348	631,641
Meredith Corp.	11,525	399,341
The New York Times Co. Class A (a)	6,139	60,162
News Corp. Class A	87,367	1,272,063
Scripps Networks Interactive Class A	372	19,251
Time Warner Cable, Inc.	13,326	879,916
Time Warner, Inc.	40,615	1,306,585
Viacom, Inc. Class B	27,110	1,073,827
The Walt Disney Co.	42,612	1,598,376
The Washington Post Co. Class B	1,441	633,319

		12,237,666

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	176	24,501

Mining — 0.7%
Alcoa, Inc.	43,726	672,943
Freeport-McMoRan Copper & Gold, Inc.	17,882	2,147,449
Newmont Mining Corp.	18,270	1,122,326
Titanium Metals Corp. (a)	6,863	117,906
Vulcan Materials Co.	1,665	73,860

		4,134,484

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	7,389	178,666
Xerox Corp.	62,345	718,214

		896,880

Oil & Gas — 5.8%
Anadarko Petroleum Corp.	9,738	741,646
Apache Corp.	8,691	1,036,228
Cabot Oil & Gas Corp.	2,587	97,918
Chesapeake Energy Corp.	20,590	533,487
Chevron Corp.	75,408	6,880,980
ConocoPhillips	63,039	4,292,956
Denbury Resources, Inc. (a)	1,974	37,684
Devon Energy Corp.	13,547	1,063,575
Diamond Offshore Drilling, Inc.	7,078	473,306
EOG Resources, Inc.	3,254	297,448
EQT Corp.	1,397	62,641
Exxon Mobil Corp.	167,337	12,235,681
Helmerich & Payne, Inc.	6,000	290,880
Hess Corp.	9,932	760,195
Marathon Oil Corp.	25,227	934,156
Murphy Oil Corp.	6,511	485,395
Nabors Industries Ltd. (a)	12,165	285,391
Noble Energy, Inc.	6,148	529,220

	Number of Shares	Value
Occidental Petroleum Corp.	22,305	$2,188,120
Pioneer Natural Resources Co.	1,381	119,898
QEP Resources, Inc.	2,989	108,531
Range Resources Corp.	99	4,453
Rowan Cos., Inc. (a)	7,199	251,317
Southwestern Energy Co. (a)	1,000	37,430
Sunoco, Inc.	7,276	293,296
Tesoro Corp. (a)	3,087	57,233
Valero Energy Corp.	29,900	691,288

		34,790,353

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	17,131	979,379
Cameron International Corp. (a)	5,406	274,246
FMC Technologies, Inc. (a)	2,420	215,162
Halliburton Co.	34,367	1,403,205
National Oilwell Varco, Inc.	21,094	1,418,572
Schlumberger Ltd.	16,364	1,366,394

		5,656,958

Packaging & Containers — 0.1%
Ball Corp.	6,051	411,771
Bemis Co., Inc.	4,496	146,839
Owens-IIlinois, Inc. (a)	4,916	150,921
Sealed Air Corp.	5,953	151,504

		861,035

Pharmaceuticals — 3.3%
Abbott Laboratories	55,322	2,650,477
Allergan, Inc.	9,965	684,297
AmerisourceBergen Corp.	11,107	378,971
Bristol-Myers Squibb Co.	64,567	1,709,734
Cardinal Health, Inc.	17,278	661,920
Cephalon, Inc. (a)	12,164	750,762
DENTSPLY International, Inc.	1,456	49,752
Eli Lilly & Co.	52,514	1,840,091
Express Scripts, Inc. (a)	12,186	658,653
Forest Laboratories, Inc. (a)	17,716	566,558
Gilead Sciences, Inc. (a)	23,835	863,780
Hospira, Inc. (a)	4,017	223,707
King Pharmaceuticals, Inc. (a)	5,668	79,635
Mead Johnson Nutrition Co.	6,112	380,472
Medco Health Solutions, Inc. (a)	8,713	533,846
Merck & Co., Inc.	94,483	3,405,167
Mylan, Inc. (a)	11,147	235,536
Patterson Cos., Inc.	3,686	112,902
Pfizer, Inc.	233,092	4,081,441
Watson Pharmaceuticals, Inc. (a)	3,356	173,337

		20,041,038

Pipelines — 0.2%
El Paso Corp.	41,890	576,406
ONEOK, Inc.	4,100	227,427
Spectra Energy Corp.	7,964	199,020
The Williams Cos., Inc.	8,948	221,195

		1,224,048

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate — 0.1%
CB Richard Ellis Group, Inc. Class A (a)	14,187	$290,550

Real Estate Investment Trusts (REITS) — 0.9%
Apartment Investment & Management Co. Class A	12,285	317,445
AvalonBay Communities, Inc.	3,691	415,422
Boston Properties, Inc.	4,433	381,681
Equity Residential	12,156	631,504
HCP, Inc.	12,635	464,842
Health Care REIT, Inc.	3,772	179,698
Host Hotels & Resorts, Inc.	22,337	399,162
Kimco Realty Corp.	23,067	416,129
ProLogis	12,194	176,081
Public Storage	4,533	459,737
Simon Property Group, Inc.	8,375	833,229
Ventas, Inc.	5,725	300,448
Vornado Realty Trust	6,773	564,394

		5,539,772

Retail — 4.0%
Abercrombie & Fitch Co. Class A	2,434	140,271
AutoNation, Inc. (a)	2,699	76,112
AutoZone, Inc. (a)	2,686	732,177
Bed Bath & Beyond, Inc. (a)	8,464	416,006
Best Buy Co., Inc.	11,292	387,203
Big Lots, Inc. (a)	2,304	70,180
CarMax, Inc. (a)	11,400	363,432
Coach, Inc.	10,055	556,142
Costco Wholesale Corp.	12,176	879,229
CVS Caremark Corp.	33,764	1,173,974
Darden Restaurants, Inc.	5,454	253,284
Family Dollar Stores, Inc.	6,735	334,797
GameStop Corp. Class A (a)	15,251	348,943
The Gap, Inc.	15,790	349,591
The Home Depot, Inc.	64,907	2,275,639
J.C. Penney Co., Inc.	5,229	168,949
Kohl’s Corp. (a)	4,030	218,990
Limited Brands, Inc.	15,250	468,632
Lowe’s Cos., Inc.	30,395	762,307
Macy’s, Inc.	18,351	464,280
McDonald’s Corp.	35,130	2,696,579
Nordstrom, Inc.	4,208	178,335
O’Reilly Automotive, Inc. (a)	3,773	227,965
Office Depot, Inc. (a)	8,455	45,657
Polo Ralph Lauren Corp.	2,850	316,122
RadioShack Corp.	21,048	389,177
Ross Stores, Inc.	7,396	467,797
Sears Holdings Corp. (a)	654	48,232
Staples, Inc.	12,765	290,659
Starbucks Corp.	25,877	831,428
Target Corp.	23,786	1,430,252
Tiffany & Co.	4,102	255,431

	Number of Shares	Value
The TJX Cos., Inc.	14,253	$632,691
Urban Outfitters, Inc. (a)	2,800	100,268
Wal-Mart Stores, Inc.	69,422	3,743,928
Walgreen Co.	27,057	1,054,141
Yum! Brands, Inc.	11,835	580,507

		23,729,307

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	14,430	183,838
People’s United Financial, Inc.	5,451	76,369

		260,207

Semiconductors — 1.5%
Advanced Micro Devices, Inc. (a)	32,157	263,044
Altera Corp.	13,986	497,622
Analog Devices, Inc.	11,454	431,472
Applied Materials, Inc.	38,839	545,688
Broadcom Corp. Class A	11,664	507,967
Intel Corp.	162,423	3,415,756
KLA-Tencor Corp.	7,589	293,239
Linear Technology Corp.	4,205	145,451
LSI Corp. (a)	21,828	130,750
MEMC Electronic Materials, Inc. (a)	987	11,114
Microchip Technology, Inc.	5,821	199,137
Micron Technology, Inc. (a)	22,617	181,388
National Semiconductor Corp.	8,212	112,997
Novellus Systems, Inc. (a)	11,554	373,425
NVIDIA Corp. (a)	1,926	29,660
QLogic Corp. (a)	7,841	133,454
Teradyne, Inc. (a)	8,750	122,850
Texas Instruments, Inc.	39,274	1,276,405
Xilinx, Inc.	3,556	103,053

		8,774,472

Software — 2.8%
Adobe Systems, Inc. (a)	13,240	407,527
Autodesk, Inc. (a)	7,537	287,913
BMC Software, Inc. (a)	11,212	528,534
CA, Inc.	13,073	319,504
Cerner Corp. (a)	700	66,318
Citrix Systems, Inc. (a)	5,477	374,682
Compuware Corp. (a)	43,907	512,395
Dun & Bradstreet Corp.	1,096	89,971
Electronic Arts, Inc. (a)	9,037	148,026
Fidelity National Information Services, Inc.	8,500	232,815
Fiserv, Inc. (a)	3,738	218,897
Intuit, Inc. (a)	11,650	574,345
Microsoft Corp.	253,895	7,088,748
Novell, Inc. (a)	8,225	48,692
Oracle Corp.	160,157	5,012,914
Red Hat, Inc. (a)	5,821	265,729
Salesforce.com, Inc. (a)	3,661	483,252

		16,660,262

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 3.5%
American Tower Corp. Class A (a)	8,589	$443,536
AT&T, Inc.	190,909	5,608,906
CenturyLink, Inc.	11,117	513,272
Cisco Systems, Inc. (a)	167,542	3,389,375
Corning, Inc.	44,567	861,034
Frontier Communications Corp.	37,656	366,393
Harris Corp.	6,470	293,091
JDS Uniphase Corp. (a)	7,623	110,381
Juniper Networks, Inc. (a)	15,789	582,930
MetroPCS Communications, Inc. (a)	20,674	261,113
Motorola, Inc. (a)	96,164	872,207
QUALCOMM, Inc.	49,600	2,454,704
Qwest Communications International, Inc.	65,386	497,587
Sprint Nextel Corp. (a)	96,873	409,773
Tellabs, Inc.	54,104	366,825
Verizon Communications, Inc.	112,155	4,012,906
Windstream Corp.	9,756	135,999

		21,180,032

Textiles — 0.0%
Cintas Corp.	3,678	102,837

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	4,161	196,316
Mattel, Inc.	5,490	139,611

		335,927

Transportation — 1.1%
C.H. Robinson Worldwide, Inc.	1,920	153,965
CSX Corp.	13,369	863,771
Expeditors International of Washington, Inc.	4,426	241,660
FedEx Corp.	5,080	472,491
Norfolk Southern Corp.	14,213	892,861
Ryder System, Inc.	6,438	338,896
Union Pacific Corp.	15,246	1,412,694
United Parcel Service, Inc. Class B	32,230	2,339,253

		6,715,591

TOTAL COMMON STOCK (Cost $246,143,503)		375,038,237

TOTAL EQUITIES (Cost $246,143,503)		375,038,237

	Principal Amount
BONDS & NOTES — 37.0%

CORPORATE DEBT — 14.7%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$430,000	494,693

	Principal Amount	Value
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	$255,000	$283,421
Goodrich Corp. 6.125% 3/01/19	110,000	124,484
L-3 Communications Corp. 4.750% 7/15/20	25,000	24,562
L-3 Communications Corp. 6.375% 10/15/15	480,000	494,400
Lockheed Martin Corp. 5.500% 11/15/39	40,000	40,755
United Technologies Corp. 6.125% 7/15/38	80,000	92,117

		1,059,739

Agriculture — 0.1%
Cargill, Inc. (b) 5.200% 1/22/13	650,000	701,271
Philip Morris International, Inc. 6.375% 5/16/38	35,000	40,624

		741,895

Banks — 0.8%
Bank of America Corp. 2.100% 4/30/12	500,000	510,382
Bank of America Corp. 4.500% 4/01/15	175,000	177,859
Bank of America Corp. Series L 5.650% 5/01/18	320,000	326,967
Barclays Bank PLC 5.200% 7/10/14	100,000	108,008
Barclays Bank PLC 6.750% 5/22/19	240,000	271,081
Capital One Financial Corp. 7.375% 5/23/14	170,000	193,448
Credit Suisse AG 5.400% 1/14/20	365,000	372,765
Credit Suisse New York 5.500% 5/01/14	125,000	137,082
First Horizon National Corp. 5.375% 12/15/15	325,000	328,061
HSBC Holdings PLC 6.500% 9/15/37	325,000	340,353
ICICI Bank Ltd. (b) 5.500% 3/25/15	340,000	353,832
PNC Funding Corp. 4.375% 8/11/20	430,000	424,970
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	265,000	271,405
UBS AG 5.750% 4/25/18	275,000	298,851
Wachovia Bank NA 6.600% 1/15/38	50,000	55,054
Wachovia Corp. 5.300% 10/15/11	325,000	336,860

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Corp. 5.750% 6/15/17	$345,000	$381,930
Wells Fargo & Co. 3.625% 4/15/15	170,000	176,280

		5,065,188

Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	300,000	324,951
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	25,000	28,009
Diageo Finance BV 3.875% 4/01/11	325,000	327,552
Foster’s Finance Corp. (b) 6.875% 6/15/11	835,000	857,172

		1,537,684

Building Materials — 0.2%
CRH America, Inc. 8.125% 7/15/18	45,000	52,015
Lafarge SA (b) 5.500% 7/09/15	550,000	571,521
Masco Corp. 7.125% 8/15/13	200,000	214,699
Masco Corp. 7.125% 3/15/20	45,000	47,076
Owens Corning, Inc. 9.000% 6/15/19	55,000	64,526

		949,837

Chemicals — 0.3%
Airgas, Inc. 4.500% 9/15/14	250,000	261,853
Albemarle Corp. 4.500% 12/15/20	175,000	172,239
Ashland, Inc. 9.125% 6/01/17	40,000	46,100
Cytec Industries, Inc. 8.950% 7/01/17	75,000	91,192
The Dow Chemical Co. 7.600% 5/15/14	35,000	40,369
The Dow Chemical Co. 8.550% 5/15/19	65,000	81,461
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	34,494
Ecolab, Inc. 4.875% 2/15/15	750,000	818,199
Incitiec Pivot Ltd (b) 4.000% 12/07/15	300,000	292,388
Valspar Corp. 7.250% 6/15/19	125,000	144,170

		1,982,465

	Principal Amount	Value
Coal — 0.0%
Consol Energy, Inc. (b) 8.250% 4/01/20	$35,000	$37,800

Commercial Services — 0.1%
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	253,595
Deluxe Corp. 7.375% 6/01/15	95,000	99,037
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	240,000	245,291
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	80,829

		678,752

Computers — 0.2%
Brocade Communications Systems, Inc. 6.625% 1/15/18	40,000	42,100
Brocade Communications Systems, Inc. 6.875% 1/15/20	20,000	21,300
Computer Sciences Corp. 5.500% 3/15/13	135,000	144,353
EMC Corp., Convertible 1.750% 12/01/13	250,000	376,562
HP Enterprise Services LLC Series B 6.000% 8/01/13	310,000	345,538
International Business Machines Corp. 5.600% 11/30/39	140,000	152,534

		1,082,387

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	45,000	49,688

Diversified Financial — 2.4%
American Express Co. 6.150% 8/28/17	230,000	259,259
American Express Co. 7.250% 5/20/14	120,000	136,707
American Express Co. 8.125% 5/20/19	135,000	167,968
American Express Credit Corp. 7.300% 8/20/13	690,000	777,532
American General Finance Corp. 6.500% 9/15/17	225,000	177,187
The Bear Stearns Cos., Inc. 7.250% 2/01/18	550,000	651,784
BlackRock, Inc. 5.000% 12/10/19	90,000	93,980
BlackRock, Inc. 6.250% 9/15/17	225,000	253,281
Boeing Capital Corp. Ltd. 6.500% 2/15/12	440,000	466,994

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 4.750% 5/19/15	$10,000	$10,471
Citigroup, Inc. 5.375% 8/09/20	245,000	254,557
Citigroup, Inc. 5.500% 10/15/14	185,000	199,328
Citigroup, Inc. 5.500% 2/15/17	500,000	517,520
Citigroup, Inc. 6.375% 8/12/14	370,000	408,927
Citigroup, Inc. 6.500% 8/19/13	420,000	461,185
Citigroup, Inc. 8.125% 7/15/39	155,000	197,181
Citigroup, Inc. 8.500% 5/22/19	145,000	180,008
Eaton Vance Corp. 6.500% 10/02/17	85,000	96,356
Ford Motor Credit Co. LLC 8.700% 10/01/14	130,000	146,400
General Electric Capital Corp. 2.800% 1/08/13	300,000	306,691
General Electric Capital Corp. 3.500% 8/13/12	375,000	388,500
General Electric Capital Corp. 5.375% 10/20/16	475,000	515,269
General Electric Capital Corp. 5.900% 5/13/14	300,000	332,028
General Electric Capital Corp. 6.000% 8/07/19	145,000	161,326
General Electric Capital Corp. 6.875% 1/10/39	260,000	300,472
The Goldman Sachs Group, Inc. 5.150% 1/15/14	775,000	834,725
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	232,506
The Goldman Sachs Group, Inc. 5.625% 1/15/17	780,000	824,802
The Goldman Sachs Group, Inc. 6.750% 10/01/37	160,000	163,583
HSBC Finance Corp. 6.375% 10/15/11	965,000	1,006,021
Janus Capital Group, Inc. 6.950% 6/15/17	55,000	57,300
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	51,328
Lazard Group LLC 6.850% 6/15/17	360,000	376,604
Lazard Group LLC 7.125% 5/15/15	430,000	463,022
Merrill Lynch & Co., Inc. 5.450% 2/05/13	950,000	1,002,054

	Principal Amount	Value
Merrill Lynch & Co., Inc. 7.750% 5/14/38	$95,000	$98,594
Morgan Stanley 4.200% 11/20/14	675,000	689,604
Morgan Stanley 5.450% 1/09/17	265,000	274,809
Morgan Stanley 5.625% 9/23/19	235,000	239,626
The NASDAQ OMX Group, Inc. 5.250% 1/16/18	100,000	100,875
SLM Corp. 5.000% 10/01/13	230,000	230,595
TD Ameritrade Holding Corp. 4.150% 12/01/14	90,000	93,068

		14,200,027

Electric — 1.0%
Allegheny Energy Supply (b) 8.250% 4/15/12	275,000	295,044
Ameren Corp. 8.875% 5/15/14	345,000	388,183
CMS Energy Corp. 5.050% 2/15/18	400,000	395,514
CMS Energy Corp. 6.250% 2/01/20	45,000	45,924
CMS Energy Corp. 6.300% 2/01/12	3,000	3,182
IPALCO Enterprises, Inc. 8.625% 11/14/11	100,000	103,750
Kansas Gas & Electric Co. 5.647% 3/29/21	258,068	256,949
Midamerican Energy Holdings Co. 5.950% 5/15/37	330,000	348,092
MidAmerican Funding LLC 6.750% 3/01/11	145,000	146,418
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	176,175	181,460
Monongahela Power 6.700% 6/15/14	400,000	443,502
Nevada Power Co. Series L 5.875% 1/15/15	450,000	501,793
Nevada Power Co. Series N 6.650% 4/01/36	135,000	151,042
NRG Energy, Inc. 8.500% 6/15/19	175,000	180,687
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	17,559
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	48,664
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	127,179

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PPL Energy Supply LLC 6.300% 7/15/13	$350,000	$385,593
Tenaska Oklahoma (b) 6.528% 12/30/14	285,689	280,689
TransAlta Corp. 5.750% 12/15/13	1,000,000	1,090,945
Tri-State Generation & Transmission Association Series 2003 Class A (b) 6.040% 1/31/18	296,524	320,047
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	171,700
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	251,184

		6,135,100

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	510,637

Electronics — 0.1%
Amphenol Corp. 4.750% 11/15/14	100,000	106,832
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	224,666

		331,498

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	125,000	125,727
Peninsula Gaming LLC 8.375% 8/15/15	280,000	294,350

		420,077

Environmental Controls — 0.1%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	425,000	426,979
Republic Services, Inc. 5.000% 3/01/20	245,000	257,797
Republic Services, Inc. 5.250% 11/15/21	125,000	131,735

		816,511

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	195,000	225,147
Kraft Foods, Inc. 4.125% 2/09/16	280,000	293,921
Kraft Foods, Inc. 5.375% 2/10/20	290,000	312,118
Kraft Foods, Inc. 6.500% 2/09/40	90,000	100,857
The Kroger Co. 7.500% 1/15/14	150,000	172,943

	Principal Amount	Value
Ralcorp Holdings, Inc. 4.950% 8/15/20	$150,000	$149,423
Sara Lee Corp. 3.875% 6/15/13	140,000	146,449

		1,400,858

Forest Products & Paper — 0.2%
International Paper Co. 7.300% 11/15/39	110,000	125,339
International Paper Co. 9.375% 5/15/19	70,000	90,040
The Mead Corp. 7.550% 3/01/47	270,000	249,725
Rock-Tenn Co. 5.625% 3/15/13	105,000	108,412
Rock-Tenn Co. 8.200% 8/15/11	390,000	400,725
Rock-Tenn Co. 9.250% 3/15/16	100,000	109,000
Verso Paper Holdings LLC 11.500% 7/01/14	35,000	38,413

		1,121,654

Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	400,000	405,433
Southwest Gas Corp. 8.375% 2/15/11	205,000	206,610

		612,043

Hand & Machine Tools — 0.1%
Kennametal, Inc. 7.200% 6/15/12	310,000	326,822

Health Care – Products — 0.2%
Beckman Coulter, Inc. 6.000% 6/01/15	185,000	201,898
Beckman Coulter, Inc. 7.000% 6/01/19	150,000	164,650
Boston Scientific Corp. 4.500% 1/15/15	680,000	694,293
Boston Scientific Corp. 6.000% 1/15/20	170,000	177,208
Johnson & Johnson 5.850% 7/15/38	40,000	46,041

		1,284,090

Health Care – Services — 0.1%
Apria Healthcare Group, Inc. 11.250% 11/01/14	80,000	87,400
CIGNA Corp. 5.125% 6/15/20	100,000	103,656
Roche Holdings, Inc. (b) 5.000% 3/01/14	280,000	306,621
Roche Holdings, Inc. (b) 6.000% 3/01/19	60,000	69,770

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WellPoint, Inc. 4.350% 8/15/20	$275,000	$272,857

		840,304

Holding Company – Diversified — 0.2%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	235,602
Leucadia National Corp. 7.750% 8/15/13	1,150,000	1,242,000

		1,477,602

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	30,000	30,722

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	90,000	103,779

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	150,000	150,473

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	165,000	185,208

Insurance — 0.6%
Aflac, Inc. 8.500% 5/15/19	110,000	136,014
The Allstate Corp. 5.550% 5/09/35	150,000	151,651
The Allstate Corp. 7.450% 5/16/19	35,000	42,478
American International Group, Inc. 3.650% 1/15/14	65,000	66,110
American International Group, Inc. 6.400% 12/15/20	225,000	236,072
Berkshire Hathaway Finance Corp. 5.750% 1/15/40	150,000	157,630
Berkshire Hathaway, Inc. 3.200% 2/11/15	505,000	521,099
CNA Financial Corp. 7.350% 11/15/19	180,000	197,416
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	290,000	290,788
Lincoln National Corp. 4.300% 6/15/15	100,000	103,014
Lincoln National Corp. 6.300% 10/09/37	220,000	221,394
Lincoln National Corp. 7.000% 6/15/40	105,000	114,185
Lincoln National Corp. 8.750% 7/01/19	250,000	312,712

	Principal Amount	Value
MetLife, Inc. Series A 6.817% 8/15/18	$45,000	$52,465
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	150,970
Prudential Financial, Inc. 3.875% 1/14/15	210,000	216,652
Prudential Financial, Inc. 4.500% 11/15/20	125,000	122,244
Prudential Financial, Inc. 4.750% 9/17/15	375,000	396,744
Prudential Financial, Inc. 6.200% 11/15/40	75,000	79,339
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	138,916

		3,707,893

Investment Companies — 0.0%
Xstrata Finance Canada (b) 5.800% 11/15/16	195,000	213,903

Iron & Steel — 0.5%
AK Steel Corp. 7.625% 5/15/20	135,000	135,337
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	210,284
ArcelorMittal 3.750% 8/05/15	250,000	252,081
ArcelorMittal 5.250% 8/05/20	285,000	281,758
ArcelorMittal 9.000% 2/15/15	555,000	660,566
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	258,337
Reliance Steel & Aluminum Co. 6.850% 11/15/36	430,000	398,231
Steel Dynamics, Inc. 7.375% 11/01/12	695,000	733,225

		2,929,819

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	242,765
Marriott International, Inc. 5.810% 11/10/15	70,000	76,005
Marriott International, Inc. 6.200% 6/15/16	775,000	847,342
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	33,000	35,310
Wyndham Worldwide Corp. 6.000% 12/01/16	45,000	47,089
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	50,000	54,125

		1,302,636

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Machinery – Diversified — 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	$600,000	$612,000
Roper Industries, Inc. 6.625% 8/15/13	420,000	468,108

		1,080,108

Manufacturing — 0.2%
Illinois Tool Works, Inc. 5.150% 4/01/14	290,000	319,870
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	207,169
ITT Corp. 4.900% 5/01/14	200,000	214,712
ITT Corp. 6.125% 5/01/19	200,000	225,437
Tyco Electronics Group SA 6.000% 10/01/12	225,000	241,913
Tyco Electronics Group SA 6.550% 10/01/17	200,000	227,283

		1,436,384

Media — 0.6%
CBS Corp. 7.875% 7/30/30	210,000	247,944
Comcast Corp. 6.400% 5/15/38	175,000	187,016
Cox Communications, Inc. 6.750% 3/15/11	700,000	708,421
NBC Universal, Inc. (b) 5.150% 4/30/20	225,000	233,240
NBC Universal, Inc. (b) 6.400% 4/30/40	20,000	21,239
News America, Inc. 6.900% 8/15/39	100,000	114,492
Scholastic Corp. 5.000% 4/15/13	320,000	320,800
Thomson Corp. 5.700% 10/01/14	650,000	722,278
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	121,492
Time Warner Cable, Inc. 7.500% 4/01/14	270,000	309,638
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	55,898
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	82,711
Time Warner, Inc. 4.700% 1/15/21	125,000	127,271
Time Warner, Inc. 6.100% 7/15/40	150,000	157,393
Viacom, Inc. 6.250% 4/30/16	195,000	221,916

		3,631,749

	Principal Amount	Value
Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	$125,000	$137,598

Mining — 0.3%
Alcoa, Inc. 6.150% 8/15/20	175,000	179,708
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	342,477
Teck Resources Ltd. 7.000% 9/15/12	325,000	345,646
Teck Resources Ltd. 9.750% 5/15/14	365,000	456,750
Teck Resources Ltd. 10.250% 5/15/16	75,000	92,812
Teck Resources Ltd. 10.750% 5/15/19	50,000	65,000
Vale Overseas Ltd. 6.250% 1/23/17	305,000	340,107
Vale Overseas Ltd. 6.875% 11/10/39	80,000	88,394

		1,910,894

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	150,000	156,955
Xerox Corp. 5.500% 5/15/12	225,000	237,648
Xerox Corp. 5.625% 12/15/19	10,000	10,719
Xerox Corp. 8.250% 5/15/14	50,000	58,363

		463,685

Office Furnishings — 0.1%
Steelcase, Inc. 6.500% 8/15/11	455,000	464,975

Oil & Gas — 0.7%
Anadarko Petroleum Corp. 6.375% 9/15/17	485,000	528,314
ConocoPhillips 6.500% 2/01/39	110,000	130,801
Morgan Stanley (Gazprom) (b) 9.625% 3/01/13	290,000	328,425
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	241,168
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	197,583
Nexen, Inc. 7.500% 7/30/39	250,000	271,874
Noble Holding International Ltd. 7.375% 3/15/14	450,000	510,532
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	37,582

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petroleos Mexicanos 5.500% 1/21/21	$285,000	$288,562
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	246,753
Rowan Cos., Inc. 5.000% 9/01/17	160,000	161,393
Shell International Finance BV 5.500% 3/25/40	75,000	80,349
Shell International Finance BV 5.625% 6/27/11	50,000	51,207
Talisman Energy, Inc. 7.750% 6/01/19	205,000	253,083
Tesoro Corp. 6.500% 6/01/17	215,000	215,538
Transocean, Inc., Convertible 1.500% 12/15/37	250,000	246,250
Valero Energy Corp. 4.500% 2/01/15	235,000	244,411
Valero Energy Corp. 6.125% 2/01/20	200,000	212,413

		4,246,238

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	195,356
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	250,000	250,000
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	300,000	274,875

		720,231

Packaging & Containers — 0.1%
Ball Corp. 7.125% 9/01/16	240,000	258,600
Packaging Corporation of America 5.750% 8/01/13	185,000	198,393
Sealed Air Corp. (b) 5.625% 7/15/13	200,000	211,337
Sealed Air Corp. (b) 6.875% 7/15/33	145,000	135,959

		804,289

Pharmaceuticals — 0.3%
Abbott Laboratories 5.300% 5/27/40	330,000	338,957
Abbott Laboratories 5.600% 11/30/17	125,000	142,914
Eli Lilly & Co. 5.950% 11/15/37	40,000	44,383
Express Scripts, Inc. 6.250% 6/15/14	650,000	726,675
Merck & Co., Inc. 5.850% 6/30/39	45,000	50,406

	Principal Amount	Value
Mylan, Inc. (b) 7.625% 7/15/17	$45,000	$47,869
Pfizer, Inc. 7.200% 3/15/39	165,000	213,516

		1,564,720

Pipelines — 1.1%
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	185,931
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	200,000	208,458
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	25,846
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	123,741
Enbridge, Inc. 5.800% 6/15/14	775,000	862,116
Enogex LLC (b) 6.875% 7/15/14	590,000	648,729
Enterprise Products Operating LP 7.500% 2/01/11	175,000	175,773
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	159,740
Kern River Funding Corp. (b) 4.893% 4/30/18	454,875	497,970
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	143,527
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	123,828
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	10,866
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	147,375
NGPL PipeCo LLC (b) 6.514% 12/15/12	475,000	512,672
Plains All American Pipeline LP 5.625% 12/15/13	520,000	568,741
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	350,000	377,980
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	225,000	239,930
Southern Natural Gas Co. (b) 5.900% 4/01/17	250,000	268,091
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	196,270
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	137,156
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	350,000	386,766
Williams Partners LP 5.250% 3/15/20	365,000	378,359

		6,379,865

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	$175,000	$174,992
Brookfield Asset Management, Inc. 7.125% 6/15/12	125,000	133,300

		308,292

Real Estate Investment Trusts (REITS) — 0.1%
Boston Properties LP 4.125% 5/15/21	140,000	132,725
Senior Housing Properties Trust 8.625% 1/15/12	100,000	104,500
Simon Property Group LP 4.200% 2/01/15	50,000	52,281
Simon Property Group LP 4.375% 3/01/21	415,000	410,117
Simon Property Group LP 5.650% 2/01/20	150,000	162,260

		861,883

Retail — 0.2%
CVS Caremark Corp. 6.125% 9/15/39	175,000	186,980
J.C. Penney Co., Inc. 5.650% 6/01/20	75,000	71,812
J.C. Penney Corp., Inc. 7.950% 4/01/17	115,000	125,350
Lowe’s Cos., Inc. 5.600% 9/15/12	250,000	269,734
McDonald’s Corp. 6.300% 10/15/37	100,000	117,902
Nordstrom, Inc. 6.750% 6/01/14	95,000	107,668
Wal-Mart Stores, Inc. 5.625% 4/01/40	370,000	394,045

		1,273,491

Savings & Loans — 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	500,000	528,399
Washington Mutual Bank (c) 5.650% 8/15/14	775,000	969

		529,368

Software — 0.2%
CA, Inc. 5.375% 12/01/19	90,000	93,050
Microsoft Corp. 3.000% 10/01/20	350,000	328,194
Microsoft Corp. 4.500% 10/01/40	275,000	257,444
Oracle Corp. (b) 3.875% 7/15/20	175,000	173,965
Oracle Corp. (b) 5.375% 7/15/40	150,000	151,892

	Principal Amount	Value
Oracle Corp. 6.125% 7/08/39	$125,000	$140,276

		1,144,821

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (b) 8.875% 3/15/18	510,000	545,700

Telecommunications — 1.1%
America Movil SAB de CV 5.000% 3/30/20	130,000	135,128
America Movil SAB de CV 6.125% 3/30/40	135,000	143,165
American Tower Corp. 4.500% 1/15/18	350,000	346,943
American Tower Corp. 5.050% 9/01/20	475,000	467,131
AT&T, Inc. 6.500% 9/01/37	300,000	323,536
British Telecom PLC STEP 9.875% 12/15/30	55,000	73,306
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	450,000	521,352
CenturyLink, Inc. 5.500% 4/01/13	215,000	223,252
CenturyLink, Inc. 6.150% 9/15/19	140,000	140,424
CenturyLink, Inc. 7.600% 9/15/39	45,000	45,355
Cisco Systems, Inc. 5.500% 1/15/40	55,000	57,457
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	60,000	80,637
Embarq Corp. 7.082% 6/01/16	110,000	121,650
Qwest Corp. 7.875% 9/01/11	750,000	772,500
Qwest Corp. 8.875% 3/15/12	600,000	648,750
Rogers Communications, Inc. 5.500% 3/15/14	200,000	218,426
Rogers Communications, Inc. 6.375% 3/01/14	350,000	393,261
Rogers Communications, Inc. 6.800% 8/15/18	20,000	24,045
Rogers Communications, Inc. 7.500% 8/15/38	30,000	37,459
Telecom Italia Capital 6.000% 9/30/34	45,000	37,342
Telecom Italia Capital 6.175% 6/18/14	340,000	361,579

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Communications, Inc. 8.750% 11/01/18	$300,000	$391,745
Verizon Global Funding Corp. 7.750% 12/01/30	150,000	186,084
Virgin Media Secured Finance PLC 6.500% 1/15/18	475,000	499,937
Windstream Corp. 7.875% 11/01/17	285,000	299,606

		6,550,070

Textiles — 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	400,000	424,000

Transportation — 0.2%
Bristow Group, Inc. 7.500% 9/15/17	155,000	163,525
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	214,244
Canadian National Railway Co. 5.850% 11/15/17	140,000	158,058
Canadian National Railway Co. 6.375% 11/15/37	190,000	219,037
CSX Corp. 7.250% 5/01/27	50,000	57,924
Ryder System, Inc. 5.000% 6/15/12	100,000	104,790
Union Pacific Corp. 4.000% 2/01/21	125,000	123,212

		1,040,790

Trucking & Leasing — 0.2%
GATX Corp. 3.500% 7/15/16	250,000	247,620
GATX Corp. 4.750% 5/15/15	85,000	88,977
GATX Corp. 8.750% 5/15/14	480,000	556,917

		893,514

TOTAL CORPORATE DEBT (Cost $83,442,337)		88,194,449

MUNICIPAL OBLIGATIONS — 0.3%
Access Group, Inc., Delaware VRN 1.761% 9/01/37	225,000	206,437
Colorado Bridge Enterprise BAB 6.078% 12/01/40	500,000	503,170
North Texas Tollway Authority BAB 6.718% 1/01/49	620,000	606,980
State of California 5.950% 4/01/16	175,000	183,456
State of California BAB 7.550% 4/01/39	120,000	124,457

	Principal Amount	Value
Tennessee Valley Authority 5.250% 9/15/39	$155,000	$163,780

		1,788,280

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,786,039)		1,788,280

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.1%
Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (b) 0.481% 3/20/12	364,000	363,777
Chesapeake Funding LLC, Series 2009-1, Class A FRN (b) 2.260% 12/15/20	375,341	378,667
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (b) 1.470% 10/18/12	375,000	376,254

		1,118,698

Commercial MBS — 2.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.742% 2/10/51	775,000	821,256
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	650,000	683,459
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	350,000	367,932
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	900,000	914,935
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	600,000	610,986
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	350,000	374,066
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	525,000	554,586
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	712,303	721,772
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.815% 12/10/49	575,000	619,691
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	450,000	470,925

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.214% 2/15/41	$785,000	$451,729
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.232% 5/15/41	750,000	799,727
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	500,000	524,961
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	500,000	516,591
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,025,000	1,056,415
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	400,000	446,956
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	763,260
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	1,167,495	1,203,073
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	99,458	99,542

		12,001,862

Home Equity ABS — 0.4%
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.621% 7/25/35	261,913	247,640
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.761% 1/25/36	115,000	93,570
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.491% 9/25/34	200,097	187,370
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.641% 1/25/36	190,371	175,879
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.921% 3/25/35	335,000	250,083
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.371% 7/25/37	325,081	314,527

	Principal Amount	Value
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.441% 7/25/36	$436,733	$409,968
Morgan Stanley ABS Capital I, Series 2005-HE4, Class A2C, ABS, FRN 0.631% 7/25/35	315,996	307,267
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.711% 3/25/35	215,000	172,595
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.601% 3/25/36	313,695	286,962
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.661% 10/25/35	250,000	194,991

		2,640,852

Student Loans ABS — 0.9%
Access Group, Inc., Series 2004-1, Class A4 FRN 1.761% 12/27/32	75,000	66,000
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.631% 11/25/34	298,160	272,787
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.361% 5/25/36	102,132	100,029
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.313% 3/28/17	385,787	381,854
College Loan Corp. Trust, Series 2007-1, Class A6 FRN 1.761% 1/25/47	50,000	48,000
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.761% 1/25/47	350,000	299,250
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF2, Class M1 FRN 0.661% 3/25/35	98,800	95,734
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.818% 11/25/44	250,000	195,605
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1, ABS, FRN 0.761% 2/25/35	355,533	331,363
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.301% 6/25/25	125,276	122,834
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.411% 2/25/26	197,102	195,260

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2010-4A, Class A, ABS, FRN (b) 1.069% 4/25/46	$225,000	$225,034
Newport Waves CDO (Acquired 3/30/07, Cost $948,898), Series 2007-1A, Class A3LS FRN (b) (d) 0.904% 6/20/14	950,000	530,195
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.503% 1/28/47	200,000	126,000
SLM Student Loan Trust, Series 2006-B, Class A2 FRN 0.352% 6/15/21	156,926	156,314
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.892% 3/15/38	214,295	177,264
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.711% 12/15/16	700,000	699,999
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.712% 12/15/16	300,000	299,999
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (b) 1.716% 12/15/16	125,000	125,000
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.765% 1/27/42	500,000	492,500
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.849% 9/15/28	100,000	96,250
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.350% 12/17/46	375,000	300,000

		5,337,271

WL Collateral CMO — 0.6%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.341% 7/20/36	46,828	46,283
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	48,672	43,084
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.287% 9/25/33	27,348	22,220
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.880% 8/25/34	45,664	42,064
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.451% 1/19/38	509,636	328,968

	Principal Amount	Value
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.621% 7/25/35	$92,787	$84,663
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.371% 5/25/37	481,249	247,531
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.761% 8/25/34	119,167	90,172
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.511% 8/25/36	168,881	125,983
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.704% 7/25/33	9,539	9,247
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.377% 2/25/34	17,186	15,850
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.618% 2/25/34	980	893
Morgan Stanley Reremic Trust 3.000% 7/17/56	1,248,150	1,246,976
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.441% 6/25/46	951,905	378,099
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.451% 4/25/46	581,209	350,391
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.909% 3/25/34	72,280	64,812
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.728% 4/25/44	206,400	156,577

		3,253,813

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.766% 6/25/32	73,663	64,077

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,665,754)		24,416,573

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	175,000	210,000

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Peruvian Government International Bond 6.550% 3/14/37	$95,000	$104,025
Poland Government International Bond 6.375% 7/15/19	230,000	257,648
Province of Quebec Canada 7.500% 9/15/29	90,000	123,584
Republic of Brazil International Bond 5.625% 1/07/41	305,000	302,712
United Mexican States 5.125% 1/15/20	200,000	208,500
United Mexican States 6.750% 9/27/34	160,000	180,000

		1,386,469

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,365,894)		1,386,469

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 12.7%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	337,277	381,560

Pass-Through Securities — 12.6%
Federal Home Loan Mortgage Corp.
Pool #E85346 6.000% 9/01/16	34,470	37,390
Pool #E85389 6.000% 9/01/16	26,030	28,182
Pool #E85542 6.000% 10/01/16	43,083	46,617
Pool #G11431 6.000% 2/01/18	50,239	54,492
Pool #E85089 6.500% 8/01/16	145,659	157,905
Pool #E85301 6.500% 9/01/16	48,282	52,723
Pool #C55867 7.500% 2/01/30	185,928	209,746
Pool #C01079 7.500% 10/01/30	28,621	32,324
Pool #C01135 7.500% 2/01/31	101,007	113,718
Pool #C00470 8.000% 8/01/26	52,537	59,517
Pool #G00924 8.000% 3/01/28	64,388	72,896
Pool #554904 9.000% 3/01/17	1,437	1,612

	Principal Amount	Value
Federal Home Loan Mortgage Corp. TBA Pool #2308 4.000% 10/01/39 (e)	$2,200,000	$2,183,844
Pool #6222 4.500% 1/01/39 (e)	14,595,000	14,958,735
Federal National Mortgage Association Pool #725692 2.480% 10/01/33	219,810	228,979
Pool #888586 2.761% 10/01/34	426,129	445,456
Pool #522294 5.625% 7/15/37	2,075,000	2,322,750
Pool #586036 6.000% 5/01/16	4,127	4,483
Pool #587994 6.000% 6/01/16	57,508	62,479
Pool #564594 7.000% 1/01/31	31,596	35,429
Pool #572844 7.000% 4/01/31	140,993	158,453
Pool #253795 7.000% 5/01/31	239,560	269,117
Pool #499386 7.500% 9/01/29	4,671	5,269
Pool #510375 7.500% 9/01/29	2,868	3,241
Pool #511380 7.500% 9/01/29	3,374	3,815
Pool #515935 7.500% 9/01/29	9,881	11,125
Pool #504345 7.500% 11/01/29	4,696	5,307
Pool #521006 7.500% 12/01/29	1,995	2,254
Pool #522769 7.500% 12/01/29	262	296
Pool #252981 7.500% 1/01/30	25,550	28,836
Pool #524874 7.500% 2/01/30	1,292	1,428
Pool #531196 7.500% 2/01/30	2,101	2,374
Pool #524317 7.500% 3/01/30	8,361	9,428
Pool #530299 7.500% 3/01/30	2,028	2,289
Pool #530520 7.500% 3/01/30	21,641	24,326
Pool #253183 7.500% 4/01/30	10,448	11,795
Pool #531574 7.500% 4/01/30	21,499	24,300

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #537797 7.500% 4/01/30	$8,433	$9,529
Pool #253265 7.500% 5/01/30	15,129	17,076
Pool #529690 8.000% 2/01/30	7,459	8,464
Pool #536999 8.000% 3/01/30	781	886
Pool #502394 8.000% 4/01/30	765	863
Pool #526380 8.000% 5/01/30	10,177	11,567
Pool #536949 8.000% 5/01/30	3,295	3,747
Pool #535351 8.000% 6/01/30	9,581	10,883
Pool #253481 8.000% 10/01/30	9,293	10,563
Pool #569911 8.000% 3/01/31	7,074	8,012
Pool #190317 8.000% 8/01/31	3,371	3,829
Pool #596656 8.000% 8/01/31	2,331	2,620
Pool #602008 8.000% 8/01/31	8,942	10,166
Federal National Mortgage Association TBA
Pool #5719 4.000% 11/01/23 (e)	15,845,000	16,314,161
Pool #4992 4.000% 10/01/39 (e)	6,590,000	6,555,505
Pool #11007 4.500% 12/01/20 (e)	15,425,000	16,168,533
Pool #26443 5.000% 4/01/36 (e)	8,495,000	8,931,032
Government National Mortgage Association
Pool #343751 7.000% 4/15/23	1,035	1,160
Pool #349496 7.000% 5/15/23	7,053	7,891
Pool #359587 7.000% 6/15/23	1,289	1,437
Pool #337539 7.000% 7/15/23	2,293	2,568
Pool #363066 7.000% 8/15/23	29,535	33,041
Pool #362651 7.000% 10/15/23	42,277	47,362
Pool #368814 7.000% 10/15/23	18,732	21,011

	Principal Amount	Value
Pool #354674 7.000% 10/15/23	$23,126	$25,885
Pool #371967 7.000% 11/15/23	1,710	1,919
Pool #352021 7.000% 11/15/23	17,163	19,246
Pool #591581 7.000% 8/15/32	17,023	19,268
Pool #307818 7.250% 6/20/21	87,861	97,747
Pool #326248 7.250% 3/20/22	31,163	34,969
Pool #326261 7.250% 4/20/22	48,649	54,490
Pool #326278 7.250% 5/20/22	104,223	117,073
Pool #203811 7.500% 4/15/17	720	749
Pool #205884 7.500% 5/15/17	39,857	43,909
Pool #213760 7.500% 6/15/17	19,502	21,459
Pool #198100 7.500% 9/15/17	25,017	27,592
Government National Mortgage Association TBA Pool #7769 4.500% 7/01/39 (e)	5,074,000	5,268,636
New Valley Generation IV 4.687% 1/15/22	293,771	303,872

		75,891,650

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $76,032,291)		76,273,210

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Bonds & Notes — 4.9%
U.S. Treasury Bond 4.375% 5/15/40	3,510,000	3,527,524
U.S. Treasury Bond 5.375% 2/15/31	1,860,000	2,171,315
U.S. Treasury Inflation Index 1.875% 7/15/15	2,473,636	2,683,315
U.S. Treasury Note 0.750% 12/15/13	6,965,000	6,915,755
U.S. Treasury Note (f) 1.375% 2/15/12	1,300,000	1,314,752
U.S. Treasury Note 1.875% 9/30/17	60,000	57,152
U.S. Treasury Note (f) 2.500% 3/31/13	465,000	484,109

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 2.625% 8/15/20	$1,345,000	$1,275,281
U.S. Treasury Note (f) (g) 3.000% 9/30/16	10,730,000	11,131,117

		29,560,320

TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,054,609)		29,560,320

TOTAL BONDS & NOTES (Cost $218,346,924)		221,619,301

	Number of Shares

MUTUAL FUNDS — 0.1%
Diversified Financial — 0.1%
S&P 500 SPDR ETF Trust	5,800	729,524

TOTAL MUTUAL FUNDS (Cost $722,738)		729,524

TOTAL LONG-TERM INVESTMENTS (Cost $465,213,165)		597,387,062

	Principal Amount

SHORT-TERM INVESTMENTS — 12.5%
Commercial Paper — 12.4%
Apache Corp. (b) 0.380% 1/18/11	$5,000,000	4,999,103
Bacardi USA, Inc. 0.380% 1/13/11	1,000,000	999,873
BAE Systems Holdings, Inc. (b) 0.420% 3/01/11	2,000,000	1,998,623
BMW US Capital LLC (b) 0.400% 1/12/11	2,060,000	2,059,748
BMW US Capital LLC (b) 0.400% 2/02/11	3,000,000	2,998,933
Covidien International Finance SA (b) 0.420% 1/05/11	4,720,000	4,719,780
Dominion Resources, Inc. (b) 0.370% 1/19/11	5,000,000	4,999,075
Enbridge Energy Partners LP (b) 0.410% 1/14/11	3,865,000	3,864,428
ERAC USA Finance Co. (b) 0.400% 2/03/11	2,600,000	2,599,047
General Mills, Inc. (b) 0.370% 1/11/11	3,670,000	3,669,623
H.J. Heinz Finance Co. (b) 0.380% 1/26/11	4,900,000	4,898,707

	Principal Amount	Value
Lincoln National Corp. (b) 0.350% 2/24/11	$5,100,000	$5,097,322
National Grid USA (b) 0.420% 1/10/11	4,998,000	4,997,475
NextEra Energy Capital Holdings, Inc. 0.380% 1/19/11	2,500,000	2,499,525
Nissan Motor Acceptance Corp. (b) 0.380% 1/06/11	2,250,000	2,249,881
Nissan Motor Acceptance Corp. (b) 0.400% 2/01/11	410,000	409,859
Nissan Motor Acceptance Corp. (b) 0.430% 2/18/11	2,395,000	2,393,627
Pall Corp. (b) 0.400% 1/14/11	5,000,000	4,999,278
Public Service Co. of Colorado (b) 0.390% 1/12/11	4,000,000	3,999,523
UnitedHealth Group, Inc. (b) 0.420% 1/03/11	5,070,000	5,069,882
Volkswagen Group of America, Inc. (b) 0.430% 3/03/11	5,000,000	4,996,357

		74,519,669

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/03/11	528,774	528,774

TOTAL SHORT-TERM INVESTMENTS (Cost $75,048,443)		75,048,443

TOTAL INVESTMENTS — 112.1% (Cost $540,261,608) (h)		672,435,505

Other Assets/(Liabilities) — (12.1)%		(72,461,678)

NET ASSETS — 100.0%		$599,973,827

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bond
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $86,186,756 or 14.37% of net assets.

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2010, these securities amounted to a value of $969 or 0.00% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $530,195 or 0.09% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MML Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Advertising — 0.3%
Omnicom Group, Inc.	58,625	$2,685,025

Aerospace & Defense — 0.4%
Northrop Grumman Corp.	60,851	3,941,928

Auto Manufacturers — 1.4%
General Motors Co. (a)	42,900	1,581,294
Navistar International Corp. (a)	193,577	11,210,044

		12,791,338

Automotive & Parts — 1.8%
The Goodyear Tire & Rubber Co. (a)	110,108	1,304,780
Johnson Controls, Inc.	70,786	2,704,025
Lear Corp. (a)	124,650	12,304,202

		16,313,007

Banks — 9.6%
Bank of America Corp.	344,814	4,599,819
Bank of New York Mellon Corp.	94,872	2,865,134
Comerica, Inc.	227,190	9,596,506
Fifth Third Bancorp	177,874	2,611,190
PNC Financial Services Group, Inc.	230,432	13,991,831
State Street Corp.	443,171	20,536,544
U.S. Bancorp	525,946	14,184,764
Wells Fargo & Co.	644,351	19,968,437

		88,354,225

Beverages — 2.8%
The Coca-Cola Co.	288,780	18,993,061
Coca-Cola Enterprises, Inc.	124,785	3,123,368
PepsiCo, Inc.	56,714	3,705,126

		25,821,555

Biotechnology — 1.7%
Amgen, Inc. (a)	281,690	15,464,781

Chemicals — 3.2%
Air Products & Chemicals, Inc.	39,895	3,628,450
Celanese Corp. Series A	355,390	14,631,406
Potash Corp. of Saskatchewan, Inc.	70,260	10,878,356

		29,138,212

Coal — 1.2%
CONSOL Energy, Inc.	218,513	10,650,324

Commercial Services — 0.8%
AerCap Holdings NV (a)	544,376	7,686,589

Computers — 0.2%
Hewlett-Packard Co.	40,427	1,701,977

Cosmetics & Personal Care — 0.6%
The Estee Lauder Cos., Inc. Class A	27,055	2,183,338
The Procter & Gamble Co.	45,512	2,927,787

		5,111,125

	Number of Shares	Value
Diversified Financial — 7.8%
Ameriprise Financial, Inc.	70,401	$4,051,577
CIT Group, Inc. (a)	291,190	13,715,049
Citigroup, Inc. (a)	812,071	3,841,096
Discover Financial Services	164,099	3,040,754
E*TRADE Financial Corp. (a)	217,510	3,480,160
The Goldman Sachs Group, Inc.	41,110	6,913,058
JP Morgan Chase & Co.	789,634	33,496,274
Legg Mason, Inc.	94,743	3,436,329

		71,974,297

Electric — 5.1%
American Electric Power Co., Inc.	183,140	6,589,377
Calpine Corp. (a)	196,770	2,624,912
Edison International	407,150	15,715,990
Entergy Corp.	237,170	16,798,751
PPL Corp.	99,765	2,625,815
Public Service Enterprise Group, Inc.	81,351	2,587,775

		46,942,620

Engineering & Construction — 0.4%
ABB Ltd. Sponsored ADR (Switzerland) (a)	89,738	2,014,618
Foster Wheeler AG (a)	58,980	2,035,990

		4,050,608

Foods — 0.6%
ConAgra Foods, Inc.	111,928	2,527,334
Kellogg Co.	51,350	2,622,958

		5,150,292

Forest Products & Paper — 0.3%
Weyerhaeuser Co.	154,443	2,923,606

Gas — 0.3%
NiSource, Inc.	163,710	2,884,570

Hand & Machine Tools — 0.3%
Stanley Black & Decker, Inc.	34,833	2,329,283

Health Care – Products — 1.0%
Alere, Inc. (a)	50,548	1,850,057
Covidien PLC	84,704	3,867,585
Medtronic, Inc.	90,135	3,343,107

		9,060,749

Health Care – Services — 3.1%
Humana, Inc. (a)	229,930	12,586,368
UnitedHealth Group, Inc.	95,048	3,432,183
WellPoint, Inc. (a)	220,650	12,546,159

		28,564,710

Home Furnishing — 0.2%
Harman International Industries, Inc. (a)	48,228	2,232,956

Household Products — 1.2%
Church & Dwight Co., Inc.	163,640	11,294,433

The accompanying notes are an integral part of the financial statements.

39

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 5.7%
ACE Ltd.	224,270	$13,960,808
CNO Financial Group, Inc. (a)	607,800	4,120,884
MetLife, Inc.	522,160	23,204,790
Prudential Financial, Inc.	99,340	5,832,251
The Travelers Cos., Inc.	52,577	2,929,065
Unum Group	108,665	2,631,866

		52,679,664

Internet — 0.5%
AOL, Inc. (a)	79,181	1,877,381
eBay, Inc. (a)	102,965	2,865,516

		4,742,897

Iron & Steel — 0.8%
Allegheny Technologies, Inc.	128,640	7,098,355

Machinery – Construction & Mining — 1.8%
Ingersoll-Rand PLC	347,950	16,384,966

Machinery – Diversified — 0.6%
Babcock & Wilcox Co. (a)	211,970	5,424,312

Manufacturing — 2.4%
General Electric Co.	348,811	6,379,753
Honeywell International, Inc.	58,445	3,106,936
Siemens AG Sponsored ADR (Germany)	29,170	3,624,373
Tyco International Ltd.	224,947	9,321,804

		22,432,866

Media — 5.5%
CBS Corp. Class B (Non-Voting) (United States)	127,553	2,429,885
Comcast Corp. Class A	788,280	17,318,511
DIRECTV Class A (a)	46,147	1,842,650
Time Warner Cable, Inc.	151,138	9,979,642
Viacom, Inc. Class B	476,170	18,861,094

		50,431,782

Mining — 0.2%
Vulcan Materials Co.	34,964	1,551,003

Office Equipment/Supplies — 0.8%
Xerox Corp.	659,180	7,593,754

Oil & Gas — 7.5%
Chevron Corp.	372,513	33,991,811
Exxon Mobil Corp.	261,073	19,089,658
Hess Corp.	57,401	4,393,473
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	108,170	7,223,593
Total SA Sponsored ADR (France)	76,203	4,075,336

		68,773,871

Oil & Gas Services — 2.9%
Halliburton Co.	536,080	21,888,146
Schlumberger Ltd.	62,532	5,221,422

		27,109,568

	Number of Shares	Value
Packaging & Containers — 0.3%
Owens-IIlinois, Inc. (a)	87,624	$2,690,057

Pharmaceuticals — 7.6%
Bristol-Myers Squibb Co.	107,977	2,859,231
Gilead Sciences, Inc. (a)	326,210	11,821,850
Merck & Co., Inc.	653,416	23,549,113
Pfizer, Inc.	1,636,640	28,657,566
Sanofi-Aventis ADR (France)	101,191	3,261,386

		70,149,146

Pipelines — 0.4%
El Paso Corp.	299,208	4,117,102

Retail — 3.2%
CVS Caremark Corp.	90,160	3,134,863
The Gap, Inc.	103,671	2,295,276
Lowe’s Cos., Inc.	105,334	2,641,777
Target Corp.	175,160	10,532,371
Walgreen Co.	276,176	10,759,817

		29,364,104

Semiconductors — 0.4%
Applied Materials, Inc.	244,475	3,434,874

Software — 2.1%
Microsoft Corp.	511,360	14,277,171
Oracle Corp.	158,483	4,960,518

		19,237,689

Telecommunications — 6.8%
AT&T, Inc.	862,391	25,337,047
CenturyLink, Inc.	69,128	3,191,640
Cisco Systems, Inc. (a)	148,762	3,009,455
Harris Corp.	302,110	13,685,583
QUALCOMM, Inc.	154,730	7,657,588
Vodafone Group PLC Sponsored ADR (United Kingdom)	384,333	10,157,921

		63,039,234

Textiles — 1.4%
Mohawk Industries, Inc. (a)	228,240	12,954,902

Transportation — 2.8%
Norfolk Southern Corp.	269,635	16,938,471
United Continental Holdings, Inc. (a)	373,040	8,885,813

		25,824,284

TOTAL COMMON STOCK (Cost $755,682,466)		902,102,640

TOTAL EQUITIES (Cost $755,682,466)		902,102,640

TOTAL LONG-TERM INVESTMENTS (Cost $755,682,466)		902,102,640

The accompanying notes are an integral part of the financial statements.

40

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$19,418,853	$19,418,853

TOTAL SHORT-TERM INVESTMENTS (Cost $19,418,853)		19,418,853

TOTAL INVESTMENTS — 100.1% (Cost $775,101,319) (c)		921,521,493

Other Assets/(Liabilities) — (0.1)%		(880,483)

NET ASSETS — 100.0%		$920,641,010

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $19,418,869. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates ranging from 12/15/17-8/15/39, and an aggregate market value, including accrued interest, of $19,808,072.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MML Managed Bond Fund – Portfolio of Investments

December 31, 2010

	Principal Amount	Value
BONDS & NOTES — 97.9%

CORPORATE DEBT — 39.3%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$1,365,000	$1,570,360
WPP Finance Corp. 5.875% 6/15/14	345,000	372,747

		1,943,107

Aerospace & Defense — 0.5%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	744,674
General Dynamics Corp. 5.250% 2/01/14	750,000	825,836
Goodrich Corp. 6.125% 3/01/19	250,000	282,917
L-3 Communications Corp. 4.750% 7/15/20	100,000	98,248
L-3 Communications Corp. 6.375% 10/15/15	2,225,000	2,291,750
Lockheed Martin Corp. 6.150% 9/01/36	155,000	168,076
United Technologies Corp. 6.125% 7/15/38	350,000	403,013

		4,814,514

Agriculture — 0.6%
Altria Group, Inc. 8.500% 11/10/13	1,850,000	2,189,728
Altria Group, Inc. 9.700% 11/10/18	330,000	435,345
Altria Group, Inc. 9.950% 11/10/38	170,000	239,552
BAT International Finance PLC (a) 8.125% 11/15/13	1,280,000	1,495,155
Cargill, Inc. (a) 5.200% 1/22/13	1,050,000	1,132,823
Philip Morris International, Inc. 6.375% 5/16/38	160,000	185,710

		5,678,313

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	176,780	66,072

Banks — 2.0%
Bank of America Corp. 4.500% 4/01/15	700,000	711,435
Bank of America Corp. 5.625% 7/01/20	85,000	86,657
Bank of America Corp. 5.750% 12/01/17	780,000	811,688
Bank of America Corp. 7.375% 5/15/14	700,000	778,106

	Principal Amount	Value
Bank of America Corp. Series L 5.650% 5/01/18	$460,000	$470,015
Barclays Bank PLC 5.000% 9/22/16	200,000	211,640
Barclays Bank PLC 5.200% 7/10/14	405,000	437,433
Barclays Bank PLC 6.750% 5/22/19	640,000	722,884
Capital One Financial Corp. 7.375% 5/23/14	455,000	517,759
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,439,996
Credit Suisse New York 5.500% 5/01/14	400,000	438,661
First Horizon National Corp. 5.375% 12/15/15	1,300,000	1,312,246
HSBC Bank USA 4.625% 4/01/14	1,095,000	1,141,702
HSBC Holdings PLC 6.500% 9/15/37	600,000	628,344
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,115,000	1,160,359
PNC Funding Corp. 4.375% 8/11/20	1,850,000	1,828,359
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	720,000	737,402
UBS AG 5.750% 4/25/18	1,095,000	1,189,970
Wachovia Bank NA 5.850% 2/01/37	1,015,000	1,021,486
Wachovia Bank NA 6.600% 1/15/38	325,000	357,849
Wachovia Corp. 5.300% 10/15/11	405,000	419,779
Wachovia Corp. 5.750% 6/15/17	910,000	1,007,410
Wells Fargo & Co. 3.625% 4/15/15	1,110,000	1,151,007

		18,582,187

Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	295,000	319,535
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	125,000	140,044
Diageo Finance BV 3.875% 4/01/11	645,000	650,065

		1,109,644

Building Materials — 0.5%
CRH America, Inc. 8.125% 7/15/18	95,000	109,811
Lafarge SA (a) 5.500% 7/09/15	2,300,000	2,389,999

The accompanying notes are an integral part of the financial statements.

42

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Masco Corp. 7.125% 8/15/13	$840,000	$901,734
Masco Corp. 7.125% 3/15/20	715,000	747,982
Owens Corning, Inc. 9.000% 6/15/19	590,000	692,184

		4,841,710

Chemicals — 1.6%
Airgas, Inc. 4.500% 9/15/14	810,000	848,405
Albemarle Corp. 4.500% 12/15/20	750,000	738,166
Ashland, Inc. 9.125% 6/01/17	420,000	484,050
Cabot Corp. 5.000% 10/01/16	2,215,000	2,352,071
Cytec Industries, Inc. 8.950% 7/01/17	250,000	303,975
The Dow Chemical Co. 4.850% 8/15/12	545,000	574,528
The Dow Chemical Co. 5.900% 2/15/15	1,465,000	1,622,039
The Dow Chemical Co. 7.600% 5/15/14	855,000	986,147
The Dow Chemical Co. 8.550% 5/15/19	250,000	313,312
E.I. du Pont de Nemours & Co. 3.250% 1/15/15	630,000	653,864
E.I. du Pont de Nemours & Co. 5.000% 1/15/13	135,000	144,999
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	132,226
Ecolab, Inc. 4.875% 2/15/15	1,260,000	1,374,574
Ecolab, Inc. 6.875% 2/01/11	925,000	929,012
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,300,000	1,267,012
Rohm and Haas Co. 7.850% 7/15/29	1,000,000	1,161,994
Valspar Corp. 5.625% 5/01/12	420,000	440,880
Valspar Corp. 7.250% 6/15/19	315,000	363,309

		14,690,563

Coal — 0.1%
Consol Energy, Inc. (a) 8.250% 4/01/20	590,000	637,200

Commercial Services — 0.8%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,024,524

	Principal Amount	Value
Deluxe Corp. 7.375% 6/01/15	$120,000	$125,100
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,780,000	1,823,685
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	250,000	255,511
Equifax, Inc. 4.450% 12/01/14	1,745,000	1,836,710
ERAC USA Finance LLC (a) 5.800% 10/15/12	1,345,000	1,442,012
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	129,533
ERAC USA Finance LLC (a) 8.000% 1/15/11	925,000	926,607

		7,563,682

Computers — 0.4%
Brocade Communications Systems, Inc. 6.625% 1/15/18	160,000	168,400
Brocade Communications Systems, Inc. 6.875% 1/15/20	80,000	85,200
Computer Sciences Corp. 5.500% 3/15/13	555,000	593,452
Electronic Data Systems LLC 7.450% 10/15/29	300,000	385,355
EMC Corp., Convertible 1.750% 12/01/13	460,000	692,875
Hewlett-Packard Co. 5.500% 3/01/18	750,000	845,045
HP Enterprise Services LLC Series B 6.000% 8/01/13	360,000	401,270
International Business Machines Corp. 5.600% 11/30/39	600,000	653,717

		3,825,314

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	175,000	193,230

Diversified Financial — 4.8%
American Express Co. 6.150% 8/28/17	295,000	332,527
American Express Co. 7.250% 5/20/14	325,000	370,249
American Express Co. 8.125% 5/20/19	810,000	1,007,811
American Express Credit Corp. 7.300% 8/20/13	1,510,000	1,701,556
American General Finance Corp. 6.500% 9/15/17	350,000	275,625
The Bear Stearns Cos., Inc. 7.250% 2/01/18	925,000	1,096,182
BlackRock, Inc. 5.000% 12/10/19	580,000	605,648

The accompanying notes are an integral part of the financial statements.

43

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BlackRock, Inc. 6.250% 9/15/17	$295,000	$332,080
Boeing Capital Corp. Ltd. 6.500% 2/15/12	580,000	615,582
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,664,884
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,142,908
Citigroup, Inc. 5.500% 10/15/14	610,000	657,243
Citigroup, Inc. 5.500% 2/15/17	630,000	652,076
Citigroup, Inc. 5.875% 5/29/37	835,000	816,872
Citigroup, Inc. 6.375% 8/12/14	1,000,000	1,105,207
Citigroup, Inc. 6.500% 8/19/13	765,000	840,015
Citigroup, Inc. 8.500% 5/22/19	575,000	713,825
Eaton Vance Corp. 6.500% 10/02/17	905,000	1,025,907
ERAC USA Finance LLC (a) 2.750% 7/01/13	1,100,000	1,119,643
Ford Motor Credit Co. LLC 8.700% 10/01/14	2,200,000	2,477,545
General Electric Capital Corp. 2.800% 1/08/13	1,280,000	1,308,547
General Electric Capital Corp. 3.500% 8/13/12	1,010,000	1,046,361
General Electric Capital Corp. 5.375% 10/20/16	590,000	640,018
General Electric Capital Corp. 5.500% 1/08/20	115,000	122,991
General Electric Capital Corp. 5.900% 5/13/14	755,000	835,603
General Electric Capital Corp. 6.875% 1/10/39	1,040,000	1,201,886
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	981,693
The Goldman Sachs Group, Inc. 5.450% 11/01/12	3,360,000	3,593,607
The Goldman Sachs Group, Inc. 5.625% 1/15/17	1,700,000	1,797,645
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	354,922
The Goldman Sachs Group, Inc. 6.750% 10/01/37	300,000	306,719
HSBC Finance Corp. 6.375% 10/15/11	340,000	354,453
International Lease Finance Corp. 5.625% 9/20/13	390,000	391,950

	Principal Amount	Value
Janus Capital Group, Inc. 6.950% 6/15/17	$950,000	$989,736
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,698,973
JP Morgan Chase & Co. 5.375% 10/01/12	1,595,000	1,711,454
Lazard Group LLC 6.850% 6/15/17	450,000	470,755
Lazard Group LLC 7.125% 5/15/15	1,330,000	1,432,139
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,595,000	1,682,396
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	415,131
Morgan Stanley 4.200% 11/20/14	1,765,000	1,803,186
Morgan Stanley 5.450% 1/09/17	330,000	342,215
Morgan Stanley, Series F 6.625% 4/01/18	1,000,000	1,084,769
The NASDAQ OMX Group, Inc. 5.250% 1/16/18	450,000	453,938
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	213,811
SLM Corp. 5.000% 10/01/13	425,000	426,099
TD Ameritrade Holding Corp. 4.150% 12/01/14	295,000	305,058

		44,519,440

Electric — 2.1%
Allegheny Energy Supply (a) 8.250% 4/15/12	325,000	348,688
Ameren Corp. 8.875% 5/15/14	910,000	1,023,904
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	260,000	297,141
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,235,980
CMS Energy Corp. 6.250% 2/01/20	715,000	729,680
CMS Energy Corp. 6.300% 2/01/12	48,000	50,914
Exelon Generation Co. LLC 5.200% 10/01/19	785,000	821,225
Exelon Generation Co. LLC 6.250% 10/01/39	840,000	845,390
IPALCO Enterprises, Inc. 8.625% 11/14/11	1,765,000	1,831,188
Kansas Gas & Electric Co. 5.647% 3/29/21	303,854	302,537

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kiowa Power Partners LLC (a) 4.811% 12/30/13	$159,674	$164,359
Midamerican Energy Holdings Co. 5.950% 5/15/37	1,100,000	1,160,308
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	213,772	220,185
Monongahela Power 6.700% 6/15/14	380,000	421,327
Nevada Power Co. Series L 5.875% 1/15/15	470,000	524,095
Nevada Power Co. Series N 6.650% 4/01/36	550,000	615,358
NRG Energy, Inc. 8.500% 6/15/19	650,000	671,125
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	70,234
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	602,217
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	575,483
PPL Energy Supply LLC 6.300% 7/15/13	630,000	694,067
Tenaska Oklahoma (a) 6.528% 12/30/14	242,109	237,872
TransAlta Corp. 4.750% 1/15/15	1,735,000	1,835,116
TransAlta Corp. 5.750% 12/15/13	1,010,000	1,101,854
TransAlta Corp. 6.650% 5/15/18	505,000	570,571
Tri-State Generation & Transmission Association Series 2003 Class A (a) 6.040% 1/31/18	362,035	390,755
Tri-State Generation & Transmission Association Series 2003 Class B (a) 7.144% 7/31/33	480,000	534,408
Union Electric Co. 6.700% 2/01/19	505,000	588,665
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	732,586
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	424,223

		19,621,455

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	600,000	600,750

Electronics — 0.4%
Amphenol Corp. 4.750% 11/15/14	1,095,000	1,169,808

	Principal Amount	Value
Arrow Electronics, Inc. 6.000% 4/01/20	$725,000	$740,376
Avnet, Inc. 5.875% 3/15/14	2,015,000	2,149,715

		4,059,899

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	550,000	553,198
Peninsula Gaming LLC 8.375% 8/15/15	1,085,000	1,140,606

		1,693,804

Environmental Controls — 0.5%
Allied Waste North America, Inc. 6.875% 6/01/17	1,975,000	2,172,500
Allied Waste North America, Inc. Series B 5.750% 2/15/11	695,000	698,236
Republic Services, Inc. 5.000% 3/01/20	1,095,000	1,152,192
Republic Services, Inc. 5.250% 11/15/21	435,000	458,439
Waste Management, Inc. 6.100% 3/15/18	90,000	100,846

		4,582,213

Foods — 0.8%
ConAgra Foods, Inc. 7.000% 4/15/19	465,000	536,889
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,135,046
General Mills, Inc. 5.400% 6/15/40	70,000	70,930
Kellogg Co. 5.125% 12/03/12	715,000	766,292
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,154,692
Kraft Foods, Inc. 5.375% 2/10/20	1,140,000	1,226,947
Kraft Foods, Inc. 6.500% 2/09/40	375,000	420,236
Kraft Foods, Inc. 6.750% 2/19/14	1,050,000	1,196,937
The Kroger Co. 7.500% 1/15/14	305,000	351,651
Ralcorp Holdings, Inc. 4.950% 8/15/20	600,000	597,693
Sara Lee Corp. 3.875% 6/15/13	175,000	183,061

		7,640,374

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.5%
International Paper Co. 7.300% 11/15/39	$765,000	$871,674
International Paper Co. 9.375% 5/15/19	200,000	257,258
The Mead Corp. 7.550% 3/01/47	1,030,000	952,654
Rock-Tenn Co. 5.625% 3/15/13	120,000	123,900
Rock-Tenn Co. 8.200% 8/15/11	495,000	508,612
Rock-Tenn Co. 9.250% 3/15/16	1,166,000	1,270,940
Verso Paper Holdings LLC 11.500% 7/01/14	355,000	389,613

		4,374,651

Gas — 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	475,000	481,451
Southwest Gas Corp. 8.375% 2/15/11	255,000	257,003

		738,454

Hand & Machine Tools — 0.1%
Black & Decker Corp. 8.950% 4/15/14	420,000	499,393
Kennametal, Inc. 7.200% 6/15/12	859,000	905,613

		1,405,006

Health Care – Products — 0.6%
Beckman Coulter, Inc. 6.000% 6/01/15	495,000	540,215
Beckman Coulter, Inc. 7.000% 6/01/19	395,000	433,577
Boston Scientific Corp. 4.500% 1/15/15	2,650,000	2,705,701
Boston Scientific Corp. 6.000% 1/15/20	650,000	677,559
Covidien International Finance SA 5.450% 10/15/12	840,000	905,410
Covidien International Finance SA 6.550% 10/15/37	460,000	546,093
Johnson & Johnson 5.850% 7/15/38	175,000	201,431

		6,009,986

Health Care – Services — 0.5%
Apria Healthcare Group, Inc. 11.250% 11/01/14	1,400,000	1,529,500
CIGNA Corp. 5.125% 6/15/20	450,000	466,452

	Principal Amount	Value
Roche Holdings, Inc. (a) 5.000% 3/01/14	$630,000	$689,896
Roche Holdings, Inc. (a) 6.000% 3/01/19	170,000	197,683
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	857,460
WellPoint, Inc. 4.350% 8/15/20	1,185,000	1,175,766

		4,916,757

Holding Company – Diversified — 0.4%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	776,414
Kansas City Southern Railway 13.000% 12/15/13	913,000	1,086,470
Leucadia National Corp. 7.750% 8/15/13	1,680,000	1,814,400

		3,677,284

Home Builders — 0.3%
Plute Group, Inc. 6.250% 2/15/13	1,940,000	1,973,950
Toll Brothers Finance Corp. 4.950% 3/15/14	550,000	563,230

		2,537,180

Home Furnishing — 0.2%
Whirlpool Corp. 6.125% 6/15/11	1,595,000	1,631,371
Whirlpool Corp. 8.600% 5/01/14	220,000	253,681

		1,885,052

Household Products — 0.3%
Church & Dwight Co., Inc. 3.350% 12/15/15	650,000	652,051
Fortune Brands, Inc. 3.000% 6/01/12	2,025,000	2,055,371

		2,707,422

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	235,000	263,781

Insurance — 1.8%
Aflac, Inc. 8.500% 5/15/19	285,000	352,400
The Allstate Corp. 5.550% 5/09/35	630,000	636,935
The Allstate Corp. 7.450% 5/16/19	90,000	109,229
American International Group, Inc. 3.650% 1/15/14	275,000	279,696

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American International Group, Inc. 6.400% 12/15/20	$900,000	$944,288
Berkshire Hathaway Finance Corp. 5.750% 1/15/40	745,000	782,898
Berkshire Hathaway, Inc. 3.200% 2/11/15	2,060,000	2,125,673
CNA Financial Corp. 7.350% 11/15/19	670,000	734,826
Hartford Financial Services Group, Inc. 5.375% 3/15/17	2,100,000	2,137,338
Lincoln National Corp. 4.300% 6/15/15	425,000	437,807
Lincoln National Corp. 6.300% 10/09/37	335,000	337,123
Lincoln National Corp. 7.000% 6/15/40	1,040,000	1,130,972
Lincoln National Corp. 8.750% 7/01/19	670,000	838,068
MetLife Global Funding I (a) 2.875% 9/17/12	1,050,000	1,076,181
MetLife, Inc. Series A 6.817% 8/15/18	145,000	169,053
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	364,844
Prudential Financial Inc 6.200% 11/15/40	350,000	370,248
Prudential Financial, Inc. 3.625% 9/17/12	925,000	959,979
Prudential Financial, Inc. 3.875% 1/14/15	615,000	634,482
Prudential Financial, Inc. 4.500% 11/15/20	475,000	464,526
Prudential Financial, Inc. 4.750% 9/17/15	1,220,000	1,290,742
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	611,230

		16,788,538

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	240,000	263,265

Iron & Steel — 1.4%
AK Steel Corp. 7.625% 5/15/20	115,000	115,288
Allegheny Technologies, Inc. 8.375% 12/15/11	280,000	291,482
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	257,014
ArcelorMittal 3.750% 8/05/15	1,050,000	1,058,742
ArcelorMittal 5.250% 8/05/20	1,200,000	1,186,348

	Principal Amount	Value
ArcelorMittal 9.000% 2/15/15	$2,010,000	$2,392,320
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	1,971,795
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,695,000	1,569,770
Steel Dynamics, Inc. 7.375% 11/01/12	3,745,000	3,950,975

		12,793,734

Lodging — 0.4%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,068,165
Marriott International, Inc. 5.810% 11/10/15	300,000	325,737
Marriott International, Inc. 6.200% 6/15/16	945,000	1,033,210
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	44,000	47,080
Wyndham Worldwide Corp. 6.000% 12/01/16	800,000	837,148
Wynn Las Vegas LLC 7.750% 8/15/20	750,000	811,875

		4,123,215

Machinery – Diversified — 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	1,017,000	1,037,340
Roper Industries, Inc. 6.625% 8/15/13	765,000	852,625

		1,889,965

Manufacturing — 1.1%
Cooper US, Inc. 6.100% 7/01/17	535,000	609,103
General Electric Co. 5.250% 12/06/17	335,000	361,832
Illinois Tool Works, Inc. 5.150% 4/01/14	550,000	606,651
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	356,790
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	590,000	710,780
ITT Corp. 4.900% 5/01/14	470,000	504,574
ITT Corp. 6.125% 5/01/19	470,000	529,776
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	840,000	965,087
Textron, Inc. 6.200% 3/15/15	1,050,000	1,145,620

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Textron, Inc. 7.250% 10/01/19	$730,000	$836,544
Tyco Electronics Group SA 6.000% 10/01/12	830,000	892,389
Tyco Electronics Group SA 6.550% 10/01/17	275,000	312,514
Tyco Electronics Group SA 7.125% 10/01/37	335,000	384,791
Tyco International Finance SA 4.125% 10/15/14	925,000	980,861
Tyco International Finance SA 8.500% 1/15/19	330,000	422,395
Tyco International Group SA 6.875% 1/15/21	510,000	613,608

		10,233,315

Media — 1.5%
CBS Corp. 7.875% 7/30/30	315,000	371,916
Comcast Corp. 6.400% 5/15/38	190,000	203,046
Comcast Corp. 6.500% 1/15/15	335,000	381,474
Comcast Corp. 6.950% 8/15/37	515,000	582,500
Cox Communications, Inc. 6.750% 3/15/11	400,000	404,812
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 5.875% 10/01/19	1,260,000	1,369,422
McGraw-Hill Cos., Inc. 5.375% 11/15/12	630,000	668,841
NBC Universal, Inc. (a) 5.150% 4/30/20	1,010,000	1,046,990
NBC Universal, Inc. (a) 6.400% 4/30/40	65,000	69,028
News America, Inc. 6.900% 8/15/39	420,000	480,865
Scholastic Corp. 5.000% 4/15/13	1,680,000	1,684,200
Thomson Corp. 5.700% 10/01/14	1,250,000	1,388,996
Thomson Reuters Corp. 5.950% 7/15/13	335,000	371,884
Time Warner Cable, Inc. 5.400% 7/02/12	290,000	307,873
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,087,907
Time Warner Cable, Inc. 7.500% 4/01/14	590,000	676,617
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	93,163

	Principal Amount	Value
Time Warner Cable, Inc. 8.750% 2/14/19	$325,000	$413,552
Time Warner, Inc. 4.700% 1/15/21	650,000	661,810
Time Warner, Inc. 5.875% 11/15/16	710,000	801,389
Time Warner, Inc. 6.100% 7/15/40	650,000	682,036
Viacom, Inc. 6.250% 4/30/16	265,000	301,578

		14,049,899

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	875,000	963,183

Mining — 1.5%
Alcoa, Inc. 6.150% 8/15/20	70,000	71,883
Corporacion Nacional del Cobre de Chile (a) 5.500% 10/15/13	420,000	455,618
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,280,000	1,416,000
Freeport-McMoRan Corp. 8.750% 6/01/11	1,010,000	1,038,715
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,055,252
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	610,000	819,258
Teck Resources Ltd. 7.000% 9/15/12	335,000	356,281
Teck Resources Ltd. 9.750% 5/15/14	1,730,000	2,164,872
Teck Resources Ltd. 10.250% 5/15/16	840,000	1,039,500
Teck Resources Ltd. 10.750% 5/15/19	545,000	708,500
Vale Overseas Ltd. 5.625% 9/15/19	1,095,000	1,166,286
Vale Overseas Ltd. 6.250% 1/11/16	770,000	854,645
Vale Overseas Ltd. 6.250% 1/23/17	380,000	423,740
Vale Overseas Ltd. 6.875% 11/10/39	335,000	370,152
Vale Overseas Ltd. 7.750% 5/15/12	1,680,000	1,801,566

		13,742,268

Office Equipment/Supplies — 0.3%
Xerox Corp. 4.250% 2/15/15	475,000	497,023

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Xerox Corp. 5.500% 5/15/12	$295,000	$311,583
Xerox Corp. 5.625% 12/15/19	85,000	91,115
Xerox Corp. 8.250% 5/15/14	1,260,000	1,470,760

		2,370,481

Office Furnishings — 0.3%
Steelcase, Inc. 6.500% 8/15/11	2,355,000	2,406,631

Oil & Gas — 2.0%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,178,614
Cenovus Energy, Inc. 4.500% 9/15/14	1,135,000	1,216,214
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	612,358
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	634,922
ConocoPhillips 6.500% 2/01/39	475,000	564,824
Devon Energy Corp. 6.300% 1/15/19	260,000	305,971
Mobil Corp. 8.625% 8/15/21	840,000	1,126,836
Morgan Stanley (Gazprom) (a) 9.625% 3/01/13	400,000	453,000
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	919,803
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	761,276
Nexen, Inc. 7.500% 7/30/39	1,100,000	1,196,244
Noble Holding International Ltd. 7.375% 3/15/14	870,000	987,029
Pemex Project Funding Master Trust 6.625% 6/15/35	140,000	142,449
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,204,875
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,182,359
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,152,928
Rowan Cos., Inc. 5.000% 9/01/17	690,000	696,007
Shell International Finance BV 5.500% 3/25/40	325,000	348,177
Shell International Finance BV 5.625% 6/27/11	65,000	66,569
Talisman Energy, Inc. 7.750% 6/01/19	545,000	672,831
Tesoro Corp. 6.500% 6/01/17	275,000	275,687

	Principal Amount	Value
Transocean, Inc., Convertible 1.500% 12/15/37	$460,000	$453,100
Valero Energy Corp. 4.500% 2/01/15	925,000	962,043
Valero Energy Corp. 6.125% 2/01/20	800,000	849,653

		18,963,769

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	781,425
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	1,575,000	1,575,000

		2,356,425

Packaging & Containers — 0.6%
Ball Corp. 7.125% 9/01/16	1,150,000	1,239,125
Bemis Co., Inc. 6.800% 8/01/19	840,000	965,135
Packaging Corporation of America 5.750% 8/01/13	848,000	909,390
Sealed Air Corp. (a) 5.625% 7/15/13	1,260,000	1,331,422
Sealed Air Corp. (a) 6.875% 7/15/33	200,000	187,529
Sealed Air Corp. 7.875% 6/15/17	1,050,000	1,154,683

		5,787,284

Pharmaceuticals — 0.5%
Abbott Laboratories 5.300% 5/27/40	330,000	338,958
Abbott Laboratories 5.600% 11/30/17	380,000	434,457
Eli Lilly & Co. 5.950% 11/15/37	175,000	194,175
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,065,413
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	610,810
Merck & Co., Inc. 5.850% 6/30/39	180,000	201,624
Mylan, Inc. (a) 7.625% 7/15/17	550,000	585,062
Pfizer, Inc. 7.200% 3/15/39	395,000	511,145
Wyeth 6.000% 2/15/36	360,000	400,099

		4,341,743

Pipelines — 2.3%
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	212,492
CenterPoint Energy Resources Corp. 6.125% 11/01/17	840,000	937,477

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	$885,000	$922,427
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	45,231
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	1,979,854
Enbridge, Inc. 5.800% 6/15/14	1,010,000	1,123,532
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,357,083
Enogex LLC (a) 6.875% 7/15/14	1,595,000	1,753,766
Enterprise Products Operating LP 7.500% 2/01/11	165,000	165,729
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	202,337
Kern River Funding Corp. (a) 4.893% 4/30/18	597,403	654,001
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	204,250
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	154,785
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	190,155
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,652,750
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	638,404
NGPL PipeCo LLC (a) 6.514% 12/15/12	2,000,000	2,158,620
Plains All American Pipeline LP 4.250% 9/01/12	1,430,000	1,491,198
Plains All American Pipeline LP 5.625% 12/15/13	495,000	541,398
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	630,000	680,364
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	415,000	442,537
Southern Natural Gas Co. (a) 5.900% 4/01/17	310,000	332,432
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	257,955
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	142,643
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	505,000	558,048
Williams Partners LP 5.250% 3/15/20	1,415,000	1,466,789

		21,266,257

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	760,000	759,963

	Principal Amount	Value
Brookfield Asset Management, Inc. 7.125% 6/15/12	$460,000	$490,545

		1,250,508

Real Estate Investment Trusts (REITS) — 0.7%
Boston Properties LP 4.125% 5/15/21	580,000	549,860
Boston Properties LP 5.000% 6/01/15	170,000	182,307
Mack-Cali Realty LP 7.750% 8/15/19	515,000	599,334
ProLogis 5.625% 11/15/16	2,170,000	2,230,204
Senior Housing Properties Trust 8.625% 1/15/12	105,000	109,725
Simon Property Group LP 4.200% 2/01/15	190,000	198,670
Simon Property Group LP 4.375% 3/01/21	1,775,000	1,754,113
Simon Property Group LP 5.650% 2/01/20	590,000	638,223

		6,262,436

Retail — 0.7%
CVS Caremark Corp. 6.125% 9/15/39	560,000	598,336
CVS Pass-Through Trust (a) 7.507% 1/10/32	9,843	11,184
J.C. Penney Co., Inc. 5.650% 6/01/20	1,400,000	1,340,500
J.C. Penney Corp., Inc. 7.950% 4/01/17	135,000	147,150
Lowe’s Cos., Inc. 5.600% 9/15/12	355,000	383,022
McDonald’s Corp. 6.300% 10/15/37	400,000	471,607
Nordstrom, Inc. 6.750% 6/01/14	250,000	283,337
Staples, Inc. 9.750% 1/15/14	1,050,000	1,272,444
Target Corp. 7.000% 1/15/38	475,000	582,319
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	831,043
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	605,047

		6,525,989

Savings & Loans — 0.1%
Glencore Funding LLC (a) 6.000% 4/15/14	1,175,000	1,241,738
Washington Mutual Bank (b) 5.650% 8/15/14	1,125,000	1,406

		1,243,144

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Software — 0.8%
CA, Inc. 5.375% 12/01/19	$355,000	$367,031
Fiserv, Inc. 6.125% 11/20/12	1,973,000	2,133,754
Microsoft Corp. 3.000% 10/01/20	1,600,000	1,500,315
Microsoft Corp. 4.500% 10/01/40	1,200,000	1,123,392
Oracle Corp. (a) 3.875% 7/15/20	750,000	745,565
Oracle Corp. (a) 5.375% 7/15/40	650,000	658,198
Oracle Corp. 6.125% 7/08/39	895,000	1,004,376

		7,532,631

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (a) 8.875% 3/15/18	1,780,000	1,904,600

Telecommunications — 2.6%
America Movil SAB de CV 5.000% 3/30/20	500,000	519,724
America Movil SAB de CV 6.125% 3/30/40	525,000	556,752
American Tower Corp. 4.500% 1/15/18	1,400,000	1,387,772
American Tower Corp. 5.050% 9/01/20	2,020,000	1,986,537
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,224,043
British Telecom PLC STEP 9.875% 12/15/30	495,000	659,751
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	870,000	1,007,946
CenturyLink, Inc. 5.500% 4/01/13	840,000	872,242
CenturyLink, Inc. 6.150% 9/15/19	560,000	561,694
Cisco Systems, Inc. 5.500% 1/15/40	345,000	360,412
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	475,000	638,376
Embarq Corp. 7.082% 6/01/16	780,000	862,608
Embarq Corp. 7.995% 6/01/36	145,000	158,323
Qwest Corp. 7.875% 9/01/11	965,000	993,950

	Principal Amount	Value
Qwest Corp. 8.875% 3/15/12	$2,295,000	$2,481,469
Rogers Communications, Inc. 5.500% 3/15/14	190,000	207,505
Rogers Communications, Inc. 6.375% 3/01/14	345,000	387,643
Rogers Communications, Inc. 7.500% 8/15/38	50,000	62,432
Telecom Italia Capital 6.000% 9/30/34	115,000	95,430
Telecom Italia Capital 6.175% 6/18/14	910,000	967,756
Verizon Communications, Inc. 7.350% 4/01/39	420,000	516,591
Verizon Communications, Inc. 8.750% 11/01/18	1,275,000	1,664,915
Verizon Global Funding Corp. 7.750% 12/01/30	250,000	310,139
Verizon New England, Inc. 6.500% 9/15/11	615,000	638,919
Virgin Media Secured Finance PLC 6.500% 1/15/18	1,830,000	1,926,075
Windstream Corp. 7.875% 11/01/17	1,100,000	1,156,375
Windstream Corp. 8.125% 8/01/13	2,100,000	2,310,000

		24,515,379

Textiles — 0.0%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	210,000	222,600

Transportation — 0.7%
Bristow Group, Inc. 7.500% 9/15/17	2,660,000	2,806,300
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	774,117
Canadian National Railway Co. 5.850% 11/15/17	200,000	225,797
Canadian National Railway Co. 6.375% 11/15/37	275,000	317,027
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,201,456
CSX Corp. 7.250% 5/01/27	50,000	57,924
Ryder System, Inc. 5.000% 6/15/12	460,000	482,036
Union Pacific Corp. 4.000% 2/01/21	500,000	492,849
Union Pacific Corp. 5.375% 6/01/33	520,000	509,581

		6,867,087

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trucking & Leasing — 0.4%
GATX Corp. 3.500% 7/15/16	$875,000	$866,672
GATX Corp. 4.750% 10/01/12	1,135,000	1,188,946
GATX Corp. 4.750% 5/15/15	315,000	329,737
GATX Corp. 8.750% 5/15/14	1,145,000	1,328,479

		3,713,834

TOTAL CORPORATE DEBT (Cost $344,520,898)		367,557,224

MUNICIPAL OBLIGATIONS — 0.7%
Access Group, Inc., Delaware VRN 1.761% 9/01/37	820,000	752,350
Colorado Bridge Enterprise BAB 6.078% 12/01/40	2,100,000	2,113,314
North Texas Tollway Authority BAB 6.718% 1/01/49	2,015,000	1,972,685
State of California 5.950% 4/01/16	410,000	429,811
State of California BAB 7.550% 4/01/39	120,000	124,457
Tennessee Valley Authority 5.250% 9/15/39	750,000	792,482

		6,185,099

TOTAL MUNICIPAL OBLIGATIONS (Cost $6,128,341)		6,185,099

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.4%
Automobile ABS — 0.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.401% 8/20/13	1,305,000	1,279,869
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (a) 0.481% 3/20/12	1,410,000	1,409,136
Bank of America Auto Trust, Series 2009-3A, Class A2 (a) 0.890% 4/16/12	219,192	219,247
CarMax Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	411,925	412,222
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.260% 12/15/20	1,689,034	1,704,002
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	650,000	650,596

	Principal Amount	Value
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	$100,580	$100,587
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	986,705	987,307

		6,762,966

Commercial MBS — 5.2%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.742% 2/10/51	2,040,000	2,161,758
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.152% 2/10/51	775,000	840,566
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	2,310,000	2,428,907
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	1,555,000	1,644,589
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,413,911
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,115,000	1,133,502
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	840,000	855,381
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	420,000	448,783
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	2,480,000	2,666,292
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	590,000	630,569
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	2,100,000	2,218,343
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,410,819	1,429,575

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.815% 12/10/49	$1,410,000	$1,519,589
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	1,725,000	1,805,211
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.539% 2/15/39	1,145,000	1,244,234
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.214% 2/15/41	1,385,000	797,000
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	800,000	833,972
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.883% 7/10/38	579,000	628,833
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.232% 5/15/41	2,880,000	3,070,949
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,301,904
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	1,040,000	1,101,044
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 VRN 5.291% 1/12/44	440,000	469,674
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	1,060,000	1,095,173
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,630,264
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.907% 6/12/46	1,305,000	1,418,463
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,185,255

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	$1,935,000	$1,994,305
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	1,680,000	1,877,216
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.049% 8/15/39	3,005,000	3,267,413
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,261,923
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	2,004,200	2,065,276
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	447,562	447,939

		48,887,813

Home Equity ABS — 1.2%
ACE Securities Corp., Series 2005-SD1, Class A1 FRN 0.661% 11/25/50	166,345	164,861
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.621% 7/25/35	1,065,115	1,007,070
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2 0.621% 9/25/35	960,051	860,838
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.761% 1/25/36	475,000	386,484
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.791% 1/25/35	690,898	668,205
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.851% 12/25/34	342,896	313,407
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.491% 9/25/34	852,028	797,836
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.641% 1/25/36	786,865	726,967
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.921% 3/25/35	1,425,000	1,063,785

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Partnership Trust, Series 2004-EC1, Class M1 0.861% 2/25/35	$761,517	$697,883
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.371% 7/25/37	1,361,576	1,317,372
Morgan Stanley ABS Capital I, Series 2005-HE4, Class A2C, ABS, FRN 0.631% 7/25/35	1,320,701	1,284,217
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.711% 3/25/35	925,000	742,561
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	1,749	1,707
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.661% 10/25/35	1,050,000	818,963

		10,852,156

Student Loans ABS — 2.4%
AH Mortgage Advance Trust, Series 2010-ADV2, Class A1, ABS (a) 4.210% 5/10/41	350,000	351,313
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.631% 11/25/34	1,191,663	1,090,252
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1 FRN 0.691% 7/25/35	864,665	623,867
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.361% 5/25/36	377,103	369,336
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.313% 3/28/17	1,483,352	1,468,230
College Loan Corp. Trust, Series 2007-1, Class A7 FRN 1.761% 1/25/47	625,000	596,875
College Loan Corp. Trust, Series 2007-1, Class A9 FRN 1.761% 1/25/47	674,000	642,828
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.761% 1/25/47	1,500,000	1,282,500
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.602% 12/15/17	924,279	923,967
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF2, Class M1 FRN 0.661% 3/25/35	382,850	370,967

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.761% 3/25/42	$800,000	$722,000
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.818% 11/25/44	1,150,000	899,784
Higher Education Funding I, Series 2004-1, Class A2 FRN (a) 1.000% 1/01/44	150,000	127,406
Higher Education Funding I, Series 2004-1, Class A5 FRN (a) 1.000% 1/01/44	150,000	127,406
Higher Education Funding I, Series 2004-1, Class A6 FRN (a) 1.000% 1/01/44	150,000	127,406
Higher Education Funding I, Series 2004-1, Class A9 FRN (a) 1.000% 1/01/44	150,000	127,406
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1, ABS, FRN 0.761% 2/25/35	1,479,019	1,378,471
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.301% 6/25/25	504,898	495,059
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.371% 3/25/26	717,271	681,728
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.411% 2/25/26	818,730	811,080
Nelnet Student Loan Trust, Series 2010-4A, Class A, ABS, FRN (a) 1.069% 4/25/46	925,000	925,142
Newport Waves CDO (Acquired 3/30/07, Cost $1,269,023), Series 2007-1A, Class A3LS FRN (a) (c) 0.904% 6/20/14	1,175,000	655,767
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.503% 1/28/47	850,000	535,500
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.892% 3/15/38	942,897	779,961
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.703% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.711% 12/15/16	150,000	150,000
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.711% 12/15/16	2,550,000	2,549,995

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.712% 12/15/16	$780,000	$779,999
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.716% 12/15/16	300,000	299,999
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.765% 1/27/42	715,000	704,275
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.849% 9/15/28	350,000	336,875
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.350% 12/17/46	1,525,000	1,220,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.478% 10/28/28	521,802	515,331

		22,820,725

WL Collateral CMO — 0.9%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.341% 7/20/36	79,868	78,937
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.021% 8/25/34	230,084	205,110
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	45,891	40,622
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.287% 9/25/33	26,935	21,884
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.880% 8/25/34	44,836	41,301
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.451% 1/19/38	859,626	554,886
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.371% 5/25/37	771,780	396,966
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.761% 8/25/34	116,307	88,008
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.511% 8/25/36	283,200	211,263
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.704% 7/25/33	8,990	8,715
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.377% 2/25/34	16,531	15,246

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.618% 2/25/34	$938	$854
Morgan Stanley Reremic Trust 3.000% 7/17/56	5,093,715	5,088,926
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.441% 6/25/46	1,649,969	655,371
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.451% 4/25/46	1,000,813	603,357
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.909% 3/25/34	70,692	63,388
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.728% 4/25/44	208,052	157,830

		8,232,664

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.766% 6/25/32	74,215	64,558

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $96,647,728)		97,620,882

SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 7.375% 3/18/19	725,000	870,000
Peruvian Government International Bond 6.550% 3/14/37	405,000	443,475
Poland Government International Bond 6.375% 7/15/19	690,000	772,945
Province of Quebec Canada 7.500% 9/15/29	390,000	535,530
Rebublic of Brazil International Bond 5.875% 1/15/19	876,000	972,360
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,305,137
United Mexican States 5.125% 1/15/20	850,000	886,125
United Mexican States 6.750% 9/27/34	685,000	770,625

		6,556,197

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $6,299,596)		6,556,197

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 34.1%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	$246,941	$274,480
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	202,366	228,935

		503,415

Pass-Through Securities — 34.0%
Federal Home Loan Mortgage Corp. Pool #C03565 4.000% 12/01/40	9,225,000	9,169,145
Pool #G08330 4.500% 1/01/39	24,129	24,745
Pool #A84097 4.500% 1/01/39	21,464	22,012
Pool #A84432 4.500% 2/01/39	623,781	639,716
Pool #A84277 4.500% 2/01/39	29,400	30,151
Pool #G05167 4.500% 2/01/39	724,115	742,614
Pool #A85612 4.500% 4/01/39	511,642	524,713
Pool #G05695 4.500% 11/01/39	6,947,224	7,124,704
Pool #A90421 4.500% 12/01/39	271,675	278,616
Pool #A90764 4.500% 1/01/40	125,461	128,666
Pool #A90988 4.500% 2/01/40	1,055,984	1,082,961
Pool #G05849 4.500% 5/01/40	41,637,840	42,701,557
Pool #A92240 4.500% 5/01/40	6,702,608	6,873,839
Pool #C01283 5.500% 11/01/31	288,982	309,876
Pool #E85389 6.000% 9/01/16	65,594	71,016
Pool #G11431 6.000% 2/01/18	50,788	55,087
Pool #E85301 6.500% 9/01/16	113,094	123,498
Pool #E85032 6.500% 9/01/16	23,311	25,281
Pool #E85409 6.500% 9/01/16	133,662	145,268
Pool #C01079 7.500% 10/01/30	8,009	9,045

	Principal Amount	Value
Pool #C01135 7.500% 2/01/31	$28,334	$31,899
Pool #554904 9.000% 3/01/17	403	452
Federal Home Loan Mortgage Corp. TBA Pool #2308 4.000% 10/01/39 (d)	2,300,000	2,283,109
Pool #6222 4.500% 1/01/39 (d)	4,500,000	4,612,149
Federal National Mortgage Association Pool #725692 2.480% 10/01/33	592,570	617,289
Pool #775539 2.485% 5/01/34	278,700	291,430
Pool #888586 2.761% 10/01/34	688,135	719,345
Pool #254863 4.000% 8/01/13	32,085	33,065
Pool #AA3051 4.000% 4/01/24	449,501	463,232
Pool #AC8539 4.000% 12/01/24	368,925	380,194
Pool #AC6939 4.000% 12/01/24	221,494	228,260
Pool #AC7686 4.000% 12/01/24	89,684	92,424
Pool #932359 4.000% 1/01/25	317,277	326,969
Pool #AC8929 4.000% 1/01/25	360,701	371,719
Pool #AD1745 4.000% 1/01/25	1,728,132	1,780,921
Pool #AD1149 4.000% 1/01/25	66,804	68,844
Pool #926190 4.000% 2/01/25	1,880,047	1,937,477
Pool #932557 4.000% 2/01/25	1,111,223	1,145,168
Pool #932559 4.000% 2/01/25	224,043	230,887
Pool #AA5289 4.000% 2/01/25	124,594	128,400
Pool #AC9708 4.000% 2/01/25	182,766	188,349
Pool #AD1017 4.000% 2/01/25	880,695	907,597
Pool #AD2103 4.000% 2/01/25	323,454	333,334
Pool #AD2761 4.000% 2/01/25	1,612,608	1,661,868
Pool #AD3689 4.000% 2/01/25	717,720	739,645
Pool #932659 4.000% 3/01/25	857,099	883,280

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AC6707 4.000% 3/01/25	$787,555	$811,613
Pool #AC9740 4.000% 3/01/25	503,952	519,347
Pool #AD2331 4.000% 3/01/25	930,251	958,668
Pool #AD2344 4.000% 3/01/25	91,893	94,700
Pool #AD2351 4.000% 3/01/25	2,671,174	2,752,770
Pool #AD2717 4.000% 3/01/25	456,191	470,126
Pool #AD2718 4.000% 3/01/25	271,613	279,910
Pool #AD4538 4.000% 3/01/25	44,754	46,121
Pool #AD4775 4.000% 3/01/25	487,264	502,148
Pool #AD3828 4.000% 4/01/25	71,859	74,054
Pool #AD4639 4.000% 4/01/25	2,899,546	2,988,118
Pool #AD2488 4.000% 5/01/25	598,241	616,515
Pool #AD3541 4.000% 5/01/25	625,894	645,013
Pool #AD4105 4.000% 5/01/25	113,848	117,326
Pool #AD4088 4.000% 5/01/25	473,859	488,334
Pool #AD5081 4.000% 5/01/25	460,981	475,063
Pool #AD5770 4.000% 5/01/25	2,704,307	2,786,915
Pool #AD6583 4.000% 5/01/25	1,745,044	1,798,350
Pool #AD7034 4.000% 5/01/25	1,019,909	1,051,064
Pool #AC6715 4.000% 6/01/25	2,206,159	2,273,550
Pool #AC8324 4.000% 6/01/25	2,454,979	2,529,971
Pool #AD3583 4.000% 6/01/25	39,027	40,219
Pool #AD3388 4.000% 6/01/25	2,583,455	2,662,371
Pool #AD3666 4.000% 6/01/25	1,803,363	1,858,450
Pool #AD3979 4.000% 6/01/25	1,457,217	1,501,730
Pool #AD3975 4.000% 6/01/25	2,628,427	2,708,717

	Principal Amount	Value
Pool #AD4701 4.000% 6/01/25	$953,713	$982,846
Pool #AD5556 4.000% 6/01/25	2,694,717	2,777,032
Pool #AD5567 4.000% 6/01/25	169,503	174,680
Pool #AD5811 4.000% 6/01/25	2,747,715	2,831,650
Pool #AD6585 4.000% 6/01/25	1,629,008	1,678,769
Pool #AD7349 4.000% 6/01/25	1,850,906	1,907,445
Pool #AD7661 4.000% 6/01/25	955,688	984,881
Pool #AD8900 4.000% 6/01/25	174,279	179,603
Pool #AD8912 4.000% 6/01/25	2,081,274	2,144,850
Pool #AD3987 4.000% 7/01/25	1,857,812	1,914,563
Pool #AD3992 4.000% 7/01/25	1,030,324	1,061,798
Pool #AD6018 4.000% 7/01/25	942,517	971,308
Pool #AD7740 4.000% 7/01/25	322,787	332,647
Pool #AD8145 4.000% 7/01/25	905,296	932,950
Pool #AC2752 4.000% 8/01/39	90,183	89,824
Pool #AD3098 4.000% 4/01/40	30,921	30,798
Pool #AD7121 4.000% 7/01/40	434,331	432,601
Pool #AE0113 4.000% 7/01/40	1,016,955	1,012,903
Pool #AD8033 4.000% 8/01/40	116,530	116,065
Pool #AD9436 4.000% 8/01/40	32,796	32,665
Pool #AE1853 4.000% 8/01/40	1,360,603	1,355,181
Pool #AB1500 4.000% 9/01/40	1,253,809	1,248,813
Pool #MA0514 4.000% 9/01/40	619,914	617,444
Pool #AD9362 4.000% 9/01/40	94,065	93,690
Pool #AE4934 4.000% 9/01/40	199,050	198,257
Pool #AE4050 4.000% 10/01/40	118,429	117,957

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA0561 4.000% 11/01/40	$681,093	$678,380
Pool #AE7186 4.000% 11/01/40	623,566	621,081
Pool #AE7314 4.000% 11/01/40	999,999	996,015
Pool #AE8396 4.000% 11/01/40	1,657,953	1,651,347
Pool #AE8397 4.000% 11/01/40	726,839	723,943
Pool #AE9248 4.000% 11/01/40	94,400	94,024
Pool #AH0153 4.000% 12/01/40	742,754	739,795
Pool #AH0443 4.000% 12/01/40	1,000,000	996,016
Pool #AH1016 4.000% 12/01/40	331,545	330,224
Pool #AH1228 4.000% 12/01/40	936,283	932,552
Pool #AH1512 4.000% 12/01/40	200,020	199,223
Pool #932848 4.000% 12/01/40	1,386,945	1,381,419
Pool #932850 4.000% 12/01/40	2,338,284	2,328,967
Pool #941606 4.000% 12/01/40	743,708	740,745
Pool #AE2664 4.000% 12/01/40	1,000,000	996,016
Pool #AE2452 4.000% 12/01/40	251,110	250,109
Pool #AE6225 4.000% 12/01/40	1,000,000	996,016
Pool #AE7328 4.000% 12/01/40	2,000,000	1,992,031
Pool #AH0017 4.000% 12/01/40	1,263,685	1,258,650
Pool #AH1190 4.000% 1/01/41	724,376	721,490
Pool #MA0614 4.000% 1/01/41	3,457,219	3,442,686
Pool #254597 4.500% 11/01/12	84,722	86,410
Pool #254646 4.500% 1/01/13	81,084	84,971
Pool #254659 4.500% 2/01/13	657,301	688,805
Pool #254681 4.500% 3/01/13	2,567,381	2,622,224
Pool #254717 4.500% 4/01/13	3,121,257	3,270,858

	Principal Amount	Value
Pool #254756 4.500% 5/01/13	$2,215,225	$2,267,387
Pool #254758 4.500% 6/01/13	3,242,189	3,321,495
Pool #254806 4.500% 7/01/13	3,200,064	3,353,442
Pool #254864 4.500% 8/01/13	7,692,589	8,061,293
Pool #762800 4.500% 8/01/13	18,107	18,517
Pool #254914 4.500% 9/01/13	1,196,755	1,228,187
Pool #763017 4.500% 9/01/13	2,067,839	2,166,950
Pool #768006 4.500% 9/01/13	5,442,968	5,703,848
Pool #768007 4.500% 9/01/13	1,940,433	2,033,437
Pool #254958 4.500% 10/01/13	1,766,986	1,851,677
Pool #745570 4.500% 10/01/13	55,070	57,710
Pool #254989 4.500% 11/01/13	617,852	635,192
Pool #255040 4.500% 12/01/13	1,232,973	1,292,069
Pool #735395 4.500% 12/01/13	141,956	145,685
Pool #255088 4.500% 1/01/14	220,357	226,934
Pool #255115 4.500% 2/01/14	503,330	518,794
Pool #255175 4.500% 3/01/14	3,799,053	3,921,696
Pool #357523 4.500% 3/01/14	11,742	12,141
Pool #890118 4.500% 3/01/14	6,101,546	6,393,992
Pool #255204 4.500% 4/01/14	108,166	111,752
Pool #255236 4.500% 5/01/14	2,546,169	2,632,794
Pool #255291 4.500% 6/01/14	88,255	91,334
Pool #255323 4.500% 7/01/14	3,200,426	3,314,883
Pool #255354 4.500% 8/01/14	498,933	516,781
Pool #255431 4.500% 9/01/14	221,434	229,739
Pool #255450 4.500% 10/01/14	696,179	722,875

The accompanying notes are an integral part of the financial statements.

58

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #735023 4.500% 11/01/14	$228,267	$234,876
Pool #255586 4.500% 1/01/15	559,463	581,852
Pool #829751 4.500% 4/01/15	885,296	912,463
Pool #255730 4.500% 5/01/15	190,003	198,410
Pool #255938 4.500% 11/01/15	99,734	104,613
Pool #256111 4.500% 2/01/16	364,206	382,203
Pool #920806 4.500% 6/01/16	828,412	857,309
Pool #AA1669 4.500% 2/01/24	23,325	24,465
Pool #AA3172 4.500% 3/01/24	202,130	211,881
Pool #AA4598 4.500% 4/01/24	168,322	176,389
Pool #931195 4.500% 5/01/24	58,982	61,809
Pool #931196 4.500% 5/01/24	434,365	455,184
Pool #AA5566 4.500% 5/01/24	394,354	413,256
Pool #AA7205 4.500% 5/01/24	95,149	99,709
Pool #995699 4.500% 5/01/24	4,470,000	4,688,436
Pool #AA8463 4.500% 6/01/24	275,104	288,290
Pool #AA9747 4.500% 7/01/24	598,785	627,485
Pool #AC5413 4.500% 10/01/24	1,577,220	1,652,815
Pool #AC6097 4.500% 11/01/24	905,884	949,303
Pool #MA0270 4.500% 12/01/24	156,809	164,325
Pool #932362 4.500% 1/01/25	44,509	46,642
Pool #AC4972 4.500% 1/01/25	203,041	212,773
Pool #AC9810 4.500% 1/01/25	1,272,941	1,333,953
Pool #AC9339 4.500% 1/01/25	2,280,115	2,389,400
Pool #932561 4.500% 2/01/25	1,081,642	1,133,485
Pool #AD2089 4.500% 2/01/25	760,828	797,294

	Principal Amount	Value
Pool #AD2364 4.500% 3/01/25	$42,635	$44,678
Pool #AD2509 4.500% 4/01/25	33,222	34,814
Pool #AD4139 4.500% 4/01/25	1,497,533	1,569,309
Pool #AD5565 4.500% 6/01/25	3,751,054	3,930,841
Pool #AD5568 4.500% 6/01/25	490,670	514,188
Pool #AD7158 4.500% 6/01/25	45,419	47,596
Pool #AE1667 4.500% 8/01/25	448,570	470,070
Pool #256504 5.000% 11/01/36	206,024	216,711
Pool #256672 5.000% 4/01/37	7,790,963	8,195,119
Pool #982786 5.000% 3/01/38	3,099,908	3,257,810
Pool #929301 5.000% 4/01/38	303,932	319,414
Pool #962687 5.000% 4/01/38	4,573,170	4,806,116
Pool #982014 5.000% 5/01/38	3,573,507	3,755,532
Pool #983077 5.000% 5/01/38	2,334,346	2,453,251
Pool #930760 5.000% 3/01/39	2,597,608	2,729,924
Pool #995930 5.000% 4/01/39	3,623,570	3,808,145
Pool #995896 5.000% 6/01/39	5,016,888	5,272,436
Pool #AD4193 5.000% 7/01/40	307,302	322,955
Pool #255148 5.500% 2/01/14	2,497	2,611
Pool #522294 5.625% 7/15/37	6,375,000	7,136,160
Pool #587994 6.000% 6/01/16	21,526	23,386
Pool #253880 6.500% 7/01/16	90,806	98,455
Pool #575667 7.000% 3/01/31	54,227	60,961
Pool #572577 7.000% 4/01/31	10,542	11,849
Pool #497120 7.500% 8/01/29	1,046	1,182
Pool #507053 7.500% 9/01/29	2,721	3,066

The accompanying notes are an integral part of the financial statements.

59

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #529453 7.500% 1/01/30	$10,988	$12,416
Pool #531196 7.500% 2/01/30	751	849
Pool #532418 7.500% 2/01/30	7,332	8,277
Pool #530299 7.500% 3/01/30	2,985	3,369
Pool #536386 7.500% 4/01/30	627	709
Pool #535996 7.500% 6/01/31	30,200	34,121
Pool #523499 8.000% 11/01/29	5,151	5,846
Pool #252926 8.000% 12/01/29	1,006	1,143
Pool #532819 8.000% 3/01/30	559	635
Pool #537033 8.000% 4/01/30	5,260	5,980
Pool #534703 8.000% 5/01/30	3,700	4,203
Pool #253437 8.000% 9/01/30	687	780
Pool #253481 8.000% 10/01/30	429	487
Pool #190317 8.000% 8/01/31	14,451	16,416
Pool #596656 8.000% 8/01/31	4,844	5,444
Pool #599652 8.000% 8/01/31	108,645	123,644
Pool #602008 8.000% 8/01/31	15,460	17,577
Pool #597220 8.000% 9/01/31	8,132	9,249
Federal National Mortgage Association TBA (d) Pool #5719 4.000% 11/01/23	2,200,000	2,265,141
Government National Mortgage Association Pool #008746 3.125% 11/20/25	12,499	12,853
Pool #080136 3.125% 11/20/27	2,402	2,473
Pool #712488 4.500% 6/15/39	780,116	811,046
Pool #714477 4.500% 6/15/39	810,967	843,121
Pool #718725 4.500% 8/15/39	832,399	865,402
Pool #705250 4.500% 8/15/39	832,566	865,576

	Principal Amount	Value
Pool #705294 4.500% 8/15/39	$831,890	$864,874
Pool #716176 4.500% 10/15/39	832,263	865,261
Pool #718246 4.500% 11/15/39	831,940	864,925
Pool #718023 4.500% 11/15/39	718,642	747,135
Pool #723517 4.500% 12/15/39	591,857	615,324
Pool #730990 4.500% 1/15/40	8,331,872	8,662,218
Pool #737380 4.500% 3/15/40	1,915,367	1,991,309
Pool #733333 4.500% 4/15/40	830,727	863,663
Pool #369261 6.000% 12/15/23	3,031	3,328
Pool #544462 6.000% 4/15/31	1,428	1,570
Pool #371146 7.000% 9/15/23	2,035	2,282
Pool #352022 7.000% 11/15/23	29,356	32,864
Pool #374440 7.000% 11/15/23	2,419	2,710
Pool #491089 7.000% 12/15/28	40,002	45,113
Pool #483598 7.000% 1/15/29	13,621	15,331
Pool #480539 7.000% 4/15/29	751	848
Pool #478658 7.000% 5/15/29	8,958	10,117
Pool #488634 7.000% 5/15/29	3,262	3,684
Pool #500928 7.000% 5/15/29	13,421	15,140
Pool #498541 7.000% 6/15/29	9,141	9,770
Pool #509546 7.000% 6/15/29	17,395	19,649
Pool #499410 7.000% 7/15/29	3,223	3,641
Pool #508655 7.000% 7/15/29	526	594
Pool #510083 7.000% 7/15/29	5,864	6,619
Pool #493723 7.000% 8/15/29	15,002	16,948
Pool #507093 7.000% 8/15/29	5,763	6,515
Pool #516706 7.000% 8/15/29	268	299

The accompanying notes are an integral part of the financial statements.

60

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #505558 7.000% 9/15/29	$2,905	$3,281
Pool #581417 7.000% 7/15/32	42,350	47,915
Pool #591581 7.000% 8/15/32	17,450	19,751
Pool #210946 7.500% 3/15/17	8,099	8,933
Pool #203940 7.500% 4/15/17	15,851	17,299
Pool #181168 7.500% 5/15/17	7,534	8,309
Pool #193870 7.500% 5/15/17	11,593	12,680
Pool #192796 7.500% 6/15/17	1,482	1,629
Pool #226163 7.500% 7/15/17	14,939	16,496
Pool #385760 7.500% 6/15/24	981	1,100
Government National Mortgage Association TBA Pool #7769 4.500% 7/01/39 (d)	2,200,000	2,284,390
New Valley Generation IV 4.687% 1/15/22	376,027	388,956

		317,951,226

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $317,080,598)		318,454,641

U.S. TREASURY OBLIGATIONS — 12.7%
U.S. Treasury Bonds & Notes — 12.7%
U.S. Treasury Bond 4.375% 5/15/40	14,315,000	14,386,469
U.S. Treasury Bond 5.375% 2/15/31	5,855,000	6,834,971
U.S. Treasury Inflation Index 1.875% 7/15/15	10,254,346	11,123,561
U.S. Treasury Note 0.750% 12/15/13	27,900,000	27,702,739
U.S. Treasury Note 2.625% 8/15/20	8,055,000	7,637,462
U.S. Treasury Note (e) (f) 3.000% 9/30/16	47,490,000	49,265,309
U.S. Treasury Principal Strip 0.000% 2/15/28	3,515,000	1,631,036

		118,581,547

TOTAL U.S. TREASURY OBLIGATIONS (Cost $121,008,847)		118,581,547

	Principal Amount	Value
TOTAL BONDS & NOTES (Cost $891,686,008)		$914,955,590

TOTAL LONG-TERM INVESTMENTS (Cost $891,686,008)		914,955,590

SHORT-TERM INVESTMENTS — 2.5%
Commercial Paper — 2.5%
Enbridge Energy Partners LP (a) 0.430% 1/13/11	$6,490,000	6,489,070
United Healthcare Co. (a) 0.400% 1/03/11	9,585,000	9,584,787
United Healthcare Co. 0.420% 1/03/11	6,890,000	6,889,839

		22,963,696

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	100,799	100,799

TOTAL SHORT-TERM INVESTMENTS (Cost $23,064,495)		23,064,495

TOTAL INVESTMENTS — 100.4% (Cost $914,750,503) (g)		938,020,085

Other Assets/(Liabilities) — (0.4)%		(3,418,925)

NET ASSETS — 100.0%		$934,601,160

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bond
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $70,770,213 or 7.57% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2010, these securities amounted to a value of $67,478 or 0.01% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $655,767 or 0.07% of net assets. The Fund generally

The accompanying notes are an integral part of the financial statements.

61

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	All or a portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

62

MML Money Market Fund – Portfolio of Investments

December 31, 2010

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 99.9%
Commercial Paper — 81.4%
7-Eleven, Inc. (a) 0.200% 1/05/11	$1,300,000	$1,299,971
7-Eleven, Inc. (a) 0.200% 1/14/11	1,400,000	1,399,899
7-Eleven, Inc. (a) 0.210% 1/21/11	2,000,000	1,999,767
Abbey National North America LLC 0.250% 1/28/11	4,700,000	4,699,119
Abbot Laboratories (a) 0.180% 1/11/11	4,575,000	4,574,771
American Honda Finance Corp. 0.230% 1/19/11	4,750,000	4,749,454
Archer-Daniels-Midland Co. (a) 0.240% 1/13/11	1,000,000	999,920
Archer-Daniels-Midland Co. (a) 0.230% 1/20/11	1,900,000	1,899,769
Archer-Daniels-Midland Co. (a) 0.230% 1/31/11	1,000,000	999,808
Archer-Daniels-Midland Co. (a) 0.250% 2/23/11	850,000	849,687
Bank of America Corp. 0.200% 1/12/11	4,725,000	4,724,711
Bank of Nova Scotia/New York 0.270% 3/29/11	4,700,000	4,696,933
BASF SE (a) 0.220% 2/09/11	3,200,000	3,199,237
Basin Electric Power Cooperative (a) 0.240% 2/02/11	4,700,000	4,698,997
BG Energy Finance, Inc. (a) 0.270% 1/26/11	500,000	499,906
BG Energy Finance, Inc. (a) 0.300% 2/18/11	1,775,000	1,774,290
Cargill, Inc. (a) 0.210% 1/20/11	500,000	499,945
Cargill, Inc. (a) 0.250% 1/20/11	4,215,000	4,214,444
Caterpillar Financial Services Corp. 0.210% 2/25/11	4,725,000	4,723,484
Citigroup Funding, Inc. 0.270% 1/06/11	3,000,000	2,999,888
Citigroup Funding, Inc. 0.290% 3/02/11	1,750,000	1,749,154
The Coca-Cola Co. (a) 0.220% 2/01/11	3,600,000	3,599,318
The Coca-Cola Co. (a) 0.200% 2/15/11	1,150,000	1,149,713
ConocoPhillips Qatar, Ltd. (a) 0.250% 1/04/11	750,000	749,984

	Principal Amount	Value
Conocophillips Qatar, Ltd. (a) 0.230% 2/08/11	$4,000,000	$3,999,029
Covidien International Finance SA (a) 0.290% 1/04/11	4,750,000	4,749,885
Danaher Corp. 0.200% 1/10/11	1,875,000	1,874,906
Emerson Electric Co. (a) 0.170% 1/10/11	2,725,000	2,724,884
General Electric Capital Corp. 0.180% 2/10/11	3,050,000	3,049,390
General Electric Capital Corp. 0.200% 2/10/11	1,650,000	1,649,633
Google, Inc. (a) 0.200% 1/24/11	1,650,000	1,649,789
Google, Inc. (a) 0.230% 4/05/11	1,250,000	1,249,249
Google, Inc. (a) 0.290% 2/03/11	800,000	799,787
Google, Inc. (a) 0.250% 3/21/11	800,000	799,561
Hewlett-Packard Co. (a) 0.180% 1/03/11	4,750,000	4,749,953
HSBC Finance Corp. 0.210% 1/27/11	4,675,000	4,674,291
John Deere Capital Corp. (a) 0.220% 1/07/11	1,150,000	1,149,958
John Deere Capital Corp. (a) 0.220% 1/21/11	3,600,000	3,599,560
Johnson & Johnson (a) 0.240% 5/03/11	4,500,000	4,496,340
JP Morgan Chase & Co. 0.200% 2/11/11	475,000	474,892
JP Morgan Chase & Co. 0.220% 2/22/11	1,000,000	999,682
JP Morgan Chase & Co. 0.230% 3/07/11	1,450,000	1,449,398
JP Morgan Chase & Co. 0.210% 3/17/11	1,775,000	1,774,224
Medtronic, Inc. (a) 0.210% 2/22/11	2,075,000	2,074,371
Medtronic, Inc. (a) 0.210% 3/16/11	2,625,000	2,623,867
National Rural Utilities Cooperative Finance Corp. 0.240% 1/04/11	4,650,000	4,649,907
Natixis US Finance Co. LLC 0.300% 1/18/11	4,750,000	4,749,327
Nestle Capital Corp. (a) 0.220% 2/14/11	2,000,000	1,999,462
NSTAR (a) 0.200% 1/03/11	4,700,000	4,699,948

The accompanying notes are an integral part of the financial statements.

63

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Procter & Gamble Co. (a) 0.240% 4/12/11	$1,250,000	$1,249,158
Procter & Gamble International Funding (a) 0.170% 1/25/11	2,200,000	2,199,751
Rabobank USA Finance Corp. 0.270% 3/18/11	4,500,000	4,497,435
Reckitt Benckiser PLC (a) 0.260% 1/05/11	4,750,000	4,749,863
Royal Bank of Scotland Group PLC (a) 0.260% 2/28/11	4,700,000	4,698,031
Sigma-Aldrich Corp. (a) 0.190% 1/13/11	1,700,000	1,699,892
Sigma-Aldrich Corp. (a) 0.220% 1/11/11	500,000	499,970
Wisconsin Gas LLC 0.200% 1/06/11	1,825,000	1,824,949
Wisconsin Gas LLC 0.210% 1/06/11	2,900,000	2,899,916

		153,782,427

Discount Notes — 9.0%
Federal Farm Credit Bank 0.190% 5/25/11	500,000	499,620
Federal Farm Credit Bank 0.200% 5/12/11	750,000	749,454
Federal Home Loan Bank 0.140% 1/04/11	1,140,000	1,139,987
Federal Home Loan Bank 0.140% 1/07/11	2,000,000	1,999,953
Federal Home Loan Bank 0.140% 2/11/11	2,000,000	1,999,681
Federal Home Loan Bank 0.150% 1/07/11	445,000	444,989
Federal Home Loan Mortgage Corp. 0.170% 1/05/11	1,000,000	999,981
Federal Home Loan Mortgage Corp. 0.170% 1/18/11	400,000	399,968
Federal Home Loan Mortgage Corp. 0.200% 5/03/11	300,000	299,797
Federal Home Loan Mortgage Corp. 0.230% 3/31/11	250,000	249,858
Federal Home Loan Mortgage Corp. 0.240% 9/14/11	225,000	224,616
Federal Home Loan Mortgage Corp. 0.260% 9/15/11	205,000	204,620
Federal Home Loan Mortgage Corp. 0.310% 1/10/11	1,000,000	999,922
Federal Home Loan Mortgage Corp. 0.350% 1/10/11	212,000	211,981
Federal National Mortgage Association 0.205% 6/08/11	450,000	449,595

	Principal Amount	Value
Federal National Mortgage Association 0.210% 4/25/11	$300,000	$299,801
Federal National Mortgage Association 0.220% 6/01/11	1,000,000	999,077
Federal National Mortgage Association 0.220% 8/08/11	720,000	719,036
Federal National Mortgage Association 0.230% 3/28/11	450,000	449,753
Federal National Mortgage Association 0.230% 4/25/11	600,000	599,563
Federal National Mortgage Association 0.250% 6/03/11	850,000	849,097
Federal National Mortgage Association 0.300% 2/14/11	1,000,000	999,633
Federal National Mortgage Association 0.310% 3/01/11	800,000	799,594
Federal National Mortgage Association 0.360% 5/03/11	450,000	449,451

		17,039,027

U.S. Treasury Bills — 9.5%
U.S. Treasury Bill 0.137% 3/10/11	1,500,000	1,499,612
U.S. Treasury Bill 0.170% 4/14/11	2,000,000	1,999,027
U.S. Treasury Bill 0.176% 4/28/11	1,500,000	1,499,144
U.S. Treasury Bill 0.178% 1/13/11	1,400,000	1,399,917
U.S. Treasury Bill 0.191% 7/28/11	1,875,000	1,872,936
U.S. Treasury Bill 0.195% 8/25/11	2,500,000	2,496,812
U.S. Treasury Bill 0.201% 10/20/11	1,000,000	998,370
U.S. Treasury Bill 0.205% 6/30/11	2,000,000	1,997,955
U.S. Treasury Bill 0.212% 7/28/11	1,125,000	1,123,625
U.S. Treasury Bill 0.215% 8/25/11	1,000,000	998,594
U.S. Treasury Bill 0.218% 9/22/11	1,000,000	998,401
U.S. Treasury Bill 0.235% 10/20/11	975,000	973,146

		17,857,539

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	21,154	21,154

The accompanying notes are an integral part of the financial statements.

64

MML Money Market Fund – Portfolio of Investments (Continued)

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $188,700,147)	$188,700,147

TOTAL INVESTMENTS — 99.9% (Cost $188,700,147) (b)	188,700,147

Other Assets/(Liabilities) — 0.1%	256,056

NET ASSETS — 100.0%	$188,956,203

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $90,871,734 or 48.09% of net assets.
(b)	See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

65

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$597,387,062	$902,102,640	$914,955,590	$-
Short-term investments, at value (Note 2) (b)	75,048,443	19,418,853	23,064,495	188,700,147

Total investments	672,435,505	921,521,493	938,020,085	188,700,147

Receivables from:
Investment adviser (Note 3)	-	-	-	53,926
Fund shares sold	151,425	123,850	12,027,416	403,180
Interest and dividends	2,261,934	907,797	7,798,086	-
Variation margin on open futures contracts (Note 2)	8,734	-	26,094	-
Open swap agreements, at value (Note 2)	585,811	-	2,410,646	-

Total assets	675,443,409	922,553,140	960,282,327	189,157,253

Liabilities:
Payables for:
Investments purchased	3,253,953	750,844	11,475,628	-
Fund shares repurchased	143,459	595,025	202,104	55,385
Variation margin on open futures contracts (Note 2)	24,000	-	-	-
Investments purchased on a when-issued basis (Note 2)	70,707,685	-	11,341,564	-
Open swap agreements, at value (Note 2)	158,698	-	672,575	-
Trustees’ fees and expenses (Note 3)	126,996	161,854	84,006	25,826
Collateral held for open swaps agreements (Note 2)	310,048	-	1,530,008	-
Affiliates (Note 3):
Investment management fees	215,725	307,978	311,927	77,208
Service fees	5,489	6,530	36,584	-
Due to custodian	448,422	-	-	-
Accrued expense and other liabilities	75,107	89,899	26,771	42,631

Total liabilities	75,469,582	1,912,130	25,681,167	201,050

Net assets	$599,973,827	$920,641,010	$934,601,160	$188,956,203

Net assets consist of:
Paid-in capital	$609,296,909	$1,008,561,601	$896,929,502	$188,972,221
Undistributed (accumulated) net investment income (loss)	687,884	13,501,064	3,414,670	-
Distributions in excess of net investment income	-	-	-	(18,775)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(142,153,770)	(247,841,829)	13,694,540	2,757
Net unrealized appreciation (depreciation) on investments and foreign currency translations	132,142,804	146,420,174	20,562,448	-

Net assets	$599,973,827	$920,641,010	$934,601,160	$188,956,203

(a) Cost of investments:	$465,213,165	$755,682,466	$891,686,008	$-
(b) Cost of short-term investments:	$75,048,443	$19,418,853	$23,064,495	$188,700,147

The accompanying notes are an integral part of the financial statements.

66

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$590,576,164	$909,171,339	$869,339,043	$188,956,203

Shares outstanding (a)	34,575,223	46,446,217	67,910,451	189,135,777

Net asset value, offering price and redemption price per share	$17.08	$19.57	$12.80	$1.00

Service Class shares:
Net assets	$9,397,663	$11,469,671	$65,262,117	$-

Shares outstanding (a)	550,767	588,664	5,104,035	-

Net asset value, offering price and redemption price per share	$17.06	$19.48	$12.79	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

67

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$7,871,089	$16,947,281	$14,877		$-
Interest	8,219,045	2,489	44,090,476		422,356

Total investment income	16,090,134	16,949,770	44,105,353		422,356

Expenses (Note 3):
Investment management fees	2,515,390	3,444,907	3,815,431		845,333
Custody fees	103,616	75,103	-	*	17,467
Audit fees	30,550	31,117	31,202		30,699
Legal fees	10,964	16,008	-	*	11,008
Proxy fees	969	969	-	*	969
Shareholder reporting fees	76,435	110,568	-	*	23,945
Trustees’ fees	79,853	115,750	75,411		25,278

	2,817,777	3,794,422	3,922,044		954,699
Service fees:
Service Class	18,152	20,008	109,976		-

Total expenses	2,835,929	3,814,430	4,032,020		954,699
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	-	-		(532,343)

Net expenses	2,835,929	3,814,430	4,032,020		422,356

Net investment income (loss)	13,254,205	13,135,340	40,073,333		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	36,343,986	71,479,811	17,045,077		3,907
Futures contracts	2,243,018	-	-		-
Swap agreements	(337,118)	-	(1,580,296)		-
Foreign currency transactions	-	135	-		-
Redemptions in-kind	-	-	3,138,544		-

Net realized gain (loss)	38,249,886	71,479,946	18,603,325		3,907

Net change in unrealized appreciation (depreciation) on:
Investment transactions	18,006,865	34,633,475	8,810,009		-
Futures contracts	691,630	-	(59,393)		-
Swap agreements	(571,139)	-	(2,466,738)		-
Translation of assets and liabilities in foreign currencies	-	(43)	-		-

Net change in unrealized appreciation (depreciation)	18,127,356	34,633,432	6,283,878		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	56,377,242	106,113,378	24,887,203		3,907

Net increase (decrease) in net assets resulting from operations	$69,631,447	$119,248,718	$64,960,536		$3,907

(a) Net of withholding tax of:	$-	$125,180	$-		$-

*	Paid by MassMutual pursuant to investment management agreement.

The accompanying notes are an integral part of the financial statements.

68

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,254,205	$15,036,723
Net realized gain (loss) on investment transactions	38,249,886	(15,570,464)
Net change in unrealized appreciation (depreciation) on investments	18,127,356	104,731,660

Net increase (decrease) in net assets resulting from operations	69,631,447	104,197,919

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(12,286,144)	(14,602,060)
Service Class	(144,207)	(93,484)

Total distributions from net investment income	(12,430,351)	(14,695,544)

From net realized gains:
Initial Class	-	-
Service Class	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(59,224,224)	(57,149,721)
Service Class	3,104,985	3,111,174

Increase (decrease) in net assets from fund share transactions	(56,119,239)	(54,038,547)

Total increase (decrease) in net assets	1,081,857	35,463,828
Net assets
Beginning of year	598,891,970	563,428,142

End of year	$599,973,827	$598,891,970

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$687,884	$21,247

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

70

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$13,135,340	$15,192,766	$40,073,333	$30,779,474	$-	$107,521
71,479,946	(91,384,341)	18,603,325	6,037,243	3,907	17,404
34,633,432	288,326,154	6,283,878	32,334,612	-	-

119,248,718	212,134,579	64,960,536	69,151,329	3,907	124,925

(15,657,880)	(20,280,826)	(34,187,215)	(32,584,433)	(56,662)	(107,522)
(154,234)	(117,102)	(1,659,585)	(853,075)	-	-

(15,812,114)	(20,397,928)	(35,846,800)	(33,437,508)	(56,662)	(107,522)

-	-	(4,879,683)	(6,941,293)	-	-
-	-	(172,794)	(151,332)	-	-

-	-	(5,052,477)	(7,092,625)	-	-

(48,127,814)	(54,694,395)	(104,361,993)	359,201,538	16,561,528	(7,517,286)
4,261,490	2,940,687	33,895,214	22,317,368	-	-

(43,866,324)	(51,753,708)	(70,466,779)	381,518,906	16,561,528	(7,517,286)

59,570,280	139,982,943	(46,405,520)	410,140,102	16,508,773	(7,499,883)

861,070,730	721,087,787	981,006,680	570,866,578	172,447,430	179,947,313

$920,641,010	$861,070,730	$934,601,160	$981,006,680	$188,956,203	$172,447,430

$13,501,064	$15,039,311	$3,414,670	$105,970	$-	$37,355

$-	$-	$-	$-	$(18,775)	$-

71

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML Blend Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$15.51	$13.21	$17.65		$17.19	$15.80

Income (loss) from investment operations:
Net investment income (loss) ***	0.36	0.37	0.46		0.50	0.46
Net realized and unrealized gain (loss) on investments	1.55	2.30	(4.41)		0.50	1.38

Total income (loss) from investment operations	1.91	2.67	(3.95)		1.00	1.84

Less distributions to shareholders:
From net investment income	(0.34)	(0.37)	(0.49)		(0.54)	(0.45)
Tax return of capital	-	-	(0.00	) †	-	-

Total distributions	(0.34)	(0.37)	(0.49)		(0.54)	(0.45)

Net asset value, end of year	$17.08	$15.51	$13.21		$17.65	$17.19

Total Return ^^	12.50%	20.55%	(22.73%	)	5.90%	11.78%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$590,576	$593,358	$561,752		$865,879	$957,279
Ratio of expenses to average daily net assets	0.48%	0.49%	0.47%		0.44%	0.43%
Net investment income (loss) to average daily net assets	2.25%	2.71%	2.91%		2.84%	2.81%
Portfolio turnover rate	242%	210%	187%		197%	164%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$15.49	$13.20	$16.29

Income (loss) from investment operations:
Net investment income (loss) ***	0.32	0.33	0.09
Net realized and unrealized gain (loss) on investments	1.55	2.30	(2.95)

Total income (loss) from investment operations	1.87	2.63	(2.86)

Less distributions to shareholders:
From net investment income	(0.30)	(0.34)	(0.23)
Tax return of capital	-	-	(0.00	) †

Total distributions	(0.30)	(0.34)	(0.23)

Net asset value, end of period	$17.06	$15.49	$13.20

Total Return ^^	12.22%	20.25%	(17.62%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$9,398	$5,534	$1,676
Ratio of expenses to average daily net assets	0.73%	0.74%	0.74%	*
Net investment income (loss) to average daily net assets	2.01%	2.33%	1.90%	*
Portfolio turnover rate	242%	210%	187%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

72

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Equity Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$17.41	$13.65	$23.36		$26.02		$23.95

Income (loss) from investment operations:
Net investment income (loss) ***	0.27	0.30	0.40		0.47		0.42
Net realized and unrealized gain (loss) on investments	2.22	3.87	(10.11)		0.66		3.89

Total income (loss) from investment operations	2.49	4.17	(9.71)		1.13		4.31

Less distributions to shareholders:
From net investment income	(0.33)	(0.41)	-		(0.51)		(0.37)
From net realized gains	-	-	-		(3.28)		(1.87)
Tax return of capital	-	-	-		(0.00	) †	-

Total distributions	(0.33)	(0.41)	-		(3.79)		(2.24)

Net asset value, end of year	$19.57	$17.41	$13.65		$23.36		$26.02

Total Return ^^	14.77%	30.71%	(41.58%	)	4.01%		18.00%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$909,171	$855,092	$719,154		$1,208,002		$1,321,324
Ratio of expenses to average daily net assets	0.44%	0.46%	0.44%		0.42%		0.42%
Net investment income (loss) to average daily net assets	1.54%	1.97%	2.08%		1.72%		1.64%
Portfolio turnover rate	113%	106%	129%		110%		136%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$17.35	$13.64	$20.24

Income (loss) from investment operations:
Net investment income (loss) ***	0.23	0.23	0.14
Net realized and unrealized gain (loss) on investments	2.21	3.89	(6.74)

Total income (loss) from investment operations	2.44	4.12	(6.60)

Less distributions to shareholders:
From net investment income	(0.31)	(0.41)	-

Total distributions	(0.31)	(0.41)	-

Net asset value, end of period	$19.48	$17.35	$13.64

Total Return ^^	14.48%	30.39%	(32.62%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$11,470	$5,979	$1,934
Ratio of expenses to average daily net assets	0.69%	0.71%	0.71%	*
Net investment income (loss) to average daily net assets	1.31%	1.52%	2.71%	*
Portfolio turnover rate	113%	106%	129%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++ For	the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

73

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Managed Bond Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$12.49	$11.98	$12.28	$12.07	$12.15

Income (loss) from investment operations:
Net investment income (loss) ***	0.54	0.52	0.59	0.60	0.58
Net realized and unrealized gain (loss) on investments	0.32	0.67	(0.31)	0.25	(0.10)

Total income (loss) from investment operations	0.86	1.19	0.28	0.85	0.48

Less distributions to shareholders:
From net investment income	(0.49)	(0.54)	(0.58)	(0.64)	(0.56)
From net realized gains	(0.06)	(0.14)	-	-	-

Total distributions	(0.55)	(0.68)	(0.58)	(0.64)	(0.56)

Net asset value, end of year	$12.80	$12.49	$11.98	$12.28	$12.07

Total Return ^^	6.96%	10.21%	2.38%	7.10%	4.11%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$869,339	$950,074	$563,000	$505,142	$442,034
Ratio of expenses to average daily net assets	0.41%	0.42%	0.45%	0.46%	0.46%
Net investment income (loss) to average daily net assets	4.18%	4.23%	4.88%	4.95%	4.80%
Portfolio turnover rate	199% >>	262%	97%	87%	77%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08+++
Net asset value, beginning of period	$12.48	$11.97	$12.01

Income (loss) from investment operations:
Net investment income (loss) ***	0.50	0.49	0.21
Net realized and unrealized gain (loss) on investments	0.33	0.67	0.02

Total income (loss) from investment operations	0.83	1.16	0.23

Less distributions to shareholders:
From net investment income	(0.46)	(0.51)	(0.27)
From net realized gains	(0.06)	(0.14)	-

Total distributions	(0.52)	(0.65)	(0.27)

Net asset value, end of period	$12.79	$12.48	$11.97

Total Return ^^	6.70%	9.93%	1.96% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$65,262	$30,933	$7,867
Ratio of expenses to average daily net assets	0.66%	0.67%	0.70% *
Net investment income (loss) to average daily net assets	3.92%	3.94%	4.63% *
Portfolio turnover rate	199% >>	262%	97% ~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

74

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Money Market Fund

	Initial Class
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss) ***	-		0.00	†	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	†	(0.00	) †	0.00 †	0.00 †	0.00 †

Total income (loss) from investment operations	0.00	†	0.00	†	0.02	0.05	0.04

Less distributions to shareholders:
From net investment income	(0.00	) †	(0.00	) †	(0.02)	(0.05)	(0.04)

Total distributions	(0.00	) †	(0.00	) †	(0.02)	(0.05)	(0.04)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return ^^	0.00%	††	0.07%		2.10%	4.72%	4.54%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$188,956		$172,447		$179,947	$109,007	$103,327
Ratio of expenses to average daily net assets:
Before expense waiver	0.54%		0.54%		0.55%	0.56%	0.56%
After expense waiver	0.24%	#	0.37%	#	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	-		0.05%		2.00%	4.61%	4.44%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

75

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Blend Fund (“Blend Fund”), MML Equity Fund (“Equity Fund”), MML Managed Bond Fund (“Managed Bond Fund”), and MML Money Market Fund (“Money Market Fund”).

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each Fund offers the following two classes of shares: Initial Class and Service Class shares. Service Class shares of the Money Market Fund are not currently available. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for

76

Notes to Financial Statements (Continued)

example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

77

Notes to Financial Statements (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2010. The Money Market Fund characterized all investments at Level 2, as of December 31, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

78

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of December 31, 2010 for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Equities
Common Stock
Basic Materials	$13,032,132	$-	$-	$13,032,132
Communications	42,783,138	-	-	42,783,138
Consumer, Cyclical	33,911,665	-	-	33,911,665
Consumer, Non-cyclical	75,656,121	-	-	75,656,121
Diversified	106,128	-	-	106,128
Energy	42,470,028	-	-	42,470,028
Financial	61,789,295	-	-	61,789,295
Industrial	41,632,475	-	-	41,632,475
Technology	51,112,799	-	-	51,112,799
Utilities	12,544,456	-	-	12,544,456

Total Common Stock	375,038,237	-	-	375,038,237

Total Equities	375,038,237	-	-	375,038,237

Bonds & Notes
Total Corporate Debt	-	88,194,449	-	88,194,449

Total Municipal Obligations	-	1,788,280	-	1,788,280

Non-U.S. Government Agency Obligations
Automobile ABS	-	1,118,698	-	1,118,698
Commercial MBS	-	12,001,862	-	12,001,862
Home Equity ABS	-	2,640,852	-	2,640,852
Student Loans ABS	-	4,807,076	530,195	5,337,271
WL Collateral CMO	-	3,253,813	-	3,253,813
WL Collateral PAC	-	64,077	-	64,077

Total Non-U.S. Government Agency Obligations	-	23,886,378	530,195	24,416,573

Total Sovereign Debt Obligations	-	1,386,469	-	1,386,469

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	381,560	-	381,560
Pass-Through Securities	-	75,891,650	-	75,891,650

Total U.S. Government Agency Obligations and Instrumentalities	-	76,273,210	-	76,273,210

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	29,560,320	-	29,560,320

Total U.S. Treasury Obligations	-	29,560,320	-	29,560,320

Total Bonds & Notes	-	221,089,106	530,195	221,619,301

Total Mutual Funds	729,524	-	-	729,524

Total Long-Term Investments	375,767,761	221,089,106	530,195	597,387,062

Total Short-Term Investments	-	75,048,443	-	75,048,443

Total Investments	$375,767,761	$296,137,549	$530,195	$672,435,505

79

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Managed Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$367,557,224	$-	$367,557,224

Total Municipal Obligations	-	6,185,099	-	6,185,099

Non-U.S. Government Agency Obligations
Automobile ABS	-	6,762,966	-	6,762,966
Commercial MBS	-	48,887,813	-	48,887,813
Home Equity ABS	-	10,852,156	-	10,852,156
Student Loans ABS	-	22,164,958	655,767	22,820,725
WL Collateral CMO	-	8,232,664	-	8,232,664
WL Collateral PAC	-	64,558	-	64,558

Total Non-U.S. Government Agency Obligations	-	96,965,115	655,767	97,620,882

Total Sovereign Debt Obligations	-	6,556,197	-	6,556,197

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	503,415	-	503,415
Pass-Through Securities	-	317,951,226	-	317,951,226

Total U.S. Government Agency Obligations and Instrumentalities	-	318,454,641	-	318,454,641

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	118,581,547	-	118,581,547

Total U.S. Treasury Obligations	-	118,581,547	-	118,581,547

Total Bonds & Notes	-	914,299,823	655,767	914,955,590

Total Long-Term Investments	-	914,299,823	655,767	914,955,590

Total Short-Term Investments	-	23,064,495	-	23,064,495

Total Investments	$-	$937,364,318	$655,767	$938,020,085

The following is the aggregate value by input level as of December 31, 2010 for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Equity Risk	$610,763	$-	$-	$610,763
Swap Agreements
Credit Risk	-	500,496	-	500,496
Interest Rate Risk	-	85,315	-	85,315
Managed Bond Fund
Futures Contracts
Interest Rate Risk	8,794	-	-	8,794
Swap Agreements
Credit Risk	-	2,049,066	-	2,049,066
Interest Rate Risk	-	361,580	-	361,580

80

Notes to Financial Statements (Continued)

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Blend Fund
Futures Contracts
Interest Rate Risk	$(19,058)	$-	$-	$(19,058)
Swap Agreements
Interest Rate Risk	-	(158,698)	-	(158,698)
Managed Bond Fund
Futures Contracts
Interest Rate Risk	(68,187)	-	-	(68,187)
Swap Agreements
Interest Rate Risk	-	(672,575)	-	(672,575)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2010.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into Level 3*	Net Transfers (out) of Level 3*	Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
Blend Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Student Loans ABS	$1,352,158	$-	$(11,206)	$164,243	$(975,000)	$-	$-	$530,195	$133,214

Managed Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$343,134	$-	$-	$106,866	$(450,000)	$-	$-	$-	$-
Bonds & Notes
Non-U.S. Government Agency Obligations
Student Loans ABS	2,132,517	-	(113,687)	346,014	(1,709,077)	-	-	$655,767	295,482

	$2,475,651	$-	$(113,687)	$452,880	$(2,159,077)	$-	$-	$655,767	$295,482

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

81

Notes to Financial Statements (Continued)

Derivative	Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2010, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as any additional uses it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Blend Fund	Equity Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Short-term Cash Deployment	A		A
Substitution for Cash Investment	A		A

Interest Rate Swaps**
Hedging/Risk Management	A		A
Substitution for Cash Investment	A		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A		A
Duration/Credit Quality Management	A		A
Directional Investment	A		A

Options (Purchased)
Hedging/Risk Management		A
Substitution for Cash Investment	A

*	Includes any options on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related options, if applicable.

At December 31, 2010, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Futures Contracts^^	$-	$610,763	$-	$610,763
Swap Agreements*	500,496	-	85,315	585,811

Total Value	$500,496	$610,763	$85,315	$1,196,574

Liability Derivatives
Futures Contracts^^	$-	$-	$(19,058)	$(19,058)
Swap Agreements^	-	-	(158,698)	(158,698)

Total Value	$-	$-	$(177,756)	$(177,756)

Realized Gain (Loss)#
Futures Contracts	$-	$2,251,698	$(8,680)	$2,243,018
Swap Agreements	(121,230)	-	(215,888)	(337,118)
Purchased Options	-	(67,572)	-	(67,572)

Total Realized Gain (Loss)	$(121,230)	$2,184,126	$(224,568)	$1,838,328

82

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$610,763	$80,867	$691,630
Swap Agreements	(473,052)	-	(98,087)	(571,139)

Total Change in Appreciation (Depreciation)	$(473,052)	$610,763	$(17,220)	$120,491

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	289	37	326
Swap Agreements	$13,427,674	$-	$18,286,486	$31,714,160
Purchased Options	-	23,400	-	23,400

Equity Fund
Realized Gain (Loss)#
Purchased Options	$-	$(113,442)	$-	$(113,442)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	78,650	-	78,650

Managed Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$8,794	$8,794
Swap Agreements*	2,049,066	-	361,580	2,410,646

Total Value	$2,049,066	$-	$370,374	$2,419,440

Liability Derivatives
Futures Contracts^^	$-	$-	$(68,187)	$(68,187)
Swap Agreements^	-	-	(672,575)	(672,575)

Total Value	$-	$-	$(740,762)	$(740,762)

Realized Gain (Loss)#
Swap Agreements	$(572,300)	$-	$(1,007,996)	$(1,580,296)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$(59,393)	$(59,393)
Swap Agreements	(2,085,562)	-	(381,176)	(2,466,738)

Total Change in Appreciation (Depreciation)	$(2,085,562)	$-	$(440,569)	$2,526,131

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	88	88
Swap Agreements	$53,752,676	$-	$66,351,603	$120,104,279

*	Statements of Assets and Liabilities location: Receivables from: open swap agreements, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2010.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2010, are discussed below.

83

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2010:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Blend Fund
BUYS
320	S&P 500 E Mini Index	3/18/11	$20,048,000	$610,763
27	U.S. Treasury Note 2 Year	3/31/11	5,910,469	(13,180)
5	U.S. Treasury Note 5 Year	3/31/11	588,594	(5,878)

				$591,705

Managed Bond Fund
BUYS
30	U.S. Treasury Note 2 Year	3/31/11	$6,567,188	$8,794
58	U.S. Treasury Note 5 Year	3/31/11	6,827,687	(68,187)

				$(59,393)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

84

Notes to Financial Statements (Continued)

When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the period when a credit default swap is open, the transaction is marked to market in accordance with the terms of the agreement. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

85

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open swap agreements at December 31, 2010. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps
875,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100)%	CMBX.NA.AAA.1	$(21,109)	$42,109	$21,000
3,150,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500)%	CMBX.NA.AM.1	(123,480)	252,000	128,520

							(144,589)	294,109	149,520

200,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	2,761	3,704	6,465
600,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	36,161	-	36,161

							38,922	3,704	42,626

775,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	10,302	-	10,302
245,798	USD	7/25/45	Credit Suisse Securities LLC	Buy	(0.180)%	ABX.HE.AAA.06-1	4,472	25,195	29,667

							14,774	25,195	39,969

365,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(14,965)	23,725	8,760
400,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(9,400)	19,000	9,600
925,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(70,300)	92,500	22,200
950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(34,596)	57,396	22,800
3,145,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(228,614)	304,094	75,480
800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(25,360)	58,000	32,640
800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(25,360)	58,000	32,640
1,575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(49,927)	114,188	64,261

							(458,522)	726,903	268,381

Notional Amount	Currency	Expiration Date	Counterparty	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
4,551,750	USD	9/03/15	Credit Suisse Securities LLC	Fixed 1.648%	3-Month-USD-LIBOR-BBA	$79,939	$-	$79,939
1,129,590	USD	9/03/40	Credit Suisse Securities LLC	3-Month-USD-LIBOR-BBA	Fixed 3.300%	(158,698)	-	(158,698)

						(78,759)	-	(78,759)

8,150,000	USD	6/14/11	Goldman Sachs & Co.	Absolute value of [(USD- CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if negative]	Absolute value of [(USD-CMM30-FNMA rate - USD-10Y CMS rate + 0.568)% if positive]	5,376	-	5,376

86

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund**
Credit Default Swaps
3,950,000	USD	10/12/52	Bank of America N.A.	Buy	(0.100)%	CMBX.NA.AAA.1	$(95,294)	$190,094	$94,800
13,500,000	USD	10/12/52	Bank of America N.A.	Buy	(0.500)%	CMBX.NA.AM.1	(529,200)	1,080,000	550,800

							(624,494)	1,270,094	645,600

637,500	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	8,801	11,806	20,607
950,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	57,255	-	57,255

							66,056	11,806	77,862

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	14,955	-	14,955
1,134,453	USD	7/25/45	Credit Suisse Securities LLC	Buy	(0.180)%	ABX.HE.AAA.06-1	20,641	116,288	136,929

							35,596	116,288	151,884

2,950,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(224,200)	295,000	70,800
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(172,200)	273,000	100,800
4,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(152,950)	253,750	100,800
4,575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(107,513)	217,313	109,800
10,030,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(729,092)	969,812	240,720
3,375,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(106,987)	244,687	137,700
3,375,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(106,987)	244,687	137,700
6,750,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.500)%	CMBX.NA.AM.1	(213,975)	489,375	275,400

							(1,813,904)	2,987,624	1,173,720

Notional Amount	Currency	Expiration Date	Counterparty	Payments Mode by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Interest Rate Swaps
19,290,750	USD	9/03/15	Credit Suisse Securities LLC	Fixed 1.648%	3-Month-USD-LIBOR-BBA	$338,789	$-	$338,789
4,787,310	USD	9/03/40	Credit Suisse Securities LLC	3-Month-USD-LIBOR-BBA	Fixed 3.300%	(672,575)	-	(672,575)

						(333,786)	-	(333,786)

34,550,000	USD	6/14/11	Goldman Sachs & Co.	Absolute value of [(USD- CMM30-FNMA rate - the USD-10Y CMS rate + 0.568)% if negative]	Absolute value of [(USD-CMM30-FNMA rate - the USD-10Y CMS rate + 0.568)% if positive]	22,791	-	22,791

*	Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $50,048 and $260,000, respectively, at December 31, 2010. Collateral for swap agreements held by Credit Suisse Securities LLC was a security valued at $294,313, at December 31, 2010.

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Notes to Financial Statements (Continued)

**	Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $300,008 and $1,230,000, respectively, at December 31, 2010. Collateral for swap agreements held by Credit Suisse Securities LLC was a security valued at $632,265.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on

88

Notes to Financial Statements (Continued)

particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had no rights, warrants, purchased options, or written options at December 31, 2010.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at December 31, 2010.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

89

Notes to Financial Statements (Continued)

A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio. Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. It is possible that the Fund will incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Blend Fund had dollar roll transactions during the year ended December 31, 2010, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

90

Notes to Financial Statements (Continued)

The Fund(s) held inflation-indexed bonds as shown in the Portfolio(s) of Investments during the year ended December 31, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2010.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares.

91

Notes to Financial Statements (Continued)

Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% of the first $100 million,
0.45% of the next $200 million,
0.40% of the next $200 million,
0.35% of any excess over $500 million

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), pursuant to which Babson Capital serves as the Blend Fund’s, Managed Bond Fund’s, and Money Market Fund’s subadviser providing day-to-day management of each Fund’s investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund, and 0.10% of the average daily net assets of the Managed Bond Fund.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage backed securities. Cornerstone is a wholly owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve

92

Notes to Financial Statements (Continued)

Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), pursuant to which OFI serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund’s investments. OFI is a majority-owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.23% of the average daily net assets of the portion of the Equity Fund that OFI manages.

MassMutual has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund, providing day-to-day management of a portion of the Equity Fund’s investments. Loomis Sayles receives a fee from MassMutual based upon the average daily net assets of the portion of the Equity Fund that Loomis Sayles manages. Effective March 15, 2010, Loomis Sayles replaced AllianceBernstein L.P. as the investment subadviser for a portion of the Equity Fund.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders.

Expense Caps and Waivers

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice. Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Rebated Brokerage Commissions

The Fund listed below has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2010, brokerage commissions rebated under the agreement were as follows:

Rebated Commissions
Equity Fund	$19,764

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

93

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and redemptions in-kind) for the year ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$978,676,714	$418,918,897	$971,538,399	$462,749,300
Equity Fund	-	930,844,237	-	976,022,834
Managed Bond Fund	1,745,060,777	230,123,839	1,720,325,612	168,362,528

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	1,140,196	$18,291,757	1,018,252	$14,147,336
Issued as reinvestment of dividends	764,142	12,286,144	1,053,635	14,602,060
Redeemed	(5,589,914)	(89,802,125)	(6,331,374)	(85,899,117)

Net increase (decrease)	(3,685,576)	$(59,224,224)	(4,259,487)	$(57,149,721)

Blend Fund Service Class
Sold	250,215	$4,009,620	247,273	$3,361,724
Issued as reinvestment of dividends	8,951	144,207	6,631	93,484
Redeemed	(65,551)	(1,048,842)	(23,686)	(344,034)

Net increase (decrease)	193,615	$3,104,985	230,218	$3,111,174

Equity Fund Initial Class
Sold	3,040,675	$54,035,761	5,559,338	$78,890,419
Issued as reinvestment of dividends	963,837	15,657,880	1,232,572	20,280,826
Redeemed	(6,686,871)	(117,821,455)	(10,352,925)	(153,865,640)

Net increase (decrease)	(2,682,359)	$(48,127,814)	(3,561,015)	$(54,694,395)

Equity Fund Service Class
Sold	288,971	$5,092,817	232,771	$3,376,844
Issued as reinvestment of dividends	9,530	154,234	7,134	117,102
Redeemed	(54,477)	(985,561)	(37,033)	(553,259)

Net increase (decrease)	244,024	$4,261,490	202,872	$2,940,687

Managed Bond Fund Initial Class
Sold	14,734,992	$189,018,469	34,802,134	$429,495,538
Issued as reinvestment of dividends	3,060,620	39,066,898	3,236,221	39,525,726
Redeemed	(12,571,787)	(162,447,360)	(8,969,543)	(109,819,726)
Redemptions in-kind	(13,378,324)	(170,000,000)	-	-

Net increase (decrease)	(8,154,499)	$(104,361,993)	29,068,812	$359,201,538

94

Notes to Financial Statements (Continued)

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount
Managed Bond Fund Service Class
Sold	2,950,215	$38,071,156	1,874,000	$22,974,730
Issued as reinvestment of dividends	143,346	1,832,379	82,008	1,004,407
Redeemed	(468,413)	(6,008,321)	(134,175)	(1,661,769)

Net increase (decrease)	2,625,148	$33,895,214	1,821,833	$22,317,368

Money Market Fund Initial Class
Sold	133,816,506	$133,712,431	240,609,874	$240,442,276
Issued as reinvestment of dividends	56,716	56,662	107,598	107,522
Redeemed	(117,295,519)	(117,207,565)	(248,234,793)	(248,067,084)

Net increase (decrease)	16,577,703	$16,561,528	(7,517,321)	$(7,517,286)

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$553,062,783	$124,217,814	$(4,845,092)	$119,372,722
Equity Fund	792,351,192	135,622,527	(6,452,226)	129,170,301
Managed Bond Fund	917,827,325	31,107,581	(10,914,821)	20,192,760

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2010, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2011	Expiring 2016	Expiring 2017
Blend Fund	$44,045,298	$36,368,089	$48,423,294
Equity Fund	-	34,005,827	196,586,129

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The Managed Bond Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $1,044,323.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

95

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$12,430,351	$-	$-
Equity Fund	15,812,114	-	-
Managed Bond Fund	40,899,277	-	-
Money Market Fund	56,662	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$14,695,544	$-	$-
Equity Fund	20,397,928	-	-
Managed Bond Fund	39,682,933	847,200	-
Money Market Fund	107,522	-	-

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$325,204	$(128,836,681)	$(110,944)	$119,299,339
Equity Fund	13,646,046	(230,591,956)	(144,982)	129,170,301
Managed Bond Fund	13,471,828	5,388,366	(1,070,301)	19,881,765
Money Market Fund	5,947	-	(21,965)	-

During the year ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$-	$157,217	$(157,217)
Equity Fund	-	(1,138,527)	1,138,527
Managed Bond Fund	2,605,952	(1,688,119)	(917,833)
Money Market Fund	-	(532)	532

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not

96

Notes to Financial Statements (Continued)

incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosures.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amount sought to be recovered from the Blend Fund, plus interest and the Official Committee’s court costs, is approximately $207,400. The Fund cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Fund’s net asset values.

10.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (collectively the “Funds”), four of the funds comprising the MML Series Investment Fund II (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2011

98

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 52	Chairman Trustee	Since 2006 Since 2005	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	32	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 56	Trustee	Since 2005	Retired.	32	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 59	Trustee	Since 2005	Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	32	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Corine T. Norgaard Age: 73	Trustee	Since 2005	President and Owner (since 2009), Retirement Options LLC; President (2004-2005), Thompson Enterprises (real estate investment).	34***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (1997-2005), Frontier Trust Company (formerly Advest Trust Company); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

99

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani^ Age: 64	Vice Chairman and Trustee Vice President	Since 2006 (2006-2008)	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	32	Trustee and Vice Chairman (since 2006), President (2006-2008), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 48	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	40

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	95

100

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Eric H. Wietsma Age: 44	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company).	95

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for three full years, beginning upon the date of his retirement from MassMutual and ending on the three-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^	Mr. Castellani is an “Interested Person,” as that term is defined in the 1940 Act, through his former employment with MassMutual.

^^	The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

101

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	58.75%
Equity Fund	100.00%

102

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in May 2010, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved new sub-subadvisory agreements between Babson Capital and Cornerstone Real Estate Advisers LLC (“Cornerstone”) in respect of the Blend Fund and Managed Bond Fund (“New Sub-Subadvisory Agreements”) that were necessitated due to an internal reorganization that was taking place between Babson Capital and Cornerstone. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Sub-Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Babson Capital and Cornerstone and their respective personnel with responsibilities for providing services to the Funds; (ii) the terms of the New Sub-Subadvisory Agreements; (iii) the scope and quality of services that Babson Capital and Cornerstone will provide under each New Sub-Subadvisory Agreement; and (iv) the fees payable to Babson Capital by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to the vote being taken to approve the New Sub-Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Sub-Subadvisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; (ii) MassMutual’s projected levels of profitability from its relationship with the Funds was not excessive and the advisory and subadvisory fee amounts are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Babson Capital and Cornerstone appear well suited to each Fund, given their investment objectives and policies; and (iv) the terms of the New Sub-Subadvisory Agreements were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

The New Sub-Subadvisory Agreements became effective on August 9, 2010.

103

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.47%	$1,144.50	$2.54	$1,022.80	$2.40
Service Class	1,000	0.72%	1,143.00	3.89	1,021.60	3.67
Equity Fund
Initial Class	1,000	0.44%	1,249.30	2.49	1,023.00	2.24
Service Class	1,000	0.69%	1,247.70	3.91	1,021.70	3.52
Managed Bond Fund
Initial Class	1,000	0.41%	1,013.50	2.08	1,023.10	2.09
Service Class	1,000	0.66%	1,012.20	3.35	1,021.90	3.36
Money Market Fund
Initial Class	1,000	0.24%	1,000.00	1.21	1,024.00	1.22

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

104

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual
FINANCIAL GROUP®

© 2011 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.

L4540_IIa 111 CRN201203-144028

MML Series Investment Fund II
Annual Report

MML China Fund

MML Enhanced Index Core Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2010

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders

To Our Shareholders

Richard J. Byrne

“MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.”

December 31, 2010

Cautious optimism emerges as recovery continues

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2010. Equity markets worldwide advanced during this period (some in the double digits), yet volatility continued to be a factor. Investors in the U.S. and abroad repeatedly demonstrated how connected we all are to the global economy in this modern era, driving U.S. and foreign markets up and down in reaction to the latest news events and economic data from around the world. Despite generally improving market conditions, economic challenges remained for most of the countries where markets advanced. But investors in the U.S. found reason for optimism, as several economic indicators in December pointed to possible signs of sustained recovery.

Retirement investing is a long-term proposition

If you work with a financial professional, you may wish to consider contacting him or her to help you evaluate and fine-tune your overall investment strategy. This can be an effective way to help ensure that you are on the right path toward your long-term investment objectives.

The market environment we witnessed in 2010 should remind us that investing for retirement is a long-term proposition – despite whatever changes or events may occur in the short term. The markets are cyclical, and investors who realized this and stayed the course over the past few years were rewarded in 2010. The major equity markets in the U.S. advanced in 2010, with a similar scenario playing out in many markets abroad.

One reason why financial professionals typically believe it is important to stay invested through all market conditions can be seen in the five-year performance history of the S&P 500® Index1 (the “S&P 500”), a widely used measure of large-cap stock performance in the U.S. On January 3, 2006, the S&P 500 closed at 1268.80. As you may recall, stock prices dropped significantly, beginning in late 2007 and through early 2009. On March 9, 2009, the S&P 500 closed at 676.53, its lowest level over the five years. Yet, by market close on December 31, 2010, the S&P 500 was back up to 1257.64. Consequently, investors in large-cap U.S. stocks who remained invested throughout this period likely benefited from the market recovery that began in March 2009. Conversely, those who “cashed out” of these stocks during the market downturn locked in their losses and did not participate in the recovery rally.

Keep these basic ideas in mind

•

Retirement investing is different. Investing for retirement is not like saving or investing for short-term needs, such as a vacation or a new car. The longer time that many retirement investors have to invest may give them an advantage over individuals with a shorter time frame to work with.

•

Invest regularly and boost your contribution rate. Contributing to your retirement account on a regular basis can help you to buy more shares or units of an investment when its price is lower and fewer shares or units when its price is higher.[2] Boosting your contribution rate periodically (even by a small amount), over time, may help you increase the amount of money in your account as retirement approaches.

[1]	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

[2]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

MML Series Investment Fund II – President’s Letter to Shareholders (Continued)

•

Choose investments that work for you and monitor your account regularly. No one knows your financial goals and objectives better than you. So be sure to select the stock, bond and short-term/money market investments that you feel will help you reach your goals. One of the greatest advantages you have when you diversify your investment choices is that these three distinct investment types tend to behave differently under various economic conditions. Consequently, many financial professionals hold the view that individuals can help reduce their risk of overexposure to one or two poorly performing investment types by diversifying across multiple types.

Keep your eye on the future and stay current with your plan

We believe doing business with MassMutual is the sign of a good decision – as is focusing on the long term when it comes to planning for retirement. As you can see from the S&P 500 example noted above, short-term changes in the markets don’t necessarily have to result in a long-term impact on your retirement account. MassMutual’s view is that a retirement investment plan tailored to your time horizon and your tolerance for risk can help you navigate short-term gyrations in the markets. By monitoring your plan regularly and adjusting your retirement planning strategy when appropriate, you can help yourself as you pursue your long-term financial objectives.

As always, thank you for your confidence and trust in MassMutual.

Sincerely,

Richard J. Byrne

President

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Review

December 31, 2010

A challenging year, with emerging signs of recovery

The turnaround in the financial markets that began in March 2009 continued during the year ended December 31, 2010, although there were numerous – and some significant – bumps along the way. The stock market in the United States was largely positive throughout the year, despite notable periods of underperformance. Foreign equity markets also overcame difficulties and did well overall, despite generally lagging their U.S. counterparts. Many of the debt-related problems that had plagued some of the more highly leveraged countries in the euro zone (particularly Greece and Ireland) underwent short-term resolution through government intervention, but European debt issues continued to hinder the investing environment as the period ended.

The U.S. dollar remained strong throughout much of the year, although late in the period, investor fears over the Federal Reserve’s (the “Fed”) announced purchase of U.S. Treasury bonds caused the dollar to weaken – against the backdrop of an ongoing run-up in commodity (specifically, gold and oil) prices, which commonly occurs when the dollar declines in value. Crude oil finished the year at roughly $91 per barrel (versus $79 on December 31, 2009) and gold continued to trade higher, closing the year at approximately $1,422 per ounce (versus $1,096 on December 31, 2009).

Key pieces of legislation passed in the year included health care reform (March), which did not have much of an immediate impact on the markets, and the extension of the Bush-era income-tax cuts (December), which linked a two-year extension of the Bush tax cuts (initially signed into law in 2001, but slated to expire without Congressional action on December 31, 2010) to a one-year extension of unemployment benefits and other aid to middle-income earners. Also in politics, the mid-term elections delivered a Republican majority in the U.S. House of Representatives, but the U.S. Senate continued to hold a Democratic majority.

The Fed kept interest rates low, holding the federal funds rate at 0.0% to 0.25%, in its continued focus on stimulating the economy. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight.

Certain economic indicators were troubling during the period and seemed mainly to show more bad news than good until the end of the year, when some bright spots appeared on the horizon. Indeed, December economic reports indicated that consumer confidence rose, initial jobless claims fell, and Gross Domestic Product (“GDP”) for the third quarter of the year was revised to reflect a gain of 2.6%, after an initial estimated advance of 2.0%. GDP reflects the total value of goods and services produced in the United States.

Market performance

Both bonds and equities advanced for the 12-month period ended December 31, 2010, although stocks generally outperformed their fixed-income counterparts. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 11.02%. In a similar fashion, the S&P 500® Index of U.S. large-cap stocks returned 15.06%. The small-cap Russell 2000® Index outpaced both of the aforementioned indexes, with a return of 26.85% for the period. The barometer for technology stocks, the NASDAQ Composite® Index, posted a 16.91% return for the period. Performance was also positive in worldwide equity markets. The MSCI® EAFE® Index, a benchmark for foreign stocks in developed markets, advanced 7.75%. The foreign market winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced 18.88%.

Fixed-income investments generally trailed their equity counterparts during the 12-month period. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 6.54%. Treasury bills gained just 0.13%. The outstanding performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 15.12%. Conversely, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned 2.40%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Review (Continued)

First quarter of 2010: A ‘mixed’ start to the year

Despite struggling in January and into the early part of February, the U.S. stock market turned in a solid performance during the first three months of 2010. In the bond market, yields of U.S. Treasury securities were lower, and prices higher, for most of the first quarter. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Concerns over the sovereign debt problems of Greece, Portugal, Italy, Ireland, and Spain hindered U.S. and foreign stock performance early in the quarter, but efforts by the European Union to find a sustainable solution helped the markets rally in February and March. These debt concerns increased the attractiveness of the U.S. dollar, which rose against the euro and other key foreign currencies.

Financial news for the quarter was decidedly mixed. On the positive side, the final estimate for fourth-quarter 2009 GDP came in at a healthy 5.6%, and fourth-quarter 2009 corporate earnings benefited from aggressive cost-cutting and favorable comparisons with the weak fourth quarter of 2008. Unemployment, at 9.7% for February, remained stubbornly high, and the residential real estate market remained hampered by a large supply of homes for sale, weak demand and widespread borrower defaults. On the bright side, U.S. corporate earnings reports were generally strong.

Second quarter of 2010 marred by stock market downturn, mixed economic indicators

U.S. and foreign stock markets pulled back sharply during the second quarter of 2010 – after a vigorous rally that had lasted more than 13 months. This selloff was largely due to deepening fears about the European debt crisis as well as growing concerns about a possible double-dip recession in the United States. The April 20 explosion of the BP-licensed Deepwater Horizon oil-drilling rig and the resulting oil spill contributed to the uncertainty of the economic environment and held the media’s attention until the spill was stopped and the well capped later in the summer. May was especially challenging, with most of the major indexes giving up substantial ground. May 6 was particularly memorable, when the Dow, down more than 300 points already for the day, dropped more than 600 additional points and recovered most of the additional loss in about 20 minutes in what was subsequently termed a “flash crash” by market pundits (due to the market’s quick descent and recovery). The flash crash set a Dow record for the largest-ever intraday decline: almost 1,000 points.

During this period, bonds responded well to signs that the U.S. economy might be facing slower growth than previously expected. Treasury yields dropped sharply and prices posted healthy advances, with the largest gains occurring in longer maturities. The U.S. dollar continued to appreciate, and emerging markets equities suffered shallower declines than most developed markets. Economic data releases pointed to a still-expanding, but fragile, U.S. economy. In June, the third and final estimate of GDP growth for the first quarter was revised downward to 2.7% from 3.0%. Also noteworthy was the unemployment rate, which remained at 9.7%.

Third quarter of 2010: Stocks rebound; recession officially ‘ends’

U.S. stocks delivered solid gains in the third quarter of 2010, although the up-down-up pattern of the major indexes left many investors perplexed. Solid second-quarter earnings and economic reports that were not as bad as expected helped fuel the advance. Bond prices rose, and yields of U.S. Treasury securities continued the precipitous decline that began in April, taking the yield of the bellwether 10-year note from 2.97% at the end of the second quarter down to 2.53% at the end of the third quarter. The yield of the 10-year note is an important factor in determining mortgage rates, so the historically low rates drove significant mortgage refinancing activity.

The U.S. economy had expanded in the second quarter of 2010, but at a slower pace than in the first quarter, so the Commerce Department’s final estimate of second-quarter GDP released in the third quarter was a tepid 1.7% on an annualized basis. The third quarter’s report on unemployment, released at the beginning of September, revealed a jobless rate of 9.6%. Concern about the euro zone’s sovereign debt crisis eased further, as Spain’s issuance of 6 billion euros of debt at the beginning of July met strong demand and offered better-than-expected pricing. The U.S. dollar weakened against most key developed market currencies. Finally, in September, the National Bureau of Economic Research issued a statement identifying June 2009 as the end of the Great Recession (which began in December 2007) – a conclusion that was questioned by many, since so many economic problems remained unresolved.

MML Series Investment Fund II – Economic and Market Review (Continued)

Fourth quarter of 2010: Signs of recovery continue

The stock market continued its upward march in the final quarter of the year – although November proved challenging for most domestic equities. Equity markets regained momentum in December; all broad domestic stock indexes advanced for the quarter and turned in double-digit returns for the full year. Conversely, bonds struggled during the fourth quarter of 2010. After falling precipitously for much of the year, yields in the Treasury market reversed course and surged higher from early October through mid-December, pressuring bond prices. For example, the yield of the bellwether 10-year Treasury note rose from 2.52% to 3.31% during the quarter. As a result, most bond indexes finished the quarter with losses, with the longer maturities suffering the most. Losses in corporate bonds were cushioned somewhat by growing optimism about the U.S. economy and corporate profits. High-yield bonds, which tend to correlate more with the fortunes of the issuing company or the issuer’s industry, rather than interest rates, managed solid gains for the quarter.

Although the extension of the Bush-era tax cuts passed by Congress in December – a legislative package estimated to be worth $858 billion – undoubtedly helped the stock market to finish the year on a positive note, it may also be that the Fed’s decision to engage in another round of quantitative easing – referred to as “QE2” – was the main driver of the financial markets during the second half of 2010.

Formally announced on November 3, 2010, QE2 included plans for the Fed to purchase $600 billion of longer-term Treasuries, at a pace of roughly $75 billion per month, by the end of the second quarter of 2011. The plan also called for the reinvestment of $250 billion to $300 billion of proceeds from earlier investments. The stated goal of QE2, as characterized in the Fed’s minutes released on November 3, was to “promote a stronger pace of economic recovery and to help insure that inflation, over time, is at levels consistent with [the Fed’s] mandate.”

While 2010 ended on a positive note, the U.S. economy must still prove itself in 2011. Specifically, investors will be watching to see if the economy can generate enough momentum to meaningfully reduce unemployment and begin to heal the battered residential real estate market. For long-term investors, as always, the challenge is staying disciplined amid constantly shifting markets and avoiding the temptation to buy or sell based on short-term developments.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML China Fund – Portfolio Manager Report

What is the investment approach of MML China Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth of assets by investing, under normal circumstances, at least 80% of its net assets in securities of companies located in China. A company generally is considered to be located in China if it is tied economically to China, as determined by the Fund’s subadviser. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Service Class I shares returned 4.42%, modestly underperforming the 4.63% return of the Morgan Stanley Capital International China (MSCI® China) Index (the “benchmark”), an unmanaged market capitalization-weighted index of Chinese companies available to non-domestic investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2010, stock selection was the major driver of the Fund’s performance relative to the benchmark, with major gains in stocks in the industrials and financials sectors. Stock selection in information technology (“IT”) and consumer discretionary was another key contributor, such as Internet stock SINA, which rose on an optimistic earnings growth outlook of its online advertising and development of a micro-blog business. The gain was partially offset by sector selection, where the decisions to favor consumer discretionary and reduce the energy sector detracted.

Despite its superior economic growth prospects, China’s equity market performance was disappointing in 2010. Concern about the authorities’ action to cool the economy was certainly a factor. With China’s economy having experienced one of the sharpest “V”-shaped recoveries on record, the authorities acted to cool growth through a number of strategies, including a currency revaluation, bank reserve adjustments, and regulatory measures designed to address the housing boom. As 2010 progressed, apprehension that the global economy could be facing a double-dip recession grew. The net effect of this apprehension has been that investors have seemingly preferred to hold safe-haven assets, such as developed-market stocks and bonds, rather than emerging-market equities.

With respect to individual portfolio holdings, selected machinery names benefited from strong demand. Major positive contributors within this market segment included Zhuzhou CSR Times, a train-borne electrical system producer that benefited from an investment boom in China’s high-speed train industry, and Sany Heavy Equipment, an underground coal mining machine manufacturer that enjoyed solid demand and big market share gain in 2010.

Our cautious stance on several large financial stocks also contributed positively to Fund performance for the year. Specifically, an underweight position in China Life, Industrial & Commercial Bank of China, and several large property stocks contributed to the Fund’s full-year results. Stock selection in the IT sector was another key contributor. Internet stocks such as SINA rose in excess of 80% on optimistic earnings growth outlook of its core business and fast development of new business line. Elsewhere, more positive attribution came from portfolio holdings in construction materials and gold names. The former surged on rising prices – thanks to the government’s temporary power cuts to meet energy savings targets – and the latter, on rising price points largely attributable to the weakening U.S. dollar and solid volume growth. Selected media and health care companies contributed as well, such as Phoenix Satellite TV and Sino Biopharmaceutical.

On the negative side, an underweight position in China National Offshore Oil Corporation (CNOOC) hurt Fund performance when the company’s share price rallied in the second half of the year on rising oil prices and production growth, which exceeded expectations. The Fund’s underweight position in China Mobile detracted as well, as the stock outperformed the benchmark due to its defensiveness. CPMC Holdings Limited, a leading food packaging company, is another major detractor, which, despite its stable operations, dropped on a ratings downgrade of the entire consumer staples sector. Several consumer discretionary stocks also lagged in the year, including leading consumer electronics retail chain operator GOME Electrical Appliances Holding Limited, which declined due to uncertainties created by shareholder restructuring, and hotel operator Jinjiang International due to a slowing growth outlook.

MML China Fund – Portfolio Manager Report (Continued)

Subadviser outlook

It is clear that the Chinese equity market was disappointing in 2010. Yet, we hold the view that the economic prospects for China are stronger than they appear to the market currently. We believe earnings growth will be the primary driver of share price performance and have positioned the Fund accordingly. We continue to see strong fundamentals in the consumer sector, underpinned by rising consumer spending and the government’s pro-consumption policies. We also like the long-term growth potential of the Chinese health care sector and are positive on the prospects for Internet and telecommunications equipment vendors. On the other hand, we are relatively cautious on more defensive sectors, such as telecommunications, utilities, and energy. We believe that our commitment to companies with good growth prospects and strong balance sheets that are positioned to benefit from rising consumer and infrastructure spending will likely continue to reward investors in 2011.

MML China Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

China Construction Bank Corp. Class H	8.1%
Bank of China Ltd. Class H	5.5%
Industrial & Commercial Bank of China	3.6%
China Mobile Ltd.	3.3%
Tencent Holdings Ltd.	2.9%
Ping An Insurance Group Co. of China Ltd.	2.9%
SINA Corp.	2.9%
CNOOC Ltd.	2.3%
China Petroleum & Chemical Corp. Class H	2.2%
China Taiping Insurance Holdings Co. Ltd.	2.0%

35.7%

MML China Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

China	39.3%
Cayman Islands	36.1%
Hong Kong	15.9%
Bermuda	7.8%

Total Long-Term Investments	99.1%

Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MML China Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML China Fund Service Class I and the MSCI China Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/27/08 - 12/31/10
Service Class I	4.42%	13.01%
MSCI China Index	4.63%	8.38%+

Hypothetical Investments in MML China Fund Class II and the MSCI China Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/09 - 12/31/10
Class II	4.71%	31.54%
MSCI China Index	4.63%	27.98%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI China Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment approach of MML Enhanced Index Core Equity Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the S&P 500 Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 14.27%, trailing the 15.06% return of the S&P 500 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Many of the model factors we apply within the portfolio management framework only modestly contributed to or detracted from the overall return of the Fund, as compared to other historical periods. The reason many of the Fund’s fundamental factors had such a neutral impact on performance was that the primary drivers of stock price fluctuations over the period were changes in broader macroeconomic factors (such as economic growth, unemployment, and housing data) as well as headline risks (such as European sovereign concerns, central bank policy, and financial regulation). The Fund’s investment approach focuses on fundamental, bottom-up security selection, and these factors were less helpful in security selection in this environment.

Valuation is the core component in most quantitative models and most valuation metrics were ineffective during 2010. It is likely that valuation had two interrelated problems. First, the recovery of 2010 wound up exceeding analysts’ forecasts. Second, company earnings increased at a rapid rate from depressed levels, and the market extrapolated those gains into the future. This impaired historically based valuation metrics, since they did not account for the rapid growth in earnings from depressed levels.

The Fund benefited from sound stock selection in the energy producer sub-set of the energy sector. In a year that was very volatile and often driven by exogenous shocks, such as the BP oil spill, the Fund’s disciplined approach was able to add value to returns.

The largest detractor from performance for the year was within the consumer discretionary sector, specifically, in Internet travel companies. The management models we employ can underestimate the value of non-tangible assets (e.g., website page clicks) and the Fund did not benefit from the price moves in this sector.

The Fund will, on occasion, use equity futures to facilitate flows into and out of the Fund in order to minimize cash holdings and provide investors with exposure to the equity markets. Exchange-listed futures and exchange-traded funds (ETFs) have been used to facilitate these flows.

Subadviser outlook

The sharp decline and subsequent rebound since the U.S. equity market peaked in October 2007 has been a volatile experience for investors. Going into the recession, the market wasn’t as tough on companies with defensive attributes. Emerging from the recession, the market rewarded companies that stood to benefit from an economic recovery. The Fund will continue to rebalance, based on the evolving performance of model factors, as we emerge from the recession.

The relationship between company fundamentals and stock fluctuations has been superseded recently by “macro investing,” (making investment decisions based on broader economic trends) which often does not discriminate between somewhat similar companies, resulting in fundamentally good and bad companies’ stock rising and falling in tandem. However, the Fund will continue to invest based on bottom-up, fundamental corporate attributes. The Fund’s fundamentally driven investment strategy should, in our view, perform well as investors become less preoccupied with what the economy is doing and pay more attention to how companies are doing.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

MML Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Exxon Mobil Corp.	3.3%
Apple, Inc.	2.8%
General Electric Co.	2.0%
International Business Machines Corp.	1.8%
Microsoft Corp.	1.8%
Chevron Corp.	1.8%
The Procter & Gamble Co.	1.6%
Johnson & Johnson	1.6%
AT&T, Inc.	1.5%
JP Morgan Chase & Co.	1.5%

19.7%

MML Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Consumer, Non-cyclical	20.4%
Financial	15.9%
Technology	13.8%
Communications	11.7%
Energy	11.1%
Industrial	10.9%
Consumer, Cyclical	9.3%
Basic Materials	3.5%
Utilities	3.4%
Diversified	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 5/1/01 - 12/31/10
Initial Class	14.27%	1.51%	1.59%*
S&P 500 Index	15.06%	2.29%	2.00%

Hypothetical Investments in MML Enhanced Index Core Equity Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	13.89%	-0.03%
S&P 500 Index	15.06%	1.47%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform since its inception on May 3, 2010?

The Fund’s Class II shares returned 6.79%, underperforming the 7.52% return of the Barclays Capital U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The majority of the Fund’s underperformance in 2010 was attributable to expenses incurred immediately following its inception, which were necessary for the creation and establishment of the Fund.

Overall, the high-yield market performed well in 2010 and provided investors with attractive risk-adjusted returns compared to other asset classes. As earnings stabilized and profit margins improved, on average, throughout the high-yield market, companies reduced debt and the overall credit quality of the market improved throughout the year. Along with this fundamental improvement, investors gained confidence in higher-risk assets and the demand for high-yield bonds improved, as concerns over sovereign risk in Europe were quelled.

Explaining the performance drivers of the Fund in terms of high-yield ratings classifications, the Fund benefited from a strong overweight position, relative to the benchmark, in the middle or single-B tier of the market. The single-B category generated the highest return from the Fund’s May inception date to the end of the year. In addition, the Fund benefited from superior security selection, specifically within the double-B and single-B tiers in which the Fund generated higher returns versus the benchmark.

From a sector perspective, overweight positions in the automotive, media non-cable, packaging, and construction machinery areas, which all produced superior returns relative to the benchmark, provided a lift for the portfolio. Underweight stakes in the electric utilities and paper industries were also notable positive contributors to relative performance. In contrast, the largest detractors included the retail, independent oil and gas, gaming, and technology sectors, where portfolio holdings underperformed benchmark sector returns. Overall, the Fund’s strong security selection helped overcome the negative impact of its cash position and underweight positioning in the financials sector.

In terms of specific issuers, top outperformers for the period included Packaging Dynamics, Ford Motor, Mueller Water, and Verso Paper. Corporate names that were the largest detractors from returns for the period were MGM Mirage, ATP Oil, Great Atlantic and Pacific, and Nebraska Book.

Subadviser outlook

Our outlook for 2011 remains positive for high-yield bonds. With the ongoing economic recovery, we expect Gross Domestic Product (GDP) growth to be modest. In terms of the high-yield bond market, we estimate default rates to be low – around 1.5%. In terms of spreads for the asset class as a whole, we believe there will be modest spread tightening throughout the year. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.) With a yield on the high-yield bond market of 7.5% at year-end 2010 and potential modest spread tightening, our view is that the high-yield bond market could produce an expected return of 8% to 10% in 2011.

MML High Yield Fund – Portfolio Manager Report (Continued)

As a result of our outlook, we are focused on the recovery of the following sectors: late cyclicals, consumer, and financials. As such, we are positioning the portfolio to benefit from spread tightening in the aforementioned sectors.

MML High Yield Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

B	51.7%
Below B	42.2%

Total Long-Term Investments	93.9%
Short-Term Investments and Other Assets and Liabilities	6.1%

Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	Since Inception 5/3/10- 12/31/10
Class II	6.79%
Service Class I	6.60%
Barclays Capital U.S. Corporate High-Yield Bond Index	7.52%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally (though not necessarily) hedge foreign-currency risk back to the U.S. dollar. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 6.56%, outperforming the 6.31% return of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index (“CPI”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In 2010, the strategy for the Fund’s inflation component continued to track the benchmark, outperforming by roughly 0.09%. In addition, performance for the income program continued to meet expectations, contributing approximately 0.56% to the Fund’s performance. Yields of certain key securities remained stable during the most recent quarters, which helped the portfolio maintain its relative yield advantage.

With respect to the inflation-related securities, timing of modest overweight and underweight positioning, relative to the benchmark, proved effective during the period. Conversely, during the year, we were unable to capitalize on a few opportunities to take advantage of the volatility and dramatic trends that developed around rate disparities between TIPS and comparable Treasuries.

During 2010, the TIPS market experienced a period of high volatility and pronounced trends, as the “inflation versus deflation” debate played out. TIPS underperformed in the first half of 2010 until mid-August. The second half of the year’s stellar performance can be largely attributed to additional quantitative easing (QE2) from the Federal Reserve (the “Fed”), the changing political landscape, and modest economic improvements.

The reverse repurchase income program initiated in early 2008 has continued to drive performance, successfully adding yield to the portfolio by investing in assets with a yield higher than the current reverse repurchase finance rate on Treasuries. A reverse repurchase agreement involves the purchase of securities with an agreement to resell them at a higher price at a specified date in the future. The assets in the program (representing, on average, 85% of the portfolio’s net asset value) remained well diversified, liquid, and of higher quality – all of which contributed to the continued success of the program. The reverse repurchase agreements are managed to provide diversity by counterparty and maturity, both of which help support the ongoing success of the program. (Maturity refers to the amount of time until a bond’s issuer is due to return the principal to the bond’s owner.) The average maturity of a bond portfolio takes the maturities of all the underlying bonds into account.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Subadviser outlook

The Fed’s acknowledgement of lower-than-desired inflation trends should benefit TIPS in the near term. The U.S. Treasury has confirmed the increased issuance and frequency of TIPS auctions into 2011. As a result, we expect to see improving liquidity and continued demand. The second round of quantitative easing should, in our view, continue to provide TIPS with a modest benefit as the U.S. Treasury implements its asset purchase program.

The Consumer Price Index (CPI) continues to trend sideways, as inflationary and deflationary trends remain relatively well contained. We entered 2011 with the inflation program fully invested versus the benchmark, and the income program positioned, in our view, to generate a sizable yield advantage. It is our continued belief that TIPS can perform well as economic conditions slowly improve, particularly given the Fed’s disposition towards quantitative easing and seeming lack of concern about inflation.

MML Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Government, Aaa/AAA	110.3%
Aa/AA	4.4%
A/A	5.2%
Baa/BBB	2.4%

Total Long-Term Investments	122.3%
Short-Term Investments and Other Assets and Liabilities	(22.3%)

Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Since Inception Average Annual 8/30/02 - 12/31/10
Initial Class	6.56%	4.22%	4.69%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.31%	5.33%	5.93%+

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	6.32%	3.53%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	6.31%	4.14%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/3/02.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform since its inception on May 3, 2010?

The Fund’s Class II shares returned 2.84%, outperforming the 1.40% return of the Barclays Capital U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Allocations to non-government sectors, such as corporate, securitized, agency, and high-yield securities, were a contributing factor in the Fund’s outperformance versus the benchmark. Corporate credit exposure was the primary driver of performance over the period, as corporate bond spreads tightened into year-end after spiking briefly during the May-June period, which saw a deterioration in spreads due to the sovereign debt crisis. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Within the corporate bond sector, lower-quality assets (BBB and BB) outperformed higher-quality assets (AAA and AA), although the higher-quality issues still added value.

Interest rates also played a factor in the Fund’s outperformance of the benchmark, as the overall decline in interest rates during the period drove total rates of return. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Treasuries were positive performers during 2010, with yields declining across the board, despite continued large Treasury issuance. During the third quarter of 2010, declining yields accelerated with the Federal Reserve’s (the “Fed”) announcement to repurchase Treasuries using receipts from paydowns from the central bank’s earlier purchase of mortgage-backed securities (MBS). Conversely, the fourth quarter of 2010 saw yields increase substantially with the release of mostly stronger economic data.

Securitized products also exhibited strong performance during the 2010 period, with commercial mortgage-backed securities (“CMBS”) turning in the best performance of the sector. The Fund rotated opportunistically among mortgage pass-through securities, taking advantage of tactical trading opportunities where appropriate. (Mortgage pass-through securities represent a group of residential mortgage loans. With this type of security, monthly payments of principal and interest are “passed through” to investors each month.) Detractors from performance included an underweight position in Treasuries, relative to the benchmark, and the portfolio’s positioning within the CMBS sector.

The Fund uses derivative instruments on occasion for yield-curve, duration, and downside-risk management. During 2010, derivatives were used for downside-risk protection, but were not used in connection with the Fund’s duration management. (Duration is a measure of a bond or bond portfolio’s sensitivity to interest rates. The longer the duration, the greater the price impact to the bond or portfolio when interest rates rise or fall.) In addition, a derivative position implemented to benefit from a flattening of the yield curve had a net negative impact on the portfolios, as short-term rates continued to fall throughout the period. (The yield curve is a graphical representation of bond yields ranging from very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.)

MML Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Markets are reacting to ongoing macroeconomic data releases and adjusting to the November 2010 implementation of the Fed’s second round of quantitative easing (QE2). The Fund is positioned to benefit from the ongoing technical momentum, while protecting against downside risk through security selection and sector allocation in the event that weaker fundamentals reassert themselves.

Going forward, the Fund will maintain credit exposures and trade opportunistically to rotate among sectors and credits. The strategy plans to take advantage of continued credit spread tightening and lighten up our credit exposure in favor of Treasuries in instances when our view is that credit spreads have tightened too much. We will remain focused on duration management in light of large yield-curve changes exhibited during the third and fourth quarters of 2010. Treasuries should exhibit overall weaker performance over the next few years, as a massive budget deficit needs to be financed to support economic stimulus efforts and the other myriad expenditures of the government in an environment of uncertain tax receipts.

MML Short-Duration Bond Fund Quality Structure (% of Net Assets) on 12/31/10 (Unaudited)

U.S. Government, Aaa/AAA	38.5%
Aa/AA	3.2%
A/A	7.5%
Baa/BBB	16.9%
Ba/BB	4.3%
B and Below	0.1%

Total Long-Term Investments	70.5%
Short-Term Investments and Other Assets and Liabilities	29.5%

Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	Since Inception 5/3/10- 12/31/10
Class II	2.84%
Service Class I	2.74%
Barclays Capital U.S. 1-3 Year Government Bond Index	1.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Initial Class shares returned 23.38%, lagging the 26.85% return of the Russell 2000 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2010, stock selection in the health care, consumer discretionary, energy, consumer staples, telecommunication services, and utilities sectors aided the Fund’s performance, relative to the benchmark. Conversely, information technology, financials, industrials, and materials hampered the Fund’s progress. Sector weightings in the portfolio closely tracked the benchmark and had little effect on relative performance.

On the downside, information technology was the largest detractor from the Fund’s relative performance for the year. Despite gains from the Fund’s top relative performing stock, TIBCO Software, the Fund’s progress was stymied by underperformance from Comtech Telecommunications and Blue Coat Systems. Similarly, in financials, positions in Hancock Holding and Knight Capital hurt the portfolio’s relative returns.

Conversely, health care was the top-contributing sector to the Fund’s results during the year, driven by positive stock selection. For example, SXC Health Solutions and Salix Pharmaceutical proved additive to the Fund’s results, despite coming from a sector that is facing a good amount of speculation due to the implications and uncertainty related to the future of health care reform. Finally, specific holdings in the consumer discretionary sector helped drive Fund performance in 2010, including Tractor Supply Company, IMAX Corp, and Fossil, which all produced outstanding returns for the year.

Subadviser outlook

Our views have not changed in recent months. We believe that the most probable scenario is for the economy to grow in a gradual and perhaps uneven fashion, helped by accommodative monetary policy with low interest rates, but limited by slow job growth and a weak housing market that should restrain consumer spending, the biggest component of Gross Domestic Product (“GDP”). GDP measures the total value of goods and services produced in the United States. The recent deal to extend the Bush-era tax cuts for two more years might have some positive impact on spending, as some consumers will have more discretionary after-tax income than they may have originally expected for 2011 and 2012.

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

In our view, the slow-growth environment should create a bifurcated stock market in which well-run companies with solid business models outperform. If our expectation is correct, the market environment should favor our investment style and process, which focus on companies with sustainable competitive advantages. Such firms are well positioned to generate stronger profit margins and capture market share from weaker players, regardless of the economic climate and industry trends. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is the key to generating superior long-term returns.

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Holly Corp.	1.4%
Blue Coat Systems, Inc.	1.2%
MSCI, Inc. Class A	1.1%
Digital Realty Trust, Inc.	1.1%
The AES Corp.	1.0%
Bally Technologies, Inc.	1.0%
Old Dominion Freight Line, Inc.	1.0%
NeuStar, Inc. Class A	0.9%
Imax Corp.	0.9%
The Children’s Place Retail Store, Inc.	0.8%

10.4%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/10 (Unaudited)

Financial	20.1%
Consumer, Non-cyclical	17.5%
Industrial	16.6%
Consumer, Cyclical	11.6%
Technology	11.3%
Communications	9.1%
Energy	5.3%
Basic Materials	3.6%
Utilities	3.5%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Five Year Average Annual 1/1/06 - 12/31/10	Ten Year Average Annual 1/1/01 - 12/31/10
Initial Class	23.38%	2.58%	4.67%
Russell 2000 Index	26.85%	4.47%	6.33%

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/15/08 - 12/31/10
Service Class	23.08%	3.20%
Russell 2000 Index	26.85%	4.04%+

GROWTH OF $10,000 INVESTMENT FOR PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended December 31, 2010?

The Fund’s Service Class I Shares returned 16.75%, underperforming the 18.88% return of the Morgan Stanley Capital International (MSCI®) Emerging Markets (EM) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2010, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Emerging equity markets continued to perform well in 2010, driven by a number of factors. For example, healthy government finances and high nominal bond yields were being sought out by international bond investors, and strong economic growth in emerging markets attracted increased attention from investors worried about growth rates in the developed world. Additionally, corporate activity in the emerging-markets world, including merger and acquisition activity, helped drive equity market performance. Finally, rising expectations for emerging-market corporate earnings proved positive for equity valuations. These factors converged to create an environment in which emerging-market assets – including bonds, currencies, and equities – performed well, as capital flowed from still-troubled developed economies into assets perceived by the investment community as offering strong growth and sound fundamentals.

The portfolio maintained its overweight position, relative to the benchmark, in China and Russia during 2010. The portfolio reduced its exposure in Indonesia and Turkey (although still remaining overweight in both), and increased its allocation to South Korea. India, Taiwan, and South Africa were the main underweight positions.

At the country level, the strongest-performing emerging equity markets were smaller markets in Southeast Asia, including Thailand and Malaysia, as the region experienced a strong growth pick-up. More cyclical markets, either because of trade links with the Organisation for Economic Co-operation and Development (OECD) – such as Mexico, Taiwan, and Korea – or because of commodities (e.g., Chile, Peru, and Russia) all performed well. Notable underperforming countries/regions included Brazil, China, and Central Europe.

Similarly, the stronger-performing sectors were the more emerging market-focused consumer discretionary, industrial, and consumer staples sectors. Energy and telecommunications were notable underperformers, with large companies a particularly poorly performing group.

During the year, the portfolio’s overweight positions in Indonesia, Turkey, and Peru contributed to performance. Stock selection in China and India was a particularly strong contributor. The Fund’s underweight positions in Taiwan and South Africa detracted from performance, with Taiwanese positioning in the portfolio a particularly significant detractor.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Heading into 2011, there are a number of drivers that should support emerging-market growth: rising manufacturing output and loan growth, higher commodity prices, low real interest rates, and rising employment and capacity utilization. At the same time, the vulnerability of emerging markets to external shocks remains low and policy-makers generally have significant capacity to support growth. Consequently, we expect good absolute and relative performance from the emerging market equity asset class in 2011.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/10 (Unaudited)

Samsung Electronics Co. Ltd.	5.6%
Vale SA Sponsored ADR (Brazil)	4.0%
CNOOC Ltd.	4.0%
Hyundai Mobis	3.2%
America Movil SAB de CV Sponsored ADR (Mexico)	3.2%
Sberbank	3.1%
China Construction Bank Corp. Class H	3.1%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	3.1%
Tupras-Turkiye Petrol Rafinerileri AS	2.8%
Hon Hai Precision Industry Co. Ltd.	2.7%

34.8%

MML Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 12/31/10 (Unaudited)

Republic of Korea	19.8%
Brazil	14.7%
China	7.1%
India	6.6%
Cayman Islands	6.5%
Russia	6.3%
Taiwan	5.2%
Hong Kong	5.2%
Bermuda	5.0%
Turkey	4.7%
Mexico	3.2%
Indonesia	3.0%
Channel Islands	2.4%
Peru	1.9%
Egypt	1.6%
United Kingdom	1.3%
Luxembourg	1.2%
Netherlands	1.1%
Singapore	0.7%
South Africa	0.5%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 8/27/08 - 12/31/10
Service Class I	16.75%	14.83%
MSCI EM Index	18.88%	10.69%+

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/10 - 12/31/10	Since Inception Average Annual 5/1/09 - 12/31/10
Class II	16.99%	42.26%
MSCI EM Index	18.88%	42.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML China Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Advertising — 0.8%
AirMedia Group, Inc. Sponsored ADR (Cayman Islands) (a)	26,200	$180,518

Apparel — 1.0%
China Lilang Ltd.	143,000	220,366

Auto Manufacturers — 1.0%
Geely Automobile Holdings Ltd.	515,000	222,987

Automotive & Parts — 1.0%
Xinyi Glass Holdings Co. Ltd.	266,000	218,188

Banks — 18.3%
Bank of China Ltd. Class H	2,241,100	1,183,066
China CITIC Bank Class H	188,000	121,616
China Construction Bank Corp. Class H	1,912,260	1,719,274
China Minsheng Banking Corp. Ltd. Class H	131,700	112,914
Industrial & Commercial Bank of China	1,036,545	768,279

		3,905,149

Biotechnology — 0.8%
WuXi PharmaTech Cayman, Inc. ADR (Cayman Islands) (a)	9,900	159,786

Building Materials — 3.6%
BBMG Corp.	138,500	188,177
China Liansu Group Holdings Ltd. (a)	390,000	313,462
China Resources Cement Holdings Ltd. (a)	348,000	265,537

		767,176

Coal — 3.9%
China Coal Energy Co. Class H	172,000	268,526
China Shenhua Energy Co. Ltd. Class H	75,000	314,438
Yanzhou Coal Mining Co. Ltd. Class H	84,000	256,115

		839,079

Computers — 2.0%
Lenovo Group Ltd.	676,000	429,443

Distribution & Wholesale — 0.3%
Digital China Holdings Ltd.	37,000	69,099

Electrical Components & Equipment — 1.9%
Dongfang Electric Corp. Ltd.	23,400	116,014
Zhuzhou CSR Times Electric Co. Ltd. Class H	72,000	283,350

		399,364

	Number of Shares	Value
Energy – Alternate Sources — 0.8%
China Power New Energy Development Co. Ltd. (a)	1,960,000	$168,899

Engineering & Construction — 0.9%
China Communications Construction Co. Ltd. Class H	212,000	185,119

Foods — 2.1%
China Corn Oil Co. Ltd. (a)	218,000	149,716
China Yurun Food Group Ltd.	88,000	290,836

		440,552

Forest Products & Paper — 0.9%
Nine Dragons Paper Holdings Ltd.	134,000	189,899

Gas — 1.0%
China Resources Gas Group Ltd.	154,000	223,056

Health Care – Products — 2.3%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	72,000	203,716
Trauson Holdings Co. Ltd. (a)	616,000	289,195

		492,911

Holding Company – Diversified — 1.4%
Dah Chong Hong Holdings Ltd.	273,000	289,658

Home Furnishing — 0.8%
Skyworth Digital Holdings Ltd.	274,000	162,408

Insurance — 9.2%
China Life Insurance Co. Ltd.	53,000	215,776
China Pacific Insurance Group Co. Ltd. Class H	97,370	403,527
China Taiping Insurance Holdings Co. Ltd. (a)	142,600	437,188
PICC Property & Casualty Co. Ltd. Class H (a)	194,000	281,543
Ping An Insurance Group Co. of China Ltd.	55,000	613,247

		1,951,281

Internet — 7.0%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	4,100	165,845
SINA Corp. (a)	8,900	612,498
SouFun Holdings Ltd. Sponsored ADR (China) (a)	1,100	78,672
Tencent Holdings Ltd.	28,500	626,770

		1,483,785

Iron & Steel — 1.2%
Citic Pacific Ltd.	38,000	97,820
Xingda International Holdings Ltd.	152,000	163,928

		261,748

The accompanying notes are an integral part of the financial statements.

MML China Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Construction & Mining — 3.3%
International Mining Machinery Holdings Ltd. (a)	462,500	$374,141
Sany Heavy Equipment International Holdings Co. Ltd.	226,000	334,893

		709,034

Machinery – Diversified — 0.7%
China High Precision Automation Group Ltd.	190,000	149,831

Manufacturing — 0.7%
Xinjiang Goldwind Science & Technology Co. Ltd. (a)	67,400	141,966

Media — 1.3%
Phoenix Satellite Television Holdings Ltd.	806,000	271,649

Metal Fabricate & Hardware — 1.6%
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd. (a)	786,000	348,755

Mining — 0.7%
Zhaojin Mining Industry Co. Ltd. Class H	36,000	146,934

Oil & Gas — 7.4%
China Petroleum & Chemical Corp. Class H	496,000	474,322
CNOOC Ltd.	207,000	495,174
Kunlun Energy Co. Ltd	260,000	401,147
PetroChina Co. Ltd. Class H	166,000	217,210

		1,587,853

Packaging & Containers — 0.7%
CPMC Holdings Ltd.	216,000	147,323

Pharmaceuticals — 2.0%
Sino Biopharmaceutical Ltd.	1,124,000	416,276

Real Estate — 5.4%
Agile Property Holdings Ltd.	106,000	156,626
Glorious Property Holdings Ltd.	563,000	191,600
KWG Property Holding Ltd.	263,000	202,696
Poly Hong Kong Investments Ltd.	298,000	291,649
Yuexiu Property Co. Ltd. (a)	1,156,000	309,242

		1,151,813

Retail — 5.4%
Belle International Holdings Ltd.	121,000	203,858
Daphne International Holdings Ltd.	104,000	97,383
New World Department Store China Ltd.	207,000	170,403
Parkson Retail Group Ltd.	134,000	206,005
Springland International Holdings Ltd. (a)	384,000	308,719
Trinity Ltd.	150,000	158,187

		1,144,555

	Number of Shares	Value
Software — 1.5%
Kingdee International Software Group Co. Ltd.	578,000	$323,501

Telecommunications — 5.5%
China Mobile Ltd.	70,500	700,219
China Unicom Ltd.	138,000	196,789
Comba Telecom Systems Holdings Ltd.	249,500	281,397

		1,178,405

Transportation — 0.7%
China Shipping Development Co. Ltd. Class H	116,000	154,520

TOTAL COMMON STOCK (Cost $19,478,073)		21,132,886

TOTAL EQUITIES (Cost $19,478,073)		21,132,886

TOTAL LONG-TERM INVESTMENTS (Cost $19,478,073)		21,132,886

	Principal Amount

SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$218,893	218,893

TOTAL SHORT-TERM INVESTMENTS (Cost $218,893)		218,893

TOTAL INVESTMENTS — 100.1% (Cost $19,696,966) (c)		21,351,779

Other Assets/(Liabilities) — (0.1)%		(20,570)

NET ASSETS — 100.0%		$21,331,209

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $218,894. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/38, and an aggregate market value, including accrued interest, of $223,897.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Advertising — 0.2%
The Interpublic Group of Companies, Inc. (a)	987	$10,482
Omnicom Group, Inc.	394	18,045

		28,527

Aerospace & Defense — 2.1%
The Boeing Co.	1,195	77,986
General Dynamics Corp.	593	42,079
Goodrich Corp.	98	8,631
L-3 Communications Holdings, Inc.	197	13,886
Lockheed Martin Corp.	493	34,466
Northrop Grumman Corp.	591	38,285
Raytheon Co.	590	27,341
Rockwell Collins, Inc.	199	11,594
United Technologies Corp.	1,374	108,161

		362,429

Agriculture — 2.4%
Altria Group, Inc.	4,716	116,108
Archer-Daniels-Midland Co.	784	23,583
Lorillard, Inc.	399	32,742
Philip Morris International, Inc.	3,803	222,589
Reynolds American, Inc.	694	22,638

		417,660

Airlines — 0.1%
Southwest Airlines Co.	1,791	23,247

Apparel — 0.5%
Nike, Inc. Class B	793	67,738
VF Corp.	298	25,682

		93,420

Auto Manufacturers — 0.8%
Ford Motor Co. (a)	6,330	106,281
Paccar, Inc.	593	34,050

		140,331

Automotive & Parts — 0.2%
The Goodyear Tire & Rubber Co. (a)	190	2,252
Johnson Controls, Inc.	890	33,998

		36,250

Banks — 4.7%
Bank of America Corp.	13,722	183,051
Bank of New York Mellon Corp.	1,667	50,343
BB&T Corp.	1,089	28,630
Capital One Financial Corp.	925	39,368
Comerica, Inc.	197	8,321
Fifth Third Bancorp	1,382	20,288
First Horizon National Corp. (a)	419	4,936
Huntington Bancshares, Inc.	1,300	8,931

	Number of Shares	Value
KeyCorp	1,489	$13,178
M&T Bank Corp.	198	17,236
Marshall & Ilsley Corp.	891	6,166
Northern Trust Corp.	99	5,486
PNC Financial Services Group, Inc.	855	51,916
Regions Financial Corp.	1,334	9,338
State Street Corp.	590	27,341
SunTrust Banks, Inc.	894	26,382
U.S. Bancorp	2,764	74,545
Wells Fargo & Co.	7,457	231,092
Zions Bancorp	198	4,797

		811,345

Beverages — 2.2%
Brown-Forman Corp. Class B	97	6,753
The Coca-Cola Co.	3,155	207,504
Coca-Cola Enterprises, Inc.	486	12,165
Constellation Brands, Inc. Class A (a)	95	2,104
Dr. Pepper Snapple Group, Inc.	495	17,404
Molson Coors Brewing Co. Class B	195	9,787
PepsiCo, Inc.	1,836	119,946

		375,663

Biotechnology — 1.0%
Amgen, Inc. (a)	1,784	97,941
Biogen Idec, Inc. (a)	297	19,914
Celgene Corp. (a)	499	29,511
Genzyme Corp. (a)	199	14,169
Life Technologies Corp. (a)	172	9,546

		171,081

Building Materials — 0.0%
Masco Corp.	491	6,216

Chemicals — 1.9%
Air Products & Chemicals, Inc.	197	17,917
Airgas, Inc.	99	6,184
CF Industries Holdings, Inc.	99	13,380
The Dow Chemical Co.	2,176	74,289
E.I. du Pont de Nemours & Co.	1,780	88,786
Eastman Chemical Co.	93	7,819
Ecolab, Inc.	195	9,832
International Flavors & Fragrances, Inc.	99	5,503
Monsanto Co.	100	6,964
PPG Industries, Inc.	397	33,376
Praxair, Inc.	398	37,997
The Sherwin-Williams Co.	98	8,208
Sigma-Aldrich Corp.	198	13,179

		323,434

Coal — 0.2%
CONSOL Energy, Inc.	99	4,825
Massey Energy Co.	98	5,258

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Peabody Energy Corp.	295	$18,874

		28,957

Commercial Services — 1.4%
Apollo Group, Inc. Class A (a)	298	11,768
Automatic Data Processing, Inc.	590	27,305
DeVry, Inc.	99	4,750
Donnelley (R.R.) & Sons Co.	584	10,203
Equifax, Inc.	97	3,453
H&R Block, Inc.	1,194	14,221
Iron Mountain, Inc.	198	4,952
MasterCard, Inc. Class A	138	30,927
McKesson Corp.	393	27,659
Monster Worldwide, Inc. (a)	200	4,726
Moody’s Corp.	397	10,536
Paychex, Inc.	297	9,180
Quanta Services, Inc. (a)	195	3,885
Robert Half International, Inc.	95	2,907
SAIC, Inc. (a)	395	6,265
Total System Services, Inc.	590	9,074
Visa, Inc. Class A	590	41,524
Western Union Co.	1,381	25,645

		248,980

Computers — 6.8%
Apple, Inc. (a)	1,479	477,066
Cognizant Technology Solutions Corp. Class A (a)	295	21,621
Computer Sciences Corp.	393	19,493
Dell, Inc. (a)	3,756	50,894
EMC Corp. (a)	3,600	82,440
Hewlett-Packard Co.	2,386	100,451
International Business Machines Corp.	2,167	318,029
Lexmark International, Inc. Class A (a)	898	31,268
NetApp, Inc. (a)	591	32,481
SanDisk Corp. (a)	490	24,431
Teradata Corp. (a)	186	7,656
Western Digital Corp. (a)	391	13,255

		1,179,085

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	591	17,174
Colgate-Palmolive Co.	394	31,666
The Estee Lauder Cos., Inc. Class A	195	15,737
The Procter & Gamble Co.	4,285	275,654

		340,231

Distribution & Wholesale — 0.2%
Fastenal Co.	99	5,931
Genuine Parts Co.	297	15,248
W.W. Grainger, Inc.	99	13,673

		34,852

Diversified Financial — 5.1%
American Express Co.	1,671	71,719

	Number of Shares	Value
Ameriprise Financial, Inc.	555	$31,940
The Charles Schwab Corp.	395	6,758
Citigroup, Inc. (a)	34,528	163,317
CME Group, Inc.	72	23,166
Discover Financial Services	938	17,381
E*TRADE Financial Corp. (a)	108	1,728
Federated Investors, Inc. Class B	198	5,182
Franklin Resources, Inc.	198	22,020
The Goldman Sachs Group, Inc.	785	132,006
IntercontinentalExchange, Inc. (a)	99	11,796
Invesco Ltd.	593	14,268
JP Morgan Chase & Co.	6,124	259,780
Legg Mason, Inc.	195	7,073
Morgan Stanley	1,368	37,223
The NASDAQ OMX Group, Inc. (a)	598	14,179
NYSE Euronext	597	17,898
SLM Corp. (a)	1,477	18,595
T. Rowe Price Group, Inc.	295	19,039

		875,068

Electric — 3.2%
The AES Corp. (a)	881	10,731
Allegheny Energy, Inc.	697	16,895
Ameren Corp.	690	19,451
American Electric Power Co., Inc.	690	24,826
CenterPoint Energy, Inc.	390	6,131
CMS Energy Corp.	595	11,067
Consolidated Edison, Inc.	294	14,574
Constellation Energy Group, Inc.	390	11,946
Dominion Resources, Inc.	1,086	46,394
DTE Energy Co.	295	13,369
Duke Energy Corp.	2,251	40,090
Edison International	591	22,813
Entergy Corp.	297	21,037
Exelon Corp.	1,086	45,221
FirstEnergy Corp.	593	21,953
Integrys Energy Group, Inc.	299	14,504
NextEra Energy, Inc.	598	31,090
Northeast Utilities	297	9,468
NRG Energy, Inc. (a)	400	7,816
Pepco Holdings, Inc.	897	16,370
PG&E Corp.	491	23,489
Pinnacle West Capital Corp.	197	8,166
PPL Corp.	593	15,608
Progress Energy, Inc.	395	17,175
Public Service Enterprise Group, Inc.	689	21,917
SCANA Corp.	97	3,938
The Southern Co.	891	34,063
TECO Energy, Inc.	395	7,031
Wisconsin Energy Corp.	98	5,768
Xcel Energy, Inc.	490	11,539

		554,440

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	1,281	$73,235
Molex, Inc.	87	1,976

		75,211

Electronics — 0.3%
Agilent Technologies, Inc. (a)	393	16,282
Amphenol Corp. Class A	198	10,451
FLIR Systems, Inc. (a)	99	2,945
Jabil Circuit, Inc.	280	5,625
PerkinElmer, Inc.	297	7,669
Waters Corp. (a)	99	7,693

		50,665

Engineering & Construction — 0.1%
Fluor Corp.	197	13,053
Jacobs Engineering Group, Inc. (a)	195	8,941

		21,994

Entertainment — 0.0%
International Game Technology	295	5,219

Environmental Controls — 0.4%
Republic Services, Inc.	578	17,259
Stericycle, Inc. (a)	99	8,011
Waste Management, Inc.	1,086	40,041

		65,311

Foods — 1.7%
Campbell Soup Co.	295	10,251
ConAgra Foods, Inc.	689	15,558
Dean Foods Co. (a)	191	1,688
General Mills, Inc.	986	35,092
H.J. Heinz Co.	393	19,438
The Hershey Co.	298	14,051
Hormel Foods Corp.	195	9,996
The J.M. Smucker Co.	199	13,064
Kellogg Co.	97	4,955
Kraft Foods, Inc. Class A	1,467	46,225
The Kroger Co.	891	19,923
McCormick & Co., Inc.	197	9,166
Safeway, Inc.	689	15,496
Sara Lee Corp.	1,080	18,911
SUPERVALU, Inc.	2,387	22,987
Sysco Corp.	489	14,376
Tyson Foods, Inc. Class A	882	15,188
Whole Foods Market, Inc. (a)	195	9,865

		296,230

Forest Products & Paper — 0.3%
International Paper Co.	984	26,804
MeadWestvaco Corp.	282	7,377
Plum Creek Timber Co., Inc.	197	7,378
Weyerhaeuser Co.	865	16,374

		57,933

	Number of Shares	Value
Gas — 0.2%
Nicor, Inc.	99	$4,942
NiSource, Inc.	384	6,766
Sempra Energy	294	15,429

		27,137

Hand & Machine Tools — 0.1%
Snap-on, Inc.	99	5,601
Stanley Black & Decker, Inc.	150	10,031

		15,632

Health Care – Products — 2.8%
Baxter International, Inc.	890	45,052
Becton, Dickinson & Co.	397	33,554
Boston Scientific Corp. (a)	1,284	9,720
C.R. Bard, Inc.	99	9,085
CareFusion Corp. (a)	391	10,049
Intuitive Surgical, Inc. (a)	1	258
Johnson & Johnson	4,389	271,459
Medtronic, Inc.	876	32,491
St. Jude Medical, Inc. (a)	299	12,782
Stryker Corp.	494	26,528
Varian Medical Systems, Inc. (a)	199	13,787
Zimmer Holdings, Inc. (a)	297	15,943

		480,708

Health Care – Services — 1.5%
Aetna, Inc.	891	27,184
CIGNA Corp.	491	18,000
Coventry Health Care, Inc. (a)	637	16,817
DaVita, Inc. (a)	99	6,880
Humana, Inc. (a)	497	27,206
Laboratory Corporation of America Holdings (a)	98	8,616
Quest Diagnostics, Inc.	197	10,632
Tenet Healthcare Corp. (a)	673	4,502
Thermo Fisher Scientific, Inc. (a)	490	27,126
UnitedHealth Group, Inc.	2,276	82,186
WellPoint, Inc. (a)	689	39,177

		268,326

Holding Company – Diversified — 0.0%
Leucadia National Corp.	294	8,579

Home Builders — 0.1%
D.R. Horton, Inc.	790	9,425
Lennar Corp. Class A	95	1,781
Pulte Group, Inc. (a)	65	489

		11,695

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	98	4,537
Whirlpool Corp.	197	17,500

		22,037

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.4%
Avery Dennison Corp.	297	$12,575
The Clorox Co.	198	12,529
Fortune Brands, Inc.	198	11,929
Kimberly-Clark Corp.	389	24,523

		61,556

Housewares — 0.1%
Newell Rubbermaid, Inc.	486	8,835

Insurance — 4.7%
ACE Ltd.	800	49,800
Aflac, Inc.	890	50,223
The Allstate Corp.	987	31,466
American International Group, Inc. (a)	202	11,639
Aon Corp.	398	18,312
Assurant, Inc.	895	34,475
Berkshire Hathaway, Inc. Class B (a)	2,478	198,513
The Chubb Corp.	791	47,175
Cincinnati Financial Corp.	316	10,014
Genworth Financial, Inc. Class A (a)	687	9,027
The Hartford Financial Services Group, Inc.	1,090	28,874
Lincoln National Corp.	562	15,629
Loews Corp.	593	23,074
Marsh & McLennan Cos., Inc.	691	18,892
MetLife, Inc.	1,282	56,972
Principal Financial Group, Inc.	593	19,308
The Progressive Corp.	1,084	21,539
Prudential Financial, Inc.	887	52,076
Torchmark Corp.	297	17,743
The Travelers Cos., Inc.	1,211	67,465
Unum Group	691	16,736
XL Group PLC	886	19,332

		818,284

Internet — 2.5%
Akamai Technologies, Inc. (a)	97	4,564
Amazon.com, Inc. (a)	94	16,920
eBay, Inc. (a)	1,181	32,867
Expedia, Inc.	690	17,312
Google, Inc. Class A (a)	419	248,873
McAfee, Inc. (a)	295	13,662
Priceline.com, Inc. (a)	68	27,169
Symantec Corp. (a)	1,185	19,837
VeriSign, Inc.	491	16,041
Yahoo!, Inc. (a)	1,882	31,298

		428,543

Iron & Steel — 0.2%
AK Steel Holding Corp.	198	3,241
Allegheny Technologies, Inc.	97	5,353
Cliffs Natural Resources, Inc.	198	15,446
Nucor Corp.	193	8,457

	Number of Shares	Value
United States Steel Corp.	97	$5,667

		38,164

Leisure Time — 0.2%
Carnival Corp.	498	22,963
Harley-Davidson, Inc.	494	17,127

		40,090

Lodging — 0.3%
Marriott International, Inc. Class A	198	8,225
Starwood Hotels & Resorts Worldwide, Inc.	298	18,113
Wyndham Worldwide Corp.	593	17,766
Wynn Resorts Ltd.	99	10,280

		54,384

Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	984	92,161
Ingersoll-Rand PLC	400	18,836

		110,997

Machinery – Diversified — 0.9%
Cummins, Inc.	295	32,453
Deere & Co.	694	57,637
Eaton Corp.	295	29,945
Flowserve Corp.	99	11,803
Rockwell Automation, Inc.	297	21,298
Roper Industries, Inc.	99	7,566

		160,702

Manufacturing — 3.7%
3M Co.	484	41,769
Danaher Corp.	690	32,547
Dover Corp.	294	17,184
General Electric Co.	19,263	352,320
Honeywell International, Inc.	1,085	57,679
Illinois Tool Works, Inc.	487	26,006
ITT Corp.	294	15,320
Leggett & Platt, Inc.	186	4,233
Pall Corp.	198	9,817
Parker Hannifin Corp.	395	34,089
Textron, Inc.	593	14,019
Tyco International Ltd.	800	33,152

		638,135

Media — 3.3%
CBS Corp. Class B	1,185	22,574
Comcast Corp. Class A	4,229	92,911
DIRECTV Class A (a)	1,374	54,864
Discovery Communications, Inc. Series A (a)	300	12,510
Gannett Co., Inc.	1,376	20,764
The McGraw-Hill Cos., Inc.	793	28,873
Meredith Corp.	597	20,686
News Corp. Class A	4,141	60,293
Scripps Networks Interactive Class A	99	5,123

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Time Warner Cable, Inc.	675	$44,570
Time Warner, Inc.	1,985	63,858
Viacom, Inc. Class B	1,282	50,780
The Walt Disney Co.	1,851	69,431
The Washington Post Co. Class B	60	26,370

		573,607

Mining — 1.1%
Alcoa, Inc.	1,980	30,472
Freeport-McMoRan Copper & Gold, Inc.	861	103,397
Newmont Mining Corp.	787	48,345
Titanium Metals Corp. (a)	398	6,838
Vulcan Materials Co.	99	4,392

		193,444

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	494	11,945
Xerox Corp.	2,736	31,519

		43,464

Oil & Gas — 9.1%
Anadarko Petroleum Corp.	397	30,236
Apache Corp.	397	47,334
Cabot Oil & Gas Corp.	99	3,747
Chesapeake Energy Corp.	1,091	28,268
Chevron Corp.	3,373	307,786
ConocoPhillips	2,796	190,408
Denbury Resources, Inc. (a)	99	1,890
Devon Energy Corp.	598	46,949
Diamond Offshore Drilling, Inc.	299	19,994
EOG Resources, Inc.	99	9,050
EQT Corp.	100	4,484
Exxon Mobil Corp.	7,783	569,093
Helmerich & Payne, Inc.	200	9,696
Hess Corp.	398	30,463
Marathon Oil Corp.	1,187	43,955
Murphy Oil Corp.	297	22,141
Nabors Industries Ltd. (a)	593	13,912
Noble Energy, Inc.	198	17,044
Occidental Petroleum Corp.	1,081	106,046
Pioneer Natural Resources Co.	98	8,508
QEP Resources, Inc.	95	3,449
Rowan Cos., Inc. (a)	384	13,405
Southwestern Energy Co. (a)	100	3,743
Sunoco, Inc.	399	16,084
Tesoro Corp. (a)	190	3,523
Valero Energy Corp.	1,095	25,316

		1,576,524

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	791	45,222
Cameron International Corp. (a)	195	9,892
FMC Technologies, Inc. (a)	97	8,624
Halliburton Co.	1,676	68,431

	Number of Shares	Value
National Oilwell Varco, Inc.	982	$66,040
Schlumberger Ltd.	708	59,118

		257,327

Packaging & Containers — 0.2%
Ball Corp.	199	13,542
Bemis Co., Inc.	257	8,394
Owens-IIlinois, Inc. (a)	195	5,986
Sealed Air Corp.	293	7,457

		35,379

Pharmaceuticals — 5.2%
Abbott Laboratories	2,465	118,098
Allergan, Inc.	394	27,056
AmerisourceBergen Corp.	591	20,165
Bristol-Myers Squibb Co.	3,154	83,518
Cardinal Health, Inc.	790	30,265
Cephalon, Inc. (a)	499	30,798
DENTSPLY International, Inc.	99	3,383
Eli Lilly & Co.	2,481	86,934
Express Scripts, Inc. (a)	496	26,809
Forest Laboratories, Inc. (a)	884	28,270
Gilead Sciences, Inc. (a)	997	36,131
Hospira, Inc. (a)	197	10,971
Mead Johnson Nutrition Co.	197	12,263
Medco Health Solutions, Inc. (a)	387	23,712
Merck & Co., Inc.	4,445	160,198
Mylan, Inc. (a)	393	8,304
Patterson Cos., Inc.	199	6,095
Pfizer, Inc.	10,709	187,515
Watson Pharmaceuticals, Inc. (a)	98	5,062

		905,547

Pipelines — 0.3%
El Paso Corp.	1,590	21,878
ONEOK, Inc.	200	11,094
Spectra Energy Corp.	389	9,721
The Williams Cos., Inc.	487	12,039

		54,732

Real Estate — 0.1%
CB Richard Ellis Group, Inc. Class A (a)	494	10,117

Real Estate Investment Trusts (REITS) — 1.3%
Apartment Investment & Management Co. Class A	513	13,256
AvalonBay Communities, Inc.	102	11,480
Boston Properties, Inc.	198	17,048
Equity Residential	393	20,416
HCP, Inc.	495	18,211
Health Care REIT, Inc.	199	9,480
Host Hotels & Resorts, Inc.	1,012	18,085
Kimco Realty Corp.	991	17,878
ProLogis	585	8,447
Public Storage	198	20,081

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Simon Property Group, Inc.	407	$40,492
Ventas, Inc.	198	10,391
Vornado Realty Trust	302	25,166

		230,431

Retail — 6.4%
Abercrombie & Fitch Co. Class A	94	5,417
AutoNation, Inc. (a)	182	5,132
AutoZone, Inc. (a)	127	34,619
Bed Bath & Beyond, Inc. (a)	394	19,365
Best Buy Co., Inc.	439	15,053
Big Lots, Inc. (a)	191	5,818
CarMax, Inc. (a)	400	12,752
Coach, Inc.	490	27,102
Costco Wholesale Corp.	590	42,604
CVS Caremark Corp.	1,586	55,145
Darden Restaurants, Inc.	298	13,839
Family Dollar Stores, Inc.	397	19,735
GameStop Corp. Class A (a)	794	18,167
The Gap, Inc.	784	17,358
The Home Depot, Inc.	2,860	100,272
J.C. Penney Co., Inc.	90	2,908
Kohl’s Corp. (a)	193	10,488
Limited Brands, Inc.	789	24,246
Lowe’s Cos., Inc.	1,472	36,918
Macy’s, Inc.	971	24,566
McDonald’s Corp.	1,593	122,279
Nordstrom, Inc.	295	12,502
O’Reilly Automotive, Inc. (a)	199	12,024
Polo Ralph Lauren Corp.	98	10,870
RadioShack Corp.	998	18,453
Ross Stores, Inc.	294	18,595
Sears Holdings Corp. (a)	99	7,301
Staples, Inc.	685	15,597
Starbucks Corp.	1,281	41,159
Target Corp.	1,186	71,314
Tiffany & Co.	197	12,267
The TJX Cos., Inc.	690	30,629
Urban Outfitters, Inc. (a)	100	3,581
Wal-Mart Stores, Inc.	3,207	172,954
Walgreen Co.	1,277	49,752
Yum! Brands, Inc.	497	24,378

		1,115,159

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	689	8,778
People’s United Financial, Inc.	94	1,317

		10,095

Semiconductors — 2.5%
Advanced Micro Devices, Inc. (a)	1,289	10,544
Altera Corp.	698	24,835
Analog Devices, Inc.	595	22,414
Applied Materials, Inc.	1,874	26,330

	Number of Shares	Value
Broadcom Corp. Class A	491	$21,383
Intel Corp.	7,741	162,793
KLA-Tencor Corp.	397	15,340
Linear Technology Corp.	193	6,676
LSI Corp. (a)	1,065	6,379
MEMC Electronic Materials, Inc. (a)	198	2,229
Microchip Technology, Inc.	297	10,160
Micron Technology, Inc. (a)	1,078	8,646
National Semiconductor Corp.	395	5,435
Novellus Systems, Inc. (a)	598	19,327
NVIDIA Corp. (a)	187	2,880
QLogic Corp. (a)	397	6,757
Teradyne, Inc. (a)	472	6,627
Texas Instruments, Inc.	1,859	60,418
Xilinx, Inc.	193	5,593

		424,766

Software — 4.3%
Adobe Systems, Inc. (a)	589	18,129
Autodesk, Inc. (a)	397	15,165
BMC Software, Inc. (a)	495	23,334
CA, Inc.	695	16,986
Citrix Systems, Inc. (a)	199	13,614
Compuware Corp. (a)	1,995	23,282
Dun & Bradstreet Corp.	109	8,948
Electronic Arts, Inc. (a)	95	1,556
Fidelity National Information Services, Inc.	400	10,956
Fiserv, Inc. (a)	195	11,419
Intuit, Inc. (a)	594	29,284
Microsoft Corp.	11,254	314,212
Novell, Inc. (a)	394	2,332
Oracle Corp.	6,835	213,936
Red Hat, Inc. (a)	197	8,993
Salesforce.com, Inc. (a)	199	26,268

		738,414

Telecommunications — 5.8%
American Tower Corp. Class A (a)	399	20,604
AT&T, Inc.	8,990	264,126
CenturyLink, Inc.	494	22,808
Cisco Systems, Inc. (a)	7,924	160,303
Corning, Inc.	2,177	42,060
Frontier Communications Corp.	1,347	13,106
Harris Corp.	495	22,423
JDS Uniphase Corp. (a)	387	5,604
Juniper Networks, Inc. (a)	693	25,586
MetroPCS Communications, Inc. (a)	998	12,605
Motorola, Inc. (a)	4,645	42,130
QUALCOMM, Inc.	2,461	121,795
Qwest Communications International, Inc.	3,230	24,580
Sprint Nextel Corp. (a)	4,642	19,636
Tellabs, Inc.	2,591	17,567

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Verizon Communications, Inc.	4,945	$176,932
Windstream Corp.	481	6,705

		998,570

Textiles — 0.0%
Cintas Corp.	198	5,536

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	197	9,294
Mattel, Inc.	295	7,502

		16,796

Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	97	7,779
CSX Corp.	689	44,516
Expeditors International of Washington, Inc.	97	5,296
FedEx Corp.	194	18,044
Norfolk Southern Corp.	693	43,534
Ryder System, Inc.	298	15,687
Union Pacific Corp.	690	63,935
United Parcel Service, Inc. Class B	1,574	114,241

		313,032

TOTAL COMMON STOCK (Cost $14,899,731)		17,320,523

TOTAL EQUITIES (Cost $14,899,731)		17,320,523

TOTAL LONG-TERM INVESTMENTS (Cost $14,899,731)		17,320,523

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (b)	$26,081	26,081

TOTAL SHORT-TERM INVESTMENTS (Cost $26,081)		26,081

TOTAL INVESTMENTS — 100.1% (Cost $14,925,812) (c)		17,346,604

Other Assets/(Liabilities) — (0.1)%		(24,098)

NET ASSETS — 100.0%		$17,322,506

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $26,081. Collateralized by U.S. Government Agency obligations with a rate of 2.670%, maturity date of 4/01/34, and an aggregate market value, including accrued interest, of $26,615.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

December 31, 2010

	Principal Amount	Value
BONDS & NOTES — 93.9%

CORPORATE DEBT — 93.9%
Advertising — 0.7%
inVentiv Health, Inc. (a) 10.000% 8/15/18	$450,000	$451,125

Aerospace & Defense — 1.7%
DAE Aviation Holdings, Inc. (a) 11.250% 8/01/15	750,000	776,250
TransDigm, Inc. (a) 7.750% 12/15/18	300,000	310,500

		1,086,750

Auto Manufacturers — 2.0%
Ford Motor Co. 7.450% 7/16/31	1,175,000	1,258,719

Auto Parts & Equipment — 1.8%
Affinia Group, Inc. 9.000% 11/30/14	525,000	539,438
Affinia Group, Inc. (a) 9.000% 11/30/14	100,000	102,750
Cooper-Standard Automotive, Inc. (a) 8.500% 5/01/18	500,000	530,000

		1,172,188

Automotive & Parts — 2.9%
Accuride Corp. (a) 9.500% 8/01/18	500,000	541,250
American Axle & Manufacturing, Inc. 7.875% 3/01/17	665,000	680,794
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	294,975
Titan International, Inc. (a) 7.875% 10/01/17	325,000	342,875

		1,859,894

Banks — 0.4%
Ally Financial, Inc. 6.750% 12/01/14	250,000	263,125

Beverages — 0.8%
Cott Beverages, Inc. 8.125% 9/01/18	485,000	522,588

Building Materials — 1.1%
Interline Brands, Inc. (a) 7.000% 11/15/18	460,000	466,900
Libbey Glass, Inc. (a) 10.000% 2/15/15	225,000	241,875

		708,775

Chemicals — 2.6%
Georgia Gulf Corp. (a) 9.000% 1/15/17	315,000	341,775

	Principal Amount	Value
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (a) 9.000% 11/15/20	$285,000	$301,388
Huntsman International LLC 8.625% 3/15/20	150,000	163,125
Lyondell Chemical Co. (a) 8.000% 11/01/17	467,000	516,619
Omnova Solutions, Inc. (a) 7.875% 11/01/18	365,000	367,737

		1,690,644

Coal — 0.8%
Arch Coal, Inc. 7.250% 10/01/20	225,000	237,375
International Coal Group, Inc. 9.125% 4/01/18	225,000	243,000

		480,375

Commercial Services — 4.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a) 8.250% 1/15/19	655,000	661,550
Cenveo Corp. (a) 10.500% 8/15/16	450,000	442,125
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	500,000	504,375
Hertz Corp. (a) 7.500% 10/15/18	450,000	466,875
Rent-A-Center, Inc. (a) 6.625% 11/15/20	330,000	328,350
United Rentals North America, Inc. 8.375% 9/15/20	390,000	396,825

		2,800,100

Computers — 0.8%
SunGard Data Systems, Inc. (a) 7.375% 11/15/18	240,000	241,200
SunGard Data Systems, Inc. (a) 7.625% 11/15/20	240,000	243,000

		484,200

Diversified Financial — 7.2%
American General Finance Corp. 5.375% 10/01/12	200,000	189,000
American General Finance Corp. 6.500% 9/15/17	425,000	334,688
Cemex Finance LLC (a) 9.500% 12/14/16	300,000	309,375
CIT Group, Inc. 7.000% 5/01/15	1,605,000	1,609,012
Ford Motor Credit Co. LLC 6.625% 8/15/17	475,000	499,221

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Lease Finance Corp. 5.875% 5/01/13	$500,000	$505,625
International Lease Finance Corp. (a) 8.625% 9/15/15	450,000	483,750
Pinafore LLC/Pinafore, Inc. (a) 9.000% 10/01/18	600,000	648,000

		4,578,671

Electric — 3.8%
Calpine Corp. (a) 7.500% 2/15/21	625,000	615,625
Energy Future Holdings Corp. (a) 10.000% 1/15/20	875,000	900,176
Intergen NV (a) 9.000% 6/30/17	500,000	530,000
NRG Energy, Inc. 7.375% 2/01/16	150,000	153,750
NRG Energy, Inc. 8.500% 6/15/19	250,000	258,125

		2,457,676

Electronics — 0.9%
NXP BV/NXP Funding LLC 7.875% 10/15/14	250,000	260,000
NXP BV/NXP Funding LLC 9.500% 10/15/15	300,000	321,000

		581,000

Energy – Alternate Sources — 0.4%
Headwaters, Inc. 11.375% 11/01/14	245,000	267,969

Engineering & Construction — 0.4%
Tutor Perini Corp. (a) 7.625% 11/01/18	245,000	246,225

Entertainment — 0.7%
AMC Entertainment, Inc. 8.750% 6/01/19	260,000	277,550
Regal Entertainment Group 9.125% 8/15/18	150,000	159,750

		437,300

Foods — 0.7%
Bumble Bee Acquisition Corp. (a) 9.000% 12/15/17	300,000	312,000
Michael Foods, Inc. (a) 9.750% 7/15/18	125,000	136,563

		448,563

Forest Products & Paper — 1.5%
Verso Paper Holdings LLC/Verso Paper, Inc. 11.375% 8/01/16	950,000	952,375

Health Care – Products — 1.0%
Alere, Inc. 9.000% 5/15/16	650,000	669,500

	Principal Amount	Value
Health Care – Services — 2.5%
Apria Healthcare Group, Inc. 11.250% 11/01/14	$300,000	$327,750
Apria Healthcare Group, Inc. 12.375% 11/01/14	350,000	385,000
HCA Holdings Inc (a) 7.750% 5/15/21	230,000	230,000
Healthsouth Corp. 7.250% 10/01/18	220,000	224,400
Healthsouth Corp. 7.750% 9/15/22	435,000	449,137

		1,616,287

Holding Company – Diversified — 1.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a) 8.500% 5/15/18	350,000	351,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (a) 9.000% 4/15/19	140,000	145,075
Susser Holdings LLC/Susser Finance Corp. 8.500% 5/15/16	500,000	536,250

		1,033,075

Household Products — 1.1%
Diversey, Inc. 8.250% 11/15/19	150,000	162,750
Spectrum Brands Holdings, Inc. (a) 9.500% 6/15/18	500,000	549,375

		712,125

Iron & Steel — 0.7%
Tube City IMS Corp. 9.750% 2/01/15	425,000	439,875

Leisure Time — 1.8%
Easton-Bell Sports, Inc. 9.750% 12/01/16	375,000	411,563
Travelport LLC 9.875% 9/01/14	742,000	722,522

		1,134,085

Lodging — 1.6%
Boyd Gaming Corp. 6.750% 4/15/14	100,000	98,250
Boyd Gaming Corp. 7.125% 2/01/16	300,000	269,250
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp. 11.250% 6/01/17	585,000	658,125

		1,025,625

Machinery – Diversified — 0.6%
The Manitowoc Co., Inc. 8.500% 11/01/20	360,000	382,500

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Manufacturing — 2.0%
Polypore International, Inc., 144A, 144A (a) 7.500% 11/15/17	$600,000	$612,000
Reddy Ice Corp. 13.250% 11/01/15	250,000	213,750
Trimas Corp. 9.750% 12/15/17	400,000	438,000

		1,263,750

Media — 10.0%
Allbritton Communications Co. 8.000% 5/15/18	450,000	454,500
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250% 10/30/17	300,000	304,500
Cequel Communications Holdings I LLC/Cequel Capital Corp. (a) 8.625% 11/15/17	600,000	627,000
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	100,000	108,750
Clear Channel Worldwide Holdings, Inc. 9.250% 12/15/17	400,000	438,000
Gannett Co., Inc. 9.375% 11/15/17	775,000	864,125
LIN Television Corp. 8.375% 4/15/18	575,000	609,500
The McClatchy Co. 11.500% 2/15/17	400,000	449,500
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. (a) 8.875% 4/15/17	550,000	584,375
Nielsen Finance LLC (a) 7.750% 10/15/18	415,000	429,525
Sinclair Television Group, Inc. (a) 9.250% 11/01/17	570,000	617,025
Univision Communications Inc (a) 8.500% 5/15/21	400,000	405,000
Univision Communications, Inc. (a) 7.875% 11/01/20	510,000	535,500

		6,427,300

Metal Fabricate & Hardware — 1.3%
Ardagh Packaging Finance PLC (a) 7.375% 10/15/17	300,000	309,375
Mueller Water Products, Inc. 8.750% 9/01/20	450,000	497,250

		806,625

Mining — 0.7%
FMG Resources PTY Ltd. (a) 7.000% 11/01/15	445,000	456,125

	Principal Amount	Value
Oil & Gas — 5.2%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. (a) 9.625% 10/15/18	$450,000	$437,062
Chaparral Energy, Inc. 8.500% 12/01/15	575,000	585,062
Chesapeake Energy Corp. 7.250% 12/15/18	550,000	569,250
Coffeyville Resources LLC/Coffeyville Finance, Inc. (a) 9.000% 4/01/15	360,000	385,200
Precision Drilling Corp (a) 6.625% 11/15/20	145,000	147,538
Pride International, Inc. 6.875% 8/15/20	450,000	466,875
QEP Resources, Inc. 6.875% 3/01/21	275,000	288,750
SandRidge Energy, Inc. 8.750% 1/15/20	450,000	462,375

		3,342,112

Packaging & Containers — 2.2%
Packaging Dynamics Finance Corp. (a) 10.000% 5/01/16	725,000	744,031
Pregis Corp. 12.375% 10/15/13	655,000	641,900

		1,385,931

Pharmaceuticals — 5.5%
Mylan, Inc. (a) 6.000% 11/15/18	550,000	540,375
Mylan, Inc. (a) 7.875% 7/15/20	120,000	129,300
Omnicare, Inc. 7.750% 6/01/20	600,000	618,000
Valeant Pharmaceuticals International (a) 6.750% 10/01/17	450,000	447,750
Valeant Pharmaceuticals International (a) 7.000% 10/01/20	300,000	296,250
Valeant Pharmaceuticals International (a) 6.875% 12/01/18	225,000	223,312
Warner Chilcott Co. LLC (a) 7.750% 9/15/18	1,250,000	1,262,500

		3,517,487

Pipelines — 2.5%
Atlas Pipeline Partners LP 8.125% 12/15/15	750,000	772,500
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875% 2/15/18	550,000	589,187
Energy Transfer Equity LP 7.500% 10/15/20	240,000	247,200

		1,608,887

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 4.9%
Giraffe Acquisition Corp. (a) 9.125% 12/01/18	$250,000	$260,625
Inergy LP/Inergy Finance Corp. (a) 7.000% 10/01/18	375,000	377,813
Landry’s Restaurants, Inc. 11.625% 12/01/15	360,000	384,300
Macy’s Retail Holdings, Inc. 7.500% 6/01/15	500,000	550,000
Nebraska Book Co., Inc. 8.625% 3/15/12	377,000	329,875
OSI Restaurant Partners, Inc. 10.000% 6/15/15	235,000	244,400
Petco Animal Supplies, Inc. (a) 9.250% 12/01/18	155,000	163,331
Quiksilver, Inc. 6.875% 4/15/15	650,000	635,375
Roadhouse Financing, Inc. (a) 10.750% 10/15/17	200,000	216,000

		3,161,719

Savings & Loans — 0.9%
Northern Tier Energy LLC and Norther Tier Finance Corp, 144A, 144A (a) 10.500% 12/01/17	580,000	591,600

Semiconductors — 0.4%
Freescale Semiconductor, Inc. (a) 9.250% 4/15/18	250,000	275,000

Software — 3.7%
EVERTEC, Inc. (a) 11.000% 10/01/18	540,000	544,050
Fidelity National Information Services, Inc. (a) 7.625% 7/15/17	175,000	184,188
Fidelity National Information Services, Inc. (a) 7.875% 7/15/20	225,000	237,937
First Data Corp. (a) 8.250% 1/15/21	258,000	247,680
First Data Corp. (a) 8.875% 8/15/20	575,000	606,625
First Data Corp. 9.875% 9/24/15	258,000	245,745
First Data Corp. 11.250% 3/31/16	50,000	43,750
First Data Corp. (a) 12.625% 1/15/21	258,000	246,390

		2,356,365

Telecommunications — 4.8%
GeoEye, Inc. 9.625% 10/01/15	155,000	175,150
Intelsat Corp. 9.250% 6/15/16	600,000	648,000

	Principal Amount	Value
MetroPCS Wireless, Inc. 7.875% 9/01/18	$475,000	$492,812
Sprint Capital Corp. 6.900% 5/01/19	650,000	641,875
Viasat, Inc. 8.875% 9/15/16	450,000	479,250
Windstream Corp. 8.625% 8/01/16	600,000	631,500

		3,068,587

Transportation — 3.3%
CHC Helicopter SA (a) 9.250% 10/15/20	580,000	600,300
Quality Distribution LLC/QD Capital Corp. (a) 9.875% 11/01/18	480,000	476,400
RailAmerica, Inc. 9.250% 7/01/17	400,000	439,500
Swift Services Holdings, Inc. (a) 10.000% 11/15/18	540,000	565,650

		2,081,850

TOTAL CORPORATE DEBT (Cost $58,400,433)		60,104,672

TOTAL BONDS & NOTES (Cost $58,400,433)		60,104,672

TOTAL LONG-TERM INVESTMENTS (Cost $58,400,433)		60,104,672

SHORT-TERM INVESTMENTS — 4.3%
Time Deposits — 4.3%
Euro Time Deposit 0.010% 1/03/11	2,739,092	2,739,092

TOTAL SHORT-TERM INVESTMENTS (Cost $2,739,092)		2,739,092

TOTAL INVESTMENTS — 98.2% (Cost $61,139,525) (b)		62,843,764

Other Assets/(Liabilities) — 1.8%		1,172,060

NET ASSETS — 100.0%		$64,015,824

Notes to Portfolio of Investments

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $27,914,890 or 43.61% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2010

	Principal Amount	Value
BONDS & NOTES — 122.3%

CORPORATE DEBT — 10.0%
Beverages — 0.8%
Diageo Finance BV 3.875% 4/01/11	$1,250,000	$1,259,814
PepsiAmericas, Inc. 5.625% 5/31/11	1,000,000	1,020,251
SABMiller PLC (a) 6.200% 7/01/11	1,200,000	1,230,964

		3,511,029

Chemicals — 0.5%
The Dow Chemical Co. FRN 2.536% 8/08/11	2,000,000	2,021,296

Computers — 0.5%
Hewlett-Packard Co. FRN 1.342% 5/27/11	2,000,000	2,008,474

Diversified Financial — 1.7%
American Honda Finance Corp. FRN (a) 2.800% 6/02/11	2,000,000	2,019,674
General Electric Capital Corp. 3.500% 8/13/12	1,000,000	1,036,001
HSBC Finance Corp. FRN 0.496% 8/09/11	1,200,000	1,198,829
JP Morgan Chase & Co. FRN 0.459% 1/17/11	1,350,000	1,350,147
Morgan Stanley FRN 3.143% 5/01/14	1,525,000	1,523,902

		7,128,553

Environmental Controls — 0.2%
Republic Services, Inc. 6.750% 8/15/11	930,000	960,047

Foods — 0.0%
Kraft Foods, Inc. 5.625% 11/01/11	129,000	134,016

Health Care – Services — 0.3%
UnitedHealth Group, Inc. FRN 1.586% 2/07/11	1,200,000	1,201,288

Insurance — 2.0%
Berkshire Hathaway, Inc. FRN 0.716% 2/11/13	2,900,000	2,914,381
MetLife Global Funding I (a) 2.875% 9/17/12	500,000	512,467
Pacific Life Global Funding VRN (a) 3.320% 2/06/16	5,000,000	4,955,700

		8,382,548

Media — 0.6%
Comcast Cable Communications LLC 6.750% 1/30/11	2,620,000	2,630,781

	Principal Amount	Value
Multi-National — 0.5%
International Bank for Reconstruction & Development FRN 1.601% 12/10/13	$2,105,000	$2,148,616

Office Equipment/Supplies — 0.2%
Xerox Corp. 6.875% 8/15/11	900,000	930,888

Oil & Gas — 0.3%
Shell International Finance BV 1.300% 9/22/11	1,250,000	1,258,109

Pharmaceuticals — 1.0%
Merck & Co., Inc. 1.875% 6/30/11	2,000,000	2,015,914
Pfizer, Inc. FRN 2.252% 3/15/11	1,100,000	1,104,411
Wyeth VRN 6.950% 3/15/11	1,216,000	1,231,670

		4,351,995

Pipelines — 0.3%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	460,000	479,453
Transcontinental Gas Pipe Line Corp. Series B 7.000% 8/15/11	850,000	881,688

		1,361,141

Telecommunications — 1.1%
AT&T Corp. 7.300% 11/15/11	1,250,000	1,320,486
Cellco Partnership/Verizon Wireless Capital LLC FRN 2.884% 5/20/11	2,000,000	2,020,014
Telefonica Emisiones SAU FRN 0.616% 2/04/13	1,275,000	1,252,493

		4,592,993

TOTAL CORPORATE DEBT (Cost $38,641,562)		42,621,774

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.0%
Automobile ABS — 4.4%
Ally Auto Receivables Trust, Series 2010-4, Class A2 0.710% 2/15/13	1,125,000	1,124,206
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	650,000	649,960
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2, ABS 0.960% 5/08/14	575,000	575,023

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	$949,809	$950,627
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (a) 0.481% 3/20/12	625,000	624,617
Bank of America Auto Trust, Series 2009-3A, Class A2 (a) 0.890% 4/16/12	254,617	254,680
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	1,150,000	1,152,089
CarMax Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	438,435	438,751
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.260% 12/15/20	1,219,858	1,230,668
CPS Auto Receivables Trust, Series 2007-C, Class A3 (a) 5.430% 5/15/12	10,228	10,239
CPS Auto Trust, Series 2005-C, Class A2 (a) 4.790% 5/15/12	73,402	73,520
CPS Auto Trust, Series 2006-A, Class 1A4 (a) 5.330% 11/15/12	73,274	73,289
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	525,000	525,093
Ford Credit Auto Lease Trust, Series 2010-A, Class A2 (a) 1.040% 3/15/13	638,831	639,336
Ford Credit Auto Owner Trust, Series 2010-A, Class A2 0.720% 9/15/12	511,377	511,500
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2, ABS 0.830% 11/15/13	925,000	924,778
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	900,000	897,539
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	850,000	852,843
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	500,153	499,940
Nissan Auto Lease Trust, Series 2010-B, Class A2, ABS 0.900% 5/15/13	575,000	575,024

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2, ABS 0.930% 6/17/13	$775,000	$774,961
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	800,000	799,914
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 8/15/12	750,000	750,717
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	104,771	104,778
USAA Auto Owner Trust, Series 2008-3, Class A3 4.280% 10/15/12	82,703	83,236
USAA Auto Owner Trust, Series 2008-2, Class A3 4.640% 10/15/12	104,370	105,278
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	800,000	800,770
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	457,602	457,882
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.810% 3/15/18	568,691	571,384
World Omni Auto Receivables Trust, Series 2007-A, Class A4 FRN 0.260% 11/15/12	1,006,572	1,005,428
World Omni Automobile Lease Securitization Trust, Series 2009-A, Class A2 1.020% 1/16/12	558,423	558,766

		18,596,836

Home Equity ABS — 0.7%
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.711% 4/25/35	1,275,457	1,199,587
Bear Stearns Asset-Backed Securities Trust, Series 2006-EC2, Class A3 FRN 0.461% 2/25/36	782,120	776,081
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1 FRN 0.311% 5/25/47	142,455	140,847
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.491% 9/25/34	395,354	370,208
Morgan Stanley ABS Capital I, Series 2005-HE4, Class A2C, ABS, FRN 0.631% 7/25/35	583,377	567,262

		3,053,985

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS — 9.1%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.483% 9/25/25	$849,336	$846,333
Access Group, Inc., Series 2003-1, Class A2 FRN 0.563% 12/27/16	429,815	427,344
Access to Loans for Learning Student Loan Corp., Series 2003-IV, Class A6 FRN 0.688% 1/25/13	429,455	426,234
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.631% 11/25/34	595,960	545,244
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.313% 3/28/17	800,509	792,348
CNH Equipment Trust, Series 2010-C, Class A2, ABS 0.830% 4/15/13	575,000	575,186
College Loan Corp. Trust, Series 2007-1, Class A9 FRN 1.761% 1/25/47	338,000	322,367
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.761% 1/25/47	1,175,000	1,004,625
College Loan Corp. Trust, Series 2007-1, Class A7 FRN 1.761% 1/25/47	1,150,000	1,098,250
Collegiate Funding Services Education Loan Trust I, Series 2003-A, Class A2 FRN 0.603% 9/28/20	276,438	276,366
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV1 FRN 0.761% 5/25/35	80,231	79,789
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.602% 12/15/17	1,566,522	1,565,993
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.318% 5/25/22	804,170	803,198
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.818% 11/25/44	500,000	391,210
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.000% 1/01/44	300,000	254,813
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.000% 1/01/44	425,000	360,984
Keycorp Student Loan Trust, Series 2005-A, Class 2A2 FRN 0.433% 3/27/24	399,906	380,656

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1, ABS, FRN 0.761% 2/25/35	$654,182	$609,708
National Collegiate Student Loan Trust, Series 2006-4, Class A1 FRN 0.291% 3/25/25	628,238	623,461
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.411% 2/25/26	371,461	367,990
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.461% 9/25/25	499,909	492,969
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.458% 5/25/27	920,311	907,644
Nelnet Student Loan Trust, Series 2010-4A, Class A, ABS, FRN (a) 1.069% 4/25/46	425,000	425,065
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.388% 10/28/26	1,000,401	987,880
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.458% 4/28/17	2,119,750	2,115,949
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.482% 11/28/23	264,594	258,328
Pennsylvania Higher Education Assistance Agency, Series 2006-1, Class A1 FRN 0.288% 7/25/19	698,284	695,583
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A1 FRN 0.408% 4/25/16	368,000	367,922
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR5, Class A1A FRN 0.551% 8/25/35	241,358	237,530
SLC Student Loan Trust, Series 2005-1, Class A1 FRN 0.296% 2/15/18	254,543	254,435
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.409% 1/15/19	778,000	748,275
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.278% 10/25/18	152,355	152,163
SLM Student Loan Trust, Series 2007-1, Class A2 FRN 0.288% 1/25/16	227,820	227,727
SLM Student Loan Trust, Series 2006-8, Class A2 FRN 0.288% 10/25/16	59,947	59,917

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2006-9, Class A2 FRN 0.288% 4/25/17	$14,896	$14,894
SLM Student Loan Trust, Series 2006-7, Class A3 FRN 0.308% 7/25/18	8,909	8,903
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.352% 9/15/20	275,479	271,551
SLM Student Loan Trust, Series 2006-B, Class A2 FRN 0.352% 6/15/21	309,722	308,514
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.368% 4/25/17	209,863	209,476
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.368% 4/27/20	134,849	133,383
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.378% 4/25/22	365,738	365,090
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.378% 4/25/22	65,553	65,301
SLM Student Loan Trust, Series 2006-A, Class A2 FRN 0.382% 12/15/20	1,072,608	1,065,390
SLM Student Loan Trust, Series 2004-7, Class A4 FRN 0.438% 1/25/17	44,009	44,002
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.482% 3/15/19	1,114,813	1,110,811
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.488% 1/25/16	307,478	306,362
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.502% 12/17/18	101,761	101,393
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.502% 3/15/19	690,452	690,110
SLM Student Loan Trust, Series 2003-5, Class A4 FRN 0.512% 12/17/18	165,222	165,159
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.522% 12/15/17	386,700	385,451
SLM Student Loan Trust, Series 2008-1, Class A1 FRN 0.538% 7/25/13	333,195	333,195
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.538% 1/25/19	200,000	198,624

	Principal Amount	Value
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.588% 1/26/15	$483,549	$483,590
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.788% 10/25/17	490,000	490,727
SLM Student Loan Trust, Series 2003-7, Class B FRN 0.872% 9/15/39	1,378,446	1,132,301
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.892% 3/15/38	514,307	425,433
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.952% 6/15/38	286,671	237,429
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.952% 12/15/38	1,068,943	874,717
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.338% 7/25/16	175,000	178,094
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.716% 12/15/16	4,175,000	4,174,992
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.910% 12/15/17	811,321	807,631
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.758% 9/15/39	950,000	767,125
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.408% 7/28/26	521,122	510,356
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.478% 10/28/28	547,345	540,557
SMS Student Loan Trust, Series 1999-B, Class A2 FRN 0.528% 4/30/29	941,794	931,407
South Carolina Student Loan Corp., Series 2010-1, Class A1, ABS, FRN 0.722% 1/25/21	1,150,000	1,150,001
Tax Liens Securitization Trust, Series 2010-1A, Class 1A1 (a) 0.880% 4/15/18	357,305	357,233
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	400,000	399,280

		38,921,968

WL Collateral CMO — 0.6%
Morgan Stanley Reremic Trust 3.000% 7/17/56	2,780,688	2,778,074

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2006-BC3, Class A2 FRN 0.311% 10/25/36	$123,505	$122,494
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.311% 12/25/36	819,939	809,319

		931,813

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $64,370,397)		64,282,676

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.4%
Pass-Through Securities — 0.4%
Federal Home Loan Mortgage Corp., Pool #1Q0239 2.930% 3/01/37	1,745,673	1,830,495

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,778,950)		1,830,495

U.S. TREASURY OBLIGATIONS — 96.9%
U.S. Treasury Bonds & Notes — 96.9%
U.S. Treasury Inflation Index (b) 0.500% 4/15/15	9,511,522	9,735,191
U.S. Treasury Inflation Index (b) 0.625% 4/15/13	10,378,141	10,704,079
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	18,601,200	19,586,483
U.S. Treasury Inflation Index (b) 1.250% 7/15/20	17,534,483	17,978,678
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	9,761,675	10,301,898
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	12,105,979	12,597,647
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	16,636,499	17,762,062
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	9,692,983	10,390,950
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	12,005,310	12,264,121
U.S. Treasury Inflation Index (b) 1.875% 7/15/13	13,693,855	14,617,584
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	14,077,238	15,270,503
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	13,202,969	14,377,529
U.S. Treasury Inflation Index (b) 2.000% 4/15/12	7,005,505	7,267,713
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	11,475,196	12,334,043

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	$21,180,181	$22,919,322
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	9,944,648	10,845,906
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	6,060,450	6,454,379
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	12,284,798	13,613,670
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	11,181,053	11,877,248
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	13,057,260	14,573,120
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	18,848,099	21,032,007
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	8,111,985	9,045,221
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	14,078,220	15,822,599
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	12,223,680	13,906,345
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	8,441,840	9,621,900
U.S. Treasury Inflation Index (b) 3.000% 7/15/12	17,156,758	18,238,438
U.S. Treasury Inflation Index (b) 3.375% 1/15/12	7,390,080	7,731,294
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	3,080,325	3,993,619
U.S. Treasury Inflation Index 3.500% 1/15/11	5,026,320	5,033,162
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	16,902,250	21,874,346
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	16,629,500	22,349,789

		414,120,846

TOTAL U.S. TREASURY OBLIGATIONS (Cost $396,723,645)		414,120,846

TOTAL BONDS & NOTES (Cost $501,514,554)		522,855,791

TOTAL LONG-TERM INVESTMENTS (Cost $501,514,554)		522,855,791

SHORT-TERM INVESTMENTS — 58.4%
Commercial Paper — 58.3%
Abbey National North America LLC 0.490% 4/01/11	10,400,000	10,387,260
AGL Capital Corporat (a) 0.340% 1/06/11	3,000,000	2,999,858

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AGL Capital Corporat (a) 0.390% 1/18/11	$1,275,000	$1,274,765
Apache Corp. (a) 0.380% 1/04/11	325,000	324,990
Apache Corp. (a) 0.420% 1/28/11	2,500,000	2,499,213
Bacardi Ltd. 0.390% 1/27/11	6,500,000	6,498,169
BAE Systems Holdings, Inc. (a) 0.380% 1/03/11	3,285,000	3,284,931
BAE Systems Holdings, Inc. (a) 0.390% 2/07/11	1,300,000	1,299,479
BAE Systems Holdings, Inc. (a) 0.420% 3/01/11	2,000,000	1,998,623
BG Energy Finance, Inc. (a) 0.430% 5/03/11	1,000,000	998,543
BG Energy Finance, Inc. (a) 0.460% 5/03/11	9,800,000	9,784,723
BMW U.S. Capital LLC (a) 0.410% 2/01/11	6,600,000	6,597,670
Computer Sciences Co. (a) 0.400% 1/13/11	1,000,000	999,867
Computer Sciences Co. (a) 0.430% 1/10/11	5,600,000	5,599,398
Covidien International Finance SA (a) 0.370% 3/09/11	700,000	699,518
Covidien International Finance SA (a) 0.420% 1/04/11	1,700,000	1,699,941
Danske Corp. (a) 0.490% 1/11/11	10,500,000	10,498,571
Dominion Resources, Inc. (a) 0.360% 1/13/11	6,300,000	6,299,244
Duke Energy Corp. (a) 0.350% 1/20/11	6,500,000	6,498,799
Eaton Corp. (a) 0.400% 3/01/11	6,000,000	5,996,067
Elsevier Finance SA (a) 0.400% 2/08/11	5,000,000	4,997,889
Enbridge Energy Partners LP (a) 0.400% 1/27/11	1,200,000	1,199,653
Enbridge Energy Partners LP (a) 0.410% 1/14/11	3,300,000	3,299,511
Enbridge Energy Partners LP (a) 0.430% 1/13/11	1,010,000	1,009,855
ERAC USA Finance Co. (a) 0.420% 2/03/11	6,500,000	6,497,497
FCAR Owner Trust 0.370% 3/01/11	10,400,000	10,393,694
H.J. Heinz Finance Co. (a) 0.380% 1/26/11	6,600,000	6,598,258
Henkel Corp. of America, Inc. (a) 0.350% 1/03/11	700,000	699,986
Henkel Corp. of America, Inc. (a) 0.350% 1/10/11	10,000,000	9,999,125

	Principal Amount	Value
Lincoln National Corp. (a) 0.360% 1/19/11	$910,000	$909,836
Lincoln National Corp. (a) 0.370% 1/20/11	2,300,000	2,299,551
National Grid PLC (a) 0.540% 3/01/11	6,600,000	6,594,159
Natixis US Finance Co. LLC 0.380% 4/05/11	10,450,000	10,439,631
Natixis US Finance Co. LLC 0.470% 3/11/11	600,000	599,460
NextEra Energy, Inc. 0.380% 1/19/11	8,300,000	8,298,423
Nissan Motor Acceptance Corp. (a) 0.430% 2/18/11	6,500,000	6,496,273
ONEOK Partners (a) 0.400% 1/10/11	2,200,000	2,199,780
Pall Corp. (a) 0.400% 1/14/11	6,600,000	6,599,047
Public Service Co. of Colorado (a) 0.430% 1/21/11	6,000,000	5,998,567
Reckitt Benckiser Group PLC (a) 0.320% 2/02/11	10,975,000	10,971,878
Royal Bank of Scotland Group (a) 0.370% 2/22/11	10,600,000	10,594,335
Ryder System, Inc. 0.410% 2/16/11	6,500,000	6,496,595
Societe General North America 0.360% 4/06/11	6,750,000	6,743,587
Societe General North America 0.370% 2/04/11	3,700,000	3,698,707
South Carolina Electric & Gas 0.360% 1/05/11	4,000,000	3,999,840
South Carolina Electric & Gas 0.400% 2/07/11	2,300,000	2,299,054
Southern Power Co. (a) 0.370% 1/18/11	1,700,000	1,699,703
Southern Power Co. (a) 0.400% 2/15/11	4,800,000	4,797,600
Volkswagen Group of America, Inc. (a) 0.380% 1/27/11	6,600,000	6,598,189
Wellpoint, Inc. (a) 0.340% 2/24/11	8,300,000	8,295,767
Wellpoint, Inc. (a) 0.350% 2/07/11	1,670,000	1,669,399

		249,234,478

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	354,700	354,700

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit, 0.078%, due 1/03/11	$24,790	$24,790

TOTAL SHORT-TERM INVESTMENTS (Cost $249,613,968)		249,613,968

TOTAL INVESTMENTS — 180.7% (Cost $751,128,522) (d)		772,469,759

Other Assets/(Liabilities) — (80.7)%		(345,019,634)

NET ASSETS — 100.0%		$427,450,125

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $201,589,891 or 47.16% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	Maturity value of $354,701. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $363,628.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2010

	Principal Amount	Value
BONDS & NOTES — 70.5%

CORPORATE DEBT — 31.1%
Advertising — 0.2%
WPP Finance 8.000% 9/15/14	$260,000	$299,116
WPP Finance Corp. 5.875% 6/15/14	65,000	70,228

		369,344

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	130,000	144,489
General Dynamics Corp. 5.250% 2/01/14	145,000	159,662
Goodrich Corp. 6.125% 3/01/19	50,000	56,583
L-3 Communications Corp. 6.375% 10/15/15	471,000	485,130

		845,864

Agriculture — 0.5%
Altria Group, Inc. 8.500% 11/10/13	350,000	414,273
Altria Group, Inc. 9.700% 11/10/18	60,000	79,153
BAT International Finance PLC (a) 8.125% 11/15/13	245,000	286,182
Cargill, Inc. (a) 5.200% 1/22/13	250,000	269,720

		1,049,328

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	11,284	4,217

Banks — 1.7%
Bank of America Corp. 2.100% 4/30/12	480,000	489,967
Bank of America Corp. 5.750% 12/01/17	150,000	156,094
Bank of America Corp. 7.375% 5/15/14	130,000	144,505
Bank of America Corp. Series L 5.650% 5/01/18	85,000	86,851
Barclays Bank PLC 5.000% 9/22/16	100,000	105,820
Barclays Bank PLC 5.200% 7/10/14	370,000	399,630
Barclays Bank PLC 6.750% 5/22/19	120,000	135,541
Capital One Financial Corp. 7.375% 5/23/14	85,000	96,724
Credit Suisse AG 5.400% 1/14/20	270,000	275,744

	Principal Amount	Value
First Horizon National Corp. 5.375% 12/15/15	$275,000	$277,590
HSBC Bank USA 4.625% 4/01/14	205,000	213,743
ICICI Bank Ltd. (a) 5.500% 3/25/15	210,000	218,543
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	135,000	138,263
State Street Corp. 2.150% 4/30/12	145,000	148,029
UBS AG 5.750% 4/25/18	205,000	222,780
Wachovia Corp. 5.300% 10/15/11	75,000	77,737
Wachovia Corp. 5.750% 6/15/17	170,000	188,197
Wells Fargo & Co. 3.625% 4/15/15	210,000	217,758

		3,593,516

Beverages — 0.1%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	55,000	59,574
Diageo Finance BV 3.875% 4/01/11	125,000	125,982

		185,556

Building Materials — 0.4%
CRH America, Inc. 8.125% 7/15/18	20,000	23,118
Lafarge SA (a) 5.500% 7/09/15	400,000	415,652
Masco Corp. 7.125% 8/15/13	160,000	171,759
Masco Corp. 7.125% 3/15/20	135,000	141,227
Owens Corning, Inc. 9.000% 6/15/19	110,000	129,051

		880,807

Chemicals — 1.3%
Airgas, Inc. 4.500% 9/15/14	155,000	162,349
Albemarle Corp. 4.500% 12/15/20	150,000	147,633
Ashland, Inc. 9.125% 6/01/17	80,000	92,200
Cabot Corp. 5.000% 10/01/16	420,000	445,991
Cytec Industries, Inc. 8.950% 7/01/17	50,000	60,795
The Dow Chemical Co. 4.850% 8/15/12	105,000	110,689

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Dow Chemical Co. 5.900% 2/15/15	$275,000	$304,478
The Dow Chemical Co. 7.600% 5/15/14	160,000	184,542
The Dow Chemical Co. 8.550% 5/15/19	50,000	62,662
E.I. du Pont de Nemours & Co. 3.250% 1/15/15	120,000	124,545
E.I. du Pont de Nemours & Co. 5.000% 1/15/13	25,000	26,852
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	20,000	22,996
Ecolab, Inc. 4.875% 2/15/15	240,000	261,824
Ecolab, Inc. 6.875% 2/01/11	175,000	175,759
Incitec Pivot Ltd. (a) 4.000% 12/07/15	250,000	243,656
Valspar Corp. 5.625% 5/01/12	80,000	83,977
Valspar Corp. 7.250% 6/15/19	60,000	69,202

		2,580,150

Coal — 0.1%
Consol Energy, Inc. (a) 8.250% 4/01/20	110,000	118,800

Commercial Services — 0.7%
Brambles USA, Inc. (a) 3.950% 4/01/15	190,000	192,732
Deluxe Corp. 7.375% 6/01/15	25,000	26,063
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	340,000	348,344
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	45,000	45,992
Equifax, Inc. 4.450% 12/01/14	330,000	347,343
ERAC USA Finance LLC (a) 5.800% 10/15/12	255,000	273,393
ERAC USA Finance LLC (a) 8.000% 1/15/11	175,000	175,304

		1,409,171

Computers — 0.3%
Brocade Communications Systems, Inc. 6.625% 1/15/18	30,000	31,575
Brocade Communications Systems, Inc. 6.875% 1/15/20	15,000	15,975
Computer Sciences Corp. 5.500% 3/15/13	105,000	112,274
EMC Corp., Convertible 1.750% 12/01/13	90,000	135,562

	Principal Amount	Value
Hewlett-Packard Co. 5.500% 3/01/18	$140,000	$157,742
HP Enterprise Services LLC Series B 6.000% 8/01/13	70,000	78,025

		531,153

Diversified Financial — 5.2%
American Express Co. 6.150% 8/28/17	55,000	61,997
American Express Co. 7.250% 5/20/14	60,000	68,354
American Express Co. 8.125% 5/20/19	155,000	192,853
American Express Credit Corp. 7.300% 8/20/13	285,000	321,154
The Bear Stearns Cos., Inc. 7.250% 2/01/18	175,000	207,386
BlackRock, Inc. 5.000% 12/10/19	110,000	114,864
BlackRock, Inc. 6.250% 9/15/17	55,000	61,913
Boeing Capital Corp. Ltd. 6.500% 2/15/12	110,000	116,748
Citigroup, Inc. 2.125% 4/30/12	320,000	326,494
Citigroup, Inc. 4.750% 5/19/15	150,000	157,065
Citigroup, Inc. 5.375% 8/09/20	265,000	275,337
Citigroup, Inc. 5.500% 10/15/14	115,000	123,906
Citigroup, Inc. 5.500% 2/15/17	120,000	124,205
Citigroup, Inc. 6.375% 8/12/14	190,000	209,989
Citigroup, Inc. 6.500% 8/19/13	145,000	159,219
Eaton Vance Corp. 6.500% 10/02/17	170,000	192,712
Federal Home Loan Mortgage Corp. 2.125% 3/23/12	1,995,000	2,035,053
Ford Motor Credit Co. LLC 8.700% 10/01/14	425,000	478,617
General Electric Capital Corp. 2.800% 1/08/13	245,000	250,464
General Electric Capital Corp. 3.500% 8/13/12	190,000	196,840
General Electric Capital Corp. 5.375% 10/20/16	110,000	119,325
General Electric Capital Corp. 5.500% 1/08/20	20,000	21,390
General Electric Capital Corp. 5.900% 5/13/14	145,000	160,480

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. 1.625% 7/15/11	$915,000	$921,539
The Goldman Sachs Group, Inc. 5.450% 11/01/12	640,000	684,497
The Goldman Sachs Group, Inc. 5.625% 1/15/17	325,000	343,667
HSBC Finance Corp. 5.900% 6/19/12	130,000	137,796
HSBC Finance Corp. 6.375% 10/15/11	65,000	67,763
International Lease Finance Corp. 5.625% 9/20/13	75,000	75,375
Janus Capital Group, Inc. 6.950% 6/15/17	200,000	208,365
JP Morgan Chase & Co. 4.950% 3/25/20	315,000	323,369
JP Morgan Chase & Co. 5.375% 10/01/12	305,000	327,269
Lazard Group LLC 6.850% 6/15/17	85,000	88,920
Lazard Group LLC 7.125% 5/15/15	255,000	274,583
Merrill Lynch & Co., Inc. 5.450% 2/05/13	305,000	321,712
Morgan Stanley 4.200% 11/20/14	335,000	342,248
Morgan Stanley 5.450% 1/09/17	100,000	103,702
Morgan Stanley, Series F 6.625% 4/01/18	190,000	206,106
The NASDAQ OMX Group, Inc. 5.250% 1/16/18	100,000	100,875
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	30,000	41,383
SLM Corp. 5.000% 10/01/13	80,000	80,207
TD Ameritrade Holding Corp. 4.150% 12/01/14	55,000	56,875

		10,682,616

Electric — 1.8%
Allegheny Energy Supply (a) 8.250% 4/15/12	60,000	64,373
Ameren Corp. 8.875% 5/15/14	175,000	196,905
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	50,000	57,143
CMS Energy Corp. 5.050% 2/15/18	290,000	286,747
CMS Energy Corp. 6.250% 2/01/20	135,000	137,772

	Principal Amount	Value
CMS Energy Corp. 6.300% 2/01/12	$10,000	$10,607
Exelon Generation Co. LLC 5.200% 10/01/19	150,000	156,922
IPALCO Enterprises, Inc. 8.625% 11/14/11	1,285,000	1,333,187
Kansas Gas & Electric Co. 5.647% 3/29/21	49,949	49,732
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	40,823	42,047
Monongahela Power 6.700% 6/15/14	70,000	77,613
Nevada Power Co. Series L 5.875% 1/15/15	90,000	100,359
NRG Energy, Inc. 8.500% 6/15/19	125,000	129,063
Oncor Electric Delivery Co. 6.800% 9/01/18	10,000	11,706
PPL Energy Supply LLC 6.300% 7/15/13	120,000	132,203
TransAlta Corp. 4.750% 1/15/15	330,000	349,042
TransAlta Corp. 5.750% 12/15/13	190,000	207,280
TransAlta Corp. 6.650% 5/15/18	95,000	107,335
Union Electric Co. 6.700% 2/01/19	95,000	110,739
Wisconsin Public Service Corp. 5.650% 11/01/17	70,000	78,146

		3,638,921

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	115,000	115,144

Electronics — 0.6%
Agilent Technologies, Inc. 2.500% 7/15/13	510,000	515,979
Amphenol Corp. 4.750% 11/15/14	205,000	219,005
Arrow Electronics, Inc. 6.000% 4/01/20	135,000	137,863
Avnet, Inc. 5.875% 3/15/14	385,000	410,740

		1,283,587

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	100,000	100,582
Peninsula Gaming LLC 8.375% 8/15/15	205,000	215,506

		316,088

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.4%
Allied Waste North America, Inc. 6.875% 6/01/17	$375,000	$412,500
Allied Waste North America, Inc. Series B 5.750% 2/15/11	130,000	130,606
Republic Services, Inc. 5.000% 3/01/20	205,000	215,707
Waste Management, Inc. 6.100% 3/15/18	20,000	22,410

		781,223

Foods — 0.6%
ConAgra Foods, Inc. 7.000% 4/15/19	90,000	103,914
Kellogg Co. 5.125% 12/03/12	135,000	144,685
Kraft Foods, Inc. 4.125% 2/09/16	210,000	220,441
Kraft Foods, Inc. 5.375% 2/10/20	215,000	231,398
Kraft Foods, Inc. 6.750% 2/19/14	200,000	227,988
The Kroger Co. 7.500% 1/15/14	55,000	63,412
Ralcorp Holdings, Inc. 4.950% 8/15/20	125,000	124,520
Sara Lee Corp. 3.875% 6/15/13	35,000	36,612

		1,152,970

Forest Products & Paper — 0.2%
International Paper Co. 9.375% 5/15/19	35,000	45,020
Rock-Tenn Co. 5.625% 3/15/13	20,000	20,650
Rock-Tenn Co. 8.200% 8/15/11	95,000	97,613
Rock-Tenn Co. 9.250% 3/15/16	220,000	239,800
Verso Paper Holdings LLC 11.500% 7/01/14	70,000	76,825

		479,908

Gas — 0.0%
Southwest Gas Corp. 8.375% 2/15/11	50,000	50,393

Hand & Machine Tools — 0.1%
Black & Decker Corp. 8.950% 4/15/14	80,000	95,123
Kennametal, Inc. 7.200% 6/15/12	160,000	168,682

		263,805

	Principal Amount	Value
Health Care – Products — 0.5%
Beckman Coulter, Inc. 6.000% 6/01/15	$95,000	$103,678
Beckman Coulter, Inc. 7.000% 6/01/19	75,000	82,325
Boston Scientific Corp. 4.500% 1/15/15	500,000	510,509
Boston Scientific Corp. 6.000% 1/15/20	125,000	130,300
Covidien International Finance SA 5.450% 10/15/12	160,000	172,459

		999,271

Health Care – Services — 0.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	275,000	300,437
Roche Holdings, Inc. (a) 5.000% 3/01/14	120,000	131,409
Roche Holdings, Inc. (a) 6.000% 3/01/19	30,000	34,885

		466,731

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	135,000	144,574
Kansas City Southern Railway 13.000% 12/15/13	172,000	204,680
Leucadia National Corp. 7.750% 8/15/13	320,000	345,600

		694,854

Home Builders — 0.2%
Plute Group, Inc. 6.250% 2/15/13	370,000	376,475
Toll Brothers Finance Corp. 4.950% 3/15/14	100,000	102,405

		478,880

Home Furnishing — 0.2%
Whirlpool Corp. 6.125% 6/15/11	305,000	311,955
Whirlpool Corp. 8.600% 5/01/14	40,000	46,124

		358,079

Household Products — 0.3%
Church & Dwight Co., Inc. 3.350% 12/15/15	125,000	125,395
Fortune Brands, Inc. 3.000% 6/01/12	385,000	390,774

		516,169

Insurance — 1.2%
Aflac, Inc. 8.500% 5/15/19	55,000	68,007

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Allstate Corp. 7.450% 5/16/19	$15,000	$18,205
American International Group, Inc. 3.650% 1/15/14	60,000	61,025
American International Group, Inc. 6.400% 12/15/20	200,000	209,842
Berkshire Hathaway, Inc. 3.200% 2/11/15	390,000	402,433
CNA Financial Corp. 7.350% 11/15/19	130,000	142,578
Hartford Financial Services Group, Inc. 5.375% 3/15/17	400,000	407,112
Lincoln National Corp. 4.300% 6/15/15	75,000	77,260
Lincoln National Corp. 8.750% 7/01/19	130,000	162,610
MetLife Global Funding I (a) 2.875% 9/17/12	200,000	204,987
MetLife, Inc. Series A 6.817% 8/15/18	30,000	34,976
Principal Financial Group, Inc. 8.875% 5/15/19	55,000	69,194
Prudential Financial, Inc. 3.625% 9/17/12	175,000	181,618
Prudential Financial, Inc. 3.875% 1/14/15	115,000	118,643
Prudential Financial, Inc. 4.500% 11/15/20	100,000	97,795
Prudential Financial, Inc. 4.750% 9/17/15	230,000	243,337

		2,499,622

Investment Companies — 0.0%
Xstrata Finance Canada (a) 5.800% 11/15/16	45,000	49,362

Iron & Steel — 0.8%
AK Steel Corp. 7.625% 5/15/20	20,000	20,050
Allegheny Technologies, Inc. 8.375% 12/15/11	55,000	57,255
Allegheny Technologies, Inc. 9.375% 6/01/19	20,000	23,365
ArcelorMittal 9.000% 2/15/15	380,000	452,279
Reliance Steel & Aluminum Co. 6.200% 11/15/16	355,000	374,325
Steel Dynamics, Inc. 7.375% 11/01/12	710,000	749,050

		1,676,324

Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	200,000	194,212

	Principal Amount	Value
Marriott International, Inc. 5.810% 11/10/15	$60,000	$65,147
Marriott International, Inc. 6.200% 6/15/16	180,000	196,802
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	10,000	10,700
Wyndham Worldwide Corp. 6.000% 12/01/16	145,000	151,733

		618,594

Machinery – Diversified — 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	195,000	198,900
Roper Industries, Inc. 6.625% 8/15/13	145,000	161,609

		360,509

Manufacturing — 0.8%
Cooper US, Inc. 6.100% 7/01/17	100,000	113,851
General Electric Co. 5.250% 12/06/17	65,000	70,206
Illinois Tool Works, Inc. 5.150% 4/01/14	105,000	115,815
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	60,000	69,056
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	110,000	132,518
ITT Corp. 4.900% 5/01/14	90,000	96,621
ITT Corp. 6.125% 5/01/19	90,000	101,447
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	160,000	183,826
Textron, Inc. 6.200% 3/15/15	200,000	218,214
Textron, Inc. 7.250% 10/01/19	140,000	160,433
Tyco Electronics Group SA 6.000% 10/01/12	155,000	166,651
Tyco Electronics Group SA 6.550% 10/01/17	50,000	56,821
Tyco International Finance SA 4.125% 10/15/14	175,000	185,568
Tyco International Finance SA 8.500% 1/15/19	60,000	76,799

		1,747,826

Media — 0.9%
Comcast Corp. 6.500% 1/15/15	65,000	74,017
Cox Communications, Inc. 6.750% 3/15/11	75,000	75,902

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 5.875% 10/01/19	$240,000	$260,842
McGraw-Hill Cos., Inc. 5.375% 11/15/12	120,000	127,398
NBC Universal, Inc. (a) 5.150% 4/30/20	190,000	196,959
Scholastic Corp. 5.000% 4/15/13	320,000	320,800
Thomson Corp. 5.700% 10/01/14	235,000	261,131
Thomson Reuters Corp. 5.950% 7/15/13	65,000	72,157
Time Warner Cable, Inc. 5.400% 7/02/12	55,000	58,390
Time Warner Cable, Inc. 7.500% 4/01/14	110,000	126,149
Time Warner Cable, Inc. 8.250% 4/01/19	15,000	18,633
Time Warner Cable, Inc. 8.750% 2/14/19	60,000	76,348
Time Warner, Inc. 5.875% 11/15/16	135,000	152,377
Viacom, Inc. 6.250% 4/30/16	50,000	56,901

		1,878,004

Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	165,000	181,629

Mining — 1.3%
Alcoa, Inc. 6.150% 8/15/20	150,000	154,035
Corporacion Nacional del Cobre de Chile (a) 5.500% 10/15/13	80,000	86,784
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	245,000	271,031
Freeport-McMoRan Corp. 8.750% 6/01/11	190,000	195,402
Newmont Mining Corp. 5.125% 10/01/19	185,000	203,356
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	115,000	154,450
Teck Resources Ltd. 7.000% 9/15/12	65,000	69,129
Teck Resources Ltd. 9.750% 5/15/14	330,000	412,952
Teck Resources Ltd. 10.250% 5/15/16	160,000	198,000
Teck Resources Ltd. 10.750% 5/15/19	105,000	136,500
Vale Overseas Ltd. 5.625% 9/15/19	205,000	218,346

	Principal Amount	Value
Vale Overseas Ltd. 6.250% 1/11/16	$145,000	$160,940
Vale Overseas Ltd. 6.250% 1/23/17	75,000	83,633
Vale Overseas Ltd. 7.750% 5/15/12	320,000	343,156

		2,687,714

Office Equipment/Supplies — 0.2%
Xerox Corp. 4.250% 2/15/15	90,000	94,173
Xerox Corp. 5.500% 5/15/12	55,000	58,091
Xerox Corp. 5.625% 12/15/19	15,000	16,079
Xerox Corp. 8.250% 5/15/14	240,000	280,145

		448,488

Office Furnishings — 0.2%
Steelcase, Inc. 6.500% 8/15/11	445,000	454,756

Oil & Gas — 1.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	400,000	435,723
Cenovus Energy, Inc. 4.500% 9/15/14	215,000	230,384
Cenovus Energy, Inc. 5.700% 10/15/19	100,000	113,400
Devon Energy Corp. 6.300% 1/15/19	50,000	58,841
Motiva Enterprises LLC (a) 5.750% 1/15/20	155,000	173,865
Noble Holding International Ltd. 7.375% 3/15/14	165,000	187,195
Pioneer Natural Resources Co. 5.875% 7/15/16	220,000	226,190
Pioneer Natural Resources Co. 7.500% 1/15/20	200,000	219,605
Rowan Cos., Inc. 5.000% 9/01/17	250,000	252,177
Shell International Finance BV 5.625% 6/27/11	10,000	10,241
Talisman Energy, Inc. 7.750% 6/01/19	105,000	129,628
Tesoro Corp. 6.500% 6/01/17	55,000	55,138
Transocean, Inc., Convertible 1.500% 12/15/37	90,000	88,650
Valero Energy Corp. 4.500% 2/01/15	175,000	182,008
Valero Energy Corp. 6.125% 2/01/20	150,000	159,310

		2,522,355

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.2%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	$335,000	$335,000

Packaging & Containers — 0.5%
Ball Corp. 7.125% 9/01/16	220,000	237,050
Bemis Co., Inc. 6.800% 8/01/19	160,000	183,835
Packaging Corporation of America 5.750% 8/01/13	160,000	171,583
Sealed Air Corp. (a) 5.625% 7/15/13	240,000	253,604
Sealed Air Corp. 7.875% 6/15/17	200,000	219,940

		1,066,012

Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	70,000	80,032
Mead Johnson Nutrition Co. 4.900% 11/01/19	190,000	200,424
Mylan, Inc. (a) 7.625% 7/15/17	100,000	106,375

		386,831

Pipelines — 1.7%
Boardwalk Pipelines LLC 5.500% 2/01/17	35,000	37,186
CenterPoint Energy Resources Corp. 6.125% 11/01/17	160,000	178,567
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	165,000	171,978
DCP Midstream LLC (a) 9.750% 3/15/19	5,000	6,462
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	400,000	395,971
Enbridge, Inc. 5.800% 6/15/14	190,000	211,357
Energy Transfer Partners LP 9.700% 3/15/19	200,000	258,492
Enogex LLC (a) 6.875% 7/15/14	305,000	335,360
Enterprise Products Operating LP 7.500% 2/01/11	30,000	30,132
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	35,000	37,273
Kern River Funding Corp. (a) 4.893% 4/30/18	69,748	76,355
Kinder Morgan Energy Partners LP 6.000% 2/01/17	35,000	38,642
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	550,000	540,375

	Principal Amount	Value
Magellan Midstream Partners LP 6.550% 7/15/19	$105,000	$119,701
Plains All American Pipeline LP 4.250% 9/01/12	270,000	281,555
Plains All American Pipeline LP 5.625% 12/15/13	95,000	103,905
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	120,000	129,593
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	80,000	85,308
Southern Natural Gas Co. (a) 5.900% 4/01/17	60,000	64,342
Texas Eastern Transmission LP (a) 6.000% 9/15/17	45,000	50,469
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	95,000	104,979
Williams Partners LP 5.250% 3/15/20	270,000	279,882

		3,537,884

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	145,000	144,993
Brookfield Asset Management, Inc. 7.125% 6/15/12	90,000	95,976

		240,969

Real Estate Investment Trusts (REITS) — 0.4%
Boston Properties LP 5.000% 6/01/15	30,000	32,172
Mack-Cali Realty LP 7.750% 8/15/19	95,000	110,556
ProLogis 5.625% 11/15/16	410,000	421,375
Senior Housing Properties Trust 8.625% 1/15/12	20,000	20,900
Simon Property Group LP 4.200% 2/01/15	35,000	36,597
Simon Property Group LP 5.650% 2/01/20	110,000	118,991

		740,591

Retail — 0.2%
J.C. Penney Corp., Inc. 7.950% 4/01/17	25,000	27,250
Lowe’s Cos., Inc. 5.600% 9/15/12	70,000	75,526
Nordstrom, Inc. 6.750% 6/01/14	50,000	56,667
Staples, Inc. 9.750% 1/15/14	200,000	242,370

		401,813

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Savings & Loans — 0.1%
Glencore Funding LLC (a) 6.000% 4/15/14	$220,000	$232,496

Software — 0.4%
CA, Inc. 5.375% 12/01/19	65,000	67,203
Fiserv, Inc. 6.125% 11/20/12	375,000	405,554
Microsoft Corp. 3.000% 10/01/20	300,000	281,309
Oracle Corp. (a) 3.875% 7/15/20	150,000	149,113

		903,179

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (a) 8.875% 3/15/18	335,000	358,450

Telecommunications — 2.3%
America Movil SAB de CV 5.000% 3/30/20	100,000	103,945
American Tower Corp. 4.500% 1/15/18	300,000	297,380
American Tower Corp. 5.050% 9/01/20	390,000	383,539
Cellco Partnership/Verizon Wireless Capital LLC 7.375% 11/15/13	165,000	191,162
CenturyLink, Inc. 5.500% 4/01/13	160,000	166,141
CenturyLink, Inc. 6.150% 9/15/19	105,000	105,318
Embarq Corp. 6.738% 6/01/13	985,000	1,069,920
Embarq Corp. 7.082% 6/01/16	150,000	165,886
Qwest Corp. 7.875% 9/01/11	185,000	190,550
Qwest Corp. 8.875% 3/15/12	435,000	470,344
Rogers Communications, Inc. 5.500% 3/15/14	35,000	38,225
Rogers Communications, Inc. 6.375% 3/01/14	65,000	73,034
Rogers Communications, Inc. 6.800% 8/15/18	70,000	84,158
Telecom Italia Capital 6.175% 6/18/14	175,000	186,107
Verizon Communications, Inc. 8.750% 11/01/18	120,000	156,698
Verizon New England, Inc. 6.500% 9/15/11	115,000	119,473
Virgin Media Secured Finance PLC 6.500% 1/15/18	345,000	363,112

	Principal Amount	Value
Windstream Corp. 7.875% 11/01/17	$210,000	$220,762
Windstream Corp. 8.125% 8/01/13	400,000	440,000

		4,825,754

Textiles — 0.0%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	40,000	42,400

Transportation — 0.4%
Bristow Group, Inc. 7.500% 9/15/17	515,000	543,325
Canadian National Railway Co. 5.850% 11/15/17	40,000	45,159
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	190,000	226,017
Ryder System, Inc. 5.000% 6/15/12	90,000	94,311

		908,812

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	675,000	668,575
GATX Corp. 4.750% 10/01/12	215,000	225,219
GATX Corp. 4.750% 5/15/15	60,000	62,807
GATX Corp. 8.750% 5/15/14	220,000	255,254

		1,211,855

TOTAL CORPORATE DEBT (Cost $63,585,673)		64,163,774

MUNICIPAL OBLIGATIONS — 0.1%
Access Group, Inc., Delaware VRN 1.761% 9/01/37	155,000	142,212
State of California 5.950% 4/01/16	75,000	78,624

		220,836

TOTAL MUNICIPAL OBLIGATIONS (Cost $218,651)		220,836

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.8%
Automobile ABS — 3.1%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	300,000	299,981
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2, ABS 0.960% 5/08/14	275,000	275,011

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.401% 8/20/13	$245,000	$240,282
Avis Budget Rental Car Funding AESOP LLC, Series 2006-1A, Class A FRN (a) 0.481% 3/20/12	265,000	264,838
Bank of America Auto Trust, Series 2009-3A, Class A2 (a) 0.890% 4/15/12	40,960	40,970
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	450,000	450,817
CarMax Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	77,491	77,547
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.260% 12/15/20	506,710	511,201
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	225,000	225,040
Ford Credit Auto Lease Trust, Series 2010-A, Class A2 (a) 1.040% 3/15/13	290,378	290,607
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2, ABS 0.830% 11/15/13	425,000	424,898
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	425,000	423,838
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	300,000	301,003
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	203,766	203,679
Nissan Auto Lease Trust, Series 2010-B, Class A2, ABS 0.900% 5/15/13	275,000	275,012
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2, ABS 0.930% 6/17/13	375,000	374,981
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	350,000	349,962
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	325,000	325,298
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 8/15/12	300,000	300,287
USAA Auto Owner Trust, Series 2009-2, Class A2 0.740% 3/15/12	18,859	18,860

	Principal Amount	Value
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	$350,000	$350,337
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	185,901	186,014
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.810% 3/15/18	247,257	248,428

		6,458,891

Commercial MBS — 4.8%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.742% 2/10/51	535,000	566,931
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	440,000	462,649
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	295,000	311,996
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	268,065
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	210,000	213,485
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	160,000	162,930
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 VRN 5.405% 12/11/40	80,000	85,483
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	470,000	505,305
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	425,000	453,650
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	110,000	117,564
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/13/50	400,000	422,541
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	266,539	270,082

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.815% 12/10/49	$265,000	$285,597
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	325,000	340,112
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.214% 2/15/41	265,000	152,495
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	150,000	156,370
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.883% 7/10/38	110,000	119,467
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.232% 5/15/41	545,000	581,135
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	235,000	246,732
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	200,000	211,739
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, CMO, VRN 5.241% 11/12/37	500,000	540,879
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4 VRN 5.291% 1/12/44	85,000	90,732
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	200,000	206,636
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	501,003
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.907% 6/12/46	245,000	266,301
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	416,239
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	365,000	376,187

	Principal Amount	Value
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.280% 1/11/43	$320,000	$357,565
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.049% 8/15/39	570,000	619,775
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	239,155
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.858% 2/15/51	379,436	390,999

		9,939,799

Home Equity ABS — 1.0%
ACE Securities Corp., Series 2005-SD1, Class A1 FRN 0.661% 11/25/50	31,565	31,284
Asset-Backed Funding Certificates, Series 2005-OPT1, Class A2C FRN 0.621% 7/25/35	200,800	189,857
Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2 0.621% 9/25/35	205,725	184,465
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M1 FRN 0.761% 1/25/36	100,000	81,365
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.791% 1/25/35	130,688	126,395
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.851% 12/25/34	65,314	59,697
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.491% 9/25/34	162,983	152,616
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3 FRN 0.921% 3/25/35	270,000	201,559
Countrywide Partnership Trust, Series 2004-EC1, Class M1 0.861% 2/25/35	144,301	132,243
Morgan Stanley ABS Capital I, Series 2005-HE4, Class A2C, ABS, FRN 0.631% 7/25/35	275,484	267,874
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.711% 3/25/35	175,000	140,485
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	331	323

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.601% 3/25/36	$274,483	$251,092
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.661% 10/25/35	200,000	155,993

		1,975,248

Student Loans ABS — 4.8%
Access Group, Inc., Series 2002-1, Class A2 FRN 0.483% 9/25/25	314,569	313,457
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.631% 11/25/34	298,160	272,787
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1 FRN 0.691% 7/25/35	165,000	119,050
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.361% 5/25/36	70,707	69,250
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.313% 3/28/17	281,625	278,754
CNH Equipment Trust, Series 2010-C, Class A2, ABS 0.830% 4/15/13	275,000	275,089
College Loan Corp. Trust, Series 2007-1, Class A7 FRN 1.761% 1/25/47	400,000	382,000
College Loan Corp. Trust, Series 2007-1, Class A9 FRN 1.761% 1/25/47	122,000	116,357
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.761% 1/25/47	450,000	384,750
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.602% 12/15/17	353,015	352,895
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.318% 5/25/22	359,310	358,876
Goal Capital Funding Trust, Series 2005-2, Class B FRN 0.818% 11/25/44	225,000	176,045
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.641% 9/25/35	511,286	496,531
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1, ABS, FRN 0.761% 2/25/35	298,648	278,345
National Collegiate Student Loan Trust, Series 2006-4, Class A1 FRN 0.291% 3/25/25	329,029	326,526

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2005-2, Class A2 FRN 0.411% 2/25/26	$174,359	$172,730
Nelnet Student Loan Trust, Series 2010-4A, Class A, ABS, FRN (a) 1.069% 4/25/46	200,000	200,031
Newport Waves CDO (Acquired 5/4/10, Cost $129,353), Series 2007-1A, Class A3LS FRN (a) (c) 0.904% 6/20/14	225,000	125,572
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.388% 10/28/26	418,773	413,531
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.458% 4/28/17	872,225	870,661
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.482% 11/28/23	125,334	122,366
Park Place Securities, Inc., Series 2005-WHQ3, Class M1 FRN 0.681% 6/25/35	275,000	246,826
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.409% 1/15/19	329,000	316,430
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.352% 9/15/20	112,696	111,089
SLM Student Loan Trust, Series 2006-B, Class A2 FRN 0.352% 6/15/21	130,772	130,261
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.892% 3/15/38	171,436	141,811
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.952% 6/15/38	225,242	186,551
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.711% 12/15/16	600,000	599,999
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.712% 12/15/16	145,000	145,000
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.716% 12/15/16	425,000	424,999
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.765% 1/27/42	135,000	132,975
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.910% 12/15/17	298,908	297,548

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.478% 10/28/28	$98,522	$97,300
South Carolina Student Loan Corp., Series 2010-1, Class A1, ABS, FRN 0.722% 1/25/21	525,000	525,001
Tax Liens Securitization Trust, Series 2010-1A, Class 1A1 (a) 0.880% 4/15/18	159,647	159,615
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	175,000	174,685

		9,795,693

WL Collateral CMO — 0.9%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.341% 7/20/36	15,089	14,913
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.021% 8/25/34	43,826	39,068
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 3.183% 2/25/34	8,741	7,738
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.287% 9/25/33	5,057	4,109
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.880% 8/25/34	8,553	7,879
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.451% 1/19/38	162,715	105,032
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.371% 5/25/37	146,157	75,176
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.761% 8/25/34	21,927	16,592
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.511% 8/25/36	54,562	40,702
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.704% 7/25/33	1,705	1,653
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.377% 2/25/34	3,110	2,868
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.618% 2/25/34	182	166
Morgan Stanley Reremic Trust 3.000% 7/17/56	1,191,272	1,190,152

	Principal Amount	Value
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.441% 6/25/46	$311,533	$123,741
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.451% 4/25/46	189,956	114,518
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.909% 3/25/34	13,503	12,108
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.728% 4/25/44	39,629	30,063

		1,786,478

WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.311% 12/25/36	362,299	357,606
Structured Asset Securities Corp., Series 2006-GEL4, Class A1 FRN (a) 0.381% 10/25/36	132,559	129,791
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.766% 6/25/32	14,180	12,335

		499,732

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,172,496)		30,455,841

SOVEREIGN DEBT OBLIGATIONS — 0.2%
Colombia Government International Bond 7.375% 3/18/19	100,000	120,000
Poland Government International Bond 6.375% 7/15/19	130,000	145,627
Rebublic of Brazil International Bond 5.875% 1/15/19	165,000	183,150

		448,777

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $434,062)		448,777

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 18.2%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	46,454	51,635
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	38,546	43,607

		95,242

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 18.2%
Federal Home Loan Mortgage Corp. Pool #G05849 4.500% 5/01/40	$6,692,608	$6,863,583
Pool #C01283 5.500% 11/01/31	54,759	58,719
Pool #E85389 6.000% 9/01/16	12,496	13,529
Pool #G11431 6.000% 2/01/18	9,846	10,679
Pool #E85301 6.500% 9/01/16	21,544	23,526
Pool #E85032 6.500% 9/01/16	4,441	4,816
Pool #E85409 6.500% 9/01/16	25,462	27,673
Pool #C01079 7.500% 10/01/30	1,530	1,728
Pool #C01135 7.500% 2/01/31	5,342	6,015
Pool #554904 9.000% 3/01/17	76	85
Federal Home Loan Mortgage Corp. TBA Pool #2308 4.000% 10/01/39 (d)	1,900,000	1,886,047
Federal National Mortgage Association Pool #725692 2.480% 10/01/33	112,653	117,352
Pool #775539 2.485% 5/01/34	53,086	55,510
Pool #888586 2.761% 10/01/34	130,179	136,083
Pool #255148 5.500% 2/01/14	616	644
Pool #587994 6.000% 6/01/16	4,129	4,486
Pool #253880 6.500% 7/01/16	17,314	18,772
Pool #575667 7.000% 3/01/31	10,329	11,612
Pool #572577 7.000% 4/01/31	1,990	2,236
Pool #497120 7.500% 8/01/29	176	198
Pool #507053 7.500% 9/01/29	500	564
Pool #529453 7.500% 1/01/30	2,095	2,367
Pool #531196 7.500% 2/01/30	149	168
Pool #532418 7.500% 2/01/30	1,381	1,559

	Principal Amount	Value
Pool #530299 7.500% 3/01/30	$560	$632
Pool #536386 7.500% 4/01/30	113	128
Pool #535996 7.500% 6/01/31	5,738	6,483
Pool #523499 8.000% 11/01/29	1,030	1,169
Pool #252926 8.000% 12/01/29	155	176
Pool #532819 8.000% 3/01/30	132	150
Pool #537033 8.000% 4/01/30	994	1,131
Pool #534703 8.000% 5/01/30	688	782
Pool #253437 8.000% 9/01/30	140	159
Pool #253481 8.000% 10/01/30	66	75
Pool #190317 8.000% 8/01/31	2,698	3,065
Pool #596656 8.000% 8/01/31	938	1,054
Pool #599652 8.000% 8/01/31	20,607	23,452
Pool #602008 8.000% 8/01/31	2,941	3,343
Pool #597220 8.000% 9/01/31	1,582	1,800
Federal National Mortgage Association TBA
Pool #5719 4.000% 11/01/23 (d)	12,253,000	12,615,804
Pool #4992 4.000% 10/01/39 (d)	1,890,000	1,880,107
Pool #11007 4.500% 12/01/20 (d)	9,136,000	9,576,384
Pool #26443 5.000% 4/01/36 (d)	1,780,000	1,871,364
Government National Mortgage Association
Pool #008746 3.125% 11/20/25	2,390	2,457
Pool #080136 3.125% 11/20/27	441	454
Pool #712488 4.500% 6/15/39	145,393	151,158
Pool #714477 4.500% 6/15/39	152,118	158,149
Pool #718725 4.500% 8/15/39	156,523	162,729
Pool #705250 4.500% 8/15/39	156,615	162,824

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #705294 4.500% 8/15/39	$156,533	$162,739
Pool #716176 4.500% 10/15/39	157,011	163,236
Pool #718246 4.500% 11/15/39	157,258	163,493
Pool #718023 4.500% 11/15/39	135,818	141,203
Pool #737035 4.500% 2/15/40	673,263	699,957
Pool #733333 4.500% 4/15/40	158,234	164,507
Pool #371146 7.000% 9/15/23	1,250	1,401
Pool #352022 7.000% 11/15/23	5,910	6,617
Pool #491089 7.000% 12/15/28	7,711	8,696
Pool #483598 7.000% 1/15/29	2,626	2,955
Pool #478658 7.000% 5/15/29	1,706	1,927
Pool #500928 7.000% 5/15/29	2,486	2,805
Pool #498541 7.000% 6/15/29	1,676	1,791
Pool #509546 7.000% 6/15/29	3,251	3,672
Pool #499410 7.000% 7/15/29	614	694
Pool #510083 7.000% 7/15/29	1,117	1,261
Pool #493723 7.000% 8/15/29	2,817	3,182
Pool #507093 7.000% 8/15/29	1,062	1,200
Pool #581417 7.000% 7/15/32	8,067	9,127
Pool #591581 7.000% 8/15/32	3,273	3,705
Pool #210946 7.500% 3/15/17	1,519	1,675
Pool #203940 7.500% 4/15/17	3,048	3,327
Pool #181168 7.500% 5/15/17	1,404	1,548
Pool #193870 7.500% 5/15/17	2,177	2,382
Pool #226163 7.500% 7/15/17	2,850	3,147
Pool #385760 7.500% 6/15/24	326	366

	Principal Amount	Value
New Valley Generation IV 4.687% 1/15/22	$54,837	$56,723

		37,486,316

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $36,850,101)		37,581,558

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds & Notes — 6.1%
U.S. Treasury Note 0.375% 8/31/12	4,470,000	4,462,404
U.S. Treasury Note 0.750% 12/15/13	2,790,000	2,770,274
U.S. Treasury Note 2.625% 8/15/20	4,190,000	3,972,808
U.S. Treasury Note 3.000% 9/30/16	1,245,000	1,291,542

		12,497,028

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,534,765)		12,497,028

TOTAL BONDS & NOTES (Cost $143,795,748)		145,367,814

TOTAL LONG-TERM INVESTMENTS (Cost $143,795,748)		145,367,814

SHORT-TERM INVESTMENTS — 42.4%
Commercial Paper — 42.4%
AGL Capital Corp. (a) 0.350% 1/14/11	4,750,000	4,749,400
Apache Corp. (a) 0.360% 1/06/11	4,000,000	3,999,800
Bacardi USA, Inc. 0.380% 1/20/11	4,750,000	4,749,047
BMW U.S. Capital LLC (a) 0.380% 1/03/11	4,500,000	4,499,905
British Aerospace Public Ltd. Co. (a) 0.350% 1/07/11	2,855,000	2,854,833
Carnival PLC (a) 0.320% 1/10/11	4,275,000	4,274,658
Danske Corp. (a) 0.300% 1/28/11	2,000,000	1,999,550
Duke Energy Corp. (a) 0.360% 1/12/11	3,875,000	3,874,574
Enbridge Energy Partners LP (a) 0.400% 1/27/11	1,100,000	1,099,682
ERAC USA Finance (a) 0.420% 1/04/11	4,250,000	4,249,851

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
H.J. Heinz Finance Co. (a) 0.370% 1/13/11	$4,500,000	$4,499,445
National Grid USA (a) 0.480% 2/03/11	4,750,000	4,747,910
Natixis US Finance Co. LLC 0.300% 1/18/11	4,500,000	4,499,362
Nextera Energy Capital Holdings, Inc. 0.360% 1/14/11	4,750,000	4,749,382
Nissan Motor Acceptance Corp. (a) 0.380% 1/07/11	2,750,000	2,749,826
ONEOK Partners (a) 0.340% 1/21/11	1,675,000	1,674,684
Oneok, Inc. (a) 0.320% 1/21/11	1,750,000	1,749,689
Reckett Ben TSY (a) 0.280% 1/13/11	2,575,000	2,574,760
Southern Power Co. (a) 0.330% 1/13/11	4,050,000	4,049,555
United Healthcare Co. (a) 0.400% 1/03/11	1,925,000	1,924,957
Virginia Electric and Power Co. 0.350% 1/11/11	4,500,000	4,499,562
Volkswagen Group of America, Inc. (a) 0.350% 1/05/11	4,375,000	4,374,830
Wellpoint, Inc. (a) 0.300% 2/04/11	1,650,000	1,649,533
Wellpoint, Inc. (a) 0.340% 3/03/11	3,000,000	2,998,272
Xcel Energy, Inc. (a) 0.330% 1/27/11	4,500,000	4,498,927

		87,591,994

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/03/11	54,372	54,372

TOTAL SHORT-TERM INVESTMENTS (Cost $87,646,366)		87,646,366

TOTAL INVESTMENTS — 112.9% (Cost $231,442,114) (e)		233,014,180

Other Assets/(Liabilities) — (12.9)%		(26,628,168)

NET ASSETS — 100.0%		$206,386,012

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, these securities amounted to a value of $80,613,609 or 39.06% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2010, these securities amounted to a value of $4,217 or 0.00% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2010, these securities amounted to a value of $125,572 or 0.06% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Advertising — 0.1%
APAC Customer Services, Inc. (a)	4,480	$27,194
China MediaExpress Holdings, Inc. (a)	6,600	104,544
Harte-Hanks, Inc.	102	1,302

		133,040

Aerospace & Defense — 1.5%
BE Aerospace, Inc. (a)	28,578	1,058,243
Cubic Corp.	4,854	228,866
Ducommun, Inc.	2,220	48,352
Esterline Technologies Corp. (a)	120	8,231
GenCorp, Inc. (a)	27,120	140,210
LMI Aerospace, Inc. (a)	670	10,713
Spirit AeroSystems Holdings, Inc. Class A (a)	22,380	465,728
Teledyne Technologies, Inc. (a)	1,540	67,714

		2,028,057

Airlines — 0.8%
Alaska Air Group, Inc. (a)	4,570	259,073
Copa Holdings SA Class A	790	46,484
Hawaiian Holdings, Inc. (a)	28,347	222,240
JetBlue Airways Corp. (a)	35,280	233,201
Pinnacle Airlines Corp. (a)	4,684	37,004
Republic Airways Holdings, Inc. (a)	17,120	125,318
US Airways Group, Inc. (a)	16,990	170,070

		1,093,390

Apparel — 0.7%
Ascena Retail Group, Inc. (a)	770	20,343
Carter’s, Inc. (a)	70	2,066
Deckers Outdoor Corp. (a)	1,691	134,840
Perry Ellis International, Inc. (a)	5,032	138,229
The Timberland Co. Class A (a)	11,514	283,129
True Religion Apparel, Inc. (a)	2,990	66,558
The Warnaco Group, Inc. (a)	4,510	248,366

		893,531

Auto Manufacturers — 0.2%
Oshkosh Corp. (a)	7,654	269,727

Automotive & Parts — 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	8,820	113,425
Cooper Tire & Rubber Co.	10,686	251,976
Dana Holding Corp. (a)	41,640	716,624
Federal-Mogul Corp. (a)	2,250	46,463
Fuel Systems Solutions, Inc. (a)	3,410	100,186

		1,228,674

Banks — 2.2%
Alliance Financial Corp.	941	30,441

	Number of Shares	Value
Banco Latinoamericano de Comercio Exterior SA	6,042	$111,535
Banco Macro SA Class B Sponsored ADR (Argentina)	4,956	248,791
BBVA Banco Frances SA Sponsored ADR (Argentina)	6,220	72,152
CapitalSource, Inc.	31,029	220,306
Cass Information Systems, Inc.	371	14,076
Century Bancorp, Inc. Class A	1,466	39,274
City Holding Co.	1,380	49,998
First Midwest Bancorp, Inc.	19,526	224,940
FirstMerit Corp.	17,203	340,447
Grupo Financiero Galicia SA ADR (Argentina) (a)	40	612
IBERIABANK Corp.	13,891	821,375
International Bancshares Corp.	2,996	60,010
National Bankshares, Inc.	1,126	35,458
Northrim BanCorp, Inc.	2,083	40,244
Synovus Financial Corp.	114,250	301,620
Westamerica Bancorp.	6,337	351,513

		2,962,792

Beverages — 0.2%
Cott Corp. (a)	25,444	229,250

Biotechnology — 0.9%
Bio-Rad Laboratories, Inc. Class A (a)	390	40,502
Cambrex Corp. (a)	12,326	63,725
Harvard Bioscience, Inc. (a)	8,921	36,487
Human Genome Sciences, Inc. (a)	8,130	194,226
Integra LifeSciences Holdings (a)	13,747	650,233
Myriad Genetics, Inc. (a)	2,560	58,470
PDL BioPharma, Inc.	32,006	199,397

		1,243,040

Building Materials — 0.6%
Eagle Materials, Inc.	27,784	784,898
Quanex Building Products Corp.	2,880	54,634

		839,532

Chemicals — 1.9%
Arch Chemicals, Inc.	1,030	39,068
Cytec Industries, Inc.	17,669	937,517
Gulf Resources, Inc. (a)	2,330	24,908
Hawkins, Inc.	3,874	172,005
Innophos Holdings, Inc.	8,321	300,222
Innospec, Inc. (a)	2,304	47,002
KMG Chemicals, Inc.	2,644	43,811
Minerals Technologies, Inc.	3,829	250,455
NewMarket Corp.	1,430	176,419
OM Group, Inc. (a)	3,670	141,332
Solutia, Inc. (a)	2,970	68,547
Stepan Co.	1,269	96,787
W.R. Grace & Co. (a)	7,359	258,522

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Westlake Chemical Corp.	450	$19,561

		2,576,156

Coal — 0.3%
Cloud Peak Energy, Inc. (a)	11,970	278,063
James River Coal Co. (a)	5,210	131,969

		410,032

Commercial Services — 5.8%
Advance America Cash Advance Centers, Inc.	24,584	138,654
Avis Budget Group, Inc. (a)	148	2,303
Bridgepoint Education, Inc. (a)	3,940	74,860
Capella Education Co. (a)	16,491	1,097,971
Career Education Corp. (a)	12,421	257,487
CBIZ, Inc. (a)	24,370	152,069
Chemed Corp.	3,573	226,921
Consolidated Graphics, Inc. (a)	4,410	213,576
Convergys Corp. (a)	12,635	166,403
Corvel Corp. (a)	830	40,131
CPI Corp.	1,790	40,364
Deluxe Corp.	13,873	319,356
Donnelley (R.R.) & Sons Co.	11,259	196,695
Emergency Medical Services Corp. Class A (a)	1,617	104,474
Euronet Worldwide, Inc. (a)	960	16,742
Forrester Research, Inc.	251	8,858
FTI Consulting, Inc. (a)	2,230	83,134
Global Cash Access Holdings, Inc. (a)	22,114	70,544
Great Lakes Dredge & Dock Co.	22,380	164,941
Healthspring, Inc. (a)	10,202	270,659
Hillenbrand, Inc.	3,004	62,513
HMS Holdings Corp. (a)	9,132	591,480
ITT Educational Services, Inc. (a)	3,330	212,088
Korn/Ferry International (a)	17,496	404,333
Lincoln Educational Services Corp.	7,310	113,378
MAXIMUS, Inc.	3,447	226,054
Navigant Consulting, Inc. (a)	1,220	11,224
Net 1 UEPS Technologies, Inc. (a)	16,143	197,913
Pre-Paid Legal Services, Inc. (a)	2,576	155,204
Providence Service Corp. (a)	1,890	30,372
Rent-A-Center, Inc.	9,727	313,988
Robert Half International, Inc.	33,440	1,023,264
Sotheby’s	50	2,250
Team, Inc. (a)	2,170	52,514
Teekay Offshore Partners LP	4,080	113,220
TeleTech Holdings, Inc. (a)	15,051	309,900
Valassis Communications, Inc. (a)	6,620	214,157

		7,679,994

Computers — 1.7%
CACI International, Inc. Class A (a)	14,160	756,144
DST Systems, Inc.	4,917	218,069
Jack Henry & Associates, Inc.	690	20,114
Manhattan Associates, Inc. (a)	8,843	270,065

	Number of Shares	Value
MTS Systems Corp.	50	$1,873
Netscout Systems, Inc. (a)	110	2,531
Rimage Corp. (a)	1,897	28,284
Spansion, Inc. (a)	990	20,493
STEC, Inc. (a)	80	1,412
Synaptics, Inc. (a)	9,272	272,411
Syntel, Inc.	480	22,939
Unisys Corp. (a)	2,638	68,298
Western Digital Corp. (a)	18,850	639,015

		2,321,648

Cosmetics & Personal Care — 0.0%
Inter Parfums, Inc.	1,440	27,144

Distribution & Wholesale — 1.0%
Brightpoint, Inc. (a)	3,330	29,071
Core-Mark Holding Co., Inc. (a)	380	13,524
Fossil, Inc. (a)	10,692	753,572
Owens & Minor, Inc.	810	23,838
Pool Corp.	23,016	518,781

		1,338,786

Diversified Financial — 2.3%
Calamos Asset Management, Inc. Class A	2,839	39,746
Credit Acceptance Corp. (a)	2,500	156,925
Encore Capital Group, Inc. (a)	5,672	133,008
Federal Agricultural Mortgage Corp. Class C	211	3,444
Federated Investors, Inc. Class B	7,100	185,807
Investment Technology Group, Inc. (a)	44	720
Janus Capital Group, Inc.	14,850	192,605
Knight Capital Group, Inc. Class A (a)	19,105	263,458
MF Global Holdings Ltd. (a)	76,695	641,170
National Financial Partners Corp. (a)	5,820	77,988
Nelnet, Inc. Class A	10,860	257,273
Oppenheimer Holdings, Inc. Class A (b)	410	10,746
optionsXpress Holdings, Inc.	20,402	319,699
Rodman & Renshaw Capital Group, Inc. (a)	5,950	15,946
Stifel Financial Corp. (a)	7,091	439,926
Waddell & Reed Financial, Inc. Class A	1,950	68,816
World Acceptance Corp. (a)	5,039	266,059

		3,073,336

Electric — 2.3%
The AES Corp. (a)	113,170	1,378,411
Cia Paranaense de Energia Sponsored ADR (Brazil)	11,152	280,696
El Paso Electric Co. (a)	7,466	205,539
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	4,490	61,423

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Integrys Energy Group, Inc.	3,314	$160,762
UIL Holdings Corp.	60	1,798
Unisource Energy Corp.	4,154	148,879
Westar Energy, Inc.	31,422	790,577

		3,028,085

Electrical Components & Equipment — 1.4%
Advanced Battery Technologies, Inc. (a)	3,410	13,128
China Sunergy Co. Ltd. (a)	26,104	109,115
Fushi Copperweld, Inc. (a)	2,920	25,930
Generac Holdings, Inc. (a)	24,329	393,400
Greatbatch, Inc. (a)	22,479	542,868
Hubbell, Inc. Class B	4,543	273,170
JA Solar Holdings Co. Ltd. ADR (Cayman Islands) (a)	25,980	179,782
Lihua International, Inc. (a)	5,970	67,103
Littelfuse, Inc.	140	6,588
Powell Industries, Inc. (a)	6,293	206,914
Power-One, Inc. (a)	8,250	84,150

		1,902,148

Electronics — 2.4%
AVX Corp.	15,447	238,347
Brady Corp. Class A	2,400	78,264
Celestica, Inc. (a)	5,750	55,775
China Digital TV Holding Co. Ltd. Sponsored ADR (Cayman Islands)	5,457	38,690
Coherent, Inc. (a)	2,840	128,198
Dolby Laboratories, Inc. Class A (a)	8,623	575,154
Imax Corp. (a)	40,559	1,137,680
Kemet Corp. (a)	6,730	98,123
Multi-Fineline Electronix, Inc. (a)	7,248	192,000
Newport Corp. (a)	740	12,854
Park Electrochemical Corp.	110	3,300
Spectrum Control, Inc. (a)	4,105	61,534
Thomas & Betts Corp. (a)	6,224	300,619
Vishay Intertechnology, Inc. (a)	18,898	277,423
Watts Water Technologies, Inc. Class A	622	22,759

		3,220,720

Energy – Alternate Sources — 0.3%
Green Plains Renewable Energy, Inc. (a)	930	10,472
GT Solar International, Inc. (a)	30,901	281,817
Solarfun Power Holdings Co. Ltd. Sponsored ADR (Cayman Islands) (a)	12,520	102,288

		394,577

Engineering & Construction — 1.3%
Aecom Technology Corp. (a)	18,516	517,892
Chicago Bridge & Iron Co. NV (a)	8,620	283,598
KBR, Inc.	7,120	216,946
Michael Baker Corp. (a)	3,446	107,171

	Number of Shares	Value
Sterling Construction Co., Inc. (a)	3,838	$50,048
Tutor Perini Corp.	23,095	494,464

		1,670,119

Entertainment — 1.0%
Bally Technologies, Inc. (a)	30,995	1,307,679
National CineMedia, Inc.	140	2,787
Speedway Motorsports, Inc.	5,136	78,684

		1,389,150

Environmental Controls — 0.6%
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a)	3,280	41,886
Waste Connections, Inc.	28,278	778,493

		820,379

Foods — 1.5%
B&G Foods Inc. Class A	1,570	21,556
Cal-Maine Foods, Inc.	4,732	149,436
Corn Products International, Inc.	5,560	255,760
Flowers Foods, Inc.	1,000	26,910
Fresh Del Monte Produce, Inc.	2,868	71,557
M&F Worldwide Corp. (a)	3,989	92,146
Nash Finch Co.	3,081	130,973
Overhill Farms, Inc. (a)	5,350	30,923
Seaboard Corp.	70	139,370
Spartan Stores, Inc.	80	1,356
TreeHouse Foods, Inc. (a)	20,802	1,062,774
Weis Markets, Inc.	420	16,939

		1,999,700

Forest Products & Paper — 1.0%
Boise, Inc.	21,512	170,590
Buckeye Technologies, Inc.	13,596	285,652
Clearwater Paper Corp. (a)	2,318	181,500
Domtar Corp.	3,161	239,983
KapStone Paper and Packaging Corp. (a)	8,930	136,629
P.H. Glatfelter Co.	10,719	131,522
Rock-Tenn Co. Class A	4,133	222,975

		1,368,851

Gas — 0.9%
Atmos Energy Corp.	7,292	227,511
Chesapeake Utilities Corp.	870	36,122
Nicor, Inc.	37	1,847
PAA Natural Gas Storage LP	15,940	397,544
Southwest Gas Corp.	7,409	271,688
UGI Corp.	6,500	205,270
Vectren Corp.	780	19,796

		1,159,778

Hand & Machine Tools — 0.6%
Franklin Electric Co., Inc.	822	31,992
Regal-Beloit Corp.	10,926	729,420

		761,412

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 2.1%
Atrion Corp.	606	$108,753
Bruker Corp. (a)	9,329	154,861
China Medical Technologies, Inc. Sponsored ADR (Cayman Islands) (a)	4,610	51,816
The Cooper Cos., Inc.	2,900	163,386
Cyberonics, Inc. (a)	200	6,204
Dexcom, Inc. (a)	25,400	346,710
Haemonetics Corp. (a)	690	43,594
Hill-Rom Holdings, Inc.	2,561	100,827
ICU Medical, Inc. (a)	1,330	48,545
Immucor, Inc. (a)	170	3,371
Invacare Corp.	8,440	254,550
Kensey Nash Corp. (a)	4,888	136,033
Kinetic Concepts, Inc. (a)	5,691	238,339
Orthofix International NV (a)	10,922	316,738
PSS World Medical, Inc. (a)	1,230	27,798
Steris Corp.	6,171	224,995
Utah Medical Products, Inc.	1,170	31,204
Volcano Corp. (a)	19,735	538,963
Young Innovations, Inc.	1,277	40,877

		2,837,564

Health Care – Services — 2.8%
Air Methods Corp. (a)	560	31,511
Allied Healthcare International, Inc. (a)	11,426	28,679
Almost Family, Inc. (a)	2,880	110,650
Amedisys, Inc. (a)	4,052	135,742
AMERIGROUP Corp. (a)	5,148	226,100
AmSurg Corp. (a)	11,204	234,724
Continucare Corp. (a)	10,945	51,223
The Ensign Group, Inc.	3,178	79,037
Gentiva Health Services, Inc. (a)	6,558	174,443
Health Management Associates, Inc. Class A (a)	112,939	1,077,438
HEALTHSOUTH Corp. (a)	350	7,249
Healthways, Inc. (a)	1,365	15,233
ICON PLC Sponsored ADR (Ireland) (a)	4,556	99,776
Kindred Healthcare, Inc. (a)	3,204	58,857
LHC Group, Inc. (a)	7,633	228,990
LifePoint Hospitals, Inc. (a)	6,348	233,289
Lincare Holdings, Inc.	8,230	220,811
Magellan Health Services, Inc. (a)	5,944	281,032
Mednax, Inc. (a)	1,867	125,630
Metropolitan Health Networks, Inc. (a)	15,582	69,652
NovaMed, Inc. (a)	2,572	29,655
Triple-S Management Corp. Class B (a)	6,260	119,441
U.S. Physical Therapy, Inc. (a)	4,635	91,866
Universal Health Services, Inc. Class B	26	1,129

		3,732,157

	Number of Shares	Value
Household Products — 0.6%
American Greetings Corp. Class A	8,822	$195,496
Central Garden & Pet Co. Class A (a)	19,427	191,939
CSS Industries, Inc.	1,624	33,471
Ennis, Inc.	6,532	111,697
Helen of Troy Ltd. (a)	3,007	89,428
Kid Brands, Inc. (a)	5,769	49,325
Prestige Brands Holdings, Inc. (a)	14,671	175,318

		846,674

Housewares — 0.4%
National Presto Industries, Inc.	2,100	273,021
The Toro Co.	5,054	311,529

		584,550

Insurance — 6.7%
Allied World Assurance Co. Holdings Ltd.	3,958	235,264
American Equity Investment Life Holding Co.	16,737	210,049
American Safety Insurance Holdings Ltd. (a)	2,212	47,293
AMERISAFE, Inc. (a)	6,229	109,008
AmTrust Financial Services, Inc.	13,114	229,495
Arch Capital Group Ltd. (a)	3,520	309,936
Argo Group International Holdings Ltd.	5,122	191,819
Aspen Insurance Holdings Ltd.	7,911	226,413
Brown & Brown, Inc.	14,070	336,836
Delphi Financial Group, Inc. Class A	1,470	42,395
EMC Insurance Group, Inc.	1,515	34,300
Endurance Specialty Holdings Ltd.	6,615	304,753
Enstar Group Ltd. (a)	1,568	132,621
FBL Financial Group, Inc. Class A	5,173	148,310
First American Financial Corp.	2,240	33,466
Flagstone Reinsurance Holdings SA	11,671	147,055
FPIC Insurance Group, Inc. (a)	4,096	151,388
The Hanover Insurance Group, Inc.	4,638	216,687
Harleysville Group, Inc.	2,797	102,762
Horace Mann Educators Corp.	9,335	168,403
Infinity Property & Casualty Corp.	4,585	283,353
Life Partners Holdings, Inc.	8,217	157,191
Maiden Holdings Ltd.	6,590	51,797
MBIA, Inc. (a)	2,990	35,850
Meadowbrook Insurance Group, Inc.	12,682	129,990
Mercury General Corp.	5,108	219,695
MGIC Investment Corp. (a)	75,440	768,734
Montpelier Re Holdings Ltd.	12,492	249,090
National Interstate Corp.	1,336	28,590
National Western Life Insurance Co. Class A	359	59,852
The Navigators Group, Inc. (a)	2,000	100,700
OneBeacon Insurance Group Ltd. Class A	7,070	107,181
Platinum Underwriters Holdings Ltd.	6,411	288,303

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Primerica, Inc.	5,350	$129,738
ProAssurance Corp. (a)	4,608	279,245
Protective Life Corp.	9,500	253,080
Radian Group, Inc.	25,320	204,332
RLI Corp.	998	52,465
Safety Insurance Group, Inc.	5,618	267,248
Selective Insurance Group, Inc.	4,220	76,593
StanCorp Financial Group, Inc.	5,112	230,756
Symetra Financial Corp.	13,360	183,032
Torchmark Corp.	7,280	434,907
Unitrin, Inc.	9,073	222,651
Universal American Corp.	9,320	190,594
Validus Holdings Ltd.	7,476	228,840
W.R. Berkley Corp.	11,670	319,525

		8,931,585

Internet — 4.4%
AOL, Inc. (a)	9,170	217,421
Blue Coat Systems, Inc. (a)	54,599	1,630,872
Check Point Software Technologies Ltd. (a)	21,593	998,892
EarthLink, Inc.	25,453	218,896
eResearch Technology, Inc. (a)	7,022	51,612
Giant Interactive Group, Inc. Sponsored ADR (Cayman Islands)	10,662	75,913
j2 Global Communications, Inc. (a)	32,941	953,642
Nutrisystem, Inc.	1,190	25,026
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	5,932	140,292
Saba Software, Inc. (a)	2,799	17,130
Sohu.com, Inc. (a)	3,849	244,373
TIBCO Software, Inc. (a)	39,682	782,132
United Online, Inc.	26,831	177,085
ValueClick, Inc. (a)	18,367	294,423
Web.com Group, Inc. (a)	1,260	10,647
Websense, Inc. (a)	3,126	63,301

		5,901,657

Investment Companies — 1.3%
American Capital Ltd. (a)	3,986	30,134
Ares Capital Corp.	58,917	970,952
BlackRock Kelso Capital Corp.	16,866	186,538
Gladstone Capital Corp.	10,027	115,511
Gladstone Investment Corp.	6,865	52,517
Hercules Technology Growth Capital, Inc.	2,721	28,190
MCG Capital Corp.	13,940	97,162
Solar Capital Ltd.	2,960	73,349
TICC Capital Corp.	9,087	101,865
Triangle Capital Corp.	2,074	39,406

		1,695,624

Leisure Time — 0.2%
Polaris Industries, Inc.	2,833	221,031

	Number of Shares	Value
Machinery – Construction & Mining — 0.3%
Terex Corp. (a)	13,660	$424,006

Machinery – Diversified — 1.7%
Alamo Group, Inc.	1,790	49,798
Applied Industrial Technologies, Inc.	7,338	238,338
Briggs & Stratton Corp.	9,350	184,101
Duoyuan Printing, Inc. (a)	10,950	32,083
DXP Enterprises, Inc. (a)	2,055	49,320
Gardner Denver, Inc.	11,723	806,777
NACCO Industries, Inc. Class A	530	57,436
Robbins & Myers, Inc.	3,520	125,946
Sauer-Danfoss, Inc. (a)	1,280	36,160
Twin Disc, Inc.	210	6,271
Wabtec Corp.	12,595	666,150
Zebra Technologies Corp. Class A (a)	1,650	62,683

		2,315,063

Manufacturing — 1.8%
A.O. Smith Corp.	3,160	120,333
AZZ, Inc.	3,682	147,317
Blount International, Inc. (a)	1,500	23,640
The Brink’s Co.	4,520	121,498
Ceradyne, Inc. (a)	9,325	294,017
China Yuchai International Ltd.	6,520	206,619
Crane Co.	1,570	64,480
Eastman Kodak Co. (a)	5,550	29,748
EnPro Industries, Inc. (a)	13,379	556,031
FreightCar America, Inc.	10,113	292,670
GP Strategies Corp. (a)	4,417	45,230
Koppers Holdings, Inc.	2,134	76,354
Sturm, Ruger & Co., Inc.	11,549	176,584
Teleflex, Inc.	600	32,286
Tredegar Corp.	7,756	150,311
Trimas Corp. (a)	560	11,458

		2,348,576

Media — 1.7%
Dex One Corp. (a)	3,470	25,886
The Dolan Co. (a)	13,120	182,631
FactSet Research Systems, Inc.	11,339	1,063,145
Gannett Co., Inc.	17,203	259,593
John Wiley & Sons, Inc. Class A	1,986	89,847
Journal Communications, Inc. Class A (a)	7,547	38,112
Lee Enterprises, Inc. (a)	19,690	48,437
The McClatchy Co. Class A (a)	13,050	60,944
Meredith Corp.	2,320	80,388
Scholastic Corp.	7,665	226,424
Sinclair Broadcast Group, Inc. Class A	21,617	176,827

		2,252,234

Metal Fabricate & Hardware — 0.2%
L.B. Foster Co. Class A (a)	230	9,416
The Timken Co.	6,240	297,835

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Valmont Industries, Inc.	20	$1,775

		309,026

Mining — 0.8%
Compass Minerals International, Inc.	11,549	1,030,979
Contango ORE, Inc. (a)	157	1,649
Redcorp Ventures Ltd. (c)	68,300	343

		1,032,971

Oil & Gas — 2.9%
Atwood Oceanics, Inc. (a)	6,140	229,452
Bill Barrett Corp. (a)	5,754	236,662
Callon Petroleum Co. (a)	9,700	57,424
Contango Oil & Gas Co. (a)	1,573	91,124
CVR Energy, Inc. (a)	8,633	131,049
Dominion Resources Black Warrior Trust	2,276	35,164
Gran Tierra Energy, Inc. (a)	17,720	142,646
Holly Corp.	46,017	1,876,113
Pengrowth Energy Trust	18,824	242,077
Petrobras Argentina SA ADR (Argentina)	1,940	51,177
PetroQuest Energy, Inc. (a)	13,570	102,182
Precision Drilling Corp. (a)	20,910	202,618
PrimeEnergy Corp. (a)	850	16,481
Stone Energy Corp. (a)	10,847	241,780
VAALCO Energy, Inc. (a)	10,540	75,466
W&T Offshore, Inc.	7,110	127,056

		3,858,471

Oil & Gas Services — 1.2%
Acergy SA Sponsored ADR (Luxembourg)	13,697	333,385
Bolt Technology Corp. (a)	3,037	39,997
Cal Dive International, Inc. (a)	11,210	63,561
Cie Generale de Geophysique-Veritas Sponsored ADR (France) (a)	4,258	130,252
Complete Production Services, Inc. (a)	7,164	211,696
Hornbeck Offshore Services, Inc. (a)	1,120	23,385
North American Energy Partners, Inc. (a)	200	2,452
Oil States International, Inc. (a)	5,181	332,050
SEACOR Holdings, Inc.	1,530	154,668
Superior Energy Services, Inc. (a)	6,530	228,485
TETRA Technologies, Inc. (a)	7,910	93,892
TGC Industries, Inc. (a)	7,470	28,386

		1,642,209

Packaging & Containers — 0.8%
Packaging Corporation of America	39,570	1,022,489
Silgan Holdings, Inc.	390	13,966

		1,036,455

Pharmaceuticals — 3.6%
China Sky One Medical, Inc. (a)	2,557	17,822

	Number of Shares	Value
Cubist Pharmaceuticals, Inc. (a)	9,556	$204,498
Endo Pharmaceuticals Holdings, Inc. (a)	7,658	273,467
Herbalife Ltd.	4,119	281,616
Hi-Tech Pharmacal Co., Inc. (a)	3,595	89,695
Impax Laboratories, Inc. (a)	10,080	202,709
Medicis Pharmaceutical Corp. Class A	8,259	221,259
Par Pharmaceutical Cos., Inc. (a)	6,403	246,580
Perrigo Co.	13,419	849,825
PharMerica Corp. (a)	2,740	31,373
Questcor Pharmaceuticals, Inc. (a)	20,498	301,936
Salix Pharmaceuticals Ltd. (a)	22,297	1,047,067
Sirona Dental Systems, Inc. (a)	5,382	224,860
SXC Health Solutions Corp. (a)	11,450	490,747
Targacept, Inc. (a)	310	8,215
Valeant Pharmaceuticals International, Inc.	2,956	83,625
ViroPharma, Inc. (a)	11,750	203,510

		4,778,804

Pipelines — 0.6%
MarkWest Energy Partners, LP	18,189	787,766

Real Estate Investment Trusts (REITS) — 6.7%
Associated Estates Realty Corp.	3,181	48,637
Brandywine Realty Trust	37,400	435,710
BRE Properties, Inc.	5,120	222,720
Campus Crest Communities, Inc.	24,780	347,416
CBL & Associates Properties, Inc.	15,342	268,485
Chatham Lodging Trust	8,260	142,485
Colonial Properties Trust	1,760	31,768
Digital Realty Trust, Inc.	27,570	1,420,958
Entertainment Properties Trust	1,580	73,075
Essex Property Trust, Inc.	2,020	230,724
Extra Space Storage, Inc.	11,866	206,468
Getty Realty Corp.	640	20,019
Hatteras Financial Corp.	27,055	818,955
Home Properties, Inc.	4,120	228,619
LaSalle Hotel Properties	26,705	705,012
Mid-America Apartment Communities, Inc.	16,143	1,024,919
Pebblebrook Hotel Trust	3,710	75,387
PS Business Parks, Inc.	2,560	142,643
Sabra Health Care REIT, Inc.	2,053	37,775
Saul Centers, Inc.	30	1,421
Sovran Self Storage, Inc.	80	2,945
Starwood Property Trust, Inc.	32,015	687,682
Strategic Hotels & Resorts, Inc. (a)	66,600	352,314
Tanger Factory Outlet Centers, Inc.	19,235	984,640
Taubman Centers, Inc.	4,627	233,571
U-Store-It Trust	15,300	145,809
Urstadt Biddle Properties, Inc. Class A	730	14,199

		8,904,356

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 6.4%
Aeropostale, Inc. (a)	9,267	$228,339
AFC Enterprises, Inc (a)	4,838	67,248
AnnTaylor Stores Corp. (a)	1,220	33,416
Big Lots, Inc. (a)	7,378	224,734
Bob Evans Farms, Inc.	1,490	49,110
The Bon-Ton Stores, Inc. (a)	320	4,051
Books-A-Million, Inc.	3,335	19,343
Brinker International, Inc.	11,262	235,151
Cash America International, Inc.	7,750	286,207
The Cato Corp. Class A	10,752	294,712
CEC Entertainment, Inc. (a)	7,318	284,158
The Children’s Place Retail Store, Inc. (a)	22,829	1,133,232
Collective Brands, Inc. (a)	2,610	55,071
Cracker Barrel Old Country Store, Inc.	11,030	604,113
Dillard’s, Inc. Class A	8,660	328,560
DSW, Inc. Class A (a)	6,037	236,047
Express, Inc.	5,170	97,196
EZCORP, Inc. Class A (a)	11,674	316,716
The Finish Line, Inc. Class A	13,665	234,901
First Cash Financial Services, Inc. (a)	9,528	295,273
Insight Enterprises, Inc. (a)	12,618	166,053
Jos. A. Bank Clothiers, Inc. (a)	4,057	163,578
Kirkland’s, Inc. (a)	13,475	189,054
The Men’s Wearhouse, Inc.	2,540	63,449
Nu Skin Enterprises, Inc. Class A	1,960	59,310
Papa John’s International, Inc. (a)	8,675	240,298
Phillips-Van Heusen Corp.	15,761	993,101
Retail Ventures, Inc. (a)	3,120	50,856
Ruby Tuesday, Inc. (a)	290	3,787
Select Comfort Corp. (a)	10,790	98,513
Signet Jewelers Ltd. (a)	6,912	299,981
Stage Stores, Inc.	3,220	55,835
Tractor Supply Co.	22,452	1,088,697

		8,500,090

Savings & Loans — 0.9%
BofI Holding, Inc. (a)	2,127	32,990
First Defiance Financial Corp. (a)	4,163	49,540
First Niagara Financial Group, Inc.	51,356	717,957
People’s United Financial, Inc.	30,560	428,145
ViewPoint Financial Group	2,460	28,757

		1,257,389

Semiconductors — 4.3%
Amkor Technology, Inc. (a)	14,529	107,369
ASM International NV (a)	1,460	51,129
ATMI, Inc. (a)	2,870	57,228
Cabot Microelectronics Corp. (a)	3,514	145,655
Cypress Semiconductor Corp. (a)	1,610	29,914
Entegris, Inc. (a)	4,360	32,569
Fairchild Semiconductor International, Inc. (a)	21,161	330,323

	Number of Shares	Value
Himax Technologies, Inc. ADR (Cayman Islands)	28,717	$67,772
Integrated Device Technology, Inc. (a)	320	2,131
Kulicke & Soffa Industries, Inc. (a)	11,920	85,824
Lattice Semiconductor Corp. (a)	28,892	175,086
Micrel, Inc.	15,478	201,059
Microsemi Corp. (a)	120	2,748
Netlogic Microsystems, Inc. (a)	26,106	819,990
ON Semiconductor Corp. (a)	6,260	61,849
Photronics, Inc. (a)	5,070	29,964
PMC-Sierra, Inc. (a)	10,170	87,360
QLogic Corp. (a)	11,216	190,896
Semtech Corp. (a)	37,732	854,253
Skyworks Solutions, Inc. (a)	30,051	860,360
Standard Microsystems Corp. (a)	630	18,163
Teradyne, Inc. (a)	19,350	271,674
Tessera Technologies, Inc. (a)	6,245	138,327
Varian Semiconductor Equipment Associates, Inc. (a)	22,886	846,095
Veeco Instruments, Inc. (a)	5,850	251,316

		5,719,054

Software — 4.4%
Actuate Corp. (a)	17,783	101,363
Acxiom Corp. (a)	12,947	222,041
Allscripts Healthcare Solutions, Inc. (a)	35,648	686,937
Blackboard, Inc. (a)	11,505	475,156
Broadridge Financial Solutions, Inc.	12,128	265,967
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	6,537	186,370
Compuware Corp. (a)	25,582	298,542
Concur Technologies, Inc. (a)	7,804	405,262
CSG Systems International, Inc. (a)	11,190	211,939
Fair Isaac Corp.	11,230	262,445
Ituran Location and Control Ltd.	2,508	43,740
Lawson Software, Inc. (a)	7,430	68,727
ManTech International Corp. Class A (a)	1,520	62,822
MicroStrategy, Inc. Class A (a)	2,039	174,273
Monotype Imaging Holdings, Inc. (a)	4,112	45,643
MSCI, Inc. Class A (a)	38,316	1,492,791
Open Text Corp. (a)	3,350	154,301
Patni Computer Systems Ltd. Sponsored ADR (India)	7,476	159,912
Pervasive Software, Inc. (a)	6,023	31,079
Quest Software, Inc. (a)	11,576	321,118
Satyam Computer Services Ltd. ADR (India) (a)	127	371
Shanda Games Ltd. Sponsored ADR (Cayman Islands) (a)	28,000	180,320

		5,851,119

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 3.7%
Anixter International, Inc.	3,971	$237,188
Arris Group, Inc. (a)	20,185	226,476
Atheros Communications, Inc. (a)	24,110	866,031
Black Box Corp.	3,465	132,675
Cellcom Israel Ltd.	6,040	197,448
Cincinnati Bell, Inc. (a)	37,511	105,031
Comtech Telecommunications Corp.	4,744	131,551
IDT Corp. Class B	3,690	94,649
InterDigital, Inc. (a)	7,307	304,263
Mastec, Inc. (a)	4,630	67,552
NeuStar, Inc. Class A (a)	47,296	1,232,061
Neutral Tandem, Inc. (a)	1,500	21,660
Nortel Inversora SA Series B ADR (Argentina) (a)	2,227	66,587
NTELOS Holdings Corp.	3,988	75,971
Plantronics, Inc.	6,933	258,046
Polycom, Inc. (a)	8,500	331,330
RF Micro Devices, Inc. (a)	37,631	276,588
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	6,780	56,952
USA Mobility, Inc.	12,569	223,351

		4,905,410

Textiles — 0.2%
G&K Services, Inc. Class A	2,918	90,195
UniFirst Corp.	3,158	173,848

		264,043

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc. (a)	8,280	150,862

Transportation — 2.7%
Atlas Air Worldwide Holdings, Inc. (a)	4,161	232,309
Diana Shipping, Inc. (a)	14,297	171,850
Excel Maritime Carriers Ltd. (a)	17,493	98,486
Genesee & Wyoming, Inc. Class A (a)	8,850	468,608
Guangshen Railway Co. Ltd. Sponsored ADR (China)	290	5,670
Heartland Express, Inc.	3,110	49,822
Hub Group, Inc. Class A (a)	24,586	863,952
Old Dominion Freight Line, Inc. (a)	40,871	1,307,463
Safe Bulkers, Inc.	16,433	145,596
United Continental Holdings, Inc. (a)	9,570	227,957

		3,571,713

Trucking & Leasing — 0.3%
Aircastle Ltd.	10,413	108,816
AMERCO (a)	2,370	227,614
Fly Leasing Ltd. ADR (Bermuda)	2,930	40,024

		376,454

	Number of Shares	Value
Water — 0.4%
Aqua America, Inc.	22,317	$501,686

TOTAL COMMON STOCK (Cost $94,749,265)		131,601,647

TOTAL EQUITIES (Cost $94,749,265)		131,601,647

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (c)	400	4

TOTAL RIGHTS (Cost $0)		4

TOTAL LONG-TERM INVESTMENTS (Cost $94,749,265)		131,601,651

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (d)	$1,948,788	1,948,788

TOTAL SHORT-TERM INVESTMENTS (Cost $1,948,788)		1,948,788

TOTAL INVESTMENTS —100.0% (Cost $96,698,053) (e)		133,550,439

Other Assets/(Liabilities) — (0.0)%		(65,334)

NET ASSETS — 100.0%		$133,485,105

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	This security is valued in good faith under procedures established by the Board of Trustees.
(d)	Maturity value of $1,948,790. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 5/15/39, and an aggregate market value, including accrued interest, of $1,990,958.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2010

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 94.0%
Auto Manufacturers — 1.6%
Tata Motors Ltd.	15,024	$438,101

Automotive & Parts — 3.2%
Hyundai Mobis (a)	3,460	866,207

Banks — 20.5%
Banco do Brasil SA	19,900	376,758
Bank Mandari Tbk PT	370,000	266,701
Bank Rakyat Indonesia	230,000	267,806
China Construction Bank Corp. Class H	951,130	855,142
Commercial International Bank	53,209	434,009
Credicorp Ltd.	3,700	439,967
ICICI Bank Ltd. Sponsored ADR (India)	8,600	435,504
Industrial & Commercial Bank of China	956,175	708,709
KB Financial Group, Inc. (a)	8,371	441,068
Sberbank	251,484	856,813
Turkiye Garanti Bankasi AS	75,576	384,291
Turkiye Halk Bankasi AS	13,797	117,469

		5,584,237

Beverages — 2.0%
Companhia de Bebidas das Americas ADR (Brazil)	17,640	547,369

Chemicals — 1.7%
LG Chem Ltd.	1,374	473,107

Computers — 3.1%
Compal Electronics, Inc.	262,070	346,428
Tata Consultancy Services Ltd.	19,166	497,054

		843,482

Diversified Financial — 2.3%
Hong Kong Exchanges and Clearing Ltd.	14,500	328,027
Redecard SA	23,000	291,710

		619,737

Electrical Components & Equipment — 0.5%
Exide Industries Ltd.	36,798	137,880

Electronics — 4.0%
Hon Hai Precision Industry Co. Ltd.	184,960	744,237
LG Display Co. Ltd. (a)	9,470	332,927

		1,077,164

Foods — 2.2%
China Yurun Food Group Ltd.	88,000	290,835
X5 Retail Group NV GDR (Netherlands) (a)	6,677	308,927

		599,762

	Number of Shares	Value
Forest Products & Paper — 1.0%
Nine Dragons Paper Holdings Ltd.	202,000	$286,265

Health Care – Products — 1.4%
Hengan International Group Co. Ltd.	43,000	370,611

Health Care – Services — 1.2%
Diagnosticos da America SA	23,600	319,666

Household Products — 1.9%
Hypermarcas SA (a)	37,754	512,539

Internet — 3.9%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	9,300	376,185
NHN Corp. (a)	1,682	335,634
Tencent Holdings Ltd.	16,000	351,871

		1,063,690

Iron & Steel — 2.2%
POSCO	662	283,515
Ternium SA Sponsored ADR (Luxembourg)	7,700	326,557

		610,072

Media — 0.5%
Naspers Ltd.	2,322	136,708

Mining — 6.9%
Antofagasta PLC	13,901	350,392
Cia de Minas Buenaventura SA, Series B Sponsored ADR (Peru)	10,417	510,016
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia)	4,800	113,616
Mining and Metallurgical Company Norilsk Nickel Sponsored ADR (Russia)	9,900	234,514
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	8,000	658,640

		1,867,178

Oil & Gas — 14.4%
CNOOC Ltd.	451,000	1,078,857
PetroChina Co. Ltd. Class H	290,000	379,463
Petroleo Brasileiro SA Sponsored ADR (Brazil)	24,940	852,200
Rosneft Oil Co. GDR (Russia) (b)	24,250	173,630
SK Energy Co. Ltd. (a)	3,897	664,414
Tupras-Turkiye Petrol Rafinerileri AS	30,561	766,504

		3,915,068

Real Estate — 1.7%
China Resources Land Ltd.	143,600	260,490
Yanlord Land Group Ltd.	151,000	197,622

		458,112

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 2.5%
Astra International Tbk PT	44,500	$269,162
Belle International Holdings Ltd.	160,000	269,565
Parkson Retail Group Ltd.	87,500	134,518

		673,245

Semiconductors — 6.9%
Samsung Electronics Co. Ltd.	1,839	1,536,791
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	26,561	333,075

		1,869,866

Shipbuilding — 1.7%
Hyundai Heavy Industries Co., Ltd.	1,221	476,171

Software — 1.1%
HCL Technologies Ltd.	28,814	293,583

Telecommunications — 5.6%
America Movil SAB de CV Sponsored ADR (Mexico)	14,959	857,749
Mobile TeleSystems Sponsored ADR (Russia)	15,585	325,259
VimpelCom Ltd. Sponsored ADR (Bermuda)	23,519	353,726

		1,536,734

TOTAL COMMON STOCK (Cost $20,203,815)		25,576,554

PREFERRED STOCK — 4.0%
Mining — 4.0%
Vale SA Sponsored ADR (Brazil) 1.770%	36,161	1,092,785

TOTAL PREFERRED STOCK (Cost $760,361)		1,092,785

TOTAL EQUITIES (Cost $20,964,176)		26,669,339

TOTAL LONG-TERM INVESTMENTS (Cost $20,964,176)		26,669,339

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/10, 0.010%, due 1/03/11 (c)	$638,926	$638,926

TOTAL SHORT-TERM INVESTMENTS (Cost $638,926)		638,926

TOTAL INVESTMENTS — 100.3% (Cost $21,603,102) (d)		27,308,265

Other Assets/(Liabilities) — (0.3)%		(90,732)

NET ASSETS — 100.0%		$27,217,533

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2010, these securities amounted to a value of $173,630 or 0.64% of net assets.
(c)	Maturity value of $638,927. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $653,086.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2010

	MML China Fund	MML Enhanced Index Core Equity Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$21,132,886	$17,320,523
Investments, at value — affiliated issuers (Note 7) (b)	-	-
Short-term investments, at value (Note 2) (c)	218,893	26,081

Total investments	21,351,779	17,346,604

Foreign currency, at value (d)	4,978	-
Receivables from:
Investments sold	-	-
Investment adviser (Note 3)	5,047	1,586
Fund shares sold	42,405	799
Interest and dividends	1,762	20,690
Collateral held for reverse repurchase agreements (Note 2)	-	-
Foreign taxes withheld	-	-

Total assets	21,405,971	17,369,679

Liabilities:
Payables for:
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Fund shares repurchased	-	5,901
Investments purchased on a when-issued basis (Note 2)	-	-
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	1,231	2,408
Affiliates (Note 3):
Investment management fees	18,731	8,101
Administration fees	4,460	-
Service fees	13,448	339
Accrued expense and other liabilities	36,892	30,424

Total liabilities	74,762	47,173

Net assets	$21,331,209	$17,322,506

Net assets consist of:
Paid-in capital	$19,044,970	$23,040,008
Undistributed (accumulated) net investment income (loss)	-	230,455
Distributions in excess of net investment income	(1,354)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	632,245	(8,368,749)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,655,348	2,420,792

Net assets	$21,331,209	$17,322,506

(a) Cost of investments — unaffiliated issuers:	$19,478,073	$14,899,731
(b) Cost of investments — affiliated issuers:	$-	$-
(c) Cost of short-term investments:	$218,893	$26,081
(d) Cost of foreign currency:	$4,444	$-

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$60,104,672	$522,855,791	$145,367,814	$131,590,905	$26,669,339
-	-	-	10,746	-
2,739,092	249,613,968	87,646,366	1,948,788	638,926

62,843,764	772,469,759	233,014,180	133,550,439	27,308,265

-	-	-	-	22,986

-	-	-	174,125	-
8,945	-	-	-	3,045
125,701	16,516,616	433,537	36,750	5,531
1,114,811	3,598,657	1,084,403	142,481	7,118
-	8,957,218	-	-	-
-	-	-	-	969

64,093,221	801,542,250	234,532,120	133,903,795	27,347,914

-	373,628,131	-	-	-
-	154,586	-	-	-
149	2,895	33,969	254,281	20,278
-	-	27,969,921	-	-
-	-	3,503	-	-
2,058	33,303	6,594	19,359	1,306

31,657	190,337	66,435	72,052	23,337
7,915	-	16,609	-	5,556
1,069	18,479	3,276	1,756	15,970
34,549	64,394	45,801	71,242	63,934

77,397	374,092,125	28,146,108	418,690	130,381

$64,015,824	$427,450,125	$206,386,012	$133,485,105	$27,217,533

$62,721,569	$418,218,330	$203,988,817	$111,750,324	$20,700,189
-	-	-	275,757	2,604
(1,099)	(24,716)	(3,006)	-	-
(408,885)	(12,084,726)	828,135	(15,393,368)	835,977
1,704,239	21,341,237	1,572,066	36,852,392	5,678,763

$64,015,824	$427,450,125	$206,386,012	$133,485,105	$27,217,533

$58,400,433	$501,514,554	$143,795,748	$94,737,798	$20,964,176
$-	$-	$-	$11,467	$-
$2,739,092	$249,613,968	$87,646,366	$1,948,788	$638,926
$-	$-	$-	$-	$22,441

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2010

	MML China Fund	MML Enhanced Index Core Equity Fund
Initial Class shares:
Net assets	$-	$16,790,675

Shares outstanding (a)	-	1,952,822

Net asset value, offering price and redemption price per share	$-	$8.60

Class II shares:
Net assets	$158,106	$-

Shares outstanding (a)	14,018	-

Net asset value, offering price and redemption price per share	$11.28	$-

Service Class shares:
Net assets	$-	$531,831

Shares outstanding (a)	-	62,152

Net asset value, offering price and redemption price per share	$-	$8.56

Service Class I shares:
Net assets	$21,173,103	$-

Shares outstanding (a)	1,879,686	-

Net asset value, offering price and redemption price per share	$11.26	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$395,893,353	$-	$130,679,855	$-

-	36,959,696	-	14,094,934	-

$-	$10.71	$-	$9.27	$-

$62,005,479	$-	$200,161,465	$-	$180,257

6,092,700	-	19,752,721	-	13,542

$10.18	$-	$10.13	$-	$13.31

$-	$31,556,772	$-	$2,805,250	$-

-	2,952,552	-	303,781	-

$-	$10.69	$-	$9.23	$-

$2,010,345	$-	$6,224,547	$-	$27,037,276

197,717	-	614,428	-	2,029,859

$10.17	$-	$10.13	$-	$13.32

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2010

	MML China Fund	MML Enhanced Index Core Equity Fund
Investment income (Note 2):
Dividends - unaffiliated issuers (a)	$317,737	$361,053
Dividends - affiliated issuers (Note 7)	-	-
Interest	39	-

Total investment income	317,776	361,053

Expenses (Note 3):
Investment management fees	205,000	93,122
Custody fees	37,692	17,145
Interest expense	-	-
Audit fees	33,005	30,550
Legal fees	205	316
Proxy fees	969	969
Shareholder reporting fees	6,959	4,304
Trustees’ fees	2,671	2,302

	286,501	148,708
Administration fees:
Class II	370	-
Service Class I	48,439	-
Service fees:
Service Class	-	1,133
Service Class I	48,439	-

Total expenses	383,749	149,841
Expenses waived (Note 3):
Initial Class fees waived by advisor	-	(21,456)
Class II fees waived by advisor	(471)	-
Service Class fees waived by advisor	-	(654)
Service Class I fees waived by advisor	(61,506)	-
Class II management fees waived	-	-
Service Class I management fees waived	-	-

Net expenses	321,772	127,731

Net investment income (loss)	(3,996)	233,322

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	3,623,346	1,805,584
Investment transactions - affiliated issuers (Note 7)	-	-
Foreign currency transactions	(3,832)	-

Net realized gain (loss)	3,619,514	1,805,584

Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	(2,693,236)	186,599
Investment transactions - affiliated issuers	-	-
Translation of assets and liabilities in foreign currencies	444	-

Net change in unrealized appreciation (depreciation)	(2,692,792)	186,599

Net realized gain (loss) and change in unrealized appreciation (depreciation)	926,722	1,992,183

Net increase (decrease) in net assets resulting from operations	$922,726	$2,225,505

(a) Net of withholding tax of:	$26,632	$-
* Fund commenced operations on May 3, 2010.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund *	MML Inflation- Protected and Income Fund	MML Short-Duration Bond Fund *	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$-	$-	$1,997,460	$388,125
-	-	-	377	-
2,980,518	13,804,402	2,894,166	133	34

2,980,518	13,804,402	2,894,166	1,997,970	388,159

225,850	2,407,346	486,453	875,145	229,996
4,902	48,002	20,012	88,179	33,091
-	922,870	-	-	-
32,614	31,466	31,737	33,444	33,583
1,923	20,581	4,393	2,558	219
-	969	-	969	969
8,459	57,675	21,373	20,546	5,399
3,611	59,528	11,720	19,880	2,894

277,359	3,548,437	575,688	1,040,721	306,151

55,448	-	119,479	-	396
1,014	-	2,134	-	54,365

-	63,287	-	6,026	-
1,690	-	5,336	-	54,365

335,511	3,611,724	702,637	1,046,747	415,277

-	-	-	-	-
(35,800)	-	(27,963)	-	(393)
-	-	-	-	-
(653)	-	(466)	-	(53,857)
(36,959)	-	-	-	-
(683)	-	-	-	-

261,416	3,611,724	674,208	1,046,747	361,027

2,719,102	10,192,678	2,219,958	951,223	27,132

(345,938)	9,801,667	1,420,285	17,298,803	1,864,512
-	-	-	(1,052)	-
-	-	-	131	(15,858)

(345,938)	9,801,667	1,420,285	17,297,882	1,848,654

1,704,239	8,945,363	1,572,066	12,285,948	1,836,925
-	-	-	(21,269)	-
-	-	-	2	(28,224)

1,704,239	8,945,363	1,572,066	12,264,681	1,808,701

1,358,301	18,747,030	2,992,351	29,562,563	3,657,355

$4,077,403	$28,939,708	$5,212,309	$30,513,786	$3,684,487

$-	$-	$-	$9,648	$50,890

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML China Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,996)	$(28,089)
Net realized gain (loss) on investment transactions	3,619,514	2,806,609
Net change in unrealized appreciation (depreciation) on investments	(2,692,792)	5,556,266

Net increase (decrease) in net assets resulting from operations	922,726	8,334,786

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(1,185)	(6)**
Service Class	-	-
Service Class I	(108,255)	(761)

Total distributions from net investment income	(109,440)	(767)

From net realized gains:
Class II	(23,459)	-
Service Class I	(3,107,375)	-

Total distributions from net realized gains	(3,130,834)	-

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	24,644	100,006 **
Service Class	-	-
Service Class I	4,207,058	(502,644)

Increase (decrease) in net assets from fund share transactions	4,231,702	(402,638)

Total increase (decrease) in net assets	1,914,154	7,931,381
Net assets
Beginning of year	19,417,055	11,485,674

End of year	$21,331,209	$19,417,055

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$108,954

Distributions in excess of net investment income included in net assets at end of year	$(1,354)	$-

*	Fund commenced operations on May 3, 2010.
**	Class II shares commenced operations on May 1, 2009.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund		MML High Yield Fund	MML Inflation-Protected and Income Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2010 *	Year Ended December 31, 2010	Year Ended December 31, 2009

$233,322	$238,794	$2,719,102	$10,192,678	$6,299,848
1,805,584	(2,361,493)	(345,938)	9,801,667	(6,988,341)
186,599	5,500,457	1,704,239	8,945,363	44,740,386

2,225,505	3,377,758	4,077,403	28,939,708	44,051,893

(244,376)	-	-	(13,062,533)	(8,003,580)
-	-	(2,729,464)	-	(320,437)
(6,760)	-	-	(777,264)	-
-	-	(61,930)	-	-

(251,136)	-	(2,791,394)	(13,839,797)	(8,324,017)

-	-	-	-	-
-	-	-	-	-

-	-	-	-	-

(2,213,056)	(2,210,985)	-	(43,213,232)	(15,318,023)
-	-	60,762,704	-	-
108,633	125,719	-	9,813,382	14,104,814
-	-	1,967,111	-	-

(2,104,423)	(2,085,266)	62,729,815	(33,399,850)	(1,213,209)

(130,054)	1,292,492	64,015,824	(18,299,939)	34,514,667

17,452,560	16,160,068	-	445,750,064	411,235,397

$17,322,506	$17,452,560	$64,015,824	$427,450,125	$445,750,064

$230,455	$237,268	$-	$-	$-

$-	$-	$(1,099)	$(24,716)	$(8,394)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

MML Short-Duration Bond Fund
Period Ended December 31, 2010 *
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,219,958
Net realized gain (loss) on investment transactions	1,420,285
Net change in unrealized appreciation (depreciation) on investments	1,572,066

Net increase (decrease) in net assets resulting from operations	5,212,309

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-
Class II	(2,762,100)
Service Class	-
Service Class I	(53,687)

Total distributions from net investment income	(2,815,787)

From net realized gains:
Class II	-
Service Class I	-

Total distributions from net realized gains	-

Net fund share transactions (Note 5):
Initial Class	-
Class II	197,750,672
Service Class	-
Service Class I	6,238,818

Increase (decrease) in net assets from fund share transactions	203,989,490

Total increase (decrease) in net assets	206,386,012
Net assets
Beginning of year	-

End of year	$206,386,012

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-

Distributions in excess of net investment income included in net assets at end of year	$(3,006)

*	Fund commenced operations on May 3, 2010.
**	Class II shares commenced operations on May 1, 2009.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund		MML Strategic Emerging Markets Fund
Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009

$951,223	$626,477	$27,132	$61,333
17,297,882	(13,698,339)	1,848,654	1,061,633
12,264,681	56,729,311	1,808,701	7,696,152

30,513,786	43,657,449	3,684,487	8,819,118

(902,300)	(643,681)	-	-
-	-	(499)	(661	)**
(13,645)	(4,483)	-	-
-	-	(21,554)	(39,441)

(915,945)	(648,164)	(22,053)	(40,102)

-	-	(5,932)	-
-	-	(870,068)	-

-	-	(876,000)	-

(55,472,563)	27,113,371	-	-
-	-	6,431	100,661	**
285,814	1,195,974	-	-
-	-	4,283,455	766,115

(55,186,749)	28,309,345	4,289,886	866,776

(25,588,908)	71,318,630	7,076,320	9,645,792

159,074,013	87,755,383	20,141,213	10,495,421

$133,485,105	$159,074,013	$27,217,533	$20,141,213

$275,757	$333,659	$2,604	$20,452

$-	$-	$-	$-

MML Series Investment Funds II — Financial Statements (Continued)

Statement of Cash Flows

For the year ended December 31, 2010

MML Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$28,939,708
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(248,830,627)
Investments sold	292,470,326
(Purchase) Sale of short-term investments, net	(7,929,874)
Amortization (accretion) of discount and premium, net	3,386,786
(Increase) Decrease in receivable from interest and dividends	240,255
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	(7,955,718)
Increase (Decrease) in payable for interest for reverse repurchase agreements	21,317
Increase (Decrease) in payable for Trustees’ fees and expenses	7,928
Increase (Decrease) in payable for investment management fees	(13,851)
Increase (Decrease) in payable for service fees	6,682
Increase (Decrease) in payable for accrued expenses and other liabilities	(14,778)
Net change in unrealized (appreciation) depreciation on investments	(8,945,363)
Net realized (gain) loss from investments	(9,801,667)

Net cash from (used in) operating activities	41,581,124

Cash flows from (used in) financing activities:
Proceeds from shares sold	78,050,690
Payment on shares redeemed	(135,747,916)
Proceeds from reverse repurchase agreements	91,781,867
Repayment of reverse repurchase agreements	(75,665,765)

Net cash from (used in) financing activities	(41,581,124)

Net increase (decrease) in cash	-
Cash at beginning of year	-

Cash at end of year	$-

Non cash financing activities not included herein consist of reinvestment of all distributions:	$13,839,797
Cash paid out for interest on reverse repurchase agreements	$901,553

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights

(For a share outstanding throughout each period)

MML China Fund

	Class II
	Year Ended 12/31/10		Period Ended 12/31/09 +
Net asset value, beginning of period	$12.76		$8.45

Income (loss) from investment operations:
Net investment income (loss) ***	0.03		0.02
Net realized and unrealized gain (loss) on investments	0.52		4.29

Total income (loss) from investment operations	0.55		4.31

Less distributions to shareholders:
From net investment income	(0.10)		(0.00	) †
From net realized gains	(1.93)		-

Total distributions	(2.03)		(0.00	) †

Net asset value, end of period	$11.28		$12.76

Total Return ^^	4.71%		51.01%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$158		$151
Ratio of expenses to average daily net assets:
Before expense waiver	1.72%		1.76%	*
After expense waiver	1.40%	#	1.40%	*#
Net investment income (loss) to average daily net assets	0.22%		0.28%	*
Portfolio turnover rate	145%		174%	~

	Service Class I
	Year Ended 12/31/10		Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$12.74		$7.50		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	(0.00	) †	(0.02)		0.01
Net realized and unrealized gain (loss) on investments	0.52		5.26		(2.50)

Total income (loss) from investment operations	0.52		5.24		(2.49)

Less distributions to shareholders:
From net investment income	(0.07)		(0.00	) †	(0.01)
From net realized gains	(1.93)		-		-

Total distributions	(2.00)		(0.00	) †	(0.01)

Net asset value, end of period	$11.26		$12.74		$7.50

Total Return ^^	4.42%		70.10%		(24.98%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$21,173		$19,266		$11,486
Ratio of expenses to average daily net assets:
Before expense waiver	1.97%		2.08%		3.85%	*
After expense waiver	1.65%	#	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	(0.02%	)	(0.18%	)	0.56%	*
Portfolio turnover rate	145%		174%		64%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Enhanced Index Core Equity Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$7.65	$6.17	$10.12		$10.84		$9.75

Income (loss) from investment operations:
Net investment income (loss) ***	0.11	0.10	0.13		0.14		0.14
Net realized and unrealized gain (loss) on investments	0.96	1.38	(3.91)		0.35		1.44

Total income (loss) from investment operations	1.07	1.48	(3.78)		0.49		1.58

Less distributions to shareholders:
From net investment income	(0.12)	-	(0.17)		(0.13)		(0.12)
From net realized gains	-	-	-		(1.08)		(0.37)
Tax return of capital	-	-	(0.00	) †	(0.00	) †	-

Total distributions	(0.12)	-	(0.17)		(1.21)		(0.49)

Net asset value, end of year	$8.60	$7.65	$6.17		$10.12		$10.84

Total Return ^^	14.27%	23.99%	(37.29%	)	4.43%		16.18%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$16,791	$17,090	$15,989		$43,997		$46,506
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%	0.89%	0.79%		0.70%		0.70%
After expense waiver	0.75% #	N/A	0.78%	#	0.66%	#	0.66% #
Net investment income (loss) to average daily net assets	1.38%	1.54%	1.49%		1.23%		1.36%
Portfolio turnover rate	76%	92%	151%		155%		123%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.63	$6.16	$8.94

Income (loss) from investment operations:
Net investment income (loss) ***	0.09	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.95	1.39	(2.65)

Total income (loss) from investment operations	1.04	1.47	(2.61)

Less distributions to shareholders:
From net investment income	(0.11)	-	(0.17)
Tax return of capital	-	-	(0.00	) †

Total distributions	(0.11)	-	(0.17)

Net asset value, end of period	$8.56	$7.63	$6.16

Total Return ^^	13.89%	23.86%	(29.16%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$532	$362	$171
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%	1.14%	1.28%	*
After expense waiver	0.98% #	N/A	N/A
Net investment income (loss) to average daily net assets	1.17%	1.23%	1.53%	*
Portfolio turnover rate	76%	92%	151%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML High Yield Fund

	Class II
	Period Ended 12/31/10 +
Net asset value, beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.48
Net realized and unrealized gain (loss) on investments	0.18

Total income (loss) from investment operations	0.66

Less distributions to shareholders:
From net investment income	(0.48)

Total distributions	(0.48)

Net asset value, end of period	$10.18

Total Return ^^	6.79%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$62,005
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%	*
After expense waiver	0.69%	*#
Net investment income (loss) to average daily net assets	7.23%	*
Portfolio turnover rate	72%	**

	Service Class I
	Period Ended 12/31/10 +
Net asset value, beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.47
Net realized and unrealized gain (loss) on investments	0.17

Total income (loss) from investment operations	0.64

Less distributions to shareholders:
From net investment income	(0.47)

Total distributions	(0.47)

Net asset value, end of period	$10.17

Total Return ^^	6.60%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,010
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	*
After expense waiver	0.94%	*#
Net investment income (loss) to average daily net assets	7.03%	*
Portfolio turnover rate	72%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II  –  Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06
Net asset value, beginning of year	$10.38	$9.53	$10.56		$10.27		$10.57

Income (loss) from investment operations:
Net investment income (loss) ***	0.25	0.14	0.54		0.47		0.38
Net realized and unrealized gain (loss) on investments	0.42	0.91	(0.95)		0.27		(0.28)

Total income (loss) from investment operations	0.67	1.05	(0.41)		0.74		0.10

Less distributions to shareholders:
From net investment income	(0.34)	(0.20)	(0.51)		(0.45)		(0.40)
From net realized gains	-	-	-		(0.00	) †	-
Tax return of capital	-	-	(0.11)		(0.00	) †	-

Total distributions	(0.34)	(0.20)	(0.62)		(0.45)		(0.40)

Net asset value, end of year	$10.71	$10.38	$9.53		$10.56		$10.27

Total Return ^^	6.56%	11.17%	(4.36%	)	7.51%		0.97%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$395,893	$424,682	$405,288		$335,969		$232,320
Ratio of expenses to average daily net assets ‡‡	0.59%	0.61%	0.60%		0.61%		0.61%
Interest expense to average daily net assets ‡‡‡	0.21%	0.30%	0.94%		N/A		N/A
Ratio of expenses to average daily net assets ##	0.80%	0.91%	1.54%		N/A		N/A
Net investment income (loss) to average daily net assets	2.32%	1.44%	5.22%		4.51%		3.67%
Portfolio turnover rate	44%	41%	46%		10%		10%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$10.36	$9.51	$10.62

Income (loss) from investment operations:
Net investment income (loss) ***	0.22	0.23	(0.17)
Net realized and unrealized gain (loss) on investments	0.43	0.80	(0.66)

Total income (loss) from investment operations	0.65	1.03	(0.83)

Less distributions to shareholders:
From net investment income	(0.32)	(0.18)	(0.26)
Tax return of capital	-	-	(0.02)

Total distributions	(0.32)	(0.18)	(0.28)

Net asset value, end of period	$10.69	$10.36	$9.51

Total Return ^^	6.32%	10.87%	(7.87%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$31,557	$21,068	$5,947
Ratio of expenses to average daily net assets ‡‡	0.84%	0.86%	0.86%	*
Interest expense to average daily net assets ‡‡‡	0.21%	0.30%	1.42%	*
Ratio of expenses to average daily net assets ##	1.05%	1.16%	2.28%	*
Net investment income (loss) to average daily net assets	2.06%	2.29%	(4.70%	) *
Portfolio turnover rate	44%	41%	46%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
##	Includes interest expense.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II  –  Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Short-Duration Bond Fund

	Class II
	Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.12
Net realized and unrealized gain (loss) on investments	0.16

Total income (loss) from investment operations	0.28

Less distributions to shareholders:
From net investment income	(0.15)

Total distributions	(0.15)

Net asset value, end of period	$10.13

Total Return ^^	2.84%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$200,161
Ratio of expenses to average daily net assets:
Before expense waiver	0.57%	*
After expense waiver	0.55%	*#
Net investment income (loss) to average daily net assets	1.83%	*
Portfolio turnover rate	214%	** >>

	Service Class I
	Period Ended 12/31/10 +
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.10
Net realized and unrealized gain (loss) on investments	0.17

Total income (loss) from investment operations	0.27
Less distributions to shareholders:
From net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$10.13

Total Return ^^	2.74%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$6,225
Ratio of expenses to average daily net assets:
Before expense waiver	0.82%	*
After expense waiver	0.80%	*#
Net investment income (loss) to average daily net assets	1.48%	*
Portfolio turnover rate	214%	** >>

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
>>	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Small Cap Equity Fund

	Initial Class
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06
Net asset value, beginning of year	$7.57	$5.57	$9.02		$10.09	$12.05

Income (loss) from investment operations:
Net investment income (loss) ***	0.06	0.03	0.04		0.08	0.05
Net realized and unrealized gain (loss) on investments	1.70	2.00	(3.49)		(0.17)	1.24

Total income (loss) from investment operations	1.76	2.03	(3.45)		(0.09)	1.29

Less distributions to shareholders:
From net investment income	(0.06)	(0.03)	-		(0.07)	(0.05)
From net realized gains	-	-	(0.00	) †	(0.91)	(3.20)

Total distributions	(0.06)	(0.03)	(0.00	) †	(0.98)	(3.25)

Net asset value, end of year	$9.27	$7.57	$5.57		$9.02	$10.09

Total Return ^^	23.38%	36.55%	(38.23%	)	(1.20% )	10.50%

Ratios / Supplemental Data:
Net assets, end of year (000’s)	$130,680	$157,061	$87,381		$78,567	$88,322
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.89%	0.92%		0.92%	0.91%
After expense waiver	N/A	N/A	0.91%	#	0.76% #	0.76% #
Net investment income (loss) to average daily net assets	0.70%	0.50%	0.49%		0.77%	0.38%
Portfolio turnover rate	62%	155% >>	118%		118%	162%

	Service Class
	Year Ended 12/31/10	Year Ended 12/31/09	Period Ended 12/31/08 +++
Net asset value, beginning of period	$7.54	$5.55	$8.64

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.69	1.99	(3.11)

Total income (loss) from investment operations	1.73	2.01	(3.09)

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	-
From net realized gains	-	-	(0.00	) †

Total distributions	(0.04)	(0.02)	(0.00	) †

Net asset value, end of period	$9.23	$7.54	$5.55

Total Return ^^	23.08%	36.22%	(35.71%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$2,805	$2,013	$374
Ratio of expenses to average daily net assets	1.01%	1.14%	1.26%	*
Net investment income (loss) to average daily net assets	0.51%	0.28%	1.03%	*
Portfolio turnover rate	62%	155% >>	118%	~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+++	For the period August 15, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.
>>	The portfolio turnover rate excludes merger activity.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II  –  Financial Highlights (Continued)

(For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

	Class II
	Year Ended 12/31/10	Period Ended 12/31/09 +
Net asset value, beginning of period	$11.80	$7.70

Income (loss) from investment operations:
Net investment income (loss) ***	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.96	4.11

Total income (loss) from investment operations	2.00	4.15

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)
From net realized gains	(0.45)	-

Total distributions	(0.49)	(0.05)

Net asset value, end of period	$13.31	$11.80

Total Return ^^	16.99%	54.06%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$180	$154
Ratio of expenses to average daily net assets:
Before expense waiver	1.65%	1.77%	*
After expense waiver	1.40% #	1.40%	*#
Net investment income (loss) to average daily net assets	0.37%	0.61%	*
Portfolio turnover rate	45%	70%	~

	Service Class I
	Year Ended 12/31/10	Year Ended 12/31/09		Period Ended 12/31/08 +++
Net asset value, beginning of period	$11.82	$6.61		$10.00

Income (loss) from investment operations:
Net investment income (loss) ***	0.01	0.04		0.02
Net realized and unrealized gain (loss) on investments	1.95	5.19		(3.41)

Total income (loss) from investment operations	1.96	5.23		(3.39)

Less distributions to shareholders:
From net investment income	(0.01)	(0.02)		(0.00	) †
From net realized gains	(0.45)	-		-

Total distributions	(0.46)	(0.02)		(0.00	) †

Net asset value, end of period	$13.32	$11.82		$6.61

Total Return ^^	16.75%	79.18%		(33.86%	) **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,037	$19,987		$10,495
Ratio of expenses to average daily net assets:
Before expense waiver	1.90%	2.04%		3.72%	*
After expense waiver	1.65% #	1.65%	#	1.65%	*#
Net investment income (loss) to average daily net assets	0.12%	0.40%		0.61%	*
Portfolio turnover rate	45%	70%		27%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period May 1, 2009 (commencement of operations) through December 31, 2009.
+++	For the period August 27, 2008 (commencement of operations) through December 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^^	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are seven series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML China Fund (“China Fund”), MML Enhanced Index Core Equity Fund (“Enhanced Index Core Equity Fund”), MML High Yield Fund (“High Yield Fund”), MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”), MML Short-Duration Bond Fund (“Short-Duration Bond Fund”), MML Small Cap Equity Fund (“Small Cap Equity Fund”), and MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”).

The High Yield Fund and Short-Duration Bond Fund commenced operations on May 3, 2010.

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Enhanced Index Core Equity Fund, Inflation-Protected and Income Fund, and Small Cap Equity Fund offer the following two classes of shares: Initial Class and Service Class shares. The China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund offer the following two classes of shares: Class II and Service Class I shares. Class II shares for the China Fund and Strategic Emerging Markets Fund commenced operations on May 1, 2009. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Prior to the opening of business on May 1, 2009, the Small Cap Equity Fund acquired all assets and liabilities of the MML Small Company Opportunities Fund (“Small Company Opportunities Fund”). The purpose of the transaction was to combine two funds managed by OFI with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 5,454,629 Initial Class shares and 111,154 Service Class shares of the Small Company Opportunities Fund, valued at $33,786,815 in total, for 5,526,980 Initial Class shares and 112,947 Service Class shares of the Small Cap Equity Fund. The investment portfolio of the Small Company Opportunities Fund, with a fair value of $33,897,774 and identified cost of $39,488,831 at April 30, 2009, was the principal asset acquired by the Small Cap Equity Fund. For financial reporting purposes, assets received and shares issued by the Small Cap Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Small Company Opportunities Fund was carried forward to align ongoing reporting of the Small Cap Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, Small Cap Equity Fund’s net assets were $106,036,590.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in

Notes to Financial Statements (Continued)

the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to guidelines established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as depositary receipts, futures, exchange-traded funds (“ETFs”), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Derivative contracts. Derivative contracts that are actively traded on an exchange are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Notes to Financial Statements (Continued)

Restricted securities. Restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Any illiquid Rule 144A securities or restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently and, therefore, the inputs are unobservable.

The Enhanced Index Core Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2010. The High Yield Fund and Inflation-Protected and Income Fund characterized all investments at Level 2, as of December 31, 2010. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level as of December 31, 2010 for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
China Fund
Equities
Common Stock
Basic Materials	$-	$598,580	$-	$598,580
Communications	1,037,533	2,076,824	-	3,114,357
Consumer, Cyclical	-	2,037,603	-	2,037,603
Consumer, Non-cyclical	159,786	1,349,739	-	1,509,525
Diversified	-	289,658	-	289,658
Energy	-	2,595,832	-	2,595,832
Financial	-	7,008,244	-	7,008,244
Industrial	-	3,003,087	-	3,003,087
Technology	-	752,944	-	752,944
Utilities	-	223,056	-	223,056

Total Common Stock	1,197,319	19,935,567	-	21,132,886

Total Equities	1,197,319	19,935,567	-	21,132,886

Total Long-Term Investments	1,197,319	19,935,567	-	21,132,886

Total Short-Term Investments	-	218,893	-	218,893

Total Investments	$1,197,319	$20,154,460	$-	$21,351,779

Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$64,163,774	$-	$64,163,774

Total Municipal Obligations	-	220,836	-	220,836

Non-U.S. Government Agency Obligations
Automobile ABS	-	6,458,891	-	6,458,891
Commercial MBS	-	9,939,799	-	9,939,799
Home Equity ABS	-	1,975,248	-	1,975,248
Student Loans ABS	-	9,670,121	125,572	9,795,693
WL Collateral CMO	-	1,786,478	-	1,786,478
WL Collateral PAC	-	499,732	-	499,732

Total Non-U.S. Government Agency Obligations	-	30,330,269	125,572	30,455,841

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund (Continued)
Total Sovereign Debt Obligations	$-	$448,777	$-	$448,777

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	95,242	-	95,242
Pass-Through Securities	-	37,486,316	-	37,486,316

Total U.S. Government Agency Obligations and Instrumentalities	-	37,581,558	-	37,581,558

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	12,497,028	-	12,497,028

Total U.S. Treasury Obligations	-	12,497,028	-	12,497,028

Total Bonds & Notes	-	145,242,242	125,572	145,367,814

Total Long-Term Investments	-	145,242,242	125,572	145,367,814

Total Short-Term Investments	-	87,646,366	-	87,646,366

Total Investments	$-	$232,888,608	$125,572	$233,014,180

Small Cap Equity Fund
Equities
Common Stock
Basic Materials	$4,753,011	$1,649	$343	$4,755,003
Communications	12,193,448	-	-	12,193,448
Consumer, Cyclical	15,494,759	-	-	15,494,759
Consumer, Non-cyclical	23,374,328	-	-	23,374,328
Energy	7,093,056	-	-	7,093,056
Financial	26,825,082	-	-	26,825,082
Industrial	22,119,656	-	-	22,119,656
Technology	15,056,395	371	-	15,056,766
Utilities	4,689,549	-	-	4,689,549

Total Common Stock	131,599,284	2,020	343	131,601,647

Total Equities	131,599,284	2,020	343	131,601,647

Rights
Consumer, Non-cyclical	-	-	4	4

Total Rights	-	-	4	4

Total Long-Term Investments	131,599,284	2,020	347	131,601,651

Total Short-Term Investments	-	1,948,788	-	1,948,788

Total Investments	$131,599,284	$1,950,808	$347	$133,550,439

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$1,495,213	$1,741,409	$-	$3,236,622
Communications	1,912,919	824,212	-	2,737,131
Consumer, Cyclical	-	1,977,554	-	1,977,554
Consumer, Non-cyclical	547,369	1,802,578	-	2,349,947

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Strategic Emerging Markets Fund (Continued)
Energy	$1,025,830	$2,889,238	$-	$3,915,068
Financial	875,471	5,786,615	-	6,662,086
Industrial	-	1,691,214	-	1,691,214
Technology	333,075	2,673,857	-	3,006,932

Total Common Stock	6,189,877	19,386,677	-	25,576,554

Preferred Stock
Basic Materials	1,092,785	-	-	1,092,785

Total Preferred Stock	1,092,785	-	-	1,092,785

Total Equities	7,282,662	19,386,677	-	26,669,339

Total Long-Term Investments	7,282,662	19,386,677	-	26,669,339

Total Short-Term Investments	-	638,926	-	638,926

Total Investments	$7,282,662	$20,025,603	$-	$27,308,265

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Small Cap Equity Fund	$-	$156,261	$(156,261)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as a result of securities transitioning between exchange traded and non-exchange traded.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
Short-Duration Bond Fund
Long-Term Investments
Bonds & Notes
Non-U.S. Government Agency Obligations
Student Loans ABS	$-	$-	$-	$(3,780)	$129,352	$-	$-	$125,572	$(3,780)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 12/31/09	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/10	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/10
Small Cap Equity Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$326	$-	$-	$17	$-	$-	$-	$343	$17
Rights
Consumer, Non-Cyclical	4	-	-	-	-	-	-	4	-

	$330	$-	$-	$17	$-	$-	$-	$347	$17

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2010, the following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as any additional uses it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Small Cap Equity Fund	Strategic Emerging Markets Fund
Rights and Warrants
Result of Corporate Action	A	A

At December 31, 2010, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Total
Small Cap Equity Fund Asset Derivatives
Rights*	$4	$4

Number of Contracts, Notional Amounts or Shares/Units†
Rights	400	400

Strategic Emerging Markets Fund Realized Gain (Loss)#
Rights	$3	$3

Number of Contracts, Notional Amounts or Shares/Units†
Rights	101,340	101,340

*	Statements of Assets and Liabilities location: Investments, at value.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions.
†	Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2010.

Notes to Financial Statements (Continued)

The Small Cap Equity Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended December 31, 2010.

Further details regarding the derivatives and other investments held by the Funds during the year ended December 31, 2010, are discussed below.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Notes to Financial Statements (Continued)

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

The Fund(s) had rights as shown in the Portfolio of Investments at December 31, 2010.

The Fund(s) had no warrants, purchased options, or written options at December 31, 2010.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed- delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at December 31, 2010.

Notes to Financial Statements (Continued)

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Fund(s) held inflation-indexed bonds as shown in the Portfolio(s) of Investments during the year ended December 31, 2010.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at December 31, 2010.

Notes to Financial Statements (Continued)

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at December 31, 2010:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 10/07/10, 0.280%, to be repurchased on demand until 01/11/11 at value plus accrued interest.	$120,963,000
Agreement with Daiwa Securities, dated 10/26/10, 0.250%, to be repurchased on demand until 01/20/11 at value plus accrued interest.	8,680,000
Agreement with Daiwa Securities, dated 11/04/10, 0.250%, to be repurchased on demand until 02/08/11 at value plus accrued interest.	7,420,000
Agreement with Deutsche Bank, dated 11/10/10, 0.250%, to be repurchased on demand until 01/06/11 at value plus accrued interest.	49,820,000
Agreement with Deutsche Bank, dated 11/23/10, 0.260%, to be repurchased on demand until 02/23/11 at value plus accrued interest.	23,288,000
Agreement with Deutsche Bank, dated 12/07/10, 0.260%, to be repurchased on demand until 03/09/11 at value plus accrued interest.	21,905,000
Agreement with Goldman Sachs & Co., dated 11/10/10, 0.230%, to be repurchased on demand until 01/06/11 at value plus accrued interest.	10,049,000
Agreement with Goldman Sachs & Co., dated 12/15/10, 0.270%, to be repurchased on demand until 03/16/11 at value plus accrued interest.	13,581,000
Agreement with HSBC Finance Corp., dated 10/08/10, 0.250%, to be repurchased on demand until 01/07/11 at value plus accrued interest.	14,061,250
Agreement with HSBC Finance Corp., dated 11/09/10, 0.240%, to be repurchased on demand until 02/10/11 at value plus accrued interest.	7,950,000
Agreement with HSBC Finance Corp., dated 12/07/10, 0.230%, to be repurchased on demand until 03/09/11 at value plus accrued interest.	9,615,000
Agreement with HSBC Finance Corp., dated 12/09/10, 0.240%, to be repurchased on demand until 03/10/11 at value plus accrued interest.	53,087,500
Agreement with Morgan Stanley, dated 11/09/10, 0.260%, to be repurchased on demand until 02/10/11 at value plus accrued interest.	18,258,607
Agreement with Morgan Stanley, dated 11/18/10, 0.290%, to be repurchased on demand until 01/19/11 at value plus accrued interest.	14,949,774

$373,628,131

Average balance outstanding	$380,767,431
Maximum balance outstanding	$412,910,220
Average interest rate	0.24%
Weighted average maturity	65 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the China Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the China Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between MassMutual and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

China Fund	1.05%
Enhanced Index Core Equity Fund	0.55%
High Yield Fund	0.60%
Inflation-Protected and Income Fund	0.60% of the first $100 million,
0.55% of the next $200 million,
0.50% of the next $200 million,
0.45% of any excess over $500 million
Short-Duration Bond Fund	0.40%
Small Cap Equity Fund	0.65% of the first $100 million,
0.60% of the next $100 million,
0.55% of the next $300 million,
0.50% of any excess over $500 million
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), pursuant to which Babson Capital serves as the Enhanced Index Core Equity Fund’s, High Yield Fund’s, Inflation-Protected and Income Fund’s, and Short-Duration Bond Fund’s subadviser providing day-to-day management of each Fund’s investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.20% of the average daily net assets of the High Yield Fund and 0.08% of the average daily net assets of the Inflation-Protected and Income Fund and Short-Duration Bond Fund. For the Enhanced Index Core Equity Fund, Babson Capital receives a fee from MassMutual at the following annual rates on Aggregate Assets: 0.30% of the first $50 million, 0.25% of the next $50 million, and 0.20% of any excess over $100 million. For purposes of this subadvisory agreement, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets

Notes to Financial Statements (Continued)

of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage backed securities. Cornerstone is a wholly owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with Baring International Investment Ltd. (“Baring”), pursuant to which Baring serves as the China Fund’s and Strategic Emerging Markets Fund’s subadviser providing day-to-day management of each Fund’s investments. Baring receives a fee from MassMutual equal to an annual rate of 0.65% of the average daily net assets of the China Fund and the Strategic Emerging Markets Fund.

MassMutual has entered into investment subadvisory agreements with Oppenheimer Funds, Inc. (“OFI”), pursuant to which OFI serves as the Small Cap Equity Fund’s subadviser providing day-to-day management of the Fund’s investments. OFI is a majority-owned, indirect subsidiary of MassMutual. OFI receives a fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

For the China Fund, High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund under separate administrative and shareholder services agreements between the Funds and MassMutual. MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
China Fund	0.25%	0.25%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

China Fund*		Short-Duration Bond Fund*
Class II	1.40%	Class II	0.55%
Service Class I	1.65%	Service Class I	0.80%

Enhanced Index Core Equity Fund*		Strategic Emerging Markets Fund*
Initial Class	0.66%	Class II	1.40%
Service Class	0.91%	Service Class I	1.65%

High Yield Fund*
Class II	0.69%
Service Class I	0.94%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through May 1, 2011.

MassMutual has agreed to voluntarily waive, through May 1, 2011, 0.10% of the management fee for the High Yield Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments and subscriptions in-kind) for the year ended December 31, 2010, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
China Fund	$-	$29,025,919	$-	$27,883,967
Enhanced Index Core Equity Fund	-	12,746,470	-	14,894,797
High Yield Fund	-	95,876,028	-	37,073,818
Inflation-Protected and Income Fund	149,701,441	98,092,117	198,461,309	94,103,682
Short-Duration Bond Fund	252,779,100	33,680,267	245,993,356	14,537,293
Small Cap Equity Fund	-	83,545,664	-	139,656,705
Strategic Emerging Markets Fund	-	12,713,169	-	9,724,743

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

China Fund Class II*
Sold	-	$-	11,834	$100,000
Issued as reinvestment of dividends	2,183	24,644	1	6
Redeemed	-	-	-	-

Net increase (decrease)	2,183	$24,644	11,835	$100,006

China Fund Service Class I
Sold	166,579	$2,029,330	151,832	$1,641,127
Issued as reinvestment of dividends	285,161	3,215,630	67	761
Redeemed	(84,359)	(1,037,902)	(170,877)	(2,144,532)

Net increase (decrease)	367,381	$4,207,058	(18,978)	$(502,644)

Enhanced Index Core Equity Fund Initial Class
Sold	176,318	$1,383,620	125,170	$779,987
Issued as reinvestment of dividends	33,762	244,376	-	-
Redeemed	(490,257)	(3,841,052)	(484,101)	(2,990,972)

Net increase (decrease)	(280,177)	$(2,213,056)	(358,931)	$(2,210,985)

Enhanced Index Core Equity Fund Service Class
Sold	33,178	$262,102	24,359	$157,850
Issued as reinvestment of dividends	938	6,760	-	-
Redeemed	(19,484)	(160,229)	(4,573)	(32,131)

Net increase (decrease)	14,632	$108,633	19,786	$125,719

High Yield Fund Class II**
Sold	11,091,469	$109,262,885
Issued as reinvestment of dividends	274,182	2,729,464
Redeemed	(5,272,951)	(51,229,645)

Net increase (decrease)	6,092,700	$60,762,704

High Yield Fund Service Class I**
Sold	226,959	$2,267,393
Issued as reinvestment of dividends	6,177	61,930
Redeemed	(35,419)	(362,212)

Net increase (decrease)	197,717	$1,967,111

Inflation-Protected and Income Fund Initial Class
Sold	7,104,552	$75,822,013	14,880,739	$149,161,297
Issued as reinvestment of dividends	1,231,694	13,062,533	770,837	8,003,580
Redeemed	(12,274,773)	(132,097,778)	(17,302,431)	(172,482,900)

Net increase (decrease)	(3,938,527)	$(43,213,232)	(1,650,855)	$(15,318,023)

Inflation-Protected and Income Fund Service Class
Sold	1,189,513	$12,686,233	1,468,461	$14,706,676
Issued as reinvestment of dividends	73,353	777,264	30,907	320,437
Redeemed	(343,509)	(3,650,115)	(91,235)	(922,299)

Net increase (decrease)	919,357	$9,813,382	1,408,133	$14,104,814

Notes to Financial Statements (Continued)

	Year ended December 31, 2010		Year ended December 31, 2009

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class II**
Sold	3,521,905	$35,752,587
Subscriptions in-kind	17,017,017	170,000,000
Issued as reinvestment of dividends	272,381	2,762,100
Redeemed	(1,058,582)	(10,764,015)

Net increase (decrease)	19,752,721	$197,750,672

Short-Duration Bond Fund Service Class I**
Sold	741,684	$7,537,699
Issued as reinvestment of dividends	5,290	53,687
Redeemed	(132,546)	(1,352,568)

Net increase (decrease)	614,428	$6,238,818

Small Cap Equity Fund Initial Class
Sold	1,699,676	$13,564,857	4,914,078	$28,548,304
Issued—merger	-	-	5,526,980	33,112,530
Issued as reinvestment of dividends	105,715	902,300	89,667	643,681
Redeemed	(8,455,743)	(69,939,720)	(5,476,631)	(35,191,144)

Net increase (decrease)	(6,650,352)	$(55,472,563)	5,054,094	$27,113,371

Small Cap Equity Fund Service Class
Sold	100,154	$822,120	120,559	$753,010
Issued—merger	-	-	112,947	674,285
Issued as reinvestment of dividends	1,660	13,645	639	4,483
Redeemed	(64,877)	(549,951)	(34,688)	(235,804)

Net increase (decrease)	36,937	$285,814	199,457	$1,195,974

Strategic Emerging Markets Fund Class II*
Sold	-	$-	12,987	$100,000
Issued as reinvestment of dividends	497	6,431	58	661
Redeemed	-	-	-	-

Net increase (decrease)	497	$6,431	13,045	$100,661

Strategic Emerging Markets Fund Service Class I
Sold	350,711	$4,363,568	271,751	$2,633,875
Issued as reinvestment of dividends	68,847	891,622	3,439	39,441
Redeemed	(81,293)	(971,735)	(170,686)	(1,907,201)

Net increase (decrease)	338,265	$4,283,455	104,504	$766,115

*	Class II shares commenced operations on May 1, 2009.
**	Fund commenced operations on May 3, 2010.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2010, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
China Fund	$19,745,318	$2,285,527	$(679,066)	$1,606,461
Enhanced Index Core Equity Fund	15,531,739	1,993,087	(178,222)	1,814,865
High Yield Fund	61,171,443	1,918,678	(246,357)	1,672,321
Inflation-Protected and Income Fund	755,149,641	19,061,781	(1,741,663)	17,320,118
Short-Duration Bond Fund	232,038,864	1,593,517	(618,201)	975,316
Small Cap Equity Fund	97,815,311	36,628,169	(893,041)	35,735,128
Strategic Emerging Markets Fund	21,673,180	5,919,139	(284,054)	5,635,085

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses. Certain positions of capital loss carryovers of the Small Cap Equity Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code Sections 382/383.

At December 31, 2010, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018
Enhanced Index Core Equity Fund	$-	$2,742,719	$5,020,102	$-
High Yield Fund	-	-	-	376,967
Inflation-Protected and Income Fund	-	-	8,063,607	-
Small Cap Equity Fund	2,913,392	5,154,680	6,265,779	-

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The China Fund elected to defer to the fiscal year beginning January 1, 2011, post-October currency losses in the amount of $559.

The Short-Duration Bond Fund elected to defer to the fiscal year beginning January 1, 2011, post-October capital losses in the amount of $255,109.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$1,858,687	$1,381,587	$-
Enhanced Index Core Equity Fund	251,136	-	-
High Yield Fund	2,791,394	-	-
Inflation-Protected and Income Fund	13,839,797	-	-
Short-Duration Bond Fund	2,815,787	-	-
Small Cap Equity Fund	915,945	-	-
Strategic Emerging Markets Fund	81,600	816,453	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2009, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
China Fund	$767	$-	$-
Inflation-Protected and Income Fund	8,324,017	-	-
Small Cap Equity Fund	648,164	-	-
Strategic Emerging Markets Fund	40,102	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2010:

China Fund	$26,632
Strategic Emerging Markets Fund	50,890

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2010, temporary book and tax accounting differences were primarily attributable to investments in passive foreign investment companies, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
China Fund	$228,721	$451,876	$(1,354)	$1,606,996
Enhanced Index Core Equity Fund	232,530	(7,762,821)	(2,075)	1,814,864
High Yield Fund	-	(376,967)	(1,099)	1,672,321
Inflation-Protected and Income Fund	-	(8,063,607)	(24,716)	17,320,118
Short-Duration Bond Fund	1,679,880	-	(258,001)	975,316
Small Cap Equity Fund	350,394	(14,333,851)	(16,896)	35,735,134
Strategic Emerging Markets Fund	270,515	638,949	(804)	5,608,684

Notes to Financial Statements (Continued)

During the year ended December 31, 2010, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
China Fund	$-	$(3,128)	$3,128
Enhanced Index Core Equity Fund	-	(11,001)	11,001
High Yield Fund	(8,246)	(62,947)	71,193
Inflation-Protected and Income Fund	(58,096)	(3,572,701)	3,630,797
Short-Duration Bond Fund	(673)	(592,150)	592,823
Small Cap Equity Fund	(29,514,915)	29,608,095	(93,180)
Strategic Emerging Markets Fund	-	22,927	(22,927)

The Funds did not have any unrecognized tax benefits at December 31, 2010, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2010, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2010, was as follows:

	Number of Shares Held, as of 12/31/09	Purchases	Sales	Number of Shares Held, as of 12/31/10	Value, as of 12/31/10	Dividend Income	Net Realized Gain (Loss)
Small Cap Equity Fund
Oppenheimer Holdings, Inc. Class A	3,220	410	(3,220)	410	$10,746	$377	$(1,052)

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Funds’ financial statement disclosure.

Notes to Financial Statements (Continued)

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amounts sought to be recovered from the Enhanced Index Core Equity Fund and Small Cap Equity Fund, plus interest and the Official Committee’s court costs, are approximately $17,000 and $93,500, respectively. The Funds cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Funds’ net asset values.

11.	Subsequent Events

Management has evaluated the events and transactions subsequent to December 31, 2010 through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML China Fund, MML Enhanced Index Core Equity Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short Duration Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MML China Fund, MML Enhanced Index Core Equity Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short Duration Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund (collectively the “Funds”), seven of the funds comprising the MML Series Investment Fund II (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual MML Inflation-Protected and Income Fund for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2010, the results of their operations for the year then ended, the cash flows of the MassMutual MML Inflation-Protected and Income Fund for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 18, 2011

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2010; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 52	Chairman Trustee	Since 2006 Since 2005	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	32	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2003), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 56	Trustee	Since 2005	Retired.	32	Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 59	Trustee	Since 2005	Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	32	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Corine T. Norgaard Age: 73	Trustee	Since 2005	President and Owner (since 2009), Retirement Options LLC; President (2004-2005), Thompson Enterprises (real estate investment).	34***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (1997-2005), Frontier Trust Company (formerly Advest Trust Company); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani^ Age: 64	Vice Chairman and Trustee Vice President	Since 2006 (2006- 2008)	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	32	Trustee and Vice Chairman (since 2006), President (2006-2008), Vice President (2004-2006), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Richard J. Byrne Age: 48	President	Since 2007	Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; President (since 2007), MML Series Investment Fund (open-end investment company).	40

Michael C. Eldredge Age: 46	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company).	95

Andrew M. Goldberg Age: 44	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company).	95

Nicholas H. Palmerino Age: 45	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company).	95

Philip S. Wellman Age: 46	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company).	95

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Eric H. Wietsma Age: 44	Vice President	Since 2006	Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company).	95

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for three full years, beginning upon the date of his retirement from MassMutual and ending on the three-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^	Mr. Castellani is an “Interested Person,” as that term is defined in the 1940 Act, through his former employment with MassMutual.

^^	The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2010, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Enhanced Index Core Equity Fund	100.00%
Small Cap Equity Fund	100.00%

For the year ended December 31, 2010, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
China Fund	$344,370
Strategic Emerging Markets Fund	439,014

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds, and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in May 2010, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved new sub-subadvisory agreements between Babson Capital and Cornerstone Real Estate Advisers LLC (“Cornerstone”) in respect of the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund (“New Sub-Subadvisory Agreements”) that were necessitated due to an internal reorganization that was taking place between Babson Capital and Cornerstone. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Sub-Subadvisory Agreements, the Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Babson Capital and Cornerstone and their respective personnel with responsibilities for providing services to the Funds; (ii) the terms of the New Sub-Subadvisory Agreements; (iii) the scope and quality of services that Babson Capital and Cornerstone will provide under each New Sub-Subadvisory Agreement; and (iv) the fees payable to Babson Capital by MassMutual and the effect of such fees on the profitability to MassMutual.

Prior to the vote being taken to approve the New Sub-Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Sub-Subadvisory Agreements, including the anticipated level of MassMutual’s oversight of the Funds and the subadvisory process; (ii) MassMutual’s projected levels of profitability from its relationship with the Funds was not excessive and the advisory and subadvisory fee amounts are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Babson Capital and Cornerstone appear well suited to each Fund, given their investment objectives and policies; and (iv) the terms of the New Sub-Subadvisory Agreements were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

The New Sub-Subadvisory Agreements became effective on August 9, 2010.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2010

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2010:

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2010.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
China Fund
Class II	$1,000	1.40%	$1,166.90	$7.65	$1,018.10	$7.12
Service Class I	1,000	1.65%	1,164.90	9.00	1,016.90	8.39
Enhanced Index Core Equity Fund
Initial Class	1,000	0.66%	1,226.10	3.70	1,021.90	3.36
Service Class	1,000	0.91%	1,223.90	5.10	1,020.60	4.63
High Yield Fund
Class II	1,000	0.69%	1,105.50	3.66	1,021.70	3.52
Service Class I	1,000	0.94%	1,103.50	4.98	1,020.50	4.79
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	1,019.90	3.05	1,022.20	3.06
Service Class	1,000	0.85%	1,019.00	4.33	1,020.90	4.33
Short-Duration Bond Fund
Class II	1,000	0.55%	1,016.20	2.80	1,022.40	2.80
Service Class I	1,000	0.80%	1,016.20	4.07	1,021.20	4.08

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Equity Fund
Initial Class	$1,000	0.80%	$1,251.40	$4.54	$1,021.20	$4.08
Service Class	1,000	1.03%	1,249.90	5.84	1,020.00	5.24
Strategic Emerging Markets Fund
Class II	1,000	1.40%	1,255.00	7.96	1,018.10	7.12
Service Class I	1,000	1.65%	1,253.40	9.37	1,016.90	8.39

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2010, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

MassMutual
FINANCIAL GROUP®

© 2011 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives.
L4540_II 111

CRN201203-144025

Item 2. Code of Ethics.

As of December 31, 2010, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2010, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2010 and 2009 were $254,654 and $315,044, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009 were $117,100 and $0, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2010 and 2009 were $30,365 and $42,272, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2010 and 2009. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2010 and 2009.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2010 and 2009 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2010 and 2009 were $919,802 and $460,293, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date   2/18/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Byrne
Richard J. Byrne, President and Principal Executive Officer

Date   2/18/11

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date   2/18/11